UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:    BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock U.S. Opportunities Portfolio

BlackRock World Gold Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2013

Date of reporting period: 09/30/2013

Item 1 – Report to Stockholders

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock All-Cap Energy & Resources Portfolio

„   BlackRock Emerging Markets Dividend Fund

„   BlackRock Energy & Resources Portfolio

„   BlackRock World Gold Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, the Fund generated a positive double-digit return, but underperformed its custom benchmark, which is a blend of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index. The Fund also underperformed the S&P 500® Index. The following discussion of relative performance pertains to the Fund’s custom blended benchmark.

What factors influenced performance?

•

The Fund’s exposure to precious metals dragged on relative performance. Gold and silver have come under heavy selling pressure in 2013, as the market has looked to price in an end to quantitative easing. Positions in Silver Wheaton Corp., Goldcorp, Inc. and Eldorado Gold Corp. detracted from performance as their share prices suffered in response to falling metal prices. The Fund’s investment in Energy XXI Bermuda Ltd. also detracted as the company, focused on deep-water activity in the Gulf of Mexico, encountered operational challenges. The Fund’s coal exposure was also a source of underperformance as producers struggled in an oversupplied market.

•

The Fund’s exposure to a number of shale oil and gas producers in the United States contributed to performance. A series of promising drill results were announced in the Utica and Marcellus shale regions as well as the Permian basin. Holdings in Gulfport Energy Corp., EQT Corp. and

Pioneer Natural Resources Co. were all top performers. Overweight positions in Schlumberger Ltd. and Noble Energy, Inc. also added substantially to performance as these companies had strong operational delivery and results.

Describe recent portfolio activity.

•

During the 12-month period, the number of positions held in the Fund was reduced to 36. The Fund’s coal exposure was reduced. Among the positions exited were the Fund’s holdings in precious metals & mining in order to focus on traditional energy companies.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s net assets were invested mostly in the oil & gas exploration & production sub-industry, with a large allocation to integrated oil & gas and a moderate allocation to oil services. The Fund also held exposure to distribution names as well as coal, uranium, refining and marketing companies. International oil prices are likely to remain range-bound in the medium term. Meanwhile, the energy sector is undergoing some structural changes (with development of shale oil & gas production in North America) which are creating challenges, but opportunities abound. In this environment, the Fund is focusing on companies that offer a compelling value proposition and differentiating stock-specific fundamentals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Chevron Corp.	8%
Exxon Mobil Corp.	7
Schlumberger Ltd.	6
Noble Energy, Inc.	5
Anadarko Petroleum Corp.	5
EOG Resources, Inc.	4
Halliburton Co.	4
Gulfport Energy Corp.	4
BG Group PLC	4
Pioneer Natural Resources Co.	4

Industry Allocation	Percent of Long-Term Investments

Oil, Gas & Consumable Fuels	82%
Energy Equipment & Services	18

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index, which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

[5]

The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[6]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[7]
		1 Year		5 Years		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.85%	13.13%	N/A	2.87%	N/A	8.16%	N/A
Service	9.66	12.65	N/A	2.48	N/A	7.74	N/A
Investor A	9.59	12.59	6.68%	2.45	1.35%	7.71	7.05%
Investor B	9.23	11.84	7.34	1.68	1.34	6.98	6.98
Investor C	9.22	11.73	10.73	1.69	1.69	6.95	6.95
S&P 500® Index	8.31	19.34	N/A	10.02	N/A	6.10	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	4.83	15.99	N/A	7.26	N/A	10.22	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on February 16, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,098.50	$5.05	$1,000.00	$1,020.26	$4.86	0.96%
Service	$1,000.00	$1,096.60	$6.99	$1,000.00	$1,018.40	$6.73	1.33%
Investor A	$1,000.00	$1,095.90	$7.15	$1,000.00	$1,018.25	$6.88	1.36%
Investor B	$1,000.00	$1,092.30	$11.01	$1,000.00	$1,014.54	$10.61	2.10%
Investor C	$1,000.00	$1,092.20	$10.86	$1,000.00	$1,014.69	$10.45	2.07%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[10]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	5

Fund Summary as of September 30, 2013	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income and, as a secondary objective, to seek capital appreciation.

On August 16, 2013, the Fund changed its name from BlackRock China Fund to BlackRock Emerging Markets Dividend Fund to pursue a strategy providing shareholders access to broader emerging market opportunities (the “emerging markets dividend strategy”). The Fund changed its investment objective and strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities, or derivatives having economic characteristics similar to dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries. To reflect the Fund’s new investment objectives and strategies, the Fund changed its benchmark from the MSCI China 10/40 Index and MSCI China Index to the MSCI Emerging Markets Index.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund generated a positive return for the 12-month period ended September 30, 2013. For the period October 1, 2012 through August 16, 2013, the Fund outperformed its former benchmarks, the MSCI China 10/40 Index and the MSCI China Index. For the six weeks following the strategy change through the end of the reporting period, the Fund underperformed its new benchmark, the MSCI Emerging Markets Index. The following discussion of relative performance regarding the BlackRock China Fund strategy pertains to the former benchmark, the MSCI China 10/40 Index, while the discussion of relative performance regarding the emerging markets dividend strategy pertains to the MSCI Emerging Markets Index.

What factors influenced performance?

•

During the period October 1, 2012 through August 16, 2013, the main driver of the Fund’s outperformance versus the MSCI China 10/40 Index was stock selection within the financials sector. Shenzhen Investments Ltd. was the largest contributor to performance within financials as the stock rallied following the announcement of plans for this government-backed entity to take control of several real estate projects from its parent company. Elsewhere in the Fund, the largest return came from enterprise resource planning software provider Kingdee International Software Group Co. Ltd., due to an improving profit margin outlook at the end of 2012. Chinese clinical research company WuXi PharmaTech Cayman, Inc. was another strong performer driven by a positive outlook for earnings in 2014.

•

For the six-week period following the strategy change, the Fund’s underweight to Korea as well as selection among Korean stocks detracted from performance relative to the MSCI Emerging Markets Index. Most notably, underweight exposure to Korean electronics manufacturer Samsung Electronics Co. Ltd. hindered results. Given the Fund’s focus on dividend yield, this position remains a long-term underweight as the company does not pay a large dividend.

•

Conversely, under the emerging markets dividend strategy, the Fund benefited from stock selection in China and Brazil as well as an overweight allocation to Brazil. On an individual security basis, the Fund’s largest contributors to performance were two Brazilian stocks - insurer BB Seguridade Participacoes SA and toll road operator CCR SA.

•

Detracting from relative performance of the emerging markets dividend strategy was an underweight to Korea and selection within Korean stocks. In particular, the Fund’s underweight position in Korean electronics manufacturer Samsung Electronics Co. Ltd. hindered results. Given the Fund’s focus on dividend yield, this position remains a long-term underweight as the company does not pay a large dividend.

Describe recent portfolio activity.

•

In connection with the transition from a strategy focused on China to a broader emerging markets mandate in mid-August, the Fund sold the majority of its holdings in Chinese stocks. However, China Petroleum & Chemical Corp. and Bank of China Ltd. remained in the Fund under the new strategy.

•

To implement its new strategy, the Fund invested in emerging market equities with a focus on dividends in terms of sustainability and growth as well as yield. This approach aims to provide a higher dividend yield and lower volatility relative to the MSCI Emerging Markets Index, while focusing on dividend growth to drive capital appreciation.

Describe portfolio positioning at period end.

•

As of period end, the Fund was positioned to provide exposure to emerging markets growth with low portfolio volatility and dividend growth to drive long-term performance. Relative to the MSCI Emerging Markets Index, the Fund was overweight in Thailand given tis strong domestic economy and attractive dividend yields. The Fund was also overweight Mexico as these companies are deemed likely to benefit from the government’s aggressive economic reform. The Fund’s most significant underweights were in Korea, China and Taiwan. The Fund maintains a structural underweight in Korea due to the low dividend yields in that market. From a sector perspective, the Fund was overweight in telecommunication services and consumer discretionary and underweight in information technology and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Lukoil OAO — ADR	4%
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	3
CCR SA	3
Philippine Long Distance Telephone Co. — ADR	3
BM&FBovespa SA	3
Powszechny Zaklad Ubezpieczen SA	3
China Petroleum & Chemical Corp., H Shares	2
Mobile Telesystems — ADR	2
Tata Motors Ltd. — ADR	2
BB Seguridade Participacoes SA	2

Geographic Allocation	Percent of Long-Term Investments

Brazil	17%
China	8
South Africa	8
Mexico	8
Taiwan	8
Thailand	7
Russia	7
Philippines	5
South Korea	5
Hong Kong	4
India	3
Turkey	3
Poland	3
Other[1]	14

[1]	Other includes a 2% or less investment in each of the following countries: Chile, Indonesia, Panama, Malaysia, Cambodia, Ireland, Ukraine, Czech Republic, Peru and Qatar.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock Emerging Markets Dividend Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies domiciled in, or tied economically to, emerging market countries and at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying securities.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Effective August 16, 2013, the Fund now uses this index as its benchmark rather than the MSCI China 10/40 Index and MSCI China Index because of the change in the Fund’s investment objective and investment strategies.

[4]

A free float-adjusted market capitalization index that is designed to measure equity market performance in China, taking into consideration the concentration constraints of the European Union’s UCITS III regulations.

[5]	An unmanaged free float-adjusted market capitalization index designed to measure equity market performance of China.

[6]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.84%	16.15%	N/A	(3.38)%	N/A
Investor A	3.73	15.82	9.74%	(3.61)	(5.72)%
Investor C	3.39	14.95	13.95	(4.26)	(4.26)
MSCI Emerging Markets Index	(2.78)	0.98	N/A	(5.29)	N/A
MSCI China 10/40 Index	4.67	13.00	N/A	(1.68)	N/A
MSCI China Index	4.59	12.70	N/A	(1.81)	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on April 29, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,038.40	$8.23	$1,000.00	$1,017.00	$8.14	1.61%
Investor A	$1,000.00	$1,037.30	$9.50	$1,000.00	$1,015.74	$9.40	1.86%
Investor C	$1,000.00	$1,033.90	$13.31	$1,000.00	$1,011.98	$13.16	2.61%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[10]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	7

Fund Summary as of September 30, 2013	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, the Fund generated a positive double-digit return, but underperformed its benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index, as well as the S&P 500® Index. The following discussion of relative performance pertains to the Wilshire 5000 Modified Energy Equal Weighted Index.

What factors influenced performance?

•

The Fund’s investment in Energy XXI Bermuda Ltd. detracted as the company, focused on deep-water activity in the Gulf of Mexico, encountered operational challenges. A holding in Americas Petrogas, Inc. also weighed on performance. Shares in the Argentinian exploration & production company suffered on account of political uncertainty and lack of progress with their projects. The Fund’s coal exposure was also a source of underperformance as producers struggled in an oversupplied market.

•

The Fund’s exposure to a number of shale oil and gas producers in the United States contributed to performance. A series of promising drill results were announced in the Utica and Marcellus shale regions as well as the Permian basin. Holdings in EQT Corp., Pioneer Natural Resources Co. and Gulfport Energy Corp. were all top performers.

Describe recent portfolio activity.

•

During the 12-month period, the number of positions held in the Fund was reduced to 45. The Fund’s coal exposure was reduced. Among the positions exited were the Fund’s holdings in mining in order to focus on traditional energy companies.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s net assets were invested largely in the oil & gas exploration & production sub-industry, with the remainder invested in oil services names as well as coal, distribution and refining companies. International oil prices are likely to remain range-bound in the medium term. Meanwhile, the energy sector is undergoing some structural changes (with development of shale oil and gas production in North America) which are creating challenges, but opportunities abound. In this environment, the Fund is focusing on companies that offer a compelling value proposition and differentiating stock-specific fundamentals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

EQT Corp.	8%
Range Resources Corp.	7
Gulfport Energy Corp.	5
Rosetta Resources, Inc.	5
CONSOL Energy, Inc.	5
Pioneer Natural Resources Co.	4
Clayton Williams Energy, Inc.	4
EOG Resources, Inc.	4
Stone Energy Corp.	3
Noble Energy, Inc.	3

Industry Allocation	Percent of Long-Term Investments

Oil, Gas & Consumable Fuels	91%
Energy Equipment & Services	7
Construction & Engineering	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index, which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.48%	13.78%	N/A	2.16%	N/A	13.99%	N/A
Investor A	8.32	13.42	7.44%	1.81	0.72%	13.64	13.03%
Investor B	7.93	12.57	8.07	1.04	0.81	12.97	12.97
Investor C	7.91	12.59	11.59	1.07	1.07	12.82	12.82
S&P 500® Index	8.31	19.34	N/A	10.02	N/A	7.57	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	6.78	17.15	N/A	9.81	N/A	17.44	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,084.80	$5.38	$1,000.00	$1,019.90	$5.22	1.03%
Investor A	$1,000.00	$1,083.20	$6.95	$1,000.00	$1,018.40	$6.73	1.33%
Investor B	$1,000.00	$1,079.30	$10.95	$1,000.00	$1,014.54	$10.61	2.10%
Investor C	$1,000.00	$1,079.10	$10.84	$1,000.00	$1,014.64	$10.50	2.08%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	9

Fund Summary as of September 30, 2013	BlackRock World Gold Fund

Investment Objective

BlackRock World Gold Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

On September 19, 2013, the Board of Trustees approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Effective October 28, 2013, except for certain retirement plan investments, the Fund no longer accepts orders from new investors or existing shareholders to purchase Fund shares. The shares of any shareholders holding shares on the date of liquidation, which the Fund currently anticipates to be on or about December 10, 2013, will be redeemed at the net asset value per share, and the Fund will then be terminated as a series of the Trust.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund generated double-digit negative returns, but outperformed its benchmark, the FTSE Gold Mines Index.

What factors influenced performance?

•

Sentiment toward gold turned notably bearish during the 12-month period. A strengthening US dollar, a lack of inflationary pressures and rising real rates (inflation-adjusted interest rates) were all significant headwinds for gold. Additionally, given concerns that the US Federal Reserve would reduce its monetary stimulus program sooner than originally expected, investors who had bought into the gold market on expectations of long-term US dollar weakness began reversing their positions. The price of gold depreciated by 25% over the period (in US dollar terms), which weighed heavily on gold producers.

•

The Fund’s outperformance relative to its benchmark index was driven by overweight allocations to higher quality mid-tier gold companies, such as Franco-Nevada Corp. and Randgold Resources Ltd., and lower-cost smaller producers such as Alamos Gold, Inc. Maintaining underweight exposure to producers with near-term challenges, including Cia de Minas Buenaventura SA and AngloGold Ashanti Ltd., also helped drive the Fund’s outperformance for the period. In the challenging gold price environment, the Fund’s non-gold holdings contributed positively to results. Holdings in high quality silver producers delivered strong returns. Notably, shares of Tahoe Resources, Inc., a high grade silver development company operating in Guatemala, moved higher as the company entered a production phase at its operations during the period.

•

Detracting from performance relative to the benchmark index were the Fund’s underweight positions in large-cap gold producers Goldcorp, Inc. and Newmont Mining Corp. Shares of these major producers were driven higher by investors seeking refuge from heightened gold price volatility in companies that are perceived to be more defensive. Additionally, a number of the Fund’s holdings in smaller cap gold companies challenged returns as these stocks were particularly sensitive to the falling gold price.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced exposure to companies that may be subject to a capital requirement in the near term, including the sale of a number of small-cap gold stocks, as financing risk remained a key focus for resources companies. The Fund also reduced exposure to companies that may have less operational flexibility in a lower gold price environment, resulting in the sale of a number of lower grade mid-tier producers. The Fund added to holdings in gold royalty companies and increased its non-gold exposures, including silver and platinum.

Describe portfolio positioning at period end.

•

At period end, the Fund held approximately 73% of its assets in gold equities, 15% in silver equities and 3% in platinum equities, with the remaining assets allocated to other mining equities and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Goldcorp, Inc.	9%
Randgold Resources Ltd. — ADR	7
Yamana Gold, Inc.	7
Eldorado Gold Corp.	7
Franco-Nevada Corp.	6
Fresnillo PLC	5
Newcrest Mining Ltd.	5
Alamos Gold, Inc.	5
Barrick Gold Corp.	4
Silver Wheaton Corp.	3

Geographic Allocation	Percent of Long-Term Investments

Canada	54%
Australia	9
Jersey, Channel Islands	9
Mexico	9
United States	8
United Kingdom	7
South Africa	2
Other[1]	2

[1]	Other includes a 1% or less investment in each of the following countries: Russia, Peru, Hong Kong and China.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock World Gold Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of gold-related companies.

[3]	An index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(26.97)%	(46.93)%	N/A	(14.26)%	N/A
Investor A	(27.17)	(47.12)	(49.91)%	(14.50)	(15.85)%
Investor C	(27.37)	(47.50)	(48.02)	(15.14)	(15.14)
FTSE Gold Mines Index	(33.91)	(53.18)	N/A	(19.53)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 26, 2010.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$730.30	$5.38	$1,000.00	$1,018.85	$6.28	1.24%
Investor A	$1,000.00	$728.30	$6.46	$1,000.00	$1,017.60	$7.54	1.49%
Investor C	$1,000.00	$726.30	$9.82	$1,000.00	$1,013.69	$11.46	2.27%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Energy & Resources Portfolio on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	13

Schedule of Investments September 30, 2013	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 17.3%
Core Laboratories NV	36,700	$6,210,007
Ensco PLC, Class A	69,000	3,708,750
Halliburton Co.	174,500	8,402,175
National Oilwell Varco, Inc.	47,700	3,725,847
Schlumberger Ltd.	141,641	12,515,399
Technip SA	30,600	3,592,514

		38,154,692
Oil, Gas & Consumable Fuels — 79.8%
Anadarko Petroleum Corp.	106,800	9,931,332
BG Group PLC	425,000	8,113,152
Bill Barrett Corp. (a)(b)	102,400	2,571,264
Cairn Energy PLC (a)	549,100	2,328,432
Caracal Energy, Inc. (a)	366,000	2,725,595
Chevron Corp.	143,700	17,459,550
Cobalt International Energy, Inc. (a)	56,700	1,409,562
Concho Resources, Inc. (a)	57,700	6,278,337
ConocoPhillips	101,600	7,062,216
CONSOL Energy, Inc.	64,530	2,171,435
Continental Resources, Inc. (a)	59,800	6,414,148
Denbury Resources, Inc. (a)	398,790	7,341,724
Enbridge, Inc.	48,000	2,004,718
EOG Resources, Inc.	53,670	9,085,258
EQT Corp.	59,110	5,244,239
Exxon Mobil Corp.	175,600	15,108,624
Gulfport Energy Corp. (a)	130,300	8,383,502
Kodiak Oil & Gas Corp. (a)	328,900	3,966,534
Kosmos Energy Ltd. (a)	195,314	2,007,828
Noble Energy, Inc.	161,100	10,795,311
Pioneer Natural Resources Co.	42,800	8,080,640
Range Resources Corp.	98,100	7,444,809

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Rex Energy Corp. (a)(b)	163,900	$3,654,970
Rosetta Resources, Inc. (a)	90,000	4,901,400
Royal Dutch Shell PLC — ADR	71,600	4,702,688
Southwestern Energy Co. (a)	65,700	2,390,166
Suncor Energy, Inc.	125,380	4,486,096
TransCanada Corp.	69,000	3,031,163
Whiting Petroleum Corp. (a)	126,860	7,592,571

		176,687,264
Specialty Retail — 0.1%
CST Brands, Inc.	8,022	239,056
Total Long-Term Investments (Cost — $147,096,826) — 97.2%		215,081,012

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	6,884,032	6,884,032

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (c)(d)(e)	$4,708	4,708,251
Total Short-Term Securities (Cost — $11,592,283) — 5.2%		11,592,283
Total Investments (Cost — $158,689,109) — 102.4%		226,673,295
Liabilities in Excess of Other Assets — (2.4)%		(5,364,955)

Net Assets — 100.0%		$221,308,340

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts CAD Canadian Dollar HKD Hong Kong Dollar NVDR Non-Voting Depository Receipts	SGD Singapore Dollars USD US Dollar ZAR South African Rand

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	6,884,032	6,884,032	$4,514
BlackRock Liquidity Series, LLC, Money Market Series	$17,312,472	$(12,604,221)	$4,708,251	$218,847

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$34,562,178	$3,592,514	—	$38,154,692
Oil, Gas & Consumable Fuels	166,245,680	10,441,584	—	176,687,264
Specialty Retail	239,056	—	—	239,056
Short-Term Securities	6,884,032	4,708,251	—	11,592,283
Total	$207,930,946	$18,742,349	—	$226,673,295

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, collateral on securities loaned at value of $4,708,251 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	15

Schedule of Investments September 30, 2013	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 16.3%
Banco do Brasil SA (a)	5,099	$59,358
BB Seguridade Participacoes SA	7,875	77,673
BM&FBovespa SA	20,333	114,128
CCR SA	16,676	131,449
Cia de Bebidas das Americas — ADR	1,143	43,834
Cia de Gas de Sao Paulo, Preference A (a)	1,361	35,322
EDP — Energias do Brasil SA	7,491	40,560
Mahle-Metal Leve SA Industria e Comercio (a)	3,635	44,365
Natura Cosmeticos SA	2,260	50,731
Vale SA — ADR	4,132	64,501
Vale SA, Preference — ADR	2,257	32,072

		693,993
Cambodia — 1.3%
NagaCorp Ltd.	64,000	53,998
Chile — 2.3%
Banco de Chile	633	58,046
Cia Cervecerias Unidas SA — ADR	1,585	42,177

		100,223
China — 8.1%
Bank of China Ltd., H Shares	147,000	67,174
China Hongqiao Group Ltd.	117,000	69,258
China Petroleum & Chemical Corp., H Shares	125,000	97,984
Industrial & Commercial Bank of China Ltd., H Shares	93,000	65,003
Want Want China Holdings Ltd.	31,000	47,141

		346,560
Czech Republic — 0.4%
Komercni Banka AS	79	17,579
Hong Kong — 4.1%
Bosideng International Holdings Ltd.	142,000	34,258
China Merchants Holdings International Co. Ltd.	18,000	65,562
Sands China Ltd.	12,400	76,762

		176,582
India — 3.1%
Infosys Ltd. — ADR	1,038	49,938
Tata Motors Ltd. — ADR	3,017	80,313

		130,251
Indonesia — 1.8%
Media Nusantara Citra Tbk PT	173,500	40,485
Telekomunikasi Indonesia Persero Tbk PT	189,000	34,338

		74,823
Ireland — 0.9%
Dragon Oil PLC	4,246	40,006
Malaysia — 1.4%
DiGi.Com Bhd	40,800	60,836
Mexico — 8.0%
Bolsa Mexicana de Valores SAB de CV	32,298	77,207
Fibra Uno Administracion SA de CV	18,399	51,010
Fomento Economico Mexicano SAB de CV — ADR	418	40,584
Grupo Aeroportuario del Pacifico SAB de CV, Class B	4,461	22,834
Grupo Aeroportuario del Sureste SAB de CV — ADR	376	40,931
Grupo Financiero Santander Mexico SAB de CV, Class B — ADR	2,837	39,207
Kimberly-Clark de Mexico SAB de CV, Class A	23,399	68,412

		340,185

Common Stocks	Shares	Value
Panama — 1.6%
Copa Holdings SA, Class A	481	$66,700
Peru — 1.4%
Credicorp Ltd.	472	60,633
Philippines — 4.4%
Alliance Global Group, Inc.	42,400	22,926
Philippine Long Distance Telephone Co.	185	12,616
Philippine Long Distance Telephone Co. — ADR	1,791	121,502
Robinsons Land Corp.	60,600	28,618

		185,662
Poland — 2.5%
Powszechny Zaklad Ubezpieczen SA	800	108,523
Russia — 6.6%
Lukoil OAO — ADR (a)	2,582	164,112
MMC Norilsk Nickel OJSC — ADR	1,577	22,630
Mobile Telesystems OJSC — ADR (a)	4,317	96,096

		282,838
South Africa — 8.1%
AVI Ltd.	3,587	21,382
The Foschini Group Ltd.	4,595	47,644
Mr. Price Group Ltd.	3,064	42,413
Sanlam Ltd.	8,551	39,839
Sasol Ltd.	857	40,907
Standard Bank Group Ltd.	4,637	55,361
Vodacom Group Ltd.	4,385	54,398
Woolworths Holdings Ltd.	5,555	41,072

		343,016
South Korea — 2.9%
Grand Korea Leisure Co. Ltd.	1,440	46,345
Hyundai Motor Co., Preference	413	41,500
Kangwon Land, Inc.	1,370	36,321

		124,166
Taiwan — 7.8%
Cleanaway Co. Ltd.	3,000	17,429
Delta Electronics, Inc.	10,000	48,560
Far EasTone Telecommunications Co. Ltd.	27,000	67,270
Mega Financial Holding Co. Ltd.	54,000	44,275
Taiwan Semiconductor Manufacturing Co. Ltd.	4,000	13,621
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	8,320	141,107

		332,262
Thailand — 6.8%
Advanced Info Service PCL — NVDR	7,500	61,284
Bangkok Expressway PCL — NVDR	14,600	16,131
BEC World PCL — NVDR	34,200	62,177
Kasikornbank PCL — NVDR	2,500	13,994
PTT PCL — NVDR	3,600	36,413
Siam City Cement PCL — NVDR	1,500	19,428
Siam Commercial Bank PCL — NVDR	8,800	41,669
Thai Beverage PCL	84,000	36,882

		287,978
Turkey — 2.8%
Cimsa Cimento Sanayi VE Tica	3,025	19,288
Koza Altin Isletmeleri AS	2,482	39,503
Turk Traktor ve Ziraat Makineleri AS	623	18,206
Turkcell Iletisim Hizmetleri AS (a)	6,910	40,605

		117,602

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Ukraine — 0.5%
MHP SA	1,286	$20,383
Total Common Stocks — 93.1%		3,964,799

Participation Notes (a)
Qatar — 1.1%
Deutsche Bank AG (Qatar Electricity & Water Co.), due 4/14/17	1,099	47,627
South Korea — 2.2%
Deutsche Bank AG (Coway Co. Ltd.), due 8/15/23	919	50,881
Deutsche Bank AG (Hyundai Motor & Finance Co.), due 8/15/23	1,540	41,915

		92,796
Total Participation Notes — 3.3%		140,423

Rights	Shares	Value
Chile — 0.0%
Cia Cervecerias Unidas SA — ADR (Expires 10/04/13) (a)	246	$111
Total Long-Term Investments (Cost — $3,994,120) — 96.4%		4,105,333

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	68,511	68,511
Total Short-Term Securities (Cost — $68,511) — 1.6%		68,511
Total Investments (Cost — $4,062,631) — 98.0%		4,173,844
Other Assets Less Liabilities — 2.0%		84,446

Net Assets — 100.0%		$4,258,290

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	172,872	(104,361)	68,511	$134

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,446	HKD	88,765	Citibank N.A.	10/02/13	$1
USD	7,991	ZAR	79,563	Goldman Sachs International	10/02/13	67
USD	15,073	HKD	116,882	Goldman Sachs International	10/03/13	3
USD	15,154	SGD	19,031	Goldman Sachs International	10/03/13	(15)
Total						$56

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	17

Schedule of Investments (concluded)	BlackRock Emerging Markets Dividend Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$693,993	—	—	$693,993
Cambodia	—	$53,998	—	53,998
Chile	100,223	—	—	100,223
China	—	346,560	—	346,560
Czech Republic	—	17,579	—	17,579
Hong Kong	—	176,582	—	176,582
India	130,251	—	—	130,251
Indonesia	—	74,823	—	74,823
Ireland	40,006	—	—	40,006
Malaysia	—	60,836	—	60,836
Mexico	340,185	—	—	340,185
Panama	66,700	—	—	66,700
Peru	60,633	—	—	60,633
Philippines	121,502	64,160	—	185,662
Poland	—	108,523	—	108,523
Russia	282,838	—	—	282,838
South Africa	21,382	321,634	—	343,016
South Korea	—	124,166	—	124,166
Taiwan	141,107	191,155	—	332,262
Thailand	—	287,978	—	287,978
Turkey	—	117,602	—	117,602
Ukraine	20,383	—	—	20,383
Participation Notes:
Qatar	—	47,627	—	47,627
South Korea	—	92,796	—	92,796
Rights	111	—	—	111
Short-Term Securities	68,511	—	—	68,511
Total	$2,087,825	$2,086,019	—	$4,173,844

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$71	—	—	$71
Liabilities:
Foreign currency exchange contracts	(15)	—	—	(15)
Total	$56	—	—	$56

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$30,287	—	—	$30,287
Foreign currency at value	5,360	—	—	5,360
Total	$35,647	—	—	$35,647

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies — 0.0%
Republic Resources, Inc. (a)	28,750	$—
Construction & Engineering — 2.2%
KBR, Inc.	424,000	13,839,360
Energy Equipment & Services — 7.0%
AltaGas Ltd.	386,500	13,736,969
Ensco PLC, Class A	239,000	12,846,250
Poseidon Concepts Corp. (a)	35,081	112
Superior Energy Services, Inc. (a)	738,257	18,485,955

		45,069,286
Machinery — 0.0%
R.J. Corman Railpower Group LLC (a)	360,600	—
Oil, Gas & Consumable Fuels — 88.9%
Arch Coal, Inc.	1,384,800	5,691,528
Bellatrix Exploration Ltd. (a)	862,632	6,565,735
Cabot Oil & Gas Corp.	429,400	16,025,208
Cairn Energy PLC (a)	2,552,000	10,821,634
Caracal Energy, Inc. (a)	1,050,000	7,819,331
Carrizo Oil & Gas, Inc. (a)	320,500	11,957,855
Clayton Williams Energy, Inc. (a)	496,321	26,041,963
Coastal Energy Co. (a)	1,080,600	19,900,958
Cobalt International Energy, Inc. (a)	676,187	16,810,009
CONSOL Energy, Inc.	839,200	28,239,080
Crocotta Energy, Inc. (a)	1,808,300	4,827,751
Denbury Resources, Inc. (a)	70,700	1,301,587
EnQuest PLC (a)	3,614,000	7,619,795
EOG Resources, Inc.	146,400	24,782,592
EQT Corp.	525,900	46,657,848
Gulf Coast Ultra Deep Royalty Trust (a)	443,095	965,947
Gulfport Energy Corp. (a)	469,500	30,207,630
Ithaca Energy, Inc. (a)	4,501,000	11,055,318
Kodiak Oil & Gas Corp. (a)	1,185,300	14,294,718
Kosmos Energy Ltd. (a)	1,211,588	12,455,125
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (a)(b)	85,400	2,181,970
Magnum Hunter Resources Corp. (a)	2,357,000	14,542,690
Matador Resources Co. (a)	562,393	9,183,878
Noble Energy, Inc.	316,000	21,175,160
Painted Pony Petroleum Ltd. (a)	970,000	7,608,951
PDC Energy, Inc. (a)	353,800	21,065,252
Pioneer Natural Resources Co.	138,200	26,092,160
Range Resources Corp.	542,200	41,147,558

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Rex Energy Corp. (a)	509,600	$11,364,080
Rosetta Resources, Inc. (a)	529,400	28,831,124
Scorpio Tankers, Inc.	599,300	5,849,168
SM Energy Co.	180,000	13,894,200
Southwestern Energy Co. (a)	413,500	15,043,130
Stone Energy Corp. (a)	658,538	21,356,387
Tourmaline Oil Corp. (a)	62,420	2,536,068
Trilogy Energy Corp.	621,722	17,703,127
Trioil Resources Ltd., Class A (a)	671,083	1,824,215
Yoho Resources, Inc. (a)	1,021,375	2,677,261

		568,117,991
Specialty Retail — 0.1%
CST Brands, Inc.	18,222	543,016
Total Common Stocks — 98.2%		627,569,653

Warrants (c)
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Corp. (Issued/Exer-cisable 10/15/13, 1 Share for 1 Warrant, Ex-pires 4/15/16, Strike Price USD 8.50)	235,700	2
Magnum Hunter Resources Corp. (Issued/Exer-cisable 8/29/11, 1 Share for 1 Warrant, Ex-pires 10/14/13, Strike Price USD 10.50)	60,050	420
Total Warrants — 0.0%		422
Total Long-Term Investments (Cost — $426,042,044) — 98.2%		627,570,075

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	14,345,070	14,345,070
Total Short-Term Securities (Cost — $14,345,070) — 2.3%		14,345,070
Total Investments (Cost — $440,387,114) — 100.5%		641,915,145
Liabilities in Excess of Other Assets — (0.5)%		(3,047,014)

Net Assets — 100.0%		$638,868,131

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Fund held 0.3% of its net assets, with a current value of $2,181,970 and an original cost of $1,281,000, in this security.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	14,345,070	14,345,070	$8,890

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	19

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio

•

Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Shares Purchased	Shares Sold	Shares Held at September 30, 2013	Value at September 30, 2013	Income	Realized Loss
Spyglass Resource Corp. (formerly Pace Oil and Gas Ltd.)[1]	2,391,389	642,051	3,033,440	—	—	—	$(13,619,797)

1	No longer an affiliated company or held by the Fund as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	95,384	CAD	98,515	Citibank N.A.	10/01/13	$(257)
USD	112,398	CAD	115,638	Goldman Sachs International	10/02/13	133
Total						$(124)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	$13,839,360	—	—	$13,839,360
Energy Equipment & Services	45,069,286	—	—	45,069,286
Oil, Gas & Consumable Fuels	547,494,592	$18,441,429	$2,181,970	568,117,991
Specialty Retail	543,016	—	—	543,016
Warrants	422	—	—	422
Short-Term Securities	14,345,070	—	—	14,345,070
Total	$621,291,746	$18,441,429	$2,181,970	$641,915,145

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$133	—	—	$133
Liabilities:
Foreign currency exchange contracts	(257)	—	—	(257)
Total	$(124)	—	—	$(124)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, foreign currency at value of $20 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	21

Consolidated Schedule of Investments September 30, 2013	BlackRock World Gold Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 8.9%
Beadell Resources Ltd. (a)	139,080	$120,548
Indochine Mining Ltd. (a)	136,140	9,319
Medusa Mining Ltd. (a)	6,840	14,361
Newcrest Mining Ltd.	29,710	326,751
Northern Star Resources Ltd.	35,300	28,099
PanAust Ltd.	55,000	108,855
Papillon Resources Ltd. (a)	31,800	32,966

		640,899
Canada — 52.0%
Agnico-Eagle Mines Ltd.	5,610	148,576
Alamos Gold, Inc.	19,870	308,645
B2Gold Corp. (a)	20,750	51,772
Barrick Gold Corp.	13,040	242,805
Belo Sun Mining Corp. (a)	51,740	22,855
Centerra Gold, Inc.	9,660	45,203
Detour Gold Corp. (a)	24,300	205,950
Eldorado Gold Corp.	69,143	466,525
Franco-Nevada Corp.	8,490	385,164
Goldcorp, Inc.	23,900	621,834
Kinross Gold Corp.	27,850	140,325
New Gold, Inc. (a)	34,400	205,054
Osisko Mining Corp. (a)	26,733	135,216
Romarco Minerals, Inc. (a)	86,230	32,649
Silver Wheaton Corp.	9,220	228,430
Yamana Gold, Inc.	48,016	499,249

		3,740,252
China — 0.0%
Real Gold Mining Ltd. (a)(b)	13,000	—
Hong Kong — 0.2%
G-Resources Group Ltd. (a)(b)	386,400	12,751
Jersey, Channel Islands — 7.3%
Minera IRL Ltd., London (a)	37,870	8,813
Minera IRL Ltd., Toronto (a)	48,420	11,752
Randgold Resources Ltd. – ADR	7,050	504,287

		524,852
Mexico — 8.2%
Fresnillo PLC	23,550	370,766
Industrias Penoles SAB de CV	7,490	220,016

		590,782
Peru — 1.1%
Volcan Cia Minera SAA, Class B	177,860	79,829
Russia — 1.3%
Polymetal International PLC	8,890	94,032
South Africa — 2.3%
AngloGold Ashanti Ltd.	4,145	55,183
Gold Fields Ltd.	8,100	37,087
Harmony Gold Mining Co. Ltd.	20,220	69,425

		161,695
United Kingdom — 6.4%
Archipelago Resources PLC	67,950	63,253
BHP Billiton PLC	5,890	173,263
Johnson Matthey PLC	2,750	124,963
Polyus Gold International Ltd.	31,000	96,064

		457,543
United States — 4.5%
Freeport-McMoRan Copper & Gold, Inc.	2,780	91,962
Newmont Mining Corp.	3,000	84,300

Common Stocks	Shares	Value
United States (concluded)
Tahoe Resources, Inc. (a)	8,080	$145,433

		321,695
Total Common Stocks — 92.2%		6,624,330

Investment Companies
Jersey, Channel Islands — 0.9%
ETFS Physical Platinum (a)	500	68,417
United States — 2.9%
SPDR Gold Trust (a)	1,600	205,072
Total Investment Companies — 3.8%		273,489

Warrants (c)
Canada — 0.0%
Kinross Gold Corp. (Issued/Exercisable 10/28/10, 1 Share for 1 Warrant, Expires 9/17/14, Strike Price USD 21.30)	757	44
Total Long-Term Investments
(Cost — $9,917,803) — 96.0%		6,897,863

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	317,191	317,191

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (d)(e)(f)	$14	13,650
Total Short-Term Securities
(Cost — $330,841) — 4.6%		330,841
Total Investments (Cost — $10,248,644) — 100.6%		7,228,704
Liabilities in Excess of Other Assets — (0.6)%		(39,976)

Net Assets — 100.0%		$7,188,728

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock World Gold Fund

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	430,646	(113,455)	317,191	$179
BlackRock Liquidity Series, LLC, Money Market Series	—	$13,650	$13,650	$20

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	424	CAD	436	The Bank of New York Mellon	10/02/13	$1

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	23

Consolidated Schedule of Investments (concluded)	BlackRock World Gold Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$640,899	—	$640,899
Canada	$3,740,252	—	—	3,740,252
Hong Kong	—	12,751	—	12,751
Jersey, Channel Islands	524,852	—	—	524,852
Mexico	220,016	370,766	—	590,782
Peru	79,829	—	—	79,829
Russia	—	94,032	—	94,032
South Africa	—	161,695	—	161,695
United Kingdom	63,253	394,290	—	457,543
United States	321,695	—	—	321,695
Investment Companies	273,489	—	—	273,489
Warrants	44	—	—	44
Short-Term Securities	317,191	13,650	—	330,841
Total	$5,540,621	$1,688,083	—	$7,228,704

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$1	—	—	$1
[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,802	—	—	$1,802
Liabilities:
Collateral on securities loaned at value	—	$(13,650)	—	(13,650)
Total	$1,802	$(13,650)	—	$(11,848)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Statements of Assets and Liabilities

September 30, 2013	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]

Assets
Investments at value — unaffiliated[2,3]	$215,081,012	$4,105,333	$627,570,075	$6,897,863
Investments at value — affiliated[4]	11,592,283	68,511	14,345,070	330,841
Cash	—	30,287	—	—
Foreign currency at value[5]	—	5,360	20	1,802
Investments sold receivable	—	102,266	242,404	—
Unrealized appreciation on foreign currency exchange contracts	—	71	133	1
Capital shares sold receivable	97,921	5,009	631,921	49,090
Dividends receivable — unaffiliated	72,668	13,594	99,208	2,650
Dividends receivable — affiliated	256	5	607	14
Securities lending income receivable — affiliated	1,773	—	—	19
Receivable from Manager	—	45,369	—	2,341
Prepaid expenses	25,744	16,812	27,160	14,755

Total assets	226,871,657	4,392,617	642,916,598	7,299,376

Liabilities
Collateral on securities loaned at value	4,708,251	—	—	13,650
Unrealized depreciation on foreign currency exchange contracts	—	15	257	—
Capital shares redeemed payable	337,426	—	2,878,000	25,669
Transfer agent fees payable	169,468	767	384,956	5,604
Investment advisory fees payable	148,107	—	392,204	1,300
Service and distribution fees payable	87,259	410	175,133	2,376
Professional fees payable	40,920	117,296	45,947	44,471
Other affiliates payable	26,101	—	78,569	32
Custodian fees payable	16,485	4,410	35,904	8,759
Pricing fees payable	3,472	9,989	6,974	4,668
Officer’s and Trustees’ fees payable	2,691	635	5,512	673
Other accrued expenses payable	23,137	805	45,011	3,446

Total liabilities	5,563,317	134,327	4,048,467	110,648

Net Assets	$221,308,340	$4,258,290	$638,868,131	$7,188,728

Net Assets Consist of
Paid-in capital	$252,709,916	$4,606,645	$644,305,345	$12,963,330
Undistributed net investment income (loss)	242,171	88,183	(7,487,574)	(58,330)
Accumulated net realized loss	(99,628,011)	(547,897)	(199,477,822)	(2,696,344)
Net unrealized appreciation/depreciation	67,984,264	111,359	201,528,182	(3,019,928)

Net Assets	$221,308,340	$4,258,290	$638,868,131	$7,188,728

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$147,096,826	$3,994,120	$426,042,044	$9,917,803
[3] Securities loaned at value	$4,617,221	—	—	$8,613
[4] Investments at cost — affiliated	$11,592,283	$68,511	$14,345,070	$330,841
[5] Foreign currency at cost	—	$5,382	$18	$1,799

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	25

Statements of Assets and Liabilities (concluded)

September 30, 2013	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]

Net Asset Value
Institutional
Net assets	$35,726,383	$2,736,220	$105,317,453	$2,238,595

Shares outstanding[2]	2,338,168	306,249	2,819,034	390,307

Net asset value	$15.28	$8.93	$37.36	$5.74

Service
Net assets	$2,297,616	—	—	—

Shares outstanding[2]	154,524	—	—	—

Net asset value	$14.87	—	—	—

Investor A
Net assets	$103,388,084	$1,307,823	$425,568,027	$2,819,667

Shares outstanding[2]	6,962,043	147,050	13,125,757	493,536

Net asset value	$14.85	$8.89	$32.42	$5.71

Investor B
Net assets	$9,802,163	—	$4,576,124	—

Shares outstanding[2]	696,361	—	193,281	—

Net asset value	$14.08	—	$23.68	—

Investor C
Net assets	$70,094,094	$214,247	$103,406,527	$2,130,466

Shares outstanding[2]	4,969,451	24,226	4,405,987	380,611

Net asset value	$14.10	$8.84	$23.47	$5.60

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Statements of Operations

Year Ended September 30, 2013	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]

Investment Income
Dividends — unaffiliated	$4,784,123	$131,794	$7,174,072	$112,368
Dividends — affiliated	4,514	134	8,890	179
Foreign taxes withheld	(211,800)	(10,516)	(194,958)	(8,164)
Other income — affiliated	—	14,140	—	4,240
Securities lending — affiliated — net	218,847	—	—	20

Total income	4,795,684	135,552	6,988,004	108,643

Expenses
Investment advisory	2,432,691	37,229	5,518,867	61,201
Service and distribution — class specific	1,147,326	3,110	2,357,935	32,330
Transfer agent — class specific	497,802	3,184	1,369,981	21,250
Administration	243,257	2,792	528,302	6,120
Administration — class specific	81,297	924	183,847	2,037
Professional	63,695	154,194	71,781	68,120
Registration	62,250	36,772	72,679	37,593
Custodian	23,227	236	45,992	469
Printing	23,088	16,911	57,607	2,924
Officer and Trustees	11,190	3,068	23,695	3,195
Pricing	7,466	23,209	15,891	10,630
Miscellaneous	26,361	9,210	32,248	8,975
Recoupment of past waived fees — class specific	26,203	—	24,688	—

Total expenses	4,645,853	290,839	10,303,513	254,844
Less fees waived by Manager	(4,974)	(37,229)	(10,952)	(60,082)
Less administration fees waived	—	(2,792)	—	(5,256)
Less administration fees waived — class specific	(46,998)	(901)	(12,357)	(2,035)
Less transfer agent fees waived — class specific	(10,051)	(229)	(2,031)	(2,403)
Less transfer agent fees reimbursed — class specific	(28,744)	(2,691)	(8,736)	(17,923)
Less expenses reimbursed by Manager	—	(181,828)	—	(32,841)

Total expenses after fees waived and reimbursed	4,555,086	65,169	10,269,437	134,304

Net investment income (loss)	240,598	70,383	(3,281,433)	(25,661)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	43,391,892	(381,485)	(109,005,050)	(1,886,587)
Investments — affiliated	—	—	(13,619,797)	—
Financial futures contracts	—	(3,903)	—	—
Foreign currency transactions	(3,005)	17,800	33,283	(2,102)

	43,388,887	(367,588)	(122,591,564)	(1,888,689)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(17,064,417)	663,887	196,007,250	(3,493,727)
Investments — affiliated	—	—	12,117,171	—
Foreign currency translations	(907)	98	(10,223)	44

	(17,065,324)	663,985	208,114,198	(3,493,683)

Total realized and unrealized gain (loss)	26,323,563	296,397	85,522,634	(5,382,372)

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,564,161	$366,780	$82,241,201	$(5,408,033)

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	27

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Emerging Markets Dividend Fund
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$240,598	$208,804	$70,383	$40,427
Net realized gain (loss)	43,388,887	(38,223,657)	(367,588)	(141,285)
Net change in unrealized appreciation/depreciation	(17,065,324)	101,126,606	663,985	407,591

Net increase in net assets resulting from operations	26,564,161	63,111,753	366,780	306,733

Dividends to Shareholders From[1]
Net investment income:
Institutional	(50,085)	—	(35,294)	(36,656)
Investor A	—	—	(5,061)	(1,275)
Investor C	—	—	(126)	(364)

Decrease in net assets resulting from dividends to shareholders	(50,085)	—	(40,481)	(38,295)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(320,389,090)	(258,335,389)	1,188,900	356,594

Net Assets
Total increase (decrease) in net assets	(293,875,014)	(195,223,636)	1,515,199	625,032
Beginning of year	515,183,354	710,406,990	2,743,091	2,118,059

End of year	$221,308,340	$515,183,354	$4,258,290	$2,743,091

Undistributed net investment income, end of year	$242,171	$49,619	$88,183	$40,481

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock Energy & Resources Portfolio		BlackRock World Gold Fund[1]
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment loss	$(3,281,433)	$(8,859,199)	$(25,661)	$(39,958)
Net realized loss	(122,591,564)	(50,752,110)	(1,888,689)	(545,989)
Net change in unrealized appreciation/depreciation	208,114,198	142,276,398	(3,493,683)	574,129

Net increase (decrease) in net assets resulting from operations	82,241,201	82,665,089	(5,408,033)	(11,818)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	—	(358,563)	(53,186)	(6,994)
Investor A	—	(291,121)	(41,304)	—
Investor B	—	(171,849)	—	—
Investor C	—	(211,831)	(29,761)	—
Tax return of capital:
Institutional	(195,831)	(6,600,181)	—	—
Investor A	(591,849)	(5,894,323)	—	—
Investor B	(10,822)	(4,038,547)	—	—
Investor C	(201,151)	(4,747,110)	—	—
Net realized gain:
Institutional	—	(6,605,013)	—	—
Investor A	—	(15,831,909)	—	—
Investor B	—	(545,981)	—	—
Investor C	—	(5,160,871)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(999,653)	(50,457,299)	(124,251)	(6,994)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(343,987,639)	(231,662,545)	1,229,888	1,109,386

Net Assets
Total increase (decrease) in net assets	(262,746,091)	(199,454,755)	(4,302,396)	1,090,574
Beginning of year	901,614,222	1,101,068,977	11,491,124	10,400,550

End of year	$638,868,131	$901,614,222	$7,188,728	$11,491,124

Accumulated net investment loss, end of year	$(7,487,574)	$(23,587,945)	$(58,330)	$(73,659)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	29

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$13.51	$12.14	$13.76	$12.46	$16.20	$13.20	$11.90	$13.49	$12.24	$16.01

Net investment income (loss)[1]	0.06	0.05	0.01	0.02	0.02	0.02	0.00 [2]	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	1.71	1.32	(1.51)[3]	1.38 [3]	(2.14)[3]	1.65	1.30	(1.47)[3]	1.35 [3]	(2.12)[3]

Net increase (decrease) from investment operations	1.77	1.37	(1.50)	1.40	(2.12)	1.67	1.30	(1.52)	1.32	(2.15)

Dividends and distributions from:[4]
Net investment income	(0.00)[5]	—	(0.12)	(0.10)	—	—	—	(0.07)	(0.07)	—
Net realized gain	—	—	—	—	(1.62)	—	—	—	—	(1.62)

Total dividends and distributions	—	—	(0.12)	(0.10)	(1.62)	—	—	(0.07)	(0.07)	(1.62)

Net asset value, end of year	$15.28	$13.51	$12.14	$13.76	$12.46	$14.87	$13.20	$11.90	$13.49	$12.24

Total Investment Return[6]
Based on net asset value	13.13%	11.29%	(11.10)%[7]	11.32%[7]	(7.53)%[7]	12.65%	10.93%	(11.36)%[7]	10.79%[7]	(7.85)%[7]

Ratios to Average Net Assets
Total expenses	0.98%	0.95%	0.93%	0.94%	0.98%	1.34%	1.29%	1.27%	1.34%	1.54%

Total expenses excluding recoupment of past waived fees	0.98%	0.95%	0.91%	0.93%	0.97%	1.34%	1.29%	1.24%	1.27%	1.47%

Total expenses after fees waived, reimbursed and paid indirectly	0.96%	0.94%	0.93%	0.93%	0.93%	1.33%	1.29%	1.26%	1.34%	1.35%

Net investment income (loss)	0.49%	0.34%	0.03%	0.16%	0.17%	0.17%	0.00%	(0.30)%	(0.25)%	(0.26)%

Supplemental Data
Net assets, end of year (000)	$35,726	$272,779	$400,269	$420,071	$328,434	$2,298	$3,828	$4,816	$4,231	$3,426

Portfolio turnover	28%	19%	22%	38%	22%	28%	19%	22%	38%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$13.19	$11.90	$13.50	$12.24	$16.01	$12.59	$11.45	$13.03	$11.84	$15.68

Net investment income (loss)[1]	0.02	(0.01)	(0.06)	(0.03)	(0.02)	(0.08)	(0.11)	(0.18)	(0.13)	(0.09)
Net realized and unrealized gain (loss)	1.64	1.30	(1.47)[2]	1.35 [2]	(2.13)[2]	1.57	1.25	(1.40)[2]	1.32 [2]	(2.13)[2]

Net increase (decrease) from investment operations	1.66	1.29	(1.53)	1.32	(2.15)	1.49	1.14	(1.58)	1.19	(2.22)

Dividends and distributions from:[3]
Net investment income	—	—	(0.07)	(0.06)	—	—	—	—	—	—
Net realized gain	—	—	—	—	(1.62)	—	—	—	—	(1.62)

Total dividends and distributions	—	—	(0.07)	(0.06)	(1.62)	—	—	—	—	(1.62)

Net asset value, end of year	$14.85	$13.19	$11.90	$13.50	$12.24	$14.08	$12.59	$11.45	$13.03	$11.84

Total Investment Return[4]
Based on net asset value	12.59%	10.84%	(11.46)%[5]	10.84%[5]	(7.85)%[5]	11.84%	9.96%	(12.13)%[5]	10.05%[5]	(8.56)%[5]

Ratios to Average Net Assets
Total expenses	1.39%	1.35%	1.35%	1.34%	1.48%	2.28%	2.20%	2.11%	2.17%	2.35%

Total expenses excluding recoupment of past waived fees	1.37%	1.35%	1.28%	1.32%	1.45%	2.28%	2.19%	2.09%	2.16%	2.33%

Total expenses after fees waived, reimbursed and paid indirectly	1.37%	1.34%	1.34%	1.34%	1.34%	2.10%	2.10%	2.10%	2.10%	2.06%

Net investment income (loss)	0.12%	(0.09)%	(0.38)%	(0.25)%	(0.25)%	(0.60)%	(0.83)%	(1.15)%	(1.03)%	(0.95)%

Supplemental Data
Net assets, end of year (000)	$103,388	$137,765	$187,017	$207,523	$178,364	$9,802	$15,162	$18,872	$27,113	$30,873

Portfolio turnover	28%	19%	22%	38%	22%	28%	19%	22%	38%	22%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	31

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.62	$11.47	$13.04	$11.85	$15.69

Net investment loss[1]	(0.07)	(0.10)	(0.17)	(0.13)	(0.09)
Net realized and unrealized gain (loss)	1.55	1.25	(1.40)[2]	1.32 [2]	(2.13)[2]

Net increase (decrease) from investment operations	1.48	1.15	(1.57)	1.19	(2.22)

Distributions from net realized gain[3]	—	—	—	—	(1.62)

Net asset value, end of year	$14.10	$12.62	$11.47	$13.04	$11.85

Total Investment Return[4]
Based on net asset value	11.73%	10.03%	(12.04)%[5]	10.04%[5]	(8.54)%[5]

Ratios to Average Net Assets
Total expenses	2.12%	2.08%	2.05%	2.08%	2.23%

Total expenses excluding recoupment of past waived fees	2.12%	2.08%	2.03%	2.08%	2.21%

Total expenses after fees waived, reimbursed and paid indirectly	2.09%	2.07%	2.04%	2.08%	2.05%

Net investment loss	(0.59)%	(0.79)%	(1.08)%	(1.00)%	(0.95)%

Supplemental Data
Net assets, end of year (000)	$70,094	$85,649	$99,433	$116,401	$113,347

Portfolio turnover	28%	19%	22%	38%	22%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Emerging Markets Dividend Fund

	Institutional			Investor A			Investor C
	Year Ended September 30,		Period April 29, 2011[1] to September 30, 2011	Year Ended September 30,		Period April 29, 2011[1] to September 30, 2011	Year Ended September 30,		Period April 29, 2011[1] to September 30, 2011
	2013	2012		2013	2012		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.79	$6.90	$10.00	$7.77	$6.89	$10.00	$7.72	$6.87	$10.00

Net investment income[2]	0.15	0.12	0.13	0.21	0.18	0.09	0.20	0.05	0.09
Net realized and unrealized gain (loss)	1.11	0.89	(3.23)	1.02	0.82	(3.20)	0.95	0.90	(3.22)

Net increase (decrease) from investment operations	1.26	1.01	(3.10)	1.23	1.00	(3.11)	1.15	0.95	(3.13)

Dividends from net investment income[3]	(0.12)	(0.12)	—	(0.11)	(0.12)	—	(0.03)	(0.10)	—

Net asset value, end of period	$8.93	$7.79	$6.90	$8.89	$7.77	$6.89	$8.84	$7.72	$6.87

Total Investment Return[4]
Based on net asset value	16.15%[5]	14.82%	(31.00)%[6]	15.82%[5]	14.64%	(31.10)%[6]	14.95%[5]	13.95%	(31.30)%[6]

Ratios to Average Net Assets
Total expenses	7.54%	13.05%	9.67%[7,8]	8.33%	14.41%	12.18%[7,8]	9.53%	14.94%	11.73%[7,8]

Total expenses after fees waived and reimbursed	1.63%	1.65%	1.65%[8]	1.87%	1.90%	1.90%[8]	2.61%	2.65%	2.65%[8]

Net investment income	1.71%	1.55%	3.39%[8]	2.44%	2.24%	2.47%[8]	2.33%	0.60%	2.30%[8]

Supplemental Data
Net assets, end of period (000)	$2,736	$2,355	$2,049	$1,308	$360	$51	$214	$28	$19

Portfolio turnover	150%	40%	14%	150%	40%	14%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]

Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%, 15.43% and 14.56% for the Institutional, Investor A and Investor C Shares, respectively.

[6]	Aggregate total investment return.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.81%, 18.86% and 16.54%, respectively.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	33

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$32.87	$31.70	$34.98	$32.61	$51.31	$28.62	$27.73	$30.63	$28.67	$47.29

Net investment income (loss)[1]	(0.04)	(0.16)	(0.08)	0.05	(0.07)	(0.11)	(0.24)	(0.20)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	4.56	2.79	(2.68)	2.31	(9.60)	3.94	2.46	(2.34)	2.08	(9.46)

Net increase (decrease) from investment operations	4.52	2.63	(2.76)	2.36	(9.67)	3.83	2.22	(2.54)	1.96	(9.59)

Dividends and distributions from:[2]
Net investment income	—	(0.25)	(0.52)	—	—	—	(0.17)	(0.36)	—	—
Tax return of capital	(0.03)	(0.47)	—	—	—	(0.03)	(0.42)	—	—	—
Net realized gain	—	(0.74)	—	—	(9.04)	—	(0.74)	—	—	(9.04)

Total dividends and distributions	(0.03)	(1.46)	(0.52)	—	(9.04)	(0.03)	(1.33)	(0.36)	—	(9.04)

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.01	0.01	—	—	0.00 [3]	0.00 [3]	0.01

Net asset value, end of year	$37.36	$32.87	$31.70	$34.98	$32.61	$32.42	$28.62	$27.73	$30.63	$28.67

Total Investment Return[4]
Based on net asset value	13.78%	7.76%	(8.28)%	7.27%[5,6]	(7.64)%[7,8]	13.42%	7.41%	(8.61)%	6.84%[9,10]	(8.20)%[6,11]

Ratios to Average Net Assets
Total expenses	1.04%	0.99%	0.93%	0.97%	1.00%	1.34%	1.34%	1.28%	1.35%	1.40%

Total expenses excluding recoupment of past waived fees	1.03%	0.99%	0.93%	0.97%	0.98%	1.33%	1.33%	1.26%	1.31%	1.38%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%	0.99%	0.92%	0.97%	0.99%	1.34%	1.34%	1.27%	1.35%	1.31%

Net investment income (loss)	(0.11)%	(0.44)%	(0.18)%	0.13%	(0.25)%	(0.38)%	(0.77)%	(0.52)%	(0.39)%	(0.55)%

Supplemental Data
Net assets, end of year (000)	$105,317	$222,034	$306,403	$274,009	$134,187	$425,568	$539,085	$632,030	$644,786	$636,437

Portfolio turnover	33%	15%	40%	16%	25%	33%	15%	40%	16%	25%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.

[6]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (7.66)%.

[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.

[10]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.23)%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$21.07	$20.65	$22.86	$21.56	$39.68	$20.88	$20.55	$22.81	$21.51	$39.61

Net investment loss[1]	(0.25)	(0.36)	(0.38)	(0.27)	(0.22)	(0.24)	(0.34)	(0.37)	(0.24)	(0.22)
Net realized and unrealized gain (loss)	2.89	1.87	(1.73)	1.57	(8.87)	2.86	1.84	(1.69)	1.54	(8.85)

Net increase (decrease) from investment operations	2.64	1.51	(2.11)	1.30	(9.09)	2.62	1.50	(2.06)	1.30	(9.07)

Dividends and distributions from:[2]
Net investment income	—	(0.06)	(0.10)	—	—	—	(0.09)	(0.20)	—	—
Tax return of capital	(0.03)	(0.29)	—	—	—	(0.03)	(0.34)	—	—	—
Net realized gain	—	(0.74)	—	—	(9.04)	—	(0.74)	—	—	(9.04)

Total dividends and distributions	(0.03)	(1.09)	(0.10)	—	(9.04)	(0.03)	(1.17)	(0.20)	—	(9.04)

Redemption fees added to paid-in capital	—	—	0.00 [3]	0.00 [3]	0.01	—	—	0.00 [3]	0.00 [3]	0.01

Net asset value, end of year	$23.68	$21.07	$20.65	$22.86	$21.56	$23.47	$20.88	$20.55	$22.81	$21.51

Total Investment Return[4]
Based on net asset value	12.57%	6.63%	(9.33)%	6.03%[5,6]	(8.74)%[7,8]	12.59%	6.57%	(9.25)%	6.04%[6,9]	(8.68)%[8,10]

Ratios to Average Net Assets
Total expenses	2.31%	2.16%	2.07%	2.10%	2.25%	2.10%	2.07%	2.04%	2.06%	2.16%

Total expenses excluding recoupment of past waived fees	2.30%	2.16%	2.03%	2.10%	2.23%	2.10%	2.07%	1.99%	2.05%	2.16%

Total expenses after fees waived, reimbursed and paid indirectly	2.10%	2.10%	2.07%	2.09%	2.05%	2.09%	2.07%	2.03%	2.05%	2.05%

Net investment loss	(1.15)%	(1.56)%	(1.31)%	(1.17)%	(1.28)%	(1.12)%	(1.50)%	(1.29)%	(1.07)%	(1.29)%

Supplemental Data
Net assets, end of year (000)	$4,576	$7,687	$16,450	$25,633	$34,218	$103,407	$132,808	$146,186	$142,490	$129,556

Portfolio turnover	33%	15%	40%	16%	25%	33%	15%	40%	16%	25%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.77)%.

[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.

[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.71)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	35

Financial Highlights	BlackRock World Gold Fund

	Institutional				Investor A				Investor C
	Year Ended September 30,			Period May 26, 2010[1] to September 30, 2010	Year Ended September 30,			Period May 26, 2010[1] to September 30, 2010	Year Ended September 30,			Period May 26, 2010[1] to September 30, 2010
	2013[2]	2012[2]	2011[2]		2013[2]	2012[2]	2011[2]		2013[2]	2012[2]	2011[2]
Per Share Operating Performance
Net asset value, beginning of period	$10.99	$11.13	$12.07	$10.00	$10.95	$11.10	$12.05	$10.00	$10.77	$11.00	$12.02	$10.00

Net investment income (loss)[3]	0.01	(0.00)[4]	(0.02)	(0.01)	(0.01)	(0.03)	(0.04)	0.00 [5]	(0.07)	(0.11)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	(5.11)	(0.12)	(0.63)[6]	2.08 [6]	(5.10)	(0.12)	(0.62)[6]	2.05 [6]	(5.01)	(0.12)	(0.62)[6]	2.06 [6]

Net increase (decrease) from investment operations	(5.10)	(0.12)	(0.65)	2.07	(5.11)	(0.15)	(0.66)	2.05	(5.08)	(0.23)	(0.75)	2.02

Dividends and distributions from:[7]
Net investment income	(0.15)	(0.02)	(0.13)	—	(0.13)	—	(0.13)	—	(0.09)	—	(0.11)	—
Tax return of capital	—	—	(0.04)	—	—	—	(0.04)	—	—	—	(0.04)	—
Net realized gain	—	—	(0.12)	—	—	—	(0.12)	—	—	—	(0.12)	—

Total dividends and distributions	(0.15)	(0.02)	(0.29)	—	(0.13)	—	(0.29)	—	(0.09)	—	(0.27)	—

Net asset value, end of period	$5.74	$10.99	$11.13	$12.07	$5.71	$10.95	$11.10	$12.05	$5.60	$10.77	$11.00	$12.02

Total Investment Return[8]
Based on net asset value	(46.93)%	(1.11)%	(5.69)%[9]	20.70%[9,10]	(47.12)%	(1.35)%	(5.83)%[9]	20.50%[9,10]	(47.50)%	(2.09)%	(6.57)%[9]	20.20%[9,10]

Ratios to Average Net Assets
Total expenses	2.52%	2.35%	4.05%	5.79%[11,12]	3.13%	2.86%	4.45%	7.16%[11,12]	3.78%	3.56%	5.14%	7.37%[11,12]

Total expenses after fees waived and reimbursed	1.24%	1.24%	1.24%	1.24%[12]	1.49%	1.49%	1.49%	1.49%[12]	2.27%	2.27%	2.27%	2.27%[12]

Net investment income (loss)	0.09%	(0.03)%	(0.15)%	(0.39)%[12]	(0.17)%	(0.27)%	(0.36)%	0.07%[12]	(0.92)%	(1.05)%	(1.05)%	(1.15)%[12]

Supplemental Data
Net assets, end of period (000)	$2,239	$4,073	$4,432	$3,974	$2,820	$4,361	$3,242	$572	$2,130	$3,057	$2,726	$132

Portfolio turnover	37%	23%	29%	1%	37%	23%	29%	1%	37%	23%	29%	1%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Amount is greater than $(0.005) per share.

[5]	Amount is less than $0.005 per share.

[6]	Includes redemption fees, which are less than $0.005 per share.

[7]	Dividends and distributions are determined in accordance with federal income tax regulations.

[8]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[10]	Aggregate total investment return.

[11]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 6.17%, 8.00% and 7.94%, respectively.

[12]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements

1. Organization:

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Emerging Markets Dividend (formerly known as BlackRock China Fund) (“Emerging Markets Dividend”), BlackRock Energy & Resources Portfolio (“Energy & Resources”) and BlackRock World Gold Fund (“World Gold”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified; however, Emerging Markets Dividend intends to operate as a diversified fund. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

On September 19, 2013, the Board of Trustees of the Trust (the “Board”) approved a proposal to close World Gold to new and subsequent investments and thereafter to liquidate World Gold. Effective October 28, 2013, except for certain retirement plan investments, World Gold no longer accepts orders from new investors or existing shareholders to purchase Fund shares. The shares of any shareholders holding shares on the date of liquidation, which World Gold currently anticipates to be on or about December 10, 2013, will be redeemed at the net asset value per share, and World Gold will then be terminated as a series of the Trust.

Basis of Consolidation: The accompanying consolidated financial statements of World Gold include the accounts of BlackRock Cayman World Gold Fund 1, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of World Gold and primarily invests in commodity-related instruments. The Subsidiary enables World Gold to hold these commodity-related instruments and satisfy regulated investment company tax requirements. World Gold may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended September 30, 2013, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to World Gold.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair

BLACKROCK FUNDS	SEPTEMBER 30, 2013	37

Notes to Financial Statements (continued)

value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statements of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Further more, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such

38	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources’ and Energy & Resources’ US federal tax returns remains open for each of the four years ended September 30, 2013. The statute of limitations on World Gold’s US federal tax returns remains open for the period ended September 30, 2010 and the three years ended September 30, 2013. The statute of limitations on Emerging Markets Dividend’s US federal tax returns remains open for the period ended September 30, 2011 and the two years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

During the year ended September 30, 2013, Emerging Markets Dividend invested in certain Chinese securities “A-shares” available only to local Chinese investors and Qualified Foreign Institutional Investors (“QFIIs”) through participation notes (“P-Notes”). Emerging Markets Dividend gained access to the A-share market through various unaffiliated QFIIs. Based upon its current interpretation of tax rules in China, Emerging Markets Dividend records an estimated deferred tax liability for realized and unrealized gains on certain P-Notes sold during, or held at the end of, the reporting period.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: Emerging Markets Dividend may invest in P-Notes. P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Emerging Markets Dividend a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Emerging Markets Dividend to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Emerging Markets Dividend the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Emerging Markets Dividend as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Emerging Markets Dividend must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Emerging Markets Dividend since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as

BLACKROCK FUNDS	SEPTEMBER 30, 2013	39

Notes to Financial Statements (continued)

collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral and the borrower can resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Emerging Markets Dividend purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Emerging Markets Dividend and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, Emerging Markets Dividend is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Emerging Markets Dividend agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Emerging Markets Dividend as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, Emerging Markets Dividend records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2013
	Derivative Assets
	Statements of Assets and Liabilities Location	Emerging Markets Dividend	Energy & Resources	World Gold
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$71	$133	$1

	Derivative Liabilities
	Statements of Assets and Liabilities Location	Emerging Markets Dividend	Energy & Resources
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$15	$257

40	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2013
	Net Realized Loss From
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Foreign currency exchange contracts:
Foreign currency transactions	$(25,845)	$(4,644)	$(17,237)	$(4,864)
Equity contracts:
Financial futures contracts	—	(3,903)	—	—

Total	$(25,845)	$(8,547)	$(17,237)	$(4,864)

	Net Change in Unrealized Appreciation/Depreciation on
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Foreign currency exchange contracts:
Foreign currency translations	$(441)	$56	$(6,412)	$1

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend		Energy & Resources	World Gold
Financial futures contracts:
Average number of contracts purchased	—	1		—	—
Average notional value of contracts purchased	—	$591		—	—
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	1		2	2
Average number of contracts - US dollars sold	1	1	[1]	11
Average US dollar amounts purchased	$55,787	$17,056		$2,418,856	$35,281
Average US dollar amounts sold	$154,989	$30,502	[1]	$382,164	$6,223

[1]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instrument, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counter-party certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	41

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund, except Emerging Markets Dividend pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

Emerging Markets Dividend pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2013, the amounts waived were as follows:

All-Cap Energy & Resources	$4,568
Emerging Markets Dividend	$112
Energy & Resources	$10,952
World Gold	$212

For World Gold, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, World Gold pays the Manager based on World Gold’s net assets, which include the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for all Funds. The Manager pays BIL for services it provides a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Service	$7,090	—	—	—
Investor A	283,517	$2,019	$1,155,689	$7,052
Investor B	122,590	—	56,342	—
Investor C	734,129	1,091	1,145,904	25,278

Total	$1,147,326	$3,110	$2,357,935	$32,330

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2013, the Funds paid the following to affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	All-Cap Energy & Resources	Energy & Resources
Institutional	$118	$7,064
Investor A	—	205
Investor C	65	—

Total	$183	$7,269

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running

42	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

the call center, which are included in transfer agent — class specific in the Statements of Operations:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Institutional	$1,747	$74	$2,292	$146
Service	249	—	—	—
Investor A	16,441	101	44,381	1,491
Investor B	3,404	—	2,310	—
Investor C	4,691	59	8,194	766

Total	$26,532	$234	$57,177	$2,403

For the year ended September 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Institutional	$74,274	$1,235	$220,795	$1,631
Service	4,751	—	—	—
Investor A	231,521	1,495	892,605	11,975
Investor B	43,682	—	23,649	—
Investor C	143,574	454	232,932	7,644

Total	$497,802	$3,184	$1,369,981	$21,250

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended September 30, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Administration Fees
All-Cap Energy & Resources	$229,964
Emerging Markets Dividend	$924
Energy & Resources	$515,583
World Gold	$2,037

For the year ended September 30, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Institutional	$30,820	$696	$38,725	$701
Service	709	—	—	—
Investor A	28,344	201	115,051	704
Investor B	3,068	—	1,421	—
Investor C	18,356	27	28,650	632

Total	$81,297	$924	$183,847	$2,037

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources[1]	Emerging Markets Dividend[2]	Energy & Resources[1]	World Gold[1]
BlackRock	0.92%[3]	N/A	N/A	N/A
Institutional	0.96%	1.50%	1.07%	1.24%
Service	1.38%	N/A	1.38%[3]	N/A
Investor A	1.38%	1.75%	1.38%	1.49%
Investor B	2.10%	N/A	2.10%	N/A
Investor C	2.10%	2.50%	2.10%	2.27%
Class R	1.83%[3]	N/A	1.94%[3]	N/A

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2014 unless approved by the Board, including a majority of the independent trustees.

[3]	There were no shares outstanding as of September 30, 2013.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	43

Notes to Financial Statements (continued)

Prior to August 16, 2013, the expense limitations as a percentage of average daily net assets of Emerging Markets Dividend were as follows:

Emerging Markets Dividend
Institutional	1.65%
Investor A	1.90%
Investor C	2.65%

These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed —class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the year ended September 30, 2013, the Manager waived $406, $37,117 and $59,870 of investment advisory fees for All-Cap Energy & Resources, Emerging Markets Dividend and World Gold, respectively, which are included in fees waived by Manager. The Manager reimbursed expenses of $181,828 and $32,841 for Emerging Markets Dividend and World Gold, respectively, which are shown as expenses reimbursed by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Institutional	$17,826	$675	$1,566	$700
Service	12	—	—	—
Investor A	11,559	200	74	703
Investor B	2,783	—	1,364	—
Investor C	14,818	26	9,353	632

Total	$46,998	$901	$12,357	$2,035

Transfer Agent Fees Waived
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Institutional	$1,025	$72	—	$146
Investor A	3,051	100	—	1,491
Investor B	2,880	—	$1,716	—
Investor C	3,095	57	315	766

Total	$10,051	$229	$2,031	$2,403

Transfer Agent Fees Reimbursed
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Institutional	$6,734	$1,003	—	$1,438
Investor A	1,112	1,310	—	10,423
Investor B	16,416	—	$8,564	—
Investor C	4,482	378	172	6,062

Total	$28,744	$2,691	$8,736	$17,923

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2013, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	All-Cap Energy & Resources	Energy & Resources
Institutional	$5,948	$3,266
Service	25	—
Investor A	16,766	15,204
Investor B	757	362
Investor C	2,707	5,856

Total	$26,203	$24,688

On September 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015
All-Cap Energy & Resources
Fund Level	—	$406
Institutional	$8,691	$25,585
Service	—	$12
Investor A	—	$15,722
Investor B	$17,006	$22,079
Investor C	—	$22,395
Emerging Markets Dividend
Fund Level	$291,902	$221,737
Institutional	$741	$1,750
Investor A	$592	$1,610
Investor C	$235	$461
Energy & Resources
Institutional	—	$1,566
Investor A	—	$74
Investor B	$8,328	$11,644
Investor C	—	$9,840
World Gold
Fund Level	$105,132	$97,967
Institutional	$3,834	$2,284
Investor A	$11,562	$12,617
Investor C	$7,401	$7,460

44	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2013:

All-Cap Energy & Resources
Investor B	$804
Emerging Markets Dividend
Fund Level	$138,786
Institutional	$296
Investor A	$76
Investor C	$46
World Gold
Fund Level	$241,112
Institutional	$3,977
Investor A	$5,626
Investor C	$2,560

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$6,317
Emerging Markets Dividend	$1,424
Energy & Resources	$18,287
World Gold	$1,604

For the year ended September 30, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$64	$8,710	$3,224
Emerging Markets Dividend	—	—	$190
Energy & Resources	$9,321	$11,165	$10,128
World Gold	—	—	$272

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2013, BIM received $114,687 and $11 in securities lending agent fees related to securities lending activities for All-Cap Energy & Resources and World Gold, respectively.

During the year ended September 30, 2013, Emerging Markets Dividend and World Gold received a payment of $14,140 and $4,240, respectively, from an affiliate due to securities lending which is included in Other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended September 30, 2013 were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$92,084,937	$418,843,876
Emerging Markets Dividend	$6,658,579	$5,386,372
Energy & Resources	$234,929,083	$596,386,513
World Gold	$4,165,520	$2,983,736

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses and income recognized from partnership interests were reclassified to the following accounts:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Paid-in capital	—	—	$(8,673,009)	$(98,893)
Undistributed net investment income (loss)	$2,039	$17,800	$19,381,804	$165,241
Accumulated net realized loss	$(2,039)	$(17,800)	$(10,708,795)	$(66,348)

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Ordinary income
9/30/13	$50,085	$40,481	—	$124,251
9/30/12	—	$38,295	$11,572,448	$6,994
Long-term capital gain
9/30/13	—	—	—	—
9/30/12	—	—	17,604,690	—
Tax return of capital
9/30/13	—	—	$999,653	—
9/30/12	—	—	21,280,161	—
Total
9/30/13	$50,085	$40,481	$999,653	$124,251

9/30/12	—	$38,295	$50,457,299	$6,994

BLACKROCK FUNDS	SEPTEMBER 30, 2013	45

Notes to Financial Statements (continued)

As of September 30, 2013, the tax components of accumulated net losses were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Undistributed ordinary income	$679,592	$88,250	—	—
Capital loss carryforwards	(98,676,572)	(529,237)	$(100,034,290)	$(2,421,503)
Net unrealized gains (losses)[1]	66,595,404	92,632	200,250,329	(3,353,099)
Qualified late-year losses[2]	—	—	(105,653,253)	—
Total	$(31,401,576)	$(348,355)	$(5,437,214)	$(5,774,602)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2014.

As of September 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
2018	$98,676,572	—	—	—
2019	—	$18,788	—	—
No expiration date[3]	—	510,449	$100,034,290	$2,421,503
Total	$98,676,572	$529,237	$100,034,290	$2,421,503

[3]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2013, All-Cap Energy & Resources utilized $5,870,985 of its capital loss carryforward.

As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources	World Gold
Tax cost	$160,077,968	$4,081,291	$441,665,091	$10,581,813

Gross unrealized appreciation	$68,406,451	$167,039	$221,627,516	$109,241
Gross unrealized depreciation	(1,811,124)	(74,486)	(21,377,462)	(3,462,350)

Net unrealized appreciation (depreciation)	$66,595,327	$92,553	$200,250,054	$(3,353,109)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2013, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2013, World Gold invested a significant portion of its assets in securities in the materials sector. Changes in economic conditions affecting the materials sector would have a greater impact on World Gold and could affect the value, income and/or liquidity of positions in such securities.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

As of September 30, 2013, Emerging Markets Dividend had the following industry classifications:

Industry
Commercial Banks	13%
Wireless Telecommunication Services	13
Oil, Gas & Consumable Fuels	9
Transportation Infrastructure	7
Metals & Mining	6
Insurance	5
Hotels, Restaurants & Leisure	5
Diversified Financial Services	5
Other[1]	37

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	609,736	$8,327,536	6,021,802	$83,251,404
Shares issued in reinvestment of dividends	3,624	48,053	—	—
Shares redeemed	(18,459,698)	(251,072,170)	(18,802,388)	(242,281,654)

Net decrease	(17,846,338)	$(242,696,581)	(12,780,586)	$(159,030,250)

Service
Shares sold	11,893	$160,737	107,092	$1,381,337
Shares redeemed	(147,367)	(1,963,145)	(221,743)	(2,873,058)

Net decrease	(135,474)	$(1,802,408)	(114,651)	$(1,491,721)

Investor A
Shares sold and automatic conversion of shares	857,797	$11,617,915	1,973,148	$26,338,644
Shares redeemed	(4,341,334)	(57,971,504)	(7,240,590)	(95,126,674)

Net decrease	(3,483,537)	$(46,353,589)	(5,267,442)	$(68,788,030)

Investor B
Shares sold	4,373	$53,854	11,986	$162,367
Shares redeemed and automatic conversion of shares	(512,064)	(6,549,791)	(456,318)	(5,851,269)

Net decrease	(507,691)	$(6,495,937)	(444,332)	$(5,688,902)

Investor C
Shares sold	247,719	$3,143,188	489,037	$6,267,104
Shares redeemed	(2,067,037)	(26,183,763)	(2,371,287)	(29,603,590)

Net decrease	(1,819,318)	$(23,040,575)	(1,882,250)	$(23,336,486)

Total Net Decrease	(23,792,358)	$(320,389,090)	(20,489,261)	$(258,335,389)

BLACKROCK FUNDS	SEPTEMBER 30, 2013	47

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Emerging Markets Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	154,817	$1,426,951	7,111	$56,492
Shares issued in reinvestment of dividends	83	736	59	425
Shares redeemed	(150,829)	(1,349,152)	(2,135)	(16,076)

Net increase	4,071	$78,535	5,035	$40,841

Investor A
Shares sold	161,369	$1,438,208	49,821	$396,058
Shares issued in reinvestment of dividends	392	3,443	89	642
Shares redeemed	(61,010)	(519,642)	(10,947)	(87,891)

Net increase	100,751	$922,009	38,963	$308,809

Investor C
Shares sold	26,270	$236,210	2,158	$16,980
Shares issued in reinvestment of dividends	7	58	23	163
Shares redeemed	(5,685)	(47,912)	(1,274)	(10,199)

Net increase	20,592	$188,356	907	$6,944

Total Net Increase	125,414	$1,188,900	44,905	$356,594

Energy & Resources
Institutional
Shares sold	742,386	$25,044,510	3,727,042	$130,938,030
Shares issued in reinvestment of dividends and distributions	4,497	146,688	310,297	11,564,803
Shares redeemed	(4,681,998)	(157,551,585)	(6,948,143)	(230,519,659)

Net decrease	(3,935,115)	$(132,360,387)	(2,910,804)	$(88,016,826)

Investor A
Shares sold and automatic conversion of shares	1,979,712	$58,200,723	4,955,288	$153,944,975
Shares issued in reinvestment of dividends and distributions	20,430	579,797	850,674	27,672,619
Shares redeemed	(7,709,607)	(225,348,532)	(9,761,088)	(299,587,019)

Net decrease	(5,709,465)	$(166,568,012)	(3,955,126)	$(117,969,425)

Investor B
Shares sold	2,873	$60,212	7,431	$174,873
Shares issued in reinvestment of dividends and distributions	501	10,444	32,306	778,304
Shares redeemed and automatic conversion of shares	(174,940)	(3,737,657)	(471,455)	(10,887,816)

Net decrease	(171,566)	$(3,667,001)	(431,718)	$(9,934,639)

Investor C
Shares sold	423,372	$9,011,500	987,159	$22,563,689
Shares issued in reinvestment of dividends and distributions	9,345	193,162	325,305	7,768,854
Shares redeemed	(2,385,985)	(50,596,901)	(2,068,360)	(46,074,198)

Net decrease	(1,953,268)	$(41,392,239)	(755,896)	$(15,741,655)

Total Net Decrease	(11,769,414)	$(343,987,639)	(8,053,544)	$(231,662,545)

48	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
World Gold	Shares	Amount	Shares	Amount
Institutional
Shares sold	148,089	$979,157	71,385	$766,827
Shares issued in reinvestment of dividends	781	7,337	159	1,794
Shares redeemed	(129,083)	(904,671)	(99,325)	(1,028,979)

Net increase (decrease)	19,787	$81,823	(27,781)	$(260,358)

Investor A
Shares sold	666,088	$4,494,371	289,517	$3,002,707
Shares issued in reinvestment of dividends	4,366	40,958	—	—
Shares redeemed	(575,062)	(4,160,680)	(183,509)	(1,968,590)

Net increase	95,392	$374,649	106,008	$1,034,117

Investor C
Shares sold	199,515	$1,543,291	141,587	$1,492,993
Shares issued in reinvestment of dividends	3,162	29,244	—	—
Shares redeemed	(105,994)	(799,119)	(105,463)	(1,157,366)

Net increase	96,683	$773,416	36,124	$335,627

Total Net Increase	211,862	$1,229,888	114,351	$1,109,386

At September 30, 2013, shares owned by affiliates of Emerging Markets Dividend and World Gold were as follows:

Shares	Emerging Markets Dividend	World Gold
Institutional	296,000	296,000
Investor A	2,000	2,000
Investor C	2,000	2,000

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund (formerly BlackRock China Fund), BlackRock Energy & Resources Portfolio and BlackRock World Gold Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund (formerly BlackRock China Fund) and BlackRock Energy & Resources Portfolio, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock World Gold Fund and Subsidiary (collectively with BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio, the “Funds”), each a series of BlackRock Funds, as of September 30, 2013, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1 to the financial statements, on September 19, 2013, the Board of Trustees approved a proposal to close BlackRock World Gold Fund to new investors and liquidate the portfolio, which is expected to be completed on or about December 10, 2013.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock World Gold Fund and Subsidiary as of September 30, 2013, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for the two years then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2013:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]
All-Cap Energy & Resources	12/13/12	100.00%	100.00%	–	–
Emerging Markets Dividend	12/20/12	100.00%[2]	–	98.75%[2]	$0.014000
Energy & Resources	12/14/12	100.00%	100.00%	–	–
World Gold	12/27/12	100.00%	5.77%	–	–

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock Emerging Markets Dividend Fund (“Emerging Markets Dividend Fund”), BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio”) and BlackRock World Gold Fund (“World Gold Fund,” and together with All-Cap Energy & Resources Portfolio, Emerging Markets Dividend Fund and Energy & Resources Portfolio, the “Funds” and each individually, a “Fund”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL” or the “Sub-Advisor”) with respect to World Gold Fund (the “World Gold Sub-Advisory Agreement”).

At the May Meeting, the Board also considered the initial approval of the proposed sub-advisory agreement between the Manager and BIL with respect to Emerging Markets Dividend Fund (the “Emerging Markets Sub-Advisory Agreement”).1 The Emerging Markets Sub-Advisory Agreement was substantially the same as the sub-advisory agreements previously approved with respect to certain other portfolios of the Trust.

The Board also met on February 20-22, 2013 (the “February Meeting”) to consider the initial approval of the proposed sub-advisory agreement between the Manager and BIL with respect to All-Cap Energy & Resources Portfolio (the “All-Cap Energy & Resources Sub-Advisory Agreement”) and the proposed sub-advisory agreement between the Manager and BIL with respect to Energy & Resources Portfolio (the “Energy & Resources Sub-Advisory Agreement”). The All-Cap Energy & Resources Sub-Advisory Agreement and the Energy & Resources Sub-Advisory Agreement were substantially the same as the sub-advisory agreements previously approved with respect to certain other portfolios of the Trust.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement, the World Gold Sub-Advisory Agreement and, where pertinent, the Emerging Markets Sub-Advisory Agreement, the All-Cap Energy & Resources Sub-Advisory Agreement and the Energy & Resources Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them

[1]

The Board’s considerations in approving a new advisory or sub-advisory agreement are substantially identical to its considerations in connection with the continuation of an Advisory or Sub-Advisory Agreement. For ease of review this disclosure will refer generally to the renewal of the Agreements.

in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered, with respect to each Fund, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to

BLACKROCK FUNDS	SEPTEMBER 30, 2013	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to World Gold Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and

2	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

At the May Meeting, the Board also reviewed materials relating to its consideration of the proposed Emerging Markets Sub-Advisory Agreement. The Board noted that many of the factors considered in connection with the continuation of the Advisory Agreement and the World Gold Fund Sub-Advisory Agreement also were pertinent in connection with the initial approval of the Emerging Markets Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed All-Cap Energy & Resources Sub-Advisory Agreement and the proposed Energy & Resources Sub-Advisory Agreement. The factors considered by the Board in connection with these approvals were substantially the same as the factors considered at the May Meeting.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and

52	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that Emerging Markets Dividend Fund ranked in the first and second quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively. The Board noted that the Fund was to undergo a change in its investment strategy, and in that connection would change its name from BlackRock China Fund to BlackRock Emerging Markets Dividend Fund (such change became effective August 16, 2013).

The Board noted that World Gold Fund ranked in the second quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported.

The Board noted that Energy & Resources Portfolio ranked in the fourth, fourth and third quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund.

The Board noted that All-Cap Energy & Resources Portfolio ranked in the fourth quartile against its Customized Lipper Peer Group for each of the one-, three- and five-year periods reported. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund.

The Board and BlackRock reviewed and discussed the reasons for the underperformance of All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio during the periods noted compared to each Fund’s respective Customized Lipper Peer Group. The Board was informed that, among other things, starting in the second quarter of 2011 through the middle of 2012, concerns surrounding global growth, historic warm winter temperatures and diminished risk appetites pushed commodity prices down and weighed heavily on those areas of the sector with commodity price sensitivity such as oil, gas and coal producers. Against this backdrop of declining prices, each Fund’s team’s emphasis on higher beta producers of oil, natural gas, coal and gold proved costly. Coal producers have been the worst performing segment of the sector and have had the biggest impact on relative returns given each Fund’s large overweight in this area.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio and BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance. Given the poor historical performance of these Funds, BlackRock and the Board previously had concurred in changing the portfolio management team of each of these Funds. Both BlackRock and the Board are hopeful that these changes in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the performance of each of these Funds.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and

BLACKROCK FUNDS	SEPTEMBER 30, 2013	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Emerging Markets Dividend Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that the contractual management fee rate of each of All-Cap Energy & Resources Portfolio, Energy & Resources Portfolio and World Gold Fund ranked in the second quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, at the May Meeting unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to World Gold Fund, each for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have

54	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

The Board, including the Independent Board Members, also unanimously approved (a) at the May Meeting, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund for a two-year term ending August 15, 2015 and (b) at the February Meeting, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio, each for a two-year term ending March 10, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, as pertinent, the Board, including the Independent Board Members, was satisfied that the terms of each of the Emerging Markets Sub-Advisory Agreement, the All-Cap Energy & Resources Sub-Advisory Agreement and the Energy & Resources Sub-Advisory Agreement were fair and reasonable and in the best interest of the pertinent Fund and its shareholders. In arriving at its decision at the May Meeting to approve the Emerging Markets Sub-Advisory Agreement and its decision at the February Meeting to approve the All-Cap Energy & Resources Sub-Advisory Agreement and the Energy & Resources Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	55

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 109 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 109 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 109 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 109 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 109 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 109 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 109 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 109 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 109 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 109 Portfolios	None

56	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 109 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 109 Portfolios	None

[1]  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	57

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock International Limited Edinburgh, Scotland EH3 8JB	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

58	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for

e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	59

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	61

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Eq-Allcap-9/13-AR

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Flexible Equity Fund

„   BlackRock Mid-Cap Growth Equity Portfolio

„   BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

Despite positive results from stock selection in many areas, the Fund underperformed the benchmark index due to its non-equity allocations, including precious metals, cash and portfolio hedges in the form of futures and options. Exposure to gold and silver as well as gold mining equities accounted for more than half of the Fund’s relative underperformance for the period as gold prices fell significantly in the first half of 2013. Holding cash while equity markets were rising hindered results, as did losses from derivatives hedging strategies.

•

Conversely, stock selection contributed positively to relative returns for the period. Most notably, the elimination of Apple, Inc. from the Fund’s holdings early in the period proved advantageous as shares of the large benchmark constituent declined significantly in a positive market environment. Additionally, positions in Japan Airlines Co. Ltd. and General Motors Co. contributed positively to results as both companies continued to operate in the best interest of shareholders while emerging from bankruptcy. The Fund’s holdings in Yahoo!, Inc., American International Group, Inc. (“AIG”) and Leidos Holdings, Inc. (formerly SAIC, Inc.) boosted returns as equity holders benefited from the restructuring efforts of these companies.

Describe recent portfolio activity.

•

Rapidly rising equity markets combined with historic global monetary policy easing prompted Fund management to protect the Fund’s invested capital by reducing equity exposure in the latter half of the reporting period, resulting in an elevated cash position. The Fund invested a portion of the cash in gold and silver in an effort to preserve purchasing power.

•

The Fund uses derivatives including futures, options and foreign exchange contracts for a variety of purposes. During the period, the Fund benefited from the use of foreign exchange contracts to hedge risks relating to currency exposure. In contrast, the Fund’s short positions in US equity index futures proved costly in a rising equity market environment. Taken together, derivatives detracted from performance for the period as the negative impact of the US equity index futures more than offset the gains derived from the use of foreign exchange contracts.

•

The Fund did not make significant changes in terms of sector exposure, with the notable exceptions of energy and consumer staples. In energy, the sale of certain positions and weakness in the Fund’s holdings of oil & gas refining companies resulted in decreased exposure to the sector. Within consumer staples, new positions in Metro AG and Wal-Mart Stores, Inc. resulted in a higher weighting. As the 12-month period progressed and volatility increased, the Fund took advantage of price strength to either eliminate or trim back positions in select holdings such as Yahoo!, Inc., The Goldman Sachs Group, Inc., DIRECTV, JPMorgan Chase & Co. and Merck & Co, Inc. Additionally, the Fund eliminated positions in Fusion-io, Inc. and Phillips 66 where the risk/return dynamics had become less compelling. More recently, the Fund added to several existing holdings, including UnitedHealth Group, Inc., AIG and General Motors Co., and initiated new positions in SanDisk Corp. and Samsung Electronics Co. Ltd.

Describe portfolio positioning at period end.

•

At period end, the Fund’s holdings continued to emphasize Fund management’s highest-conviction investment ideas and compelling risk-return dynamics. Relative to the S&P 500® Index, the Fund ended the period with sector overweights in materials and underweights in utilities, health care and consumer staples. The Fund continued to hold an elevated cash position as a means of managing risk in the portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Japan Airlines Co. Ltd.	10%
Google, Inc., Class A	8
American International Group, Inc.	8
Berkshire Hathaway, Inc., Class B	6
Visa, Inc., Class A	6
SPDR Gold Trust	5
UnitedHealth Group, Inc.	5
CF Industries Holdings, Inc.	5
Vodafone Group PLC - ADR	4
Metro AG	4

Sector Allocation	Percent of Long-Term Investments

Financials	17%
Information Technology	17
Consumer Discretionary	13
Energy	12
Industrials	11
Investment Companies	8
Health Care	7
Consumer Staples	6
Materials	5
Telecommunication Services	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund primarily invests in securities issued by North American companies.

[3]

This total return unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.69%	13.36%	N/A	8.16%	N/A	9.22%	N/A
Service	6.56	13.00	N/A	7.85	N/A	8.91	N/A
Investor A	6.51	12.92	7.01%	7.82	6.66%	8.89	8.31%
Investor B	6.06	12.04	7.54	6.99	6.69	8.23	8.23
Investor C	6.09	12.01	11.01	7.00	7.00	8.07	8.07
Class R	6.33	12.51	N/A	7.63	N/A	8.89	N/A
S&P 500® Index	8.31	19.34	N/A	10.02	N/A	7.57	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,066.90	$5.03	$1,000.00	$1,020.21	$4.91	0.97%
Service	$1,000.00	$1,065.60	$6.68	$1,000.00	$1,018.60	$6.53	1.29%
Investor A	$1,000.00	$1,065.10	$6.68	$1,000.00	$1,018.60	$6.53	1.29%
Investor B	$1,000.00	$1,060.60	$10.64	$1,000.00	$1,014.74	$10.40	2.06%
Investor C	$1,000.00	$1,060.90	$10.64	$1,000.00	$1,014.74	$10.40	2.06%
Class R	$1,000.00	$1,063.30	$8.53	$1,000.00	$1,016.80	$8.34	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	5

Fund Summary as of September 30, 2013	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

•	Relative to the benchmark index, positive performance in the information technology (“IT”) sector more than offset negative results in health care.

•

Stock selection in the IT sector was the largest and prime contributor to the Fund’s outperformance over the period. Top contributors included online review company Yelp Inc., Russian search engine Yandex NV, data-analytics software maker Splunk, Inc. and professional networking firm LinkedIn Corp. Shares of Yelp nearly tripled in the period on continued strong execution in its core local review business, as well as growth of its mobile platform. Yandex’s stock soared amid strong revenue and earnings growth resulting from solid gains in search advertising and impressive cost control. Splunk reported strong financial results fueled by robust demand for its enterprise software. LinkedIn’s stock posted a significant gain as strong membership growth drove better-than-expected top-line performance and led the company to boost its full-year revenue guidance.

•

Beyond the IT sector, athletic apparel maker Under Armour, Inc. materially added to performance. Shares surged as the company continued to deliver impressive financial results and announced ambitious plans for international expansion. Positions in Green Mountain Coffee Roasters, Inc., SINA Corp. and Lions Gate Entertainment Corp. also made notable contributions to results.

•

Conversely, the Fund’s positioning in health care was the largest detractor from performance, with weakness most pronounced in the pharmaceuticals segment. A position in ViroPharma, Inc. had a negative impact on returns as shares fell on concerns about the potential long-term competitive threats for the company’s leading drug offering. Other detractors in the industry included Jazz Pharmaceuticals Plc and Endo Health Solutions, Inc. Also hindering returns was selection within the health care technology segment, where non-benchmark holding Allscripts Healthcare Solutions, Inc. underperformed due to ill-received changes in the company’s restructuring plans.

•

Elsewhere in the portfolio, online travel retailer Expedia, Inc. was the most notable individual detractor as a second-quarter earnings miss precipitated a steep decline in the company’s shares. A position in poor-performing Teradata Corp. also hurt relative performance, as did the Fund’s not owning benchmark index constituent Netflix, Inc.

Describe recent portfolio activity.

•

During the 12-month period, the Fund significantly increased exposure to the consumer discretionary sector via notable additions in media including The Madison Square Garden Co., Liberty Media Corp., Aimia, Inc., DISH Network Corp. and Lions Gate Entertainment Corp. In the internet & catalog retail industry, the Fund added positions in TripAdvisor, Inc. and Liberty Interactive Corp. Exposure to industrials also notably increased during the period. The Fund substantially reduced its allocations to the health care and materials sectors, as well as consumer staples and financials.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweights relative to the Russell Midcap® Growth Index were IT and consumer discretionary, while the most notable underweight was in consumer staples. The consumer discretionary and IT overweights reflect Fund management’s favorable view on media stocks and dominant internet companies that continue to share in the expanding growth of consumer wealth globally and, in particular, the rise of e-commerce.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Jarden Corp.	3%
LinkedIn Corp., Class A	3
Yandex NV	2
Yelp, Inc.	2
Zoetis, Inc.	2
Guidewire Software, Inc.	2
AMETEK, Inc.	2
SINA Corp.	2
Under Armour, Inc., Class A	2
United Therapeutics Corp.	2

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	33%
Information Technology	26
Industrials	17
Health Care	11
Energy	6
Financials	5
Telecommunication Services	1
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	20.19%	34.17%	N/A	12.02%	N/A	9.31%	N/A
Service	19.90	33.52	N/A	11.55	N/A	8.95	N/A
Investor A	20.00	33.76	26.70%	11.61	10.42%	8.87	8.28%
Investor B	19.51	32.74	28.24	10.76	10.49	8.23	8.23
Investor C	19.60	32.84	31.84	10.78	10.78	8.06	8.06
Class R	19.83	33.44	N/A	11.45	N/A	8.75	N/A
Russell Midcap® Growth Index	12.48	27.54	N/A	13.92	N/A	10.16	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,201.90	$6.13	$1,000.00	$1,019.50	$5.62	1.11%
Service	$1,000.00	$1,199.00	$8.71	$1,000.00	$1,017.15	$7.99	1.58%
Investor A	$1,000.00	$1,200.00	$7.67	$1,000.00	$1,018.10	$7.03	1.39%
Investor B	$1,000.00	$1,195.10	$11.89	$1,000.00	$1,014.24	$10.91	2.16%
Investor C	$1,000.00	$1,196.00	$11.89	$1,000.00	$1,014.24	$10.91	2.16%
Class R	$1,000.00	$1,198.30	$9.09	$1,000.00	$1,016.80	$8.34	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	7

Fund Summary as of September 30, 2013	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital growth.

On May 1, 2013, the Fund changed its investment objective from “seeking long-term capital appreciation” to “long-term capital growth” and also made certain changes to its investment strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets in securities or instruments of issuers located in the United States.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund generated strong double-digit returns, but underperformed its benchmark, the Russell 2000 Growth® Index.

What factors influenced performance?

•

The Fund’s position in electronic medical records provider Allscripts Healthcare Solutions, Inc. detracted from performance relative to the benchmark index. The stock fell substantially in the fourth quarter of 2012 after the company reported declining sales, fired the long-time chief executive officer and abandoned its plans to sell the company. The Fund’s holding of telecom carrier Cbeyond, Inc. also hurt results as the company repeatedly fell short of earnings estimates and issued weak revenue projections for 2013.

•

Conversely, the Fund benefited from its position in biopharmaceutical firm Gentium SpA, which rose substantially after the company’s flagship vascular drug received a positive opinion from the European Medicines Agency in July. Also having a positive impact on performance was the

Fund’s holding in consumer finance company WageWorks, Inc. These shares appreciated significantly over the period given consistently better-than-expected earnings, positive forecasts and the announcement of the company’s strategic alliance with benefits provider Ceridian Corp. to extend its footprint in consumer-directed benefits. Another notable contributor was liquefied natural gas (“LNG”) company Cheniere Energy, Inc., which benefited from increased demand from Japan and China and the US Department of Energy’s endorsement of LNG exporting during the period.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s trading activity resulted in decreased exposure to the information technology sector and a larger weighting in industrials.

Describe portfolio positioning at period end.

•	At period end, the Fund’s largest sector overweight relative to the Russell 2000 Growth® Index was industrials, while the most significant underweight was consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Gentium SpA — ADR	3%
Aspen Technology, Inc.	3
Generac Holdings, Inc.	2
PROS Holdings, Inc.	2
Santarus, Inc.	2
NIC, Inc.	2
Deluxe Corp.	2
Thoratec Corp.	2
ArthroCare Corp.	2
Align Technology, Inc.	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	25%
Health Care	22
Industrials	18
Consumer Discretionary	15
Financials	6
Energy	5
Materials	3
Consumer Staples	3
Telecommunication Services	2
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge
Institutional	12.47%	25.36%	N/A	11.03%	N/A	10.83%	N/A
Service	12.32	24.96	N/A	10.71	N/A	10.54	N/A
Investor A	12.30	24.91	18.35%	10.60	9.41%	10.44	9.84%
Investor B	11.87	23.92	19.42	9.64	9.37	9.69	9.69
Investor C	11.88	23.91	22.91	9.64	9.64	9.50	9.50
Russell 2000® Growth Index	17.02	33.07	N/A	13.17	N/A	9.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,124.70	$4.42	$1,000.00	$1,020.91	$4.20	0.83%
Service	$1,000.00	$1,123.20	$5.96	$1,000.00	$1,019.45	$5.67	1.12%
Investor A	$1,000.00	$1,123.00	$6.01	$1,000.00	$1,019.40	$5.72	1.13%
Investor B	$1,000.00	$1,118.70	$10.14	$1,000.00	$1,015.49	$9.65	1.91%
Investor C	$1,000.00	$1,118.80	$10.25	$1,000.00	$1,015.39	$9.75	1.93%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	9

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R performance results of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated

to reflect Class R Share fees. Prior to July 30, 2010, Class R performance results of BlackRock Flexible Equity Fund are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for BlackRock Flexible Equity Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Flexible Equity Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	11

Consolidated Schedule of Investments September 30, 2013	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 10.6%
Japan Airlines Co. Ltd.	1,010,100	$61,205,964
Westjet Airlines Ltd.	500,900	12,045,331

		73,251,295
Automobiles — 5.0%
Bayerische Motoren Werke AG	143,700	15,454,093
General Motors Co. (a)	532,900	19,168,413

		34,622,506
Capital Markets — 0.5%
Freedom Pay, Inc. (a)	43,051	—
Morgan Stanley	119,200	3,212,440

		3,212,440
Chemicals — 4.3%
CF Industries Holdings, Inc.	141,000	29,727,030
Computers & Peripherals — 0.9%
SanDisk Corp.	109,100	6,492,541
Consumer Finance — 0.8%
Discover Financial Services	116,500	5,887,910
Diversified Financial Services — 6.5%
Berkshire Hathaway, Inc., Class B (a)	360,600	40,931,706
Citigroup, Inc.	37,700	1,828,827
JPMorgan Chase & Co.	48,400	2,501,796

		45,262,329
Energy Equipment & Services — 2.6%
Frank’s International NV (a)	133,300	3,989,669
Noble Corp.	270,300	10,209,231
Pacific Drilling SA (a)	356,800	3,953,344

		18,152,244
Food & Staples Retailing — 5.7%
Metro AG	648,504	25,753,085
Wal-Mart Stores, Inc.	187,900	13,897,084

		39,650,169
Health Care Equipment & Supplies — 0.6%
Baxter International, Inc.	65,600	4,309,264
Health Care Providers & Services — 4.8%
UnitedHealth Group, Inc.	461,000	33,012,210
Insurance — 7.0%
American International Group, Inc.	996,900	48,479,247
Internet & Catalog Retail — 1.5%
Expedia, Inc.	194,000	10,047,260
Internet Software & Services — 7.7%
Google, Inc., Class A (a)	60,500	52,992,555
IT Services — 6.8%
Leidos Holdings, Inc.	154,475	7,031,702
Science Applications International Corp. (a)	88,271	2,979,158
Visa, Inc., Class A	192,700	36,824,970

		46,835,830
Media — 5.5%
Comcast Corp., Class A (b)	402,500	18,172,875
DIRECTV (a)	28,600	1,708,850

Common Stocks	Shares	Value
Media (concluded)
Liberty Global PLC, Class A (a)	230,900	$18,321,915

		38,203,640
Oil, Gas & Consumable Fuels — 8.1%
EQT Corp.	221,870	19,684,306
HollyFrontier Corp.	164,640	6,932,990
PBF Energy, Inc.	372,197	8,355,823
Suncor Energy, Inc.	599,800	21,460,844

		56,433,963
Pharmaceuticals — 1.0%
Pfizer, Inc.	244,800	7,028,208
Real Estate Investment Trusts (REITs) — 1.4%
American Capital Agency Corp.	289,700	6,538,529
Annaly Capital Management, Inc.	272,000	3,149,760

		9,688,289
Wireless Telecommunication Services — 4.0%
Vodafone Group PLC — ADR	786,700	27,676,106
Total Common Stocks — 85.3%		590,965,036

Investment Companies
iShares Silver Trust (a)(c)	783,500	16,367,315
SPDR Gold Trust (a)	271,600	34,810,972
Total Investment Companies — 7.4%		51,178,287

Participation Notes (a)
Semiconductors & Semiconductor Equipment — 2.2%
Merrill Lynch International (Samsung Electronics Co. Ltd), due 9/09/14	12,000	15,254,160
Total Long-Term Investments (Cost — $541,346,233) — 94.9%		657,397,483

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	25,752,136	25,752,136
Total Short-Term Securities (Cost — $25,752,136) — 3.7%		25,752,136

Options Purchased
(Cost — $3,810,566) — 0.2%		1,009,266
Total Investments Before Options Written (Cost — $570,908,935) — 98.8%		684,158,885

Options Written
(Premiums Received — $79,236) — (0.0)%		(171,201)

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts CAD Canadian Dollar EUR Euro	JPY Japanese Yen USD US Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Value
Total Investments Net of Options Written — 98.8%	$683,987,684
Other Assets Less Liabilities — 1.2%	8,613,717

Net Assets — 100.0%	$692,601,401

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Shares Purchased		Shares Sold	Shares Held at September 30, 2013	Value at September 30, 2013	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	24,089,179	1,662,957	[1]	—	25,752,136	$25,752,136	$23,641	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—		—	—	—	$19,824	—
iShares Gold Trust	1,589,200	1,637,900		3,227,100	—	—	—	$(1,308,106)
iShares Silver Trust	—	1,246,400		462,900	783,500	16,367,315	—	$(740,862)

[1]	Represents net shares purchased.

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(224)	E-Mini Russell 2000 Futures	Intercontinental Exchange	December 2013	USD	23,999,360	$(173,088)

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,782,000	USD	6,298,277	Deutsche Bank AG	10/22/13	$171,401
JPY	19,258,000	USD	192,977	Bank of America N.A.	10/22/13	2,970
USD	4,841,204	CAD	5,052,000	Bank of America N.A.	10/22/13	(60,711)
USD	1,743,376	CAD	1,840,684	Bank of America N.A.	10/22/13	(42,625)
USD	1,000,744	CAD	1,045,000	Bank of America N.A.	10/22/13	(13,211)
USD	766,130	CAD	794,000	BNP Paribas S.A.	10/22/13	(4,281)
USD	1,410,719	CAD	1,469,000	Citibank N.A.	10/22/13	(14,640)
USD	583,871	CAD	602,000	Citibank N.A.	10/22/13	(244)
USD	47,270,766	EUR	36,269,000	BNP Paribas S.A.	10/22/13	(1,798,396)
USD	3,843,457	EUR	2,900,000	Citibank N.A.	10/22/13	(80,020)
USD	52,191,212	JPY	5,175,766,000	BNP Paribas S.A.	10/22/13	(471,550)
USD	4,774,535	JPY	470,115,000	The Bank of New York Mellon	10/22/13	(8,826)
Total						$(2,320,133)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	13

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

•	Exchange-traded options purchased as of September 30, 2013 were as follows:

Description	Put	Strike Price		Expiration Date	Contracts	Market Value
MicroStrategy, Inc.	Put	USD	95.00	10/19/13	290	$34,800
MicroStrategy, Inc.	Put	USD	85.00	10/19/13	235	14,100
Bank of Montreal	Put	CAD	66.00	1/18/14	585	60,769
The Bank of Nova Scotia	Put	CAD	60.00	1/18/14	1,226	276,729
Canadian Imperial Bank of Commerce	Put	CAD	84.00	1/18/14	864	304,063
National Bank of Canada	Put	CAD	80.00	1/18/14	908	95,203
Royal Bank of Canada	Put	CAD	64.00	1/18/14	1,064	139,450
Toronto-Dominion Bank	Put	CAD	86.00	1/18/14	854	84,152
Total						$1,009,266

•	Exchange-traded options written as of September 30, 2013 were as follows:

Description	Call	Strike Price		Expiration Date	Contracts	Market Value
Comcast Corp.	Call	USD	44.00	10/19/13	1,149	$(171,201)

•	Over-the-counter total return swaps outstanding as of September 30, 2013 were as follows:

Reference Entity	Fixed Rate /Floating Rate	Counterparty	Expiration Date	Contracts		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Samsung Electronics Co.	1-month LIBOR plus 0.50%(a)	Citibank N.A.	9/05/14	USD	6,000	$(270,047)	—	$(270,047)
Samsung Electronics Co.	1-month LIBOR plus 0.50%(a)	Citibank N.A.	9/11/14	USD	4,500	(202,535)	—	(202,535)
Samsung Electronics Co.	1-month LIBOR plus 0.50%(a)	Citibank N.A.	9/11/14	USD	4,200	(189,033)	—	(189,033)
Total						$(661,615)	—	$(661,615)

(a)	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$12,045,331	$61,205,964	—	$73,251,295
Automobiles	19,168,413	15,454,093	—	34,622,506
Capital Markets	3,212,440	—	—	3,212,440
Chemicals	29,727,030	—	—	29,727,030
Computers & Peripherals	6,492,541	—	—	6,492,541
Consumer Finance	5,887,910	—	—	5,887,910
Diversified Financial Services	45,262,329	—	—	45,262,329
Energy Equipment & Services	18,152,244	—	—	18,152,244
Food & Staples Retailing	13,897,084	25,753,085	—	39,650,169
Health Care Equipment & Supplies	4,309,264	—	—	4,309,264
Health Care Providers & Services	33,012,210	—	—	33,012,210
Insurance	48,479,247	—	—	48,479,247
Internet & Catalog Retail	10,047,260	—	—	10,047,260
Internet Software & Services	52,992,555	—	—	52,992,555
IT Services	46,835,830	—	—	46,835,830
Media	38,203,640	—	—	38,203,640
Oil, Gas & Consumable Fuels	56,433,963	—	—	56,433,963
Pharmaceuticals	7,028,208	—	—	7,028,208
Real Estate Investment Trusts (REITs)	9,688,289	—	—	9,688,289
Wireless Telecommunication Services	27,676,106	—	—	27,676,106
Investment Companies	51,178,287	—	—	51,178,287
Participation Notes:
Semiconductors & Semiconductor Equipment	—	15,254,160	—	15,254,160
Short-Term Securities	25,752,136	—	—	25,752,136
Options Purchased:
Equity Contracts	1,009,266	—	—	1,009,266
Total	$566,491,583	$117,667,302	—	$684,158,885

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$174,371	—	$174,371
Liabilities:
Equity contracts	$(344,289)	(661,615)	—	(1,005,904)
Foreign currency exchange contracts	—	(2,494,504)	—	(2,494,504)
Total	$(344,289)	$(2,981,748)	—	$(3,326,037)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,218,000	—	—	$1,218,000
Foreign currency at value	9,032,611	—	—	9,032,611
Liabilities:
Bank overdraft	—	$(100)	—	(100)
Cash received as collateral for over-the-counter derivatives	—	(120,000)	—	(120,000)
Total	$10,250,611	$(120,100)	—	$10,130,511

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	15

Schedule of Investments September 30, 2013	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.6%
Spirit Airlines, Inc. (a)	163,961	$5,618,944
Biotechnology — 3.5%
Ariad Pharmaceuticals, Inc. (a)	127,391	2,343,994
Medivation, Inc. (a)	44,586	2,672,485
United Therapeutics Corp. (a)	89,007	7,018,202

		12,034,681
Capital Markets — 0.7%
Affiliated Managers Group, Inc. (a)	13,500	2,465,640
Commercial Banks — 1.3%
First Republic Bank	46,543	2,170,300
SVB Financial Group (a)(b)	26,100	2,254,257

		4,424,557
Commercial Services & Supplies — 2.0%
Waste Connections, Inc.	154,464	7,014,210
Computers & Peripherals — 1.4%
NCR Corp. (a)	125,403	4,967,213
Construction & Engineering — 0.6%
Quanta Services, Inc. (a)	78,836	2,168,778
Diversified Financial Services — 2.0%
Moody’s Corp.	98,920	6,957,044
Electrical Equipment — 4.5%
Acuity Brands, Inc.	31,000	2,852,620
AMETEK, Inc.	168,597	7,758,834
Sensata Technologies Holding NV (a)	125,577	4,805,832

		15,417,286
Energy Equipment & Services — 3.0%
Core Laboratories NV	12,844	2,173,333
FMC Technologies, Inc. (a)	30,159	1,671,412
Oceaneering International, Inc.	80,149	6,511,305

		10,356,050
Food & Staples Retailing — 0.7%
Whole Foods Market, Inc.	42,208	2,469,168
Health Care Equipment & Supplies — 2.0%
The Cooper Cos., Inc.	51,792	6,716,905
Health Care Providers & Services — 0.6%
Catamaran Corp. (a)	45,536	2,092,379
Health Care Technology — 1.7%
Athenahealth, Inc. (a)(b)	52,890	5,741,738
Hotels, Restaurants & Leisure — 2.9%
Vail Resorts, Inc.	60,300	4,183,614
Wynn Resorts Ltd.	35,970	5,683,620

		9,867,234
Household Durables — 3.9%
Jarden Corp. (a)	195,412	9,457,941
Mohawk Industries, Inc. (a)	31,217	4,066,014

		13,523,955
Internet & Catalog Retail — 5.4%
Expedia, Inc.	43,517	2,253,745
Liberty Ventures, Series A (a)	63,326	5,583,453
TripAdvisor, Inc. (a)	78,790	5,975,434
Vipshop Holdings Ltd. — ADR (a)	83,493	4,742,402

		18,555,034
Internet Software & Services — 14.2%
CoStar Group, Inc. (a)	20,385	3,422,642
Equinix, Inc. (a)	32,866	6,035,841
LinkedIn Corp., Class A (a)	37,378	9,197,231

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Pandora Media, Inc. (a)	67,922	$1,706,880
SINA Corp. (a)	88,405	7,175,834
Yandex NV (a)	244,000	8,886,480
Yelp, Inc. (a)	130,638	8,645,623
Youku Tudou, Inc. — ADR (a)	133,726	3,664,092

		48,734,623
IT Services — 1.2%
Alliance Data Systems Corp. (a)(b)	18,746	3,964,217
Life Sciences Tools & Services — 0.6%
Illumina, Inc. (a)(b)	25,760	2,082,181
Machinery — 2.9%
Colfax Corp. (a)(b)	116,103	6,558,658
Pentair Ltd.	52,045	3,379,802

		9,938,460
Marine — 0.8%
Kirby Corp. (a)	32,500	2,812,875
Media — 10.8%
Aimia, Inc.	334,357	5,826,618
AMC Networks, Inc., Class A (a)	49,600	3,396,608
DISH Network Corp., Class A	118,856	5,349,709
Liberty Media Corp., Class A (a)	42,759	6,291,987
Lions Gate Entertainment Corp. (a)	151,688	5,316,664
The Madison Square Garden Co., Class A (a)	115,204	6,689,896
Sinclair Broadcast Group, Inc., Class A	130,400	4,371,008

		37,242,490
Oil, Gas & Consumable Fuels — 3.4%
Cabot Oil & Gas Corp.	157,408	5,874,467
Gulfport Energy Corp. (a)	92,737	5,966,699

		11,841,166
Pharmaceuticals — 2.9%
Auxilium Pharmaceuticals, Inc. (a)(b)	90,351	1,647,099
Zoetis, Inc.	263,217	8,191,313

		9,838,412
Professional Services — 1.8%
Towers Watson & Co., Class A	27,316	2,921,719
Verisk Analytics, Inc., Class A (a)	49,877	3,240,010

		6,161,729
Real Estate Investment Trusts (REITs) — 0.8%
Strategic Hotels & Resorts, Inc. (a)(b)	299,300	2,597,924
Road & Rail — 2.8%
Genesee & Wyoming, Inc., Class A (a)	68,411	6,360,171
JB Hunt Transport Services, Inc.	46,339	3,379,503

		9,739,674
Software — 8.9%
Guidewire Software, Inc. (a)	166,047	7,822,474
Qlik Technologies, Inc. (a)	204,514	7,002,559
ServiceNow, Inc. (a)(b)	124,454	6,465,385
Splunk, Inc. (a)	106,882	6,417,195
Workday, Inc., Class A (a)	34,014	2,752,753

		30,460,366
Specialty Retail — 8.4%
CarMax, Inc. (a)	121,262	5,877,569
DSW, Inc., Class A	55,468	4,732,530
Restoration Hardware Holdings, Inc. (a)(b)	79,675	5,047,411
Ross Stores, Inc.	76,493	5,568,690
Sally Beauty Holdings, Inc. (a)	86,600	2,265,456

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
Tractor Supply Co.	79,124	$5,314,759

		28,806,415
Textiles, Apparel & Luxury Goods — 2.1%
Under Armour, Inc., Class A (a)(b)	89,093	7,078,439
Wireless Telecommunication Services — 0.7%
SBA Communications Corp., Class A (a)(b)	30,913	2,487,260
Total Common Stocks — 100.1%		344,177,047

Warrants (c)
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	81,252	—
Total Long-Term Investments (Cost — $276,216,891) — 100.1%		344,177,047

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	340,952	$340,952

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (d)(e)(f)	$31,633	31,633,241
Total Short-Term Securities (Cost — $31,974,193) — 9.3%		31,974,193
Total Investments (Cost — $308,191,084) — 109.4%		376,151,240
Liabilities in Excess of Other Assets — (9.4)%		(32,234,957)

Net Assets — 100.0%		$343,916,283

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at September 30, 2013	Value at September 30, 2013	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	1,508,065	(1,167,113)	340,952	$340,952	$2,196	—
BlackRock Liquidity Series, LLC, Money Market Series	$34,116,584	$(2,483,343)	$31,633,241	$31,633,241	$147,912	—
iShares Cohen & Steers Realty Majors Index Fund	21,100	(21,100)	—	—	—	$(33,071)

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	17

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$344,177,047	—	—	$344,177,047
Short-Term Securities	340,952	$31,633,241	—	31,974,193
Total	$344,517,999	$31,633,241	—	$376,151,240

[1] See above Schedule of Investments for values in each industry.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$47,847	—	—	$47,847
Liabilities:
Collateral on securities loaned at value	—	$(31,633,241)	—	(31,633,241)
Total	$47,847	$(31,633,241)	—	$(31,585,394)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.4%
Ducommun, Inc. (a)(b)	150,186	$4,307,334
Exelis, Inc.	33,590	527,699
HEICO Corp.	28,208	1,910,810
Orbital Sciences Corp. (a)	295,162	6,251,531
Spirit AeroSystems Holdings, Inc., Class A (a)	715,994	17,355,695
Taser International, Inc. (a)	22,910	341,588

		30,694,657
Airlines — 0.2%
Republic Airways Holdings, Inc. (a)	87,702	1,043,654
SkyWest, Inc.	37,194	540,057
Spirit Airlines, Inc. (a)	8,349	286,120

		1,869,831
Auto Components — 2.1%
Gentherm, Inc. (a)	162,860	3,107,369
Stoneridge, Inc. (a)	121,922	1,317,977
Tenneco, Inc. (a)	54,109	2,732,505
Tower International, Inc. (a)	298,737	5,971,753
Visteon Corp. (a)	171,060	12,938,978

		26,068,582
Biotechnology — 6.7%
Achillion Pharmaceuticals, Inc. (a)(b)	541,496	1,635,318
AMAG Pharmaceuticals, Inc. (a)	20,610	442,703
Arena Pharmaceuticals, Inc. (a)(b)	13,506	71,177
Astex Pharmaceuticals, Inc. (a)	21,406	181,523
AVEO Pharmaceuticals, Inc. (a)	342,041	708,025
BioSpecifics Technologies Corp. (a)(c)	339,291	6,605,996
Cepheid, Inc. (a)	22,434	875,823
ChemoCentryx, Inc. (a)(b)	27,600	153,456
Chimerix, Inc. (a)	9,880	217,162
Codexis, Inc. (a)	220	387
Emergent Biosolutions, Inc. (a)	50,910	969,835
Enzon Pharmaceuticals, Inc.	631,173	1,060,371
Epizyme, Inc. (a)(b)	48,608	1,950,639
Gentium SpA — ADR (a)(c)	1,267,927	34,398,859
Insys Therapeutics, Inc. (a)	21,929	767,296
Isis Pharmaceuticals, Inc. (a)(b)	95,890	3,599,711
Ligand Pharmaceuticals, Inc., Class B (a)	799	34,581
Myriad Genetics, Inc. (a)(b)	238,880	5,613,680
OvaScience, Inc. (a)	8,176	81,024
PDL BioPharma, Inc.	1,006,682	8,023,256
Pharmacyclics, Inc. (a)	4,333	599,774
Portola Pharmaceuticals, Inc. (a)	21,047	563,007
Puma Biotechnology, Inc. (a)	1,796	96,373
Receptos, Inc. (a)	32,273	838,130
Repligen Corp. (a)(b)	549,487	6,093,811
Sangamo Biosciences, Inc. (a)	24,451	256,246
Stemline Therapeutics, Inc. (a)	10,036	454,530
Sunesis Pharmaceuticals, Inc. (a)	1,229,763	6,099,624
Tetraphase Pharmaceuticals, Inc. (a)	43,009	489,442
Verastem, Inc. (a)	45,213	562,450

		83,444,209
Building Products — 0.9%
American Woodmark Corp. (a)	4,992	172,973
Apogee Enterprises, Inc.	14,117	418,993
Griffon Corp.	134,251	1,683,508
Insteel Industries, Inc.	18,850	303,485
PGT, Inc. (a)	561,404	5,563,514
Ply Gem Holdings, Inc. (a)(b)	195,788	2,737,116
Trex Co., Inc. (a)	11,856	587,228

		11,466,817

Common Stocks	Shares	Value
Capital Markets — 1.3%
Artisan Partners Asset Management, Inc.	62,297	$3,261,871
Capital Southwest Corp.	3,643	124,627
Evercore Partners, Inc., Class A	4,730	232,858
FBR & Co. (a)	17,422	467,084
Financial Engines, Inc.	48,561	2,886,466
GAMCO Investors, Inc., Class A	12,326	935,913
Greenhill & Co., Inc.	90,246	4,501,470
MCG Capital Corp.	289,015	1,456,636
Westwood Holdings Group, Inc.	11,765	565,308
WisdomTree Investments, Inc. (a)	119,644	1,389,067

		15,821,300
Chemicals — 1.1%
American Pacific Corp. (a)(b)	115,597	6,330,092
American Vanguard Corp.	144,059	3,878,068
Ferro Corp. (a)	46,313	421,911
FutureFuel Corp.	78,476	1,409,429
Landec Corp. (a)	23,879	291,324
OM Group, Inc. (a)	43,097	1,455,817

		13,786,641
Commercial Banks — 0.4%
1st Source Corp.	10,127	272,619
Access National Corp.	9,636	137,409
CommunityOne Bancorp (a)	29,762	294,049
Home BancShares, Inc.	57,294	1,740,019
Independent Bank Group, Inc.	51	1,836
MetroCorp Bancshares, Inc.	11,061	152,199
National Bank Holdings Corp., Class A	11,414	234,444
StellarOne Corp.	33,473	753,143
Sterling Financial Corp.	34,029	974,931

		4,560,649
Commercial Services & Supplies — 2.6%
Consolidated Graphics, Inc. (a)	58,145	3,259,609
Deluxe Corp.	570,693	23,775,070
EnerNOC, Inc. (a)	36,550	547,885
G&K Services, Inc., Class A	48,759	2,944,556
Kimball International, Inc., Class B	35,268	391,122
Viad Corp.	42,965	1,071,977
West Corp.	36,690	813,417

		32,803,636
Communications Equipment — 1.7%
Alliance Fiber Optic Products, Inc.	86,669	1,774,114
Anaren, Inc. (a)	16,836	429,318
Aruba Networks, Inc. (a)	372,098	6,191,711
Aviat Networks, Inc. (a)	227,474	586,883
Calix, Inc. (a)	189,807	2,416,243
Extreme Networks, Inc. (a)	25,139	131,226
Ixia (a)(b)	73,659	1,154,236
Symmetricom, Inc. (a)	58,125	280,163
Ubiquiti Networks, Inc. (b)	250,058	8,399,448

		21,363,342
Computers & Peripherals — 1.4%
Immersion Corp. (a)	99,715	1,315,241
Synaptics, Inc. (a)(b)	371,779	16,462,374

		17,777,615
Construction & Engineering — 0.3%
Comfort Systems USA, Inc.	48,357	812,881
Pike Electric Corp.	287,789	3,257,771

		4,070,652

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	19

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Finance — 0.0%
Regional Management Corp. (a)	10,661	$339,020
Distributors — 0.0%
Core-Mark Holding Co., Inc.	7,141	474,448
Diversified Consumer Services — 0.7%
Apollo Group, Inc., Class A (a)(b)	152,307	3,169,509
Bright Horizons Family Solutions, Inc. (a)	47,411	1,698,736
Capella Education Co. (a)	17,069	965,423
Career Education Corp. (a)	55,276	152,562
Collectors Universe, Inc.	67,346	988,639
National American University Holdings, Inc.	17,504	60,039
Stewart Enterprises, Inc., Class A	102,149	1,342,238

		8,377,146
Diversified Telecommunication Services — 1.8%
Cbeyond, Inc. (a)(c)	2,230,851	14,299,755
Inteliquent, Inc.	201,443	1,945,939
Magicjack Vocaltec Ltd. (a)	448,912	5,777,497
Premiere Global Services, Inc. (a)	40,284	401,229

		22,424,420
Electrical Equipment — 2.4%
EnerSys, Inc.	32,128	1,947,921
Generac Holdings, Inc.	648,667	27,659,161
Lihua International, Inc. (a)	113,679	566,121
Thermon Group Holdings, Inc. (a)(b)	13,430	310,367

		30,483,570
Electronic Equipment, Instruments & Components — 1.0%
Aeroflex Holding Corp. (a)	46,101	324,551
Audience, Inc. (a)(b)	135,170	1,519,311
Benchmark Electronics, Inc. (a)	134,108	3,069,732
Coherent, Inc.	15,611	959,296
FARO Technologies, Inc. (a)	27,595	1,163,681
RealD, Inc. (a)	733,868	5,137,076
Sanmina Corp. (a)	7,475	130,738

		12,304,385
Energy Equipment & Services — 0.4%
Dawson Geophysical Co. (a)	26,331	854,968
ION Geophysical Corp. (a)	508,822	2,645,874
Matrix Service Co. (a)	8,489	166,554
RigNet, Inc. (a)	3,839	139,049
USA Compression Partners LP	31,105	740,921

		4,547,366
Food & Staples Retailing — 0.5%
Arden Group, Inc.	3,914	508,820
Harris Teeter Supermarkets, Inc.	8,774	431,593
Ingles Markets, Inc., Class A	7,569	217,457
Natural Grocers By Vitamin Cottage, Inc. (a)	24,063	955,301
The Pantry, Inc. (a)	199,544	2,210,947
Rite Aid Corp. (a)	451,952	2,151,291

		6,475,409
Food Products — 1.5%
Chiquita Brands International, Inc. (a)	51,897	657,016
Dean Foods Co. (a)	70,599	1,362,561
Farmer Bros Co. (a)	19,316	290,899
John B. Sanfilippo & Son, Inc.	18,744	434,673
Omega Protein Corp. (a)	111,816	1,137,169
Pilgrim’s Pride Corp. (a)	661,873	11,112,848
Sanderson Farms, Inc.	38,285	2,497,713
Seaboard Corp.	341	937,068

		18,429,947

Common Stocks	Shares	Value
Health Care Equipment & Supplies — 7.1%
Alere, Inc. (a)	3,228	$98,680
Align Technology, Inc. (a)(b)	400,469	19,270,568
Anika Therapeutics, Inc. (a)(b)	95,492	2,287,988
ArthroCare Corp. (a)	550,880	19,600,310
Cutera, Inc. (a)	60,126	535,121
Cyberonics, Inc. (a)	38,551	1,956,078
ICU Medical, Inc. (a)(b)	168,164	11,423,380
Medical Action Industries, Inc. (a)	163,443	1,085,261
Meridian Bioscience, Inc.	74,901	1,771,409
Rochester Medical Corp. (a)	16,686	333,053
RTI Surgical, Inc. (a)	42,729	159,806
Solta Medical, Inc. (a)(b)	150,943	313,961
Spectranetics Corp. (a)	162,449	2,725,894
SurModics, Inc. (a)	219,504	5,219,805
Thoratec Corp. (a)	599,506	22,355,579
Vascular Solutions, Inc. (a)	5,139	86,335

		89,223,228
Health Care Providers & Services — 1.4%
Alliance HealthCare Services, Inc. (a)	13,979	387,078
AMN Healthcare Services, Inc. (a)	297,760	4,097,178
Corvel Corp. (a)	87,858	3,248,110
Cross Country Healthcare, Inc. (a)	60,337	365,642
The Ensign Group, Inc.	5,791	238,068
Five Star Quality Care, Inc. (a)	104,651	541,046
PharMerica Corp. (a)	66,073	876,789
The Providence Service Corp. (a)	34,737	996,604
Vanguard Health Systems, Inc. (a)	2,518	52,903
VCA Antech, Inc. (a)	262,987	7,221,623

		18,025,041
Health Care Technology — 1.2%
Greenway Medical Technologies (a)	13,682	282,533
MedAssets, Inc. (a)	557,852	14,180,598
Omnicell, Inc. (a)	19,132	453,046
Quality Systems, Inc.	7,320	159,064

		15,075,241
Hotels, Restaurants & Leisure — 1.8%
AFC Enterprises, Inc. (a)	148,171	6,458,774
Bravo Brio Restaurant Group, Inc. (a)	6,598	99,630
Del Frisco’s Restaurant Group, Inc. (a)	51,054	1,029,759
Einstein Noah Restaurant Group, Inc.	15,926	275,838
Jack in the Box, Inc. (a)	203,615	8,144,600
Monarch Casino & Resort, Inc. (a)	17,936	340,425
Multimedia Games Holding Co., Inc. (a)	34,894	1,205,588
Papa John’s International, Inc.	7,214	504,114
Red Lion Hotels Corp. (a)	48,638	256,322
Ruth’s Hospitality Group, Inc.	106,056	1,257,824
Speedway Motorsports, Inc.	12	215
Vail Resorts, Inc.	44,256	3,070,481

		22,643,570
Household Durables — 0.5%
TRI Pointe Homes, Inc.	248,428	3,646,923
Zagg, Inc. (a)	665,110	2,992,995

		6,639,918
Household Products — 0.1%
Central Garden & Pet Co., Class A (a)(b)	136,862	937,505
WD-40 Co.	2,194	142,391

		1,079,896
Insurance — 0.4%
Crawford & Co., Class B	7,308	70,888

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
eHealth, Inc. (a)	64,190	$2,070,769
Employers Holdings, Inc.	66,213	1,969,175
Fortegra Financial Corp. (a)	39,559	336,647
Hallmark Financial Services, Inc. (a)	11,100	98,457
HCI Group, Inc.	15,390	628,528
Universal Insurance Holdings, Inc.	24,047	169,531

		5,343,995
Internet & Catalog Retail — 1.7%
1-800-Flowers.com, Inc., Class A (a)	122,912	605,956
Blue Nile, Inc. (a)(b)	179,564	7,349,554
HSN, Inc.	63,755	3,418,543
Orbitz Worldwide, Inc. (a)	351,514	3,385,080
Overstock.com, Inc. (a)	152,411	4,522,034
PetMed Express, Inc.	120,802	1,967,865
ValueVision Media, Inc., Class A (a)(b)	120,790	525,437

		21,774,469
Internet Software & Services — 3.9%
Benefitfocus, Inc. (a)	4,595	225,890
Blucora, Inc. (a)	5,043	115,888
ChannelAdvisor Corp. (a)(b)	48,306	1,769,449
Cvent, Inc. (a)	8,654	304,361
EarthLink, Inc.	52	257
Global Eagle Entertainment, Inc. (a)	61,738	576,633
Gogo, Inc. (a)	36,779	653,563
j2 Global, Inc.	28,639	1,418,203
Limelight Networks, Inc. (a)(b)	226,206	436,578
Monster Worldwide, Inc. (a)	106	468
Move, Inc. (a)	155,992	2,644,064
NIC, Inc.	1,132,929	26,181,989
Perficient, Inc. (a)	75,120	1,379,203
Responsys, Inc. (a)	140,465	2,317,673
Rocket Fuel, Inc. (a)	6,946	373,278
Spark Networks, Inc. (a)	52,296	435,103
Stamps.com, Inc. (a)	28,738	1,319,936
support.com, Inc. (a)	313,902	1,710,766
Synacor, Inc. (a)	11,143	28,749
Travelzoo, Inc. (a)(b)	29,851	792,246
Tremor Video, Inc. (a)	8,746	80,726
Web.com Group, Inc. (a)(b)	172,947	5,593,106

		48,358,129
IT Services — 2.7%
Cardtronics, Inc. (a)	155,843	5,781,775
ExlService Holdings, Inc. (a)(c)	158,958	4,527,124
Global Cash Access Holdings, Inc. (a)	574,348	4,485,658
MAXIMUS, Inc.	6,813	306,858
Syntel, Inc.	198,101	15,867,890
WNS Holdings Ltd. — ADR (a)	109,718	2,328,216

		33,297,521
Life Sciences Tools & Services — 0.6%
Harvard Bioscience, Inc. (a)	214,254	1,126,976
PAREXEL International Corp. (a)(b)	136,395	6,851,121

		7,978,097
Machinery — 3.7%
ESCO Technologies, Inc.	84,429	2,805,576
Federal Signal Corp. (a)	39,382	506,846
Global Brass & Copper Holdings, Inc. (a)	44,534	781,126
Hyster-Yale Materials Handling, Inc.	45,013	4,036,316
John Bean Technologies Corp.	125,614	3,125,276
Lindsay Corp.	153,216	12,505,490
Luxfer Holdings PLC — ADR	735,286	11,749,870
Lydall, Inc. (a)	13,808	237,083
NN, Inc.	21,087	328,114

Common Stocks	Shares	Value
Machinery (concluded)
Trimas Corp. (a)	277,555	$10,352,801
Xerium Technologies, Inc. (a)	8,607	99,755

		46,528,253
Marine — 0.8%
Matson, Inc.	396,457	10,399,067
Media — 1.8%
Crown Media Holdings, Inc., Class A (a)	185,694	571,937
CTC Media, Inc.	1,033,805	10,865,291
Entravision Communications Corp., Class A	63,055	372,025
Martha Stewart Living Omnimedia, Inc., Class A (a)	134	308
National CineMedia, Inc.	489,127	9,224,935
Salem Communications Corp., Class A	40,355	334,139
Starz, Class A (a)(b)	40,014	1,125,594

		22,494,229
Metals & Mining — 0.3%
Gold Resource Corp.	25,889	171,644
Walter Energy, Inc. (b)	145,329	2,038,966
Worthington Industries, Inc.	46,430	1,598,585

		3,809,195
Multi-Utilities — 0.5%
Avista Corp.	230,064	6,073,690
Oil, Gas & Consumable Fuels — 4.2%
Alon USA Energy, Inc.	330,329	3,372,659
APCO Oil and Gas International, Inc.	7,631	108,818
Berry Petroleum Co., Class A	26,226	1,131,127
Bonanza Creek Energy, Inc. (a)(b)	297,877	14,375,544
Callon Petroleum Co. (a)	97,179	531,569
Crimson Exploration, Inc. (a)	136,456	410,733
Delek US Holdings, Inc.	323,431	6,821,160
Diamondback Energy, Inc. (a)	28,302	1,206,797
Evolution Petroleum Corp. (a)	19,692	221,732
L&L Energy, Inc. (a)(b)	130,233	165,396
Midstates Petroleum Co., Inc. (a)(b)	102,624	526,461
Northern Oil and Gas, Inc. (a)	275,448	3,974,715
Oasis Petroleum, Inc. (a)	109,624	5,385,827
Renewable Energy Group, Inc. (a)	15,049	227,992
REX American Resources Corp. (a)	2,550	78,387
SandRidge Mississippian Trust II	47,264	618,213
Triangle Petroleum Corp. (a)	17,592	172,753
Vaalco Energy, Inc. (a)(b)	217,137	1,211,624
Warren Resources, Inc. (a)	817,517	2,395,325
Western Refining, Inc.	330,704	9,934,348

		52,871,180
Paper & Forest Products — 1.7%
Boise Cascade Co. (a)	188,856	5,089,669
KapStone Paper and Packaging Corp.	392,760	16,810,128
PH Glatfelter Co.	20	541

		21,900,338
Personal Products — 0.4%
Prestige Brands Holdings, Inc. (a)	70,985	2,138,068
USANA Health Sciences, Inc. (a)(b)	37,717	3,273,458

		5,411,526
Pharmaceuticals — 4.3%
Cumberland Pharmaceuticals, Inc. (a)	39,310	178,074
Lannett Co., Inc. (a)	98,724	2,154,158
The Medicines Co. (a)	467,638	15,675,226
Pain Therapeutics, Inc.	117,794	320,400
Questcor Pharmaceuticals, Inc.	58,476	3,391,608

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	21

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Sagent Pharmaceuticals, Inc. (a)	84,946	$1,732,898
Santarus, Inc. (a)(b)	1,160,995	26,203,657
Sciclone Pharmaceuticals, Inc. (a)(b)	514,441	2,608,216
ViroPharma, Inc. (a)(b)	42,521	1,671,075

		53,935,312
Professional Services — 2.7%
Barrett Business Services, Inc.	1,265	85,147
The Dolan Co. (a)	47,888	108,227
Huron Consulting Group, Inc. (a)	2,945	154,936
Kforce, Inc.	271,787	4,807,912
Resources Connection, Inc.	86,693	1,176,424
RPX Corp. (a)	608,426	10,665,708
WageWorks, Inc. (a)	321,497	16,219,524

		33,217,878
Real Estate Investment Trusts (REITs) — 2.1%
Aviv REIT, Inc.	84,139	1,918,369
Cedar Realty Trust, Inc.	587,329	3,042,364
Highwoods Properties, Inc.	35,190	1,242,559
One Liberty Properties, Inc.	16,097	326,447
Potlatch Corp.	6,291	249,627
PS Business Parks, Inc.	134,301	10,021,541
Ryman Hospitality Properties, Inc.	197,462	6,814,414
Sabra Health Care REIT, Inc.	106,583	2,452,475

		26,067,796
Real Estate Management & Development — 0.6%
Altisource Residential Corp.	133,064	3,057,811
AV Homes, Inc. (a)	7	122
Forestar Group, Inc. (a)	186,637	4,018,295
Tejon Ranch Co. (a)(b)	22,543	695,226

		7,771,454
Road & Rail — 1.6%
Con-way, Inc.	8,333	359,069
Ryder System, Inc.	295,640	17,649,708
Swift Transportation Co. (a)(b)	76,871	1,552,025

		19,560,802
Semiconductors & Semiconductor Equipment — 5.0%
Advanced Energy Industries, Inc. (a)	515,304	9,028,126
Alpha & Omega Semiconductor Ltd. (a)	65,411	550,106
Ambarella, Inc. (a)	241,260	4,709,395
Amkor Technology, Inc. (a)	616,234	2,643,644
Cypress Semiconductor Corp. (a)	296,895	2,772,999
Entegris, Inc. (a)(b)	567,655	5,761,698
Inphi Corp. (a)	144,161	1,936,082
Integrated Silicon Solution, Inc. (a)(b)	31,313	340,999
Intermolecular, Inc. (a)	280,962	1,548,101
IXYS Corp.	4,660	44,969
M/A-COM Technology Solutions Holdings, Inc. (a)(b)	34,844	593,045
Magnachip Semiconductor Corp. (a)	365,034	7,859,182
Micrel, Inc.	238,386	2,171,696
Microsemi Corp. (a)(b)	759,044	18,406,817
Pericom Semiconductor Corp. (a)	44,136	344,261
PMC-Sierra, Inc. (a)	84,710	560,780
Sigma Designs, Inc. (a)(b)	52,562	293,822
Silicon Image, Inc. (a)	679,484	3,628,445

		63,194,167
Software — 9.3%
Advent Software, Inc.	174,032	5,525,516

Common Stocks	Shares	Value
Software (concluded)
Aspen Technology, Inc. (a)	862,925	$29,814,059
AVG Technologies NV (a)	785,873	18,813,800
Ebix, Inc.	35,560	353,466
FireEye, Inc. (a)	17,364	721,127
Manhattan Associates, Inc. (a)	113,984	10,879,773
Netscout Systems, Inc. (a)	40,097	1,025,280
Progress Software Corp. (a)	442,184	11,443,722
PROS Holdings, Inc. (a)	767,910	26,254,843
PTC, Inc. (a)	56,308	1,600,836
QAD, Inc., Class A	23,734	323,732
Rosetta Stone, Inc. (a)	199,902	3,244,409
Verint Systems, Inc. (a)	173,700	6,437,322
Viggle, Inc. (Acquired 2/11/11 through 12/27/11, cost $590,861) (a)(d)	1,317,637	434,820

		116,872,705
Specialty Retail — 4.3%
ANN, Inc. (a)(b)	344,081	12,462,614
Big 5 Sporting Goods Corp.	412,122	6,626,922
Brown Shoe Co., Inc.	58,418	1,371,070
The Buckle, Inc.	20,439	1,104,728
The Children’s Place Retail Stores, Inc. (a)	159,744	9,242,788
Express, Inc. (a)	214,279	5,054,842
Haverty Furniture Cos., Inc.	88,523	2,171,469
Kirkland’s, Inc. (a)	67,713	1,248,628
Lumber Liquidators Holdings, Inc. (a)	57,566	6,139,414
Murphy USA, Inc. (a)	14,125	570,509
rue21, Inc. (a)	22,816	920,397
Sears Hometown and Outlet Stores, Inc. (a)	153,605	4,876,959
Systemax, Inc.	53	491
The Wet Seal, Inc., Class A (a)(b)	405,873	1,595,081

		53,385,912
Textiles, Apparel & Luxury Goods — 1.7%
Cherokee, Inc.	13,901	180,852
Crocs, Inc. (a)	342,892	4,666,760
G-III Apparel Group Ltd. (a)	101,313	5,530,677
Movado Group, Inc.	236,799	10,359,956
Perry Ellis International, Inc.	47,159	888,476

		21,626,721
Thrifts & Mortgage Finance — 1.4%
Banc of California, Inc.	34,785	481,077
EverBank Financial Corp.	762,635	11,424,272
Heritage Financial Group, Inc.	11,636	202,699
HomeStreet, Inc.	105,242	2,031,171
MGIC Investment Corp. (a)	116,429	847,603
Ocwen Financial Corp. (a)	21,709	1,210,711
Provident Financial Holdings, Inc.	66,460	1,103,901

		17,301,434
Trading Companies & Distributors — 0.3%
Aceto Corp.	24,235	378,551
Aircastle Ltd.	121,058	2,107,620
Applied Industrial Technologies, Inc.	14,372	740,158
Houston Wire & Cable Co.	41,665	561,228
Kaman Corp.	5,652	213,985
Willis Lease Finance Corp. (a)	9,853	154,988

		4,156,530
Water Utilities — 0.5%
American States Water Co.	214,330	5,906,935

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc.	18,649	$294,468
Total Common Stocks — 98.0%		1,229,802,339

Warrants (e)
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	1,000,249	—
Real Estate Management & Development — 0.0%
Tejon Ranch Co. (Issued/Exercisable 8/08/13, 1 Share for 1 Warrant, Expires 8/31/16, Strike Price USD 40.00) (a)(b)	3,330	9,191
Total Warrants — 0.0%		9,191
Total Long-Term Investments (Cost — $1,063,543,529) — 98.0%		1,229,811,530

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	23,218,232	$23,218,232

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (f)(g)(h)	$122,836	122,835,897
Total Short-Term Securities (Cost — $146,054,129) — 11.7%		146,054,129
Total Investments (Cost — $1,209,597,658) — 109.7%		1,375,865,659
Liabilities in Excess of Other Assets — (9.7)%		(121,377,117)

Net Assets — 100.0%		$1,254,488,542

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Shares Purchased	Shares Sold	Shares Held at September 30, 2013	Value at September 30, 2013	Realized Gain (Loss)
BioSpecifics Technologies Corp.	763,967	—	424,676	339,291	$6,605,996	$(3,285,123)
Caribou Coffee Co., Inc.[1]	1,864,201	2,900	1,867,101	—	—	$3,584,940
Cbeyond, Inc.	3,027,373	219,500	1,016,022	2,230,851	$14,299,755	$(6,790,740)
Epocrates, Inc.[1]	2,728,045	396,934	3,124,979	—	—	$10,624,049
ExlService Holdings, Inc.[1]	1,618,510	175,335	1,634,887	158,958	$4,527,124	$22,819,767
Gentium SpA — ADR	3,168,551	815,445	2,716,069	1,267,927	$34,398,859	$23,095,524

[1]	No longer an affiliated company or held by the Fund as of report date.

(d)	Restricted security as to resale. As of report date the Fund held less than 0.1% of its net assets, with a current value of $434,820 and original cost of $590,861, in this security.

(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2012	Net Activity	Shares/Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,896,648	12,321,584	23,218,232	$20,060
BlackRock Liquidity Series, LLC, Money Market Series	$282,712,568	$(159,876,671)	$122,835,897	$785,507

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
269	E-Mini Russell 2000 Futures	Intercontinental Exchange	December 2013	USD	28,820,660	$162,692

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	23

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,229,376,710	—	$434,820	$1,229,811,530
Short-Term Securities	23,218,232	$122,835,897	—	146,054,129
Total	$1,252,594,942	$122,835,897	$434,820	$1,375,865,659

[1] See above Schedule of Investments for values in each industry excluding Level 3, Software, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$162,692	—	—	$162,692
[2] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,608,000	—	—	$1,608,000
Liabilities:
Collateral on securities loaned at value	—	$(122,835,897)	—	(122,835,897)
Total	$1,608,000	$(122,835,897)	—	$(121,227,897)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Statements of Assets and Liabilities

September 30, 2013	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Assets
Investments at value — unaffiliated[2,3]	$642,039,434	$344,177,047	$1,174,506,920
Investments at value — affiliated[4]	42,119,451	31,974,193	201,358,739
Cash pledged for financial futures contracts	1,218,000	—	1,608,000
Foreign currency at value[5]	9,032,611	47,847	—
Variation margin receivable on futures	7,904	—	—
Investments sold receivable	5,639,220	10,521,589	14,336,042
Unrealized appreciation on foreign currency exchange contracts	174,371	—	—
Capital shares sold receivable	303,561	792,223	739,318
Dividends receivable — unaffiliated	535,771	4,221	189,117
Dividends receivable — affiliated	1,475	28	624
Receivable from Manager	24,035	30,533	2,603
Securities lending income receivable — affiliated	507	4,032	29,699
Prepaid expenses	27,789	24,169	31,593

Total assets	701,124,129	387,575,882	1,392,802,655

Liabilities
Bank overdraft	100	—	—
Options written at value[6]	171,201	—	—
Cash received as collateral for over-the-counter derivatives	120,000	—	—
Collateral on securities loaned at value	—	31,633,241	122,835,897
Variation margin payable on futures	—	—	10,364
Investments purchased payable	1,058,306	11,092,591	10,472,320
Unrealized depreciation on foreign currency exchange contracts	2,494,504	—	—
Unrealized depreciation on over-the-counter swaps	661,615	—	—
Capital shares redeemed payable	2,805,969	327,330	3,525,936
Investment advisory fees payable	454,755	225,849	553,382
Service and distribution fees payable	201,165	84,857	101,834
Officer’s and Trustees’ fees payable	5,941	2,869	10,584
Other affiliates payable	—	—	62,063
Other accrued expenses payable	549,172	292,862	741,733

Total Liabilities	8,522,728	43,659,599	138,314,113

Net Assets	$692,601,401	$343,916,283	$1,254,488,542

Net Assets Consist of
Paid-in capital	$633,867,980	$220,451,103	$774,783,401
Undistributed (accumulated) net investment income (loss)	9,233,849	3	(2,567,063)
Accumulated net realized gain (loss)	(60,713,409)	55,505,024	315,841,511
Net unrealized appreciation/depreciation	110,212,981	67,960,153	166,430,693

Net Assets	$692,601,401	$343,916,283	$1,254,488,542

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$528,707,105	$276,216,891	$1,030,253,112
[3] Securities loaned at value	$—	$30,698,260	$116,689,841
[4] Investments at cost — affiliated	$42,201,830	$31,974,193	$179,344,546
[5] Foreign currency at cost	$8,827,170	$47,850	—
[6] Premiums received	$79,236	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	25

Statements of Assets and Liabilities (concluded)

September 30, 2013	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Net Asset Value
Institutional
Net assets	$64,078,330	$21,484,694	$862,260,686

Shares outstanding[2]	4,565,445	1,178,948	28,876,743

Net asset value	$14.04	$18.22	$29.86

Service
Net assets	$420,777	$2,064,532	$24,791,876

Shares outstanding[2]	30,479	121,052	891,463

Net asset value	$13.81	$17.05	$27.81

Investor A
Net assets	$512,059,150	$282,725,840	$332,977,515

Shares outstanding[2]	37,678,193	17,067,898	12,446,075

Net asset value	$13.59	$16.56	$26.75

Investor B
Net assets	$11,918,257	$4,330,424	$1,264,977

Shares outstanding[2]	971,993	303,474	56,614

Net asset value	$12.26	$14.27	$22.34

Investor C
Net assets	$103,096,823	$23,959,198	$33,193,488

Shares outstanding[2]	8,451,555	1,678,061	1,493,155

Net asset value	$12.20	$14.28	$22.23

Class R
Net assets	$1,028,064	$9,351,595	—

Shares outstanding[2]	73,765	568,859	—

Net asset value	$13.94	$16.44	—

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Statements of Operations

Year Ended September 30, 2013	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Investment Income
Dividends — unaffiliated	$18,262,809	$4,262,891	$11,131,321
Dividends — affiliated	23,641	2,196	20,060
Foreign taxes withheld	(373,455)	(141,443)	—
Securities lending — affiliated — net	19,824	147,912	785,507

Total income	17,932,819	4,271,556	11,936,888

Expenses
Investment advisory	5,960,313	2,401,958	7,265,217
Service and distribution — class specific	2,547,311	906,373	1,241,528
Transfer agent — class specific	1,720,938	944,760	2,557,600
Administration	534,275	225,183	894,174
Administration — class specific	183,022	75,090	293,142
Professional	138,264	57,065	73,839
Registration	80,714	68,718	70,691
Custodian	80,337	17,593	90,304
Printing	61,226	32,631	78,596
Officer and Trustees	22,992	11,880	44,279
Miscellaneous	41,404	26,467	40,343
Recoupment of past waived fees — class specific	995	5,964	—

Total expenses	11,371,791	4,773,682	12,649,713
Less fees waived by Manager	(32,671)	(1,354)	(15,634)
Less administration fees waived — class specific	(182,853)	(71,597)	(12,786)
Less transfer agent fees waived — class specific	(114,659)	(143,666)	(851)
Less transfer agent fees reimbursed — class specific	(785,830)	(221,909)	(2,685)

Total expenses after fees waived and reimbursed	10,255,778	4,335,156	12,617,757

Net investment income (loss)	7,677,041	(63,600)	(680,869)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	31,935,647	61,974,335	283,259,514
Investments — affiliated	(2,048,968)	(33,071)	50,048,417
Options written	1,507,178	42,265	349,137
Financial futures contracts	(6,241,370)	—	3,751,765
Swaps	859,214	—	—
Foreign currency transactions	4,327,853	(34,720)	—

	30,339,554	61,948,809	337,408,833

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	52,917,759	26,834,430	(15,181,525)
Investments — affiliated	(2,508,620)	14,888	(21,442,249)
Options written	(313,368)	57,385	477,733
Financial futures contracts	(689,044)	—	162,692
Swaps	(661,615)	—	—
Foreign currency translations	(1,511,048)	(3)	—

	47,234,064	26,906,700	(35,983,349)

Total realized and unrealized gain	77,573,618	88,855,509	301,425,484

Net Increase in Net Assets Resulting from Operations	$85,250,659	$88,791,909	$300,744,615

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	27

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012	2013	2012

Operations
Net investment income (loss)	$7,677,041	$5,181,014	$(63,600)	$(334,874)	$(680,869)	$613,862
Net realized gain	30,339,554	70,505,425	61,948,809	18,432,042	337,408,833	130,752,697
Net change in unrealized appreciation/depreciation	47,234,064	166,163,492	26,906,700	40,837,780	(35,983,349)	283,452,122

Net increase in net assets resulting from operations	85,250,659	241,849,931	88,791,909	58,934,948	300,744,615	414,818,681

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(1,253,277)	(1,662,860)	—	—	(2,500,056)	—
Service	(4,137)	(8,174)	—	—	—	—
Investor A	(4,742,133)	(3,726,374)	—	—	—	—
Investor B	(10,767)	—	—	—	—	—
Investor C	(182,439)	—	—	—	—	—
Class R	(7,295)	(2,690)	—	—	—	—
Net realized gain:
Institutional	—	—	—	—	(94,587,297)	(25,878,958)
Service	—	—	—	—	(3,052,314)	(735,003)
Investor A	—	—	—	—	(37,128,147)	(7,371,034)
Investor B	—	—	—	—	(164,432)	(60,195)
Investor C	—	—	—	—	(3,289,903)	(874,865)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,200,048)	(5,400,098)	—	—	(140,722,149)	(34,920,055)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(279,569,298)	(267,769,413)	(33,574,893)	(52,658,613)	(296,762,969)	(205,244,715)

Net Assets
Total increase (decrease) in net assets	(200,518,687)	(31,319,580)	55,217,016	6,276,335	(136,740,503)	174,653,911
Beginning of year	893,120,088	924,439,668	288,699,267	282,422,932	1,391,229,045	1,216,575,134

End of year	$692,601,401	$893,120,088	$343,916,283	$288,699,267	$1,254,488,542	$1,391,229,045

Undistributed (accumulated) net investment income (loss)	$9,233,849	$2,569,789	$3	$(327,704)	$(2,567,063)	$613,862

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009	2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.53	$9.81	$10.53	$9.34	$9.94	$12.30	$9.63	$10.33	$9.17	$9.78

Net investment income[2]	0.19	0.10	0.12	0.10	0.08	0.14	0.06	0.08	0.04	0.05
Net realized and unrealized gain (loss)	1.46	2.72	(0.74)	1.16	(0.61)	1.44	2.68	(0.73)	1.17	(0.60)

Net increase (decrease) from investment operations	1.65	2.82	(0.62)	1.26	(0.53)	1.58	2.74	(0.65)	1.21	(0.55)

Dividends from net investment income[3]	(0.14)	(0.10)	(0.10)	(0.07)	(0.07)	(0.07)	(0.07)	(0.05)	(0.05)	(0.06)

Net asset value, end of year	$14.04	$12.53	$9.81	$10.53	$9.34	$13.81	$12.30	$9.63	$10.33	$9.17

Total Investment Return[4]
Based on net asset value	13.36%	28.90%	(6.03)%[5]	13.56%	(5.09)%	13.00%	28.58%	(6.38)%[5]	13.20%	(5.36)%

Ratios to Average Net Assets
Total expenses	1.15%[6]	1.13%	1.08%	1.13%	1.16%	1.75%[6]	1.95%	1.49%	1.31%	1.32%

Total expenses excluding recoupment of past waived fees	1.15%[6]	1.13%	1.08%	1.13%	1.16%	1.73%[6]	1.95%	1.49%	1.31%	1.32%

Total expenses after fees waived, reimbursed and paid indirectly	0.97%[6]	0.97%	0.97%	0.97%	0.95%	1.29%[6]	1.29%	1.29%	1.27%	1.26%

Net investment income	1.48%[6]	0.89%	0.98%	0.99%	1.00%	1.15%[6]	0.56%	0.65%	0.37%	0.69%

Supplemental Data
Net assets, end of year (000)	$64,078	$142,963	$195,753	$204,286	$165,710	$421	$674	$1,025	$737	$2,561

Portfolio turnover	119%	156%	137%	123%	181%	119%	156%	137%	123%	181%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	29

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009	2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.14	$9.50	$10.21	$9.06	$9.66	$10.95	$8.58	$9.25	$8.23	$8.84

Net investment income (loss)[2]	0.14	0.07	0.08	0.06	0.05	0.04	(0.02)	(0.01)	(0.02)	(0.00)[3]
Net realized and unrealized gain (loss)	1.41	2.63	(0.72)	1.13	(0.59)	1.28	2.39	(0.65)	1.04	(0.56)

Net increase (decrease) from investment operations	1.55	2.70	(0.64)	1.19	(0.54)	1.32	2.37	(0.66)	1.02	(0.56)

Dividends from net investment income[4]	(0.10)	(0.06)	(0.07)	(0.04)	(0.06)	(0.01)	—	(0.01)	—	(0.05)

Net asset value, end of year	$13.59	$12.14	$9.50	$10.21	$9.06	$12.26	$10.95	$8.58	$9.25	$8.23

Total Investment Return[5]
Based on net asset value	12.92%	28.54%	(6.33)%[6]	13.21%	(5.32)%	12.04%	27.62%	(7.17)%[6]	12.39%	(6.12)%

Ratios to Average Net Assets
Total expenses	1.43%[7]	1.40%	1.37%	1.40%	1.51%	2.42%[7]	2.31%	2.13%	2.22%	2.38%

Total expenses excluding recoupment of past waived fees	1.43%[7]	1.40%	1.37%	1.40%	1.51%	2.41%[7]	2.30%	2.12%	2.20%	2.38%

Total expenses after fees waived, reimbursed and paid indirectly	1.29%[7]	1.29%	1.29%	1.29%	1.26%	2.06%[7]	2.06%	2.06%	2.04%	2.02%

Net investment income (loss)	1.11%[7]	0.60%	0.66%	0.61%	0.70%	0.36%[7]	(0.19)%	(0.10)%	(0.24)%	(0.04)%

Supplemental Data
Net assets, end of year (000)	$512,059	$615,464	$587,989	$726,666	$395,763	$11,918	$17,465	$26,233	$42,239	$41,196

Portfolio turnover	119%	156%	137%	123%	181%	119%	156%	137%	123%	181%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,			Period July 30, 2010[1] to September 30, 2010
	2013[2]	2012[2]	2011	2010	2009	2013[2]	2012[2]	2011
Per Share Operating Performance
Net asset value, beginning of period	$10.91	$8.55	$9.22	$8.20	$8.81	$12.46	$9.75	$10.51	$10.24

Net investment income (loss)[3]	0.04	(0.02)	(0.01)	(0.01)	(0.00)[4]	0.10	0.03	0.04	0.00 [5]
Net realized and unrealized gain (loss)	1.27	2.38	(0.64)	1.03	(0.56)	1.45	2.71	(0.73)	0.27

Net increase (decrease) from investment operations	1.31	2.36	(0.65)	1.02	(0.56)	1.55	2.74	(0.69)	0.27

Dividends from net investment income[6]	(0.02)	—	(0.02)	—	(0.05)	(0.07)	(0.03)	(0.07)	—

Net asset value, end of period.	$12.20	$10.91	$8.55	$9.22	$8.20	$13.94	$12.46	$9.75	$10.51

Total Investment Return[7]
Based on net asset value	12.01%	27.60%	(7.11)%[8]	12.44%	(6.14)%	12.51%	28.13%	(6.66)%[8]	13.17%[9]

Ratios to Average Net Assets
Total expenses	2.20%[10]	2.18%	2.16%	2.22%	2.39%	1.78%[10]	1.78%	1.72%	2.21%[11]

Total expenses excluding recoupment of past waived fees	2.20%[10]	2.18%	2.16%	2.22%	2.39%	1.78%[10]	1.78%	1.70%	2.21%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.06%[10]	2.06%	2.06%	2.06%	2.02%	1.65%[10]	1.65%	1.65%	1.65%[11]

Net investment income (loss)	0.34%[10]	(0.18)%	(0.11)%	(0.17)%	(0.06)%	0.78%[10]	0.25%	0.31%	0.08%[11]

Supplemental Data
Net assets, end of period (000)	$103,097	$115,242	$112,520	$148,923	$92,141	$1,028	$1,312	$920	$838

Portfolio turnover	119%	156%	137%	123%	181%	119%	156%	137%	123%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Amount is greater than $(0.005) per share.

[5]	Amount is less than $0.005 per share.

[6]	Dividends are determined in accordance with federal income tax regulations.

[7]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[9]	Aggregate total investment return.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	31

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.58	$11.10	$11.18	$10.27	$10.33	$12.77	$10.49	$10.60	$9.78	$9.87

Net investment income (loss)[1]	0.05	0.04	(0.05)	(0.01)	(0.04)	(0.02)	(0.01)	(0.10)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	4.59	2.44	(0.03)	0.92	(0.02)	4.30	2.29	(0.01)	0.87	(0.03)

Net increase (decrease) from investment operations	4.64	2.48	(0.08)	0.91	(0.06)	4.28	2.28	(0.11)	0.82	(0.09)

Net asset value, end of year	$18.22	$13.58	$11.10	$11.18	$10.27	$17.05	$12.77	$10.49	$10.60	$9.78

Total Investment Return[2]
Based on net asset value	34.17%	22.34%	(0.72)%[3]	8.86%[4]	(0.58)%[5]	33.52%	21.74%	(1.04)%[6]	8.38%[7]	(0.91)%[8]

Ratios to Average Net Assets
Total expenses	1.13%	1.11%	1.17%	1.15%	1.20%	1.67%	2.29%	1.87%	1.63%	1.65%

Total expenses excluding recoupment of past waived fees	1.11%	1.11%	1.17%	1.14%	1.20%	1.51%	2.29%	1.87%	1.62%	1.64%

Total expenses after fees waived, reimbursed and paid indirectly	1.11%	1.07%	1.17%	1.15%	1.18%	1.58%	1.58%	1.58%	1.58%	1.51%

Net investment income (loss)	0.30%	0.27%	(0.38)%	(0.09)%	(0.44)%	(0.15)%	(0.06)%	(0.83)%	(0.52)%	(0.76)%

Supplemental Data
Net assets, end of year (000)	$21,485	$18,526	$19,348	$24,421	$25,572	$2,065	$1,865	$714	$330	$360

Portfolio turnover	160%	88%	131%	76%	53%	160%	88%	131%	76%	53%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[3]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.90)%.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.87)%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.23)%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.98%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.22)%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.38	$10.15	$10.27	$9.47	$9.56	$10.75	$8.88	$9.05	$8.42	$8.56

Net investment loss[1]	0.00 [2]	(0.01)	(0.09)	(0.05)	(0.06)	(0.08)	(0.09)	(0.16)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	4.18	2.24	(0.03)	0.85	(0.03)	3.60	1.96	(0.01)	0.75	(0.04)

Net increase (decrease) from investment operations	4.18	2.23	(0.12)	0.80	(0.09)	3.52	1.87	(0.17)	0.63	(0.14)

Net asset value, end of year	$16.56	$12.38	$10.15	$10.27	$9.47	$14.27	$10.75	$8.88	$9.05	$8.42

Total Investment Return[3]
Based on net asset value	33.76%	21.97%	(1.17)%[4]	8.45%[5]	(0.94)%[6]	32.74%	21.06%	(1.88)%[7]	7.48%[8]	(1.64)%[9]

Ratios to Average Net Assets
Total expenses	1.55%	1.55%	1.59%	1.58%	1.76%	2.70%	2.59%	2.43%	2.48%	2.73%

Total expenses excluding recoupment of past waived fees	1.55%	1.55%	1.56%	1.55%	1.72%	2.70%	2.59%	2.42%	2.47%	2.64%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.39%	1.58%	1.58%	1.59%	2.16%	2.16%	2.39%	2.38%	2.34%

Net investment income (loss)	0.03%	(0.06)%	(0.79)%	(0.51)%	(0.85)%	(0.66)%	(0.88)%	(1.58)%	(1.36)%	(1.57)%

Supplemental Data
Net assets, end of year (000)	$282,726	$237,748	$232,924	$180,501	$181,159	$4,330	$5,123	$7,596	$8,209	$11,978

Portfolio turnover	160%	88%	131%	76%	53%	160%	88%	131%	76%	53%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.03%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.26)%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.01%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	33

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.75	$8.89	$9.05	$8.41	$8.56	$12.32	$10.13	$10.25	$9.46	$9.56

Net investment loss[1]	(0.09)	(0.08)	(0.16)	(0.11)	(0.11)	(0.04)	(0.03)	(0.10)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	3.62	1.94	(0.00)[2]	0.75	(0.04)	4.16	2.22	(0.02)	0.83	(0.03)

Net increase (decrease) from investment operations	3.53	1.86	(0.16)	0.64	(0.15)	4.12	2.19	(0.12)	0.79	(0.10)

Net asset value, end of year	$14.28	$10.75	$8.89	$9.05	$8.41	$16.44	$12.32	$10.13	$10.25	$9.46

Total Investment Return[3]
Based on net asset value	32.84%	20.92%	(1.77)%[4]	7.61%[5]	(1.75)%[6]	33.44%	21.62%	(1.17)%[7]	8.35%[8]	(1.05)%[9]

Ratios to Average Net Assets
Total expenses	2.23%	2.31%	2.34%	2.33%	2.46%	1.74%	1.84%	1.91%	1.97%	2.04%

Total expenses excluding recoupment of past waived fees	2.23%	2.31%	2.31%	2.30%	2.44%	1.74%	1.84%	1.91%	1.97%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.16%	2.33%	2.33%	2.34%	1.65%	1.65%	1.65%	1.65%	1.63%

Net investment loss	(0.75)%	(0.81)%	(1.54)%	(1.26)%	(1.59)%	(0.26)%	(0.28)%	(0.84)%	(0.44)%	(0.89)%

Supplemental Data
Net assets, end of year (000)	$23,959	$18,774	$16,615	$12,578	$12,418	$9,352	$6,663	$5,227	$4,138	$2,323

Portfolio turnover	160%	88%	131%	76%	53%	160%	88%	131%	76%	53%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.13%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.37)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.93%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$26.67	$20.09	$20.42	$18.66	$20.33	$25.01	$18.93	$19.29	$17.67	$19.30

Net investment income (loss)[1]	0.01	0.04	(0.13)	(0.12)	(0.07)	(0.06)	(0.04)	(0.18)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	5.90	7.14	(0.20)[2]	1.88 [2]	(1.60)[2]	5.49	6.72	(0.18)[2]	1.78 [2]	(1.53)[2]

Net increase (decrease) from investment operations	5.91	7.18	(0.33)	1.76	(1.67)	5.43	6.68	(0.36)	1.62	(1.63)

Dividends and distributions from:
Net investment income[3]	(0.07)	—	—	—	—	—	—	—	—	—
Net realized gain[3]	(2.65)	(0.60)	—	—	—	(2.63)	(0.60)	—	—	—

Total dividends and distributions	(2.72)	(0.60)	—	—	—	(2.63)	(0.60)	—	—	—

Net asset value, end of year	$29.86	$26.67	$20.09	$20.42	$18.66	$27.81	$25.01	$18.93	$19.29	$17.67

Total Investment Return[4]
Based on net asset value	25.36%	36.16%	(1.62)%[5,6]	9.43%[6]	(8.22)%[6,7]	24.96%	35.72%	(1.87)%[5,6]	9.17%[6]	(8.45)%[6,8]

Ratios to Average Net Assets
Total expenses	0.82%	0.82%	0.80%	0.83%	0.88%	1.12%	1.20%	1.07%	1.10%	1.15%

Total expenses excluding recoupment of past waived fees	0.82%	0.82%	0.80%	0.83%	0.88%	1.12%	1.20%	1.07%	1.10%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.82%	0.82%	0.80%	0.83%	0.88%	1.12%	1.17%	1.07%	1.10%	1.11%

Net investment income (loss)	0.06%	0.15%	(0.55)%	(0.59)%	(0.48)%	(0.25)%	(0.15)%	(0.81)%	(0.86)%	(0.70)%

Supplemental Data
Net assets, end of year (000)	$862,261	$979,582	$931,857	$806,461	$855,375	$24,792	$29,281	$23,683	$47,917	$43,932

Portfolio turnover	175%	147%	141%	128%	82%	175%	147%	141%	128%	82%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.26)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.50)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	35

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$24.17	$18.31	$18.69	$17.14	$18.76	$20.50	$15.75	$16.20	$15.00	$16.56

Net investment loss[1]	(0.06)	(0.04)	(0.21)	(0.18)	(0.13)	(0.21)	(0.21)	(0.32)	(0.30)	(0.21)
Net realized and unrealized gain (loss)	5.27	6.50	(0.17)[2]	1.73 [2]	(1.49)[2]	4.41	5.56	(0.13)[2]	1.50 [2]	(1.35)[2]

Net increase (decrease) from investment operations	5.21	6.46	(0.38)	1.55	(1.62)	4.20	5.35	(0.45)	1.20	(1.56)

Distributions from net realized gain[3]	(2.63)	(0.60)	—	—	—	(2.36)	(0.60)	—	—	—

Net asset value, end of year	$26.75	$24.17	$18.31	$18.69	$17.14	$22.34	$20.50	$15.75	$16.20	$15.00

Total Investment Return[4]
Based on net asset value	24.91%	35.73%	(2.03)%[5,6]	9.04%[6]	(8.64)%[6,7]	23.92%	34.46%	(2.78)%[5,6]	8.00%[6]	(9.42)%[6,8]

Ratios to Average Net Assets
Total expenses	1.14%	1.17%	1.18%	1.22%	1.33%	1.98%	2.07%	1.96%	2.19%	2.30%

Total expenses excluding recoupment of past waived fees	1.14%	1.17%	1.18%	1.22%	1.33%	1.98%	2.07%	1.96%	2.07%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.14%	1.17%	1.18%	1.22%	1.33%	1.98%	2.07%	1.96%	2.19%	2.20%

Net investment loss	(0.25)%	(0.18)%	(0.94)%	(0.98)%	(0.92)%	(1.08)%	(1.12)%	(1.72)%	(1.94)%	(1.72)%

Supplemental Data
Net assets, end of year (000)	$332,978	$352,073	$235,400	$269,080	$240,361	$1,265	$1,506	$1,687	$2,369	$3,327

Portfolio turnover	175%	147%	141%	128%	82%	175%	147%	141%	128%	82%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.69)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.48)%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$20.50	$15.73	$16.19	$14.99	$16.56

Net investment loss[1]	(0.21)	(0.19)	(0.35)	(0.30)	(0.22)
Net realized and unrealized gain (loss)	4.38	5.56	(0.11)[2]	1.50 [2]	(1.35)[2]

Net increase (decrease) from investment operations	4.17	5.37	(0.46)	1.20	(1.57)

Distributions from net realized gain[3]	(2.44)	(0.60)	—	—	—

Net asset value, end of year	$22.23	$20.50	$15.73	$16.19	$14.99

Total Investment Return[4]
Based on net asset value	23.91%	34.63%	(2.84)%[5,6]	8.01%[6]	(9.48)%[6,7]

Ratios to Average Net Assets
Total expenses	1.95%	1.99%	2.08%	2.19%	2.31%

Total expenses excluding recoupment of past waived fees	1.95%	1.99%	2.05%	2.13%	2.29%

Total expenses after fees waived, reimbursed and paid indirectly	1.95%	1.99%	2.07%	2.16%	2.22%

Net investment loss	(1.06)%	(0.99)%	(1.83)%	(1.92)%	(1.81)%

Supplemental Data
Net assets, end of year (000)	$33,193	$28,787	$23,947	$33,219	$25,915

Portfolio turnover	175%	147%	141%	128%	82%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.54)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	37

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Flexible Equity Fund (“Flexible Equity”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as diversified. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the accounts of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Flexible Equity, and primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Flexible Equity may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the

38	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity, as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions.

Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statement of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions

BLACKROCK FUNDS	SEPTEMBER 30, 2013	39

Notes to Financial Statements (continued)

that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations.

The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: Flexible Equity may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Flexible Equity a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Flexible Equity to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Flexible Equity the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Flexible Equity as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Flexible Equity must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Flexible Equity since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds has a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned

40	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Flexible Equity and Small Cap Growth Equity purchase and/or sell financial futures contracts and options on financial future contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, Flexible Equity and Small Cap Growth Equity are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and

Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Flexible Equity and Small Cap Growth Equity agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Flexible Equity and Small Cap Growth Equity as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, Flexible Equity and Small Cap Growth Equity record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Flexible Equity enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by Flexible Equity, help to manage the overall exposure to the currencies in which some of the investments held by Flexible Equity are denominated. The contract is marked-to-market daily and the change in market value is recorded by Flexible Equity as an unrealized gain or loss. When the contract is closed, Flexible Equity records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the

BLACKROCK FUNDS	SEPTEMBER 30, 2013	41

Notes to Financial Statements (continued)

option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2013
Derivative Assets
		Flexible Equity	Small Cap Growth Equity
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$174,371	—
Equity contracts	Investments at value — unaffiliated[1]; Net unrealized appreciation/depreciation[2]	1,009,266	$162,692

Total		$1,183,637	$162,692

Derivative Liabilities
		Flexible Equity
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$2,494,504
Equity contracts	Options written at value; Unrealized depreciation on swaps; Net unrealized appreciation/depreciation[2]	1,005,904

Total		$3,500,408

[1]	Includes options purchased at value as reported in the Schedule of Investments.

[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2013
Net Realized Gain (Loss) From
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Foreign currency exchange contracts:
Foreign currency transactions	$4,633,981	$(10,118)	—
Equity contracts:
Financial futures contracts	(6,241,370)	—	$3,751,765
Swaps	859,214	—	—
Options[3]	(365,293)	42,265	(1,770,563)

Total	$(1,113,468)	$32,147	$1,981,202

42	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation/Depreciation on
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Foreign currency exchange contracts:
Foreign currency translations	$(1,692,756)	—	—
Equity contracts:
Financial futures contracts	(689,044)	—	$162,692
Swaps	(661,615)	—	—
Options[3]	(2,798,577)	$57,385	477,733

Total	$(5,841,992)	$57,385	$640,425

[3]	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/ depreciation on investments — unaffiliated.

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Flexible Equity	Small Cap Growth Equity
Financial futures contracts:
Average number of contracts purchased	—	83
Average notional value of contracts purchased	—	$8,740,318
Average number of contracts sold	319	—
Average notional value of contracts sold	$27,836,860	—
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	11	—
Average number of contracts - US dollars sold	3	—
Average US dollar amounts purchased	$95,374,708	—
Average US dollar amounts sold	$11,672,838	—
Options:
Average number of option contracts purchased	3,887	453
Average number of option contracts written	2,501	—
Average notional value of option contracts purchased	$22,470,210	$39,593,750
Average notional value of option contracts written	$11,264,375	—
Total return swaps:
Average number of contracts	1	—
Average notional value	$4,623,862	—

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to

BLACKROCK FUNDS	SEPTEMBER 30, 2013	43

Notes to Financial Statements (continued)

exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2013, the amounts waived were as follows:

Flexible Equity	$28,486
Mid-Cap Growth Equity	$1,354
Small Cap Growth Equity	$15,634

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on Flexible Equity’s net assets which include the assets of the Subsidiary.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC

(“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Service	$1,202	$4,932	$67,763
Investor A	1,337,219	619,039	869,211
Investor B	140,492	45,592	13,225
Investor C	1,062,292	199,999	291,329
Class R	6,106	36,811	—

Total	$2,547,311	$906,373	$1,241,528

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2013, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Flexible Equity	$6,787
Mid-Cap Growth Equity	$6,978
Small Cap Growth Equity	$190,948

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

44	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$3,141	$1,819	$4,892
Service	274	647	1,900
Investor A	96,293	136,499	6,898
Investor B	8,656	6,022	137
Investor C	6,183	—	1,553
Class R	112	412	—

Total	$114,659	$145,399	$15,380

For the year ended September 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$181,335	$25,077	$1,608,830
Service	2,513	5,739	58,254
Investor A	1,210,246	808,998	801,085
Investor B	67,645	33,222	4,216
Investor C	255,223	52,032	85,215
Class R	3,976	19,692	—

Total	$1,720,938	$944,760	$2,557,600

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration-class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended September 30, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Administration Fees
Flexible Equity	$559,591
Mid-Cap Growth Equity	$226,724
Small Cap Growth Equity	$932,920

For the year ended September 30, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$22,317	$4,525	$191,959
Service	121	494	6,768
Investor A	130,174	62,075	86,810
Investor B	3,566	1,144	331
Investor C	26,539	5,009	7,274
Class R	305	1,843	—

Total	$183,022	$75,090	$293,142

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]	Contractual[2]	Contractual[2]	Voluntary[3]
Institutional	0.97%	1.11%	1.02%	—
Service	1.29%	1.58%	1.29%	1.18%
Investor A	1.29%	1.39%	1.50%	—
Investor B	2.06%	2.16%	2.28%	—
Investor C	2.06%	2.16%	2.28%	—
Class R	1.65%[4]	1.65%	1.72%[5]	—

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014, except for Class R Shares which is prior to February 1, 2023, unless approved by the Board, including a majority of the independent Trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent Trustees.

[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[4]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[5]	There were no shares outstanding as of September 30, 2013.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2013, the Manager waived $4,185 of investment advisory fees for Flexible Equity, which is included in fees waived by Manager. Class specific expense waivers or reimbursements are as follows:

BLACKROCK FUNDS	SEPTEMBER 30, 2013	45

Notes to Financial Statements (continued)

Administration Fees Waived
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$22,317	$2,211	$12,155
Service	87	118	631
Investor A	130,173	62,074	—
Investor B	3,434	1,144	—
Investor C	26,540	4,552	—
Class R	302	1,498	—

Total	$182,853	$71,597	$12,786

Transfer Agent Fees Waived
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$3,141	$314	$423
Service	274	647	428
Investor A	96,293	136,499	—
Investor B	8,657	6,022	—
Investor C	6,183	—	—
Class R	111	184	—

Total	$114,659	$143,666	$851

Transfer Agent Fees Reimbursed
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$135,750	$103	$2,618
Service	1,815	936	67
Investor A	499,967	189,255	—
Investor B	38,654	17,305	—
Investor C	108,524	9,574	—
Class R	1,120	4,736	—

Total	$785,830	$221,909	$2,685

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2013, the Manager recouped the following Fund level and class specific waivers previously recorded by the Funds:

	Flexible Equity	Mid-Cap Growth Equity
Institutional	—	$2,663
Service	$103	3,049
Investor B	892	—
Investor C	—	252

Total	$995	$5,964

On September 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015
Flexible Equity
Fund Level	$3,058	$4,185
Institutional	$286,798	$161,208
Service	$7,949	$2,177
Investor A	$668,091	$726,434
Investor B	$57,761	$50,744
Investor C	$140,462	$141,245
R Shares	$1,419	$1,533
Mid Cap Growth Equity
Institutional	$6,116	$2,628
Service	$7,446	$1,701
Investor A	$397,817	$387,828
Investor B	$28,651	$24,471
Investor C	$28,468	$14,126
R Shares	$11,748	$6,418
Small Cap Growth Equity
Institutional	—	$15,195

The following class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2013:

Flexible Equity
Institutional	$265,774
Service	$1,926
Investor A	$608,860
Investor B	$25,904
Investor C	$157,034
R Shares	$699
Mid-Cap Growth Equity
Investor A	$30,167
Investor B	$3,414
Investor C	$866
R Shares	$10,485

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$11,063
Mid-Cap Growth Equity	$11,205
Small Cap Growth Equity	$16,517

For the year ended September 30, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Flexible Equity	$1,458	$6,019	$2,241
Mid-Cap Growth Equity	$211	$2,977	$1,802
Small Cap Growth Equity	$659	$443	$1,617

46	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2013, BIM received $496,771 in securities lending agent fees related to securities lending activities for the Funds.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2013, Small Cap Growth Equity’s purchase and sales transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $5,851,357 and $554,792, respectively.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2013, were as follows:

	Purchases	Sales
Flexible Equity	$841,098,871	$1,140,632,245
Mid-Cap Growth Equity	$479,528,586	$508,532,602
Small Cap Growth Equity	$2,336,130,262	$2,776,502,689

Transactions in options written for the year ended September 30, 2013, were as follows:

Flexible Equity
	Calls
	Contracts	Premiums Received
Outstanding options, beginning of year	4,620	$595,443
Options written	49,713	5,689,366
Options exercised	(5,343)	(822,420)
Options expired	(11,011)	(1,157,794)
Options closed	(36,830)	(4,225,359)

Flexible Equity
	Calls
	Contracts	Premiums Received
Outstanding options, end of year	1,149	$79,236

Mid-Cap Growth Equity
	Calls
	Contracts	Premiums Received
Outstanding options, beginning of year	325	$42,265
Options expired	(325)	(42,265)

Outstanding options, end of year	—	—

Small Cap Growth Equity
	Calls
	Contracts	Premiums Received
Outstanding options, beginning of year	2,598	$349,137
Options expired	(2,598)	(349,137)

Outstanding options, end of year	—	—

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to foreign currency transactions, the accounting for swap agreements, a net operating loss and income recognized from pass-through entities were reclassified to the following accounts:

	Flexible Equity	Mid-Cap Growth Equity
Paid-in capital	—	$(680)
Undistributed (accumulated) net investment income (loss)	$5,187,067	$391,307
Accumulated net realized gain (loss)	$(5,187,067)	$(390,627)

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	Flexible Equity	Small Cap Growth Equity
Ordinary income
9/30/13	$6,200,048	$63,484,106
9/30/12	5,400,098	—
Long-term capital gain
9/30/13	—	77,238,043
9/30/12	—	34,920,055
Total
9/30/13	$6,200,048	$140,722,149

9/30/12	$5,400,098	$34,920,055

BLACKROCK FUNDS	SEPTEMBER 30, 2013	47

Notes to Financial Statements (continued)

As of September 30, 2013, the tax components of accumulated net earnings were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Undistributed ordinary income	$6,779,774	$15,459,340	$123,931,964
Undistributed long-term capital gains	—	40,589,694	197,322,505
Capital loss carryforwards	(56,195,523)	—	—
Net unrealized gains[1]	108,501,851	67,416,146	161,017,735
Qualified late-year losses[2]	(352,681)	—	(2,567,063)
Total	$58,733,421	$123,465,180	$479,705,141

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the accounting for swap agreements and the investment in a wholly owned subsidiary.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2014.

As of September 30, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains through indicated expiration dates as follows:

Expires September 30,	Flexible Equity
2017	$52,410,001
2018	3,785,522
Total	$56,195,523

During the year ended September 30, 2013, the funds listed below utilized the following amounts of their respective capital loss carryforward:

Flexible Equity	$28,619,071
Mid-Cap Growth Equity	$3,533,810

As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Tax cost	$573,296,770	$308,735,094	$1,214,847,924

Gross unrealized appreciation	$116,740,907	$68,615,632	$206,160,967
Gross unrealized depreciation	(5,878,792)	(1,199,486)	(45,143,232)

Net unrealized appreciation	$110,862,115	$67,416,146	$161,017,735

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2013, Flexible Equity invested a significant portion of its assets in securities in the financials and information technology sectors. Mid-Cap Growth Equity invested a significant portion of its assets in securities in the consumer discretionary and information technology sectors. Small Cap Growth Equity invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting these sectors would have a greater impact on the respective Funds and could affect the value, income and/or liquidity of positions in such securities.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
Flexible Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,480,403	$19,061,403	3,731,617	$43,003,310
Shares issued in reinvestment of dividends	78,980	961,390	137,628	1,496,015
Shares redeemed	(8,399,300)	(107,020,444)	(12,425,386)	(143,027,218)

Net decrease	(6,839,917)	$(86,997,651)	(8,556,141)	$(98,527,893)

Service
Shares sold	4,658	$59,314	25,128	$283,156
Shares issued in reinvestment of dividends	344	4,137	670	7,167
Shares redeemed	(29,279)	(361,847)	(77,438)	(902,601)

Net decrease	(24,277)	$(298,396)	(51,640)	$(612,278)

Investor A
Shares sold and automatic conversion of shares	2,981,374	$37,203,485	5,688,063	$64,366,809
Shares issued in reinvestment of dividends	392,256	4,639,298	341,640	3,604,318
Shares redeemed	(16,386,872)	(202,891,873)	(17,231,026)	(195,319,007)

Net decrease	(13,013,242)	$(161,049,090)	(11,201,323)	$(127,347,880)

Investor B
Shares sold	9,549	$106,426	11,389	$116,032
Shares issued in reinvestment of dividends	964	10,535	—	—
Shares redeemed and automatic conversion of shares	(633,285)	(7,157,447)	(1,472,614)	(15,063,208)

Net decrease	(622,772)	$(7,040,486)	(1,461,225)	$(14,947,176)

Investor C
Shares sold	441,994	$5,001,546	589,178	$6,007,610
Shares issued in reinvestment of dividends	16,337	175,633	—	—
Shares redeemed	(2,573,973)	(28,939,114)	(3,183,829)	(32,459,585)

Net decrease	(2,115,642)	$(23,761,935)	(2,594,651)	$(26,451,975)

Class R
Shares sold	14,316	$204,012	32,938	$379,797
Shares issued in reinvestment of dividends	19,595	238,521	207	2,690
Shares redeemed	(65,492)	(864,273)	(22,155)	(264,698)

Net increase (decrease)	(31,581)	$(421,740)	10,990	$117,789

Total Net Decrease	(22,647,431)	$(279,569,298)	(23,853,990)	$(267,769,413)

Mid-Cap Growth Equity
Institutional
Shares sold	177,733	$2,878,224	327,408	$4,337,692
Shares redeemed	(362,839)	(5,180,039)	(706,323)	(9,219,532)

Net decrease	(185,106)	$(2,301,815)	(378,915)	$(4,881,840)

BLACKROCK FUNDS	SEPTEMBER 30, 2013	49

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	13,860	$183,892	99,437	$1,219,125
Shares redeemed	(38,893)	(564,426)	(21,433)	(270,418)

Net increase (decrease)	(25,033)	$(380,534)	78,004	$948,707

Investor A
Shares sold and automatic conversion of shares	1,038,890	$14,803,094	1,630,591	$19,744,816
Shares redeemed	(3,177,171)	(43,484,976)	(5,369,160)	(63,675,315)

Net decrease	(2,138,281)	$(28,681,882)	(3,738,569)	$(43,930,499)

Investor B
Shares sold	8,359	$106,415	6,933	$73,402
Shares redeemed and automatic conversion of shares	(181,592)	(2,167,718)	(385,746)	(4,009,480)

Net decrease	(173,233)	$(2,061,303)	(378,813)	$(3,936,078)

Investor C
Shares sold	279,854	$3,492,185	260,985	$2,700,519
Shares redeemed	(347,917)	(4,134,057)	(384,665)	(4,022,564)

Net decrease	(68,063)	$(641,872)	(123,680)	$(1,322,045)

Class R
Shares sold	200,992	$2,814,955	231,657	$2,894,192
Shares redeemed	(173,049)	(2,322,442)	(206,773)	(2,431,050)

Net increase	27,943	$492,513	24,884	$463,142

Total Net Decrease	(2,561,773)	$(33,574,893)	(4,517,089)	$(52,658,613)

Small Cap Growth Equity
Institutional
Shares sold	10,643,445	$269,637,687	10,380,832	$255,861,999
Shares issued in reinvestment of dividends and distributions	4,121,612	93,766,649	1,043,023	24,469,310
Shares redeemed	(22,615,252)	(594,896,244)	(21,082,184)	(515,675,445)

Net decrease	(7,850,195)	$(231,491,908)	(9,658,329)	$(235,344,136)

Service
Shares sold	245,960	$5,973,963	429,327	$9,882,370
Shares issued in reinvestment of distributions	138,883	2,949,869	28,033	618,413
Shares redeemed	(664,355)	(16,295,845)	(537,530)	(12,325,813)

Net decrease	(279,512)	$(7,372,013)	(80,170)	$(1,825,030)

Investor A
Shares sold and automatic conversion of shares	3,182,798	$74,853,134	8,081,405	$177,169,628
Shares issued in reinvestment of distributions	1,800,128	36,794,609	338,833	7,223,937
Shares redeemed	(7,105,594)	(170,531,397)	(6,705,533)	(149,679,475)

Net increase (decrease)	(2,122,668)	$(58,883,654)	1,714,705	$34,714,090

50	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	5,873	$119,158	4,595	$85,311
Shares issued in reinvestment of distributions	9,190	157,884	3,114	56,765
Shares redeemed and automatic conversion of shares	(31,902)	(630,671)	(41,356)	(784,360)

Net decrease	(16,839)	$(353,629)	(33,647)	$(642,284)

Investor C
Shares sold	426,789	$8,393,879	269,675	$5,203,324
Shares issued in reinvestment of distributions	185,401	3,168,491	45,987	837,427
Shares redeemed	(523,586)	(10,224,135)	(433,308)	(8,188,106)

Net increase (decrease)	88,604	$1,338,235	(117,646)	$(2,147,355)

Total Net Decrease	(10,180,610)	$(296,762,969)	(8,175,087)	$(205,244,715)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Flexible Equity Fund and BlackRock Small Cap Growth Equity Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of the BlackRock Flexible Equity Fund and Subsidiary (collectively with BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio, the “Funds”), each a series of BlackRock Funds, as of September 30, 2013, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. In our opinion, the financial statements and financial highlights referred to above also present fairly, in all material respects, the consolidated financial position of BlackRock Flexible Equity Fund and Subsidiary as of September 30, 2013, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for the two years then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2013:

	Payable Date	Flexible Equity	Small Cap Growth Equity
Qualified Dividend Income for Individuals [1]	12/07/12	—	24.81%
	12/13/12	100.00%	—
	1/03/13	100.00%	—
Dividends Qualifying for the Dividends Received Deduction for Corporations [1]	12/07/12	—	13.09%
	12/13/12	80.66%	—
	12/13/12	80.66%	—
Qualified Short-Term Capital Gains for non-U.S. Residents[2]	12/07/12	—	96.06%

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BlackRock Small Cap Growth Equity Portfolio distributed long-term capital gains of $1.475047 per share to shareholders of record on December 5, 2012.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Flexible Equity Fund (“Flexible Equity Fund”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity Portfolio,” and together with Mid-Cap Growth Equity Portfolio and Flexible Equity Fund, the “Funds” and each individually, a “Fund”), each a series of the Trust.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered, with respect to each Fund, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the

Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, in the case of Flexible Equity Portfolio, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	53

Disclosure of Investment Advisory Agreement (continued)

existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust with respect to each Fund for a one-year term ending June 30, 2014. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to Flexible Equity Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that Mid-Cap Growth Equity Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock

54	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement (continued)

reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the six-month period in the middle of 2010 detracted from performance. A couple of factors affected performance in 2010, the most significant being poor stock selection within the consumer discretionary sector. Additionally, the Fund had significant underperformance during the fourth quarter of 2012 due to an overweight in the healthcare sector.

The Board noted that Flexible Equity Fund ranked in the fourth, third and third quartiles against its Customized Lipper Peer Group for each of the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Customized Lipper Peer Group. The Board was informed that, among other things, underperformance in the third quarters of 2010 and 2011 had a significant negative impact on performance during these periods. During these quarters, in which stock prices experienced significant positive moves due to investor reaction to macro data and global events, the Fund’s focus on company fundamentals was not rewarded, as the overall portfolio positioning, particularly in the financials and energy sectors, and underexposure to dividend yield, negatively impacted relative returns. The Board noted that effective July 31, 2012, the Fund had undergone a change in its investment strategy and in that connection had changed its name from BlackRock Mid-Cap Value Equity Portfolio.

The Board noted that Small Cap Growth Equity Portfolio ranked in the third, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the six-month period in the middle of 2010 detracted from performance, which affected the three- and five-year periods. A number of factors affected performance in 2010, the most significant being poor stock selection within the consumer discretionary sector. Additionally, the Fund had significant underperformance during the fourth quarter of 2012 due to an overweight in the healthcare sector.

The Board and BlackRock discussed BlackRock’s strategy for improving each Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance. Given Mid-Cap Growth Equity Portfolio and Small Cap Growth Equity Portfolio Fund’s poor historical performance, BlackRock and the Board previously had concurred in changing the portfolio management team of Mid-Cap Growth Equity Portfolio and Small Cap Growth Equity Portfolio. Both BlackRock and the Board are hopeful that these changes in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the performance of each of the Funds.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	55

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that Small Cap Growth Equity Portfolio’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s total net operating expense ratio, which ranked in the third quartile, was reasonable relative to the median total net operating expense ratio paid by the Fund’s Expense Peers.

The Board noted that Flexible Equity Fund’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund’s total net operating expense ratio ranked in the third quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board also noted that with respect to each of Mid-Cap Growth Equity Portfolio and Flexible Equity Fund, BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board further noted that with respect to Small Cap Growth Equity Portfolio, BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust, with respect to each Fund, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 109 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 109 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 109 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 109 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 109 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennet Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 109 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 109 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 109 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 109 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 109 Portfolios	None

BLACKROCK FUNDS	SEPTEMBER 30, 2013	57

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 109 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 109 Portfolios	None

[1]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]     Mr.  Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	SEPTEMBER 30, 2013	59

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	61

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Eq-Midcap-9/13-AR

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Global Opportunities Portfolio

„   BlackRock Health Sciences Opportunities Portfolio

„   BlackRock International Opportunities Portfolio

„   BlackRock Science & Technology Opportunities Portfolio

„   BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

•

The Fund benefited from good stock selection across all ten sectors of the benchmark index, with the largest contributions to relative returns coming from industrials and information technology (“IT”). In the industrials sector, the Fund’s holdings in the trading companies & distributors and the construction & farm machinery & heavy trucks segments added to performance. Within IT, stock selection in the internet software & services industry had a positive impact on results. From a geographic perspective, the Fund benefited from stock selection in the United States, Japan and Spain.

•

There were no material detractors from performance during the period as the Fund outperformed in all sectors of the benchmark index. Only a small position in cash caused a slight drag on returns relative to the benchmark index, which does not have a cash component.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased exposure to the consumer discretionary, industrials, IT and materials sectors. These purchases were funded by reducing exposure to the consumer staples, energy, and health care sectors. On a geographic basis, the Fund increased exposure to Europe, specifically France, and Japan while reducing exposure to the United States.

Describe portfolio positioning at period end.

•

Consistent with its positioning throughout the period, the Fund continued to favor developed market equities over emerging markets as of period end. Within developed markets, Fund management continued to maintain a positive view on the trajectory of US growth, but was also finding attractive opportunities in Europe and Japan given the improved growth dynamics in those economies relative to the beginning of the period. In emerging markets, Fund management maintained the view that these economies, broadly speaking, have substantially matured and are better equipped to handle potential crises as compared to 15 years ago. Consequently, Fund management continued to explore and identify opportunities in emerging markets, although with the inclination to select investments on a tactical basis given the structural challenges faced by many emerging market countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	3%
Apple, Inc.	2
Roche Holding AG	2
Roper Industries, Inc.	2
Anheuser-Busch InBev NV	1
Facebook, Inc., Class A	1
Oasis Petroleum, Inc.	1
Rowan Cos. PLC, Class A	1
Daimler AG, Registered Shares	1
Schneider Electric SA	1

Geographic Allocation	Percent of Long-Term Investments

United States	44%
United Kingdom	11
Japan	10
France	8
Switzerland	4
Spain	3
China	3
Sweden	2
Netherlands	2
Belgium	2
Other[1]	11

[1]

Other includes a 1% or less investment in each of the following countries: Germany, Ireland, Italy, Hong Kong, Indonesia, Brazil, Russia, Mexico, Thailand, Australia, British Virgin Islands, Nigeria and South Korea.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.84%	22.40%	N/A	6.93%	N/A	5.23%	N/A
Investor A	8.82	22.14	15.74%	6.64	5.50%	4.94	4.21%
Investor B	8.25	20.95	16.45	5.81	5.49	4.14	4.14
Investor C	8.29	21.07	20.07	5.82	5.82	4.15	4.15
Class R	8.59	21.71	N/A	6.25	N/A	4.56	N/A
MSCI All Country World Index (ACWI)	7.45	17.73	N/A	7.71	N/A	4.39	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,088.40	$5.55	$1,000.00	$1,019.75	$5.37	1.06%
Investor A	$1,000.00	$1,088.20	$6.96	$1,000.00	$1,018.40	$6.73	1.33%
Investor B	$1,000.00	$1,082.50	$11.38	$1,000.00	$1,014.14	$11.01	2.18%
Investor C	$1,000.00	$1,082.90	$11.17	$1,000.00	$1,014.34	$10.81	2.14%
Class R	$1,000.00	$1,085.90	$8.99	$1,000.00	$1,016.44	$8.69	1.72%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	5

Fund Summary as of September 30, 2013	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, the Fund outperformed its benchmark, the Russell 3000® Health Care Index, and the broadmarket S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Health Care Index.

What factors influenced performance?

•

The Fund outperformed the benchmark index due to an overweight allocation and good stock selection in biotechnology. Several holdings generated particularly strong returns driven primarily by clinical developments such as favorable drug trial results, regulatory approvals and the swift adoption of new products in the market place. The Fund also benefited from stock selection within health care equipment & supplies and pharmaceuticals.

•

Given the overall strong performance of health care stocks during the period, there were few detractors from the Fund’s performance. However, an underweight to the managed health care segment hindered results relative to the benchmark index as these stocks continued to perform well despite uncertainty relating to Health Care Reform legislation.

Describe recent portfolio activity.

•

During the 12-month period, the Fund did not make significant changes in its overall positioning. However, the Fund did marginally increase exposure to biotechnology and pharmaceutical stocks, and slightly decreased exposure to health care equipment & supplies and health care providers & services. These changes were the result of investment decisions at the individual security level rather than the Fund expressing a view on any particular industry or business segment.

Describe portfolio positioning at period end.

•

As of period end, the Fund continued to maintain a focus on innovative companies that seek to satisfy an unmet health care need or enhance current products or services. As a result, the Fund continued to be most heavily weighted toward the biotechnology and pharmaceuticals industries. While policy uncertainty has diminished with the expected implementation of Health Care Reform, changes are still taking place due to austerity measures unfolding globally. As such, the Fund remained underweight in companies that would be at risk if government reimbursements were reduced.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Celgene Corp.	6%
Johnson & Johnson	5
Amgen, Inc.	4
Bristol-Myers Squibb Co.	4
Novartis AG, Registered Shares	4
Pfizer, Inc.	3
Gilead Sciences, Inc.	3
AbbVie, Inc.	3
Roche Holding AG	3
Stryker Corp.	2

Industry Allocation	Percent of Long-Term Investments

Pharmaceuticals	35%
Biotechnology	33
Health Care Equipment & Supplies	15
Health Care Providers & Services	11
Life Sciences Tools & Services	4
Diversified Consumer Services	1
Health Care Technology	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

An unmanaged total return index representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	13.70%	34.07%	N/A	14.80%	N/A	13.95%	N/A
Service	13.54	33.68	N/A	14.44	N/A	13.63	N/A
Investor A	13.55	33.73	26.72%	14.45	13.22%	13.60	12.99%
Investor B	13.08	32.63	28.13	13.54	13.30	12.90	12.90
Investor C	13.13	32.71	31.71	13.62	13.62	12.79	12.79
Class R	13.34	33.21	N/A	13.95	N/A	13.08	N/A
S&P 500® Index	8.31	19.34	N/A	10.02	N/A	7.57	N/A
Russell 3000® Health Care Index	12.33	29.33	N/A	13.85	N/A	8.57	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,137.00	$4.98	$1,000.00	$1,020.41	$4.71	0.93%
Service	$1,000.00	$1,135.40	$6.53	$1,000.00	$1,018.95	$6.17	1.22%
Investor A	$1,000.00	$1,135.50	$6.37	$1,000.00	$1,019.10	$6.02	1.19%
Investor B	$1,000.00	$1,130.80	$10.63	$1,000.00	$1,015.09	$10.05	1.99%
Investor C	$1,000.00	$1,131.30	$10.37	$1,000.00	$1,015.34	$9.80	1.94%
Class R	$1,000.00	$1,133.40	$8.02	$1,000.00	$1,017.55	$7.59	1.50%

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	7

Fund Summary as of September 30, 2013	BlackRock International Opportunities Portfolio

Investment Objective
BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) Ex-US.

What factors influenced performance?

•

The Fund benefited from good stock selection in eight of the ten sectors in the benchmark index, with the largest contributions to relative returns coming from financials, health care and information technology (“IT”). In financials, the Fund’s holdings in the asset management & custody banks and other diversified financial services segments added to performance. Stock selection within pharmaceuticals boosted results in the health care sector. Within IT, strong performance came from the Fund’s positions in the internet software & services industry. From a geographic perspective, the Fund benefited from an overweight allocation to Europe and stock selection in the Netherlands, Japan and Hong Kong.

•

The Fund’s small cash position caused a slight drag on returns relative to the benchmark index, which does not have a cash component. Stock selection within precious metals & minerals detracted from performance in the materials sector.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased exposure to the consumer discretionary, industrials and IT sectors. These purchases were funded by reducing exposure to the consumer staples, energy, and health care sectors. On a geographic basis, the Fund increased exposure to Europe, specifically France, Spain and the Netherlands. Elsewhere, the Fund increased exposure to Japan while reducing exposure to Asia ex-Japan and emerging markets.

Describe portfolio positioning at period end.

•

Consistent with its positioning throughout the period, the Fund continued to favor developed market equities over emerging markets as of period end. Within developed markets, Fund management continued to seek attractive opportunities in Europe and Japan given the improved growth dynamics in these economies relative to the beginning of the period. In emerging markets, Fund management maintained the view that these economies, broadly speaking, have substantially matured and are better equipped to handle potential crises as compared to 15 years ago. Consequently, Fund management continued to explore and identify opportunities in emerging markets, although with the inclination to select investments on a tactical basis given the structural challenges faced by many emerging market countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Novartis AG, Registered Shares	3%
Barclays PLC — ADR	2
Roche Holding AG	2
Softbank Corp.	2
BNP Paribas SA	2
Toyota Motor Corp.	2
Anheuser-Busch InBev NV	2
Crest Nicholson Holdings PLC	2
Daimler AG, Registered Shares	2
Sumitomo Mitsui Financial Group, Inc.	1

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	21%
France	15
Japan	13
Switzerland	9
Netherlands	5
Germany	4
Spain	4
Sweden	4
Ireland	3
China	3
Belgium	2
Italy	2
Hong Kong	2
Mexico	2
Other[1]	11

[1]

Other includes a 1% or less investment in each of the following countries: Austria, Russia, Indonesia, Brazil, Singapore, Norway, Taiwan, Thailand, United States, Australia, British Virgin Islands, Nigeria, Canada, Malaysia and South Korea.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.08%	19.50%	N/A	6.92%	N/A	11.60%	N/A
Service	6.87	18.93	N/A	6.48	N/A	11.21	N/A
Investor A	6.92	19.16	12.89%	6.63	5.49%	11.26	10.66%
Investor B	6.49	18.15	13.65	5.76	5.44	10.58	10.58
Investor C	6.53	18.25	17.25	5.80	5.80	10.42	10.42
MSCI All Country World Index (ACWI) Ex-US	6.66	16.48	N/A	6.26	N/A	8.77	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,070.80	$6.28	$1,000.00	$1,019.00	$6.12	1.21%
Service	$1,000.00	$1,068.70	$8.30	$1,000.00	$1,017.05	$8.09	1.60%
Investor A	$1,000.00	$1,069.20	$7.78	$1,000.00	$1,017.55	$7.59	1.50%
Investor B	$1,000.00	$1,064.90	$12.11	$1,000.00	$1,013.34	$11.81	2.34%
Investor C	$1,000.00	$1,065.30	$11.75	$1,000.00	$1,013.69	$11.46	2.27%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	9

Fund Summary as of September 30, 2013	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

•

Effective October 11, 2013, the benchmark against which the Fund measures its performance is changed from the NYSE Arca Tech 100 IndexSM to the MSCI World Information Technology Index. Fund management believes that this change in the benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund generated strong double-digit returns, but underperformed its benchmark, the NYSE Arca Tech 100 IndexSM.

What factors influenced performance?

•

The Fund underperformed the benchmark index due primarily to its underweight allocation to the health care sector, specifically in the biotechnology space, which was the strongest-performing component of the benchmark index during the period. This underweight resulted from a strategy decision to invest primarily in technology companies. From a geographic perspective, stock selection in the United States and Taiwan had a negative impact on performance.

•

Contributing positively to the Fund’s performance was stock selection within information technology (“IT”). In particular, the Fund’s holdings within internet software & services, systems software (software) and data processing & outsourced services (IT services) generated strong returns. Facebook, Inc. (internet software & services) was the largest individual contributor to the Fund’s return as the company continued to monetize its mobile ad platform. Another notable contributor was 21Vianet Group, Inc. (internet software & services), which is well-positioned to benefit from the continued growth of cloud computing in China. On a geographic basis, the Fund benefited from an overweight allocation to China and stock selection in Europe.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its weightings in software, internet and IT services. Given Fund management’s positive view on the long-term secular growth of several emerging technologies, including cloud-based computing, mobile networking, “big data” (i.e., mega-sized data sets), e-commerce and data processing, the Fund established new positions in companies that are exposed to these trends. These purchases were funded by reducing the Fund’s more cyclical positions in semiconductors and hardware.

Describe portfolio positioning at period end.

•

As of period end, the Fund was positioned with a bias toward secular growth and emerging technology. Fund management continued to seek opportunities in non-US markets, including emerging markets despite their significant underperformance versus the developed world thus far in 2013.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Google, Inc., Class A	5%
Facebook, Inc., Class A	5
Apple, Inc.	4
Salesforce.com, Inc.	4
21Vianet Group, Inc. — ADR	3
Alliance Data Systems Corp.	3
Amazon.com, Inc.	3
priceline.com, Inc.	3
SINA Corp.	3
ServiceNow, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Internet Software & Services	31%
Software	25
IT Services	15
Semiconductors & Semiconductor Equipment	11
Internet & Catalog Retail	9
Computers & Peripherals	5
Communications Equipment	1
Diversified Telecommunication Services	1
Machinery	1
Other[1]	1

[1]	Other includes less than 1% investment in each of the following industries: Media, Electronic Equipment, Instruments & Components and Oil, Gas & Consumable Fuels.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by US and non-US science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]

A price-weighted index comprised of common stocks and ADRs of technology-related companies listed on US exchanges. Modeled as a multi-industry technology index, the objective of the NYSE Arca Tech 100 IndexSM is to provide a benchmark for measuring the performance of companies using technology innovation across a broad spectrum of industries.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	20.77%	22.58%	N/A	11.98%	N/A	8.41%	N/A
Service	20.63	22.26	N/A	11.67	N/A	8.10	N/A
Investor A	20.56	22.08	15.64%	11.52	10.34%	8.00	7.41%
Investor B	20.05	21.16	16.66	10.59	10.32	7.28	7.28
Investor C	19.98	21.10	20.10	10.56	10.56	7.08	7.08
Class R	20.41	21.77	N/A	11.25	N/A	7.63	N/A
NYSE Arca Tech 100 IndexSM	11.09	23.89	N/A	16.16	N/A	10.66	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,207.70	$7.31	$1,000.00	$1,018.45	$6.68	1.32%
Service	$1,000.00	$1,206.30	$8.52	$1,000.00	$1,017.35	$7.79	1.54%
Investor A	$1,000.00	$1,205.60	$9.18	$1,000.00	$1,016.75	$8.39	1.66%
Investor B	$1,000.00	$1,200.50	$13.46	$1,000.00	$1,012.84	$12.31	2.44%
Investor C	$1,000.00	$1,199.80	$13.90	$1,000.00	$1,012.43	$12.71	2.52%
Class R	$1,000.00	$1,204.10	$10.44	$1,000.00	$1,015.59	$9.55	1.89%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	11

Fund Summary as of September 30, 2013	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund outperformed its benchmark, the Russell Midcap® Index.

What factors influenced performance?

•

The Fund’s outperformance relative to the benchmark was largely attributable to strong stock selection in the internet software & services, application software and data processing & outsourced services segments of the information technology (“IT”) sector. Generally speaking, the Fund’s investments benefited from the continued growth of cloud based computing, mobile networking, e-commerce and data processing. The Fund’s underweight allocations relative to the benchmark index in mortgage real estate investment trusts within financials and in the electric utilities segment of the utilities sector also benefited performance as rising interest rates during the period negatively impacted these industries.

•

Conversely, the Fund’s overweight allocation and stock selection in the apparel retail industry within consumer discretionary detracted from relative performance. Many of the Fund’s investments within this industry were impacted by weaker-than-expected store traffic over the summer and lackluster back-to-school sales. Additionally, the Fund’s small position in cash caused a slight drag on returns relative to the benchmark index, which does not have a cash component.

Describe recent portfolio activity.

•

During the period, the Fund reduced its allocations to utilities, health care and consumer discretionary. The proceeds were used to increase exposure to the industrials, IT and materials sectors. Within IT, the Fund reduced its positions in cyclical companies that are highly correlated with enterprise spending, while adding to companies with exposure to emerging technologies and disruptive innovation (new technologies that displace earlier technologies) as they tend to exhibit more secular than cyclical growth characteristics.

Describe portfolio positioning at period end.

•

At period end, the Fund’s holdings continued to reflect a preference for well-capitalized businesses with the ability to consistently grow and generate cash flow in excess of their cost of capital. These companies, more often than not, have re-invested in their businesses and restructured their organizations, placing them among the lowest cost producers in their respective industries with significant market share. The Fund’s overall positioning was consistent with the view that economies around the world continue to recover.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Acuity Brands, Inc.	2%
SBA Communications Corp., Class A	2
Alliance Data Systems Corp.	2
Oasis Petroleum, Inc.	1
Roper Industries, Inc.	1
Triumph Group, Inc.	1
Kennedy-Wilson Holdings, Inc.	1
Pioneer Natural Resources Co.	1
BankUnited, Inc.	1
Eastman Chemical Co.	1

Sector Allocation	Percent of Long-Term Investments
Financials	20%
Consumer Discretionary	18
Information Technology	16
Industrials	14
Health Care	9
Energy	8
Materials	7
Consumer Staples	4
Telecommunication Services	2
Utilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2013

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]

This market index measures the performance of the mid-cap segment of the US equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	13.02%	29.79%	N/A	11.24%	N/A	12.54%	N/A
Service	12.82	29.26	N/A	10.74	N/A	12.08	N/A
Investor A	12.78	29.19	22.41%	10.70	9.51%	12.02	11.42%
Investor B	12.35	28.19	23.69	9.85	9.57	11.35	11.35
Investor C	12.36	28.22	27.22	9.89	9.89	11.19	11.19
Russell Midcap® Index	10.07	27.91	N/A	12.97	N/A	10.78	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,130.20	$5.29	$1,000.00	$1,020.10	$5.01	0.99%
Service	$1,000.00	$1,128.20	$7.26	$1,000.00	$1,018.25	$6.88	1.36%
Investor A	$1,000.00	$1,127.80	$7.41	$1,000.00	$1,018.10	$7.03	1.39%
Investor B	$1,000.00	$1,123.50	$11.76	$1,000.00	$1,013.99	$11.16	2.21%
Investor C	$1,000.00	$1,123.60	$11.50	$1,000.00	$1,014.24	$10.91	2.16%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, the performance results of Service Shares of the BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”) are those of Investor A Shares restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 8, 2008, the performance results of Class R Shares of BlackRock Science & Technology

Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and Health Sciences Opportunities are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for Health Sciences Opportunities for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with Health Sciences Opportunities on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	15

Schedule of Investments September 30, 2013	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.6%
Treasury Wine Estates Ltd.	510,418	$2,107,574
Belgium — 1.5%
Anheuser-Busch InBev NV	51,118	5,070,791
Brazil — 1.0%
Vale SA — ADR	214,800	3,353,028
British Virgin Islands — 0.5%
Platform Acquisition Holdings Ltd. (a)	170,100	1,813,266
China — 2.7%
21Vianet Group, Inc. — ADR (a)	71,433	1,177,930
Anhui Conch Cement Co. Ltd., H Shares	538,000	1,730,453
Forgame Holdings Ltd. (a)	22,600	148,609
Melco Crown Entertainment Ltd. — ADR (a)	134,500	4,281,135
SINA Corp. (a)	21,500	1,745,155

		9,083,282
France — 8.3%
AXA SA	134,150	3,113,465
BNP Paribas SA	38,470	2,602,284
Kering	11,500	2,577,169
Rexel SA	84,200	2,142,219
Schneider Electric SA	51,600	4,366,272
Société Générale SA	54,500	2,715,149
Technip SA	35,890	4,213,572
Valeo SA	27,010	2,305,431
Vivendi SA	185,000	4,255,605

		28,291,166
Germany — 1.3%
Daimler AG, Registered Shares	57,300	4,467,682
Hong Kong — 1.2%
AIA Group Ltd.	560,500	2,637,472
Jardine Matheson Holdings Ltd.	24,400	1,339,560

		3,977,032
Indonesia — 1.1%
Global Mediacom Tbk PT	8,966,000	1,493,769
Matahari Department Store Tbk PT (a)	2,568,700	2,329,884

		3,823,653
Ireland — 1.3%
Eaton Corp. PLC	24,770	1,705,167
Green REIT PLC (a)	1,724,470	2,752,881

		4,458,048
Italy — 1.3%
Banca Generali SpA	107,230	2,425,310
Mediaset SpA	496,200	2,013,249

		4,438,559
Japan — 9.9%
ITOCHU Corp.	189,800	2,338,182

Common Stocks	Shares	Value
Japan (concluded)
Kenedix Realty Investment Corp.	345	$1,696,942
Nabtesco Corp.	118,200	2,888,820
Nitto Denko Corp.	38,700	2,523,773
Softbank Corp.	51,400	3,569,602
Sony Corp.	173,800	3,730,594
Sumitomo Mitsui Financial Group, Inc.	74,400	3,602,854
Tokio Marine Holdings, Inc.	91,500	2,999,831
Tokyo Tatemono Co. Ltd.	333,000	3,061,690
Tokyu Land Corp.	155,000	1,604,481
Toyota Motor Corp.	56,400	3,617,358
Yahoo! Japan Corp.	320,000	1,820,727

		33,454,854
Mexico — 0.9%
Fomento Economico Mexicano SAB de CV — ADR	32,210	3,127,269
Netherlands — 2.3%
Randstad Holding NV	60,073	3,388,213
Sensata Technologies Holding NV (a)	43,900	1,680,053
Yandex NV (a)	75,300	2,742,426

		7,810,692
Nigeria — 0.5%
Lekoil Ltd. (a)	2,174,000	1,500,190
Russia — 0.9%
Eurasia Drilling Co. Ltd. — GDR	79,690	3,179,631
South Korea — 0.2%
Samsung Heavy Industries Co. Ltd.	15,930	637,010
Spain — 2.9%
Cie Automotive SA	289,990	2,887,424
NH Hoteles SA (a)	821,406	4,242,500
Sacyr SA (a)	593,685	2,743,209

		9,873,133
Sweden — 2.4%
SKF AB	135,300	3,766,058
Svenska Cellulosa AB, B Shares	165,718	4,175,971

		7,942,029
Switzerland — 4.1%
Glencore Xstrata PLC	721,700	3,929,892
Novartis AG, Registered Shares	53,600	4,122,814
Roche Holding AG	22,200	5,991,189

		14,043,895
Thailand — 0.7%
PTT Global Chemical PCL	1,029,500	2,451,974
United Kingdom — 10.6%
APR Energy PLC	156,093	2,454,984
Aveva Group PLC	57,880	2,433,803

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts AUD Australian Dollar CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound GDR Global Depositary Receipts HKD Hong Kong Dollar IDR Indonesian Rupiah	JPY Japanese Yen KRW South Korean Won MXN Mexican Peso NOK Norwegian Krone REIT Real Estate Investment Trust SEK Swedish Krona SGD Singapore Dollar USD US Dollar ZAR South African Rand

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Barclays PLC	1,006,100	$4,299,769
Blinkx PLC (a)	1,269,200	3,099,427
Centrica PLC	432,400	2,587,891
Crest Nicholson Holdings PLC (a)	663,670	3,563,856
esure Group PLC	702,819	2,779,645
Foxtons Group PLC (a)	465,412	2,034,341
Lloyds Banking Group PLC (a)	1,431,100	1,703,950
Partnership Assurance Group PLC (a)	421,600	2,812,032
Perform Group PLC (a)	393,857	3,569,422
Vodafone Group PLC — ADR	62,320	2,192,418
William Hill PLC	367,100	2,393,603

		35,925,141
United States — 44.9%
3D Systems Corp. (a)(b)	32,000	1,727,680
AbbVie, Inc.	53,400	2,388,582
Adobe Systems, Inc. (a)	40,150	2,085,391
Amgen, Inc.	15,700	1,757,458
Apple, Inc.	14,160	6,750,780
Axiall Corp.	87,860	3,320,229
The Boeing Co.	15,100	1,774,250
Bristol-Myers Squibb Co.	65,790	3,044,761
Cabot Oil & Gas Corp.	87,180	3,253,558
CBS Corp., Class B	46,500	2,564,940
Celgene Corp. (a)	19,200	2,955,456
Citigroup, Inc.	85,168	4,131,500
Concho Resources, Inc. (a)(b)	25,400	2,763,774
Crown Holdings, Inc. (a)	45,500	1,923,740
CSX Corp.	133,510	3,436,547
Discovery Communications, Inc., Class A (a)	30,800	2,600,136
Eastman Chemical Co.	37,410	2,914,239
eBay, Inc. (a)	74,660	4,165,281
Facebook, Inc., Class A (a)	100,560	5,052,134
Flowserve Corp.	58,600	3,656,054
General Motors Co. (a)(b)	85,700	3,082,629
Genworth Financial, Inc., Class A (a)	260,300	3,329,237
Gilead Sciences, Inc. (a)	42,550	2,673,842
Google, Inc., Class A (a)	10,849	9,502,748
The Hain Celestial Group, Inc. (a)	40,356	3,112,255
Hertz Global Holdings, Inc. (a)	158,640	3,515,462
International Paper Co.	67,120	3,006,976
JPMorgan Chase & Co.	41,475	2,143,843
Kennedy-Wilson Holdings, Inc.	217,000	4,027,520
Las Vegas Sands Corp.	36,490	2,423,666
Liberty Global PLC, Class A (a)	19,830	1,573,512
Lowe’s Cos., Inc.	58,820	2,800,420
Merck & Co., Inc.	52,500	2,499,525
Mondelez International, Inc., Class A	105,200	3,305,384
National Oilwell Varco, Inc.	50,794	3,967,519
Oasis Petroleum, Inc. (a)	100,684	4,946,605
Ralph Lauren Corp.	14,700	2,421,531

Common Stocks	Shares	Value
United States (concluded)
Roper Industries, Inc.	42,040	$5,585,855
Rowan Cos. PLC, Class A (a)	127,349	4,676,255
ServiceNow, Inc. (a)(b)	61,600	3,200,120
United Rentals, Inc. (a)(b)	62,185	3,624,764
US Airways Group, Inc. (a)	71,100	1,348,056
Visa, Inc., Class A	18,550	3,544,905
Weyerhaeuser Co.	72,034	2,062,333
Whirlpool Corp.	17,300	2,533,412
WisdomTree Investments, Inc. (a)	276,340	3,208,307
Xilinx, Inc.	43,900	2,057,154

		152,440,325
Total Common Stocks — 101.1%		343,270,224

Rights
United Kingdom — 0.1%
Barclays PLC (Expires 10/04/13) (a)	251,525	328,811
Total Rights — 0.1%		328,811

Warrants (c)
British Virgin Islands — 0.0%
Platform Acquisition Holdings Ltd. (Issued/exercisable 5/10/13, 0.175 Sharefor 1 Warrant, Expires 7/31/20, Strike Price USD 11.50)	170,100	29,768
Total Warrants — 0.0%		29,768
Total Long-Term Investments (Cost — $287,478,509) — 101.2%		343,628,803

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	60,217	60,217

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (d)(e)(f)	$3,940	3,939,993
Total Short-Term Securities (Cost — $4,000,210) — 1.2%		4,000,210
Total Investments (Cost — $291,478,719) — 102.4%		347,629,013
Liabilities in Excess of Other Assets — (2.4)%		(7,984,528)

Net Assets — 100.0%		$339,644,485

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,615,812	(1,555,595)	60,217	$2,146
BlackRock Liquidity Series, LLC, Money Market Series	—	$3,939,993	$3,939,993	$14,996

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	63,086,309	USD	58,751	The Bank of New York Mellon	10/01/13	$(48)
USD	15,688	IDR	182,906,400	The Bank of New York Mellon	10/01/13	(107)
GBP	465,000	USD	750,324	Citibank N.A.	10/02/13	2,469
HKD	1,165,000	USD	150,210	Deutsche Bank AG	10/03/13	(2)
AUD	9,173,000	USD	8,366,996	Bank of America N.A.	10/22/13	176,910
CHF	117,124	USD	125,814	Bank of America N.A.	10/22/13	3,722
CHF	698,746	USD	753,253	Bank of America N.A.	10/22/13	19,541
CHF	2,035,562	USD	2,175,185	Bank of America N.A.	10/22/13	76,091
CHF	496,964	USD	537,520	BNP Paribas S.A.	10/22/13	12,109
CHF	1,844,066	USD	1,946,352	BNP Paribas S.A.	10/22/13	93,134
CHF	222,278	USD	240,291	Royal Bank of Scotland PLC	10/22/13	5,542
CHF	1,691,679	USD	1,824,169	The Bank of New York Mellon	10/22/13	46,783
CHF	159,555	USD	172,476	UBS AG	10/22/13	3,988
CHF	299,775	USD	318,857	UBS AG	10/22/13	12,686
CHF	437,731	USD	472,702	UBS AG	10/22/13	11,417
CHF	458,147	USD	490,324	UBS AG	10/22/13	16,375
CHF	584,284	USD	634,383	UBS AG	10/22/13	11,820
DKK	8,120,583	USD	1,393,218	Citibank N.A.	10/22/13	80,078
EUR	1,340,000	USD	1,769,956	Bank of America N.A.	10/22/13	42,960
EUR	2,178,000	USD	2,867,844	Barclays Bank PLC	10/22/13	78,822
EUR	1,527,000	USD	1,969,204	BNP Paribas S.A.	10/22/13	96,709
EUR	311,000	USD	410,949	Deutsche Bank AG	10/22/13	9,810
EUR	1,970,000	USD	2,623,041	UBS AG	10/22/13	42,217
GBP	128,000	USD	198,122	Bank of America N.A.	10/22/13	9,059
GBP	873,000	USD	1,315,904	Citibank N.A.	10/22/13	97,135
GBP	1,217,025	USD	1,930,304	Citibank N.A.	10/22/13	39,575
GBP	2,702,562	USD	4,142,830	Deutsche Bank AG	10/22/13	231,541
GBP	97,000	USD	151,920	UBS AG	10/22/13	5,084
GBP	350,733	USD	531,223	UBS AG	10/22/13	36,474
GBP	390,000	USD	616,876	UBS AG	10/22/13	14,379
GBP	2,226,013	USD	3,410,063	UBS AG	10/22/13	192,965
HKD	707,000	USD	91,180	Barclays Bank PLC	10/22/13	(19)
HKD	5,038,204	USD	649,784	Citibank N.A.	10/22/13	(157)
HKD	7,212,000	USD	930,174	Deutsche Bank AG	10/22/13	(257)
HKD	58,187,000	USD	7,503,463	Royal Bank of Scotland PLC	10/22/13	(820)
JPY	9,907,000	USD	102,707	Bank of America N.A.	10/22/13	(1,905)
JPY	22,989,000	USD	238,325	Bank of America N.A.	10/22/13	(4,415)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	25,027,000	USD	257,340	Bank of America N.A.	10/22/13	$(2,694)
JPY	62,044,000	USD	618,806	Bank of America N.A.	10/22/13	12,484
JPY	330,063,000	USD	3,431,508	Bank of America N.A.	10/22/13	(73,159)
JPY	79,775,000	USD	803,282	BNP Paribas S.A.	10/22/13	8,418
JPY	56,675,000	USD	570,455	Citibank N.A.	10/22/13	6,206
JPY	63,889,000	USD	652,419	Citibank N.A.	10/22/13	(2,357)
JPY	96,080,000	USD	978,770	Citibank N.A.	10/22/13	(1,168)
JPY	294,607,930	USD	2,957,466	Citibank N.A.	10/22/13	40,133
JPY	77,577,000	USD	776,345	Royal Bank of Scotland PLC	10/22/13	12,991
JPY	1,711,149	USD	17,565	The Bank of New York Mellon	10/22/13	(154)
JPY	34,118,000	USD	341,582	UBS AG	10/22/13	5,564
JPY	403,402,323	USD	4,085,016	UBS AG	10/22/13	19,551
MXN	39,785,000	USD	3,058,761	JPMorgan Chase Bank N.A.	10/22/13	(25,471)
NOK	6,844,000	USD	1,112,264	BNP Paribas S.A.	10/22/13	24,873
SEK	641,000	USD	96,605	BNP Paribas S.A.	10/22/13	3,079
SGD	2,518,000	USD	1,973,597	Credit Suisse International	10/22/13	33,560
USD	4,129,012	AUD	4,586,721	Citibank N.A.	10/22/13	(143,147)
USD	745,002	AUD	813,000	Westpac Banking Corp.	10/22/13	(12,241)
USD	3,363,253	AUD	3,774,220	Westpac Banking Corp.	10/22/13	(152,127)
USD	759,021	CHF	710,000	Credit Suisse International	10/22/13	(26,220)
USD	1,175,180	CHF	1,096,888	UBS AG	10/22/13	(37,949)
USD	5,977,701	CHF	5,810,552	UBS AG	10/22/13	(448,613)
USD	710,149	EUR	531,000	Bank of America N.A.	10/22/13	(8,253)
USD	2,675,571	EUR	2,027,000	Bank of America N.A.	10/22/13	(66,804)
USD	210,745	EUR	160,000	BNP Paribas S.A.	10/22/13	(5,723)
USD	388,264	EUR	292,000	BNP Paribas S.A.	10/22/13	(6,789)
USD	489,987	EUR	373,000	BNP Paribas S.A.	10/22/13	(14,653)
USD	1,057,404	EUR	800,000	BNP Paribas S.A.	10/22/13	(24,934)
USD	1,060,264	EUR	800,000	Citibank N.A.	10/22/13	(22,074)
USD	1,284,993	EUR	960,000	BNP Paribas S.A.	10/22/13	(13,813)
USD	5,301,222	EUR	3,973,000	BNP Paribas S.A.	10/22/13	(73,941)
USD	710,632	EUR	545,000	Citibank N.A.	10/22/13	(26,712)
USD	1,013,282	EUR	772,000	Citibank N.A.	10/22/13	(31,174)
USD	1,351,865	EUR	1,012,000	Citibank N.A.	10/22/13	(17,293)
USD	1,364,306	EUR	1,027,000	Citibank N.A.	10/22/13	(25,146)
USD	1,881,459	EUR	1,418,000	Credit Suisse International	10/22/13	(36,986)
USD	2,326,205	EUR	1,753,019	Deutsche Bank AG	10/22/13	(45,494)
USD	3,499,086	EUR	2,669,000	JPMorgan Chase Bank N.A.	10/22/13	(111,866)
USD	1,408,394	EUR	1,054,000	Royal Bank of Scotland PLC	10/22/13	(17,587)
USD	859,997	EUR	648,915	UBS AG	10/22/13	(17,935)
USD	2,315,901	EUR	1,776,706	UBS AG	10/22/13	(87,846)
USD	819,850	GBP	539,000	Bank of America N.A.	10/22/13	(52,576)
USD	1,945,429	GBP	1,259,000	BNP Paribas S.A.	10/22/13	(92,390)
USD	1,984,976	GBP	1,282,000	BNP Paribas S.A.	10/22/13	(90,071)
USD	14,449,795	GBP	9,568,000	BNP Paribas S.A.	10/22/13	(1,036,985)
USD	174,849	GBP	113,000	Citibank N.A.	10/22/13	(8,053)
USD	750,207	GBP	465,000	Citibank N.A.	10/22/13	(2,442)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	19

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,246,151	GBP	775,000	Citibank N.A.	10/22/13	$(8,265)
USD	276,165	GBP	178,000	Credit Suisse International	10/22/13	(11,946)
USD	1,800,571	GBP	1,121,880	Deutsche Bank AG	10/22/13	(15,305)
USD	106,831	GBP	69,000	Royal Bank of Scotland PLC	10/22/13	(4,852)
USD	2,393,572	GBP	1,550,000	UBS AG	10/22/13	(115,260)
USD	1,136,268	HKD	8,811,000	Citibank N.A.	10/22/13	176
USD	150,215	HKD	1,165,000	Deutsche Bank AG	10/22/13	—
USD	621,378	HKD	4,818,687	UBS AG	10/22/13	56
USD	30,257,993	JPY	3,000,664,000	BNP Paribas S.A.	10/22/13	(273,382)
USD	802,593	JPY	78,852,000	Citibank N.A.	10/22/13	284
USD	1,708,145	JPY	168,665,000	Citibank N.A.	10/22/13	(8,000)
USD	3,106,205	MXN	39,785,831	Citibank N.A.	10/22/13	72,852
USD	897,865	SEK	5,915,000	BNP Paribas S.A.	10/22/13	(21,995)
USD	2,337,539	SEK	15,866,000	BNP Paribas S.A.	10/22/13	(129,834)
USD	852,508	SEK	5,650,000	Citibank N.A.	10/22/13	(26,141)
ZAR	27,525,000	USD	2,703,232	Deutsche Bank AG	10/22/13	28,765
Total						$(1,747,163)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$2,107,574	—	$2,107,574
Belgium	—	5,070,791	—	5,070,791
Brazil	$3,353,028	—	—	3,353,028
British Virgin Islands	1,813,266	—	—	1,813,266
China	7,204,220	1,879,062	—	9,083,282
France	—	28,291,166	—	28,291,166
Germany	—	4,467,682	—	4,467,682
Hong Kong	1,339,560	2,637,472	—	3,977,032
Indonesia	—	3,823,653	—	3,823,653
Ireland	4,458,048	—	—	4,458,048
Italy	—	4,438,559	—	4,438,559
Japan	—	33,454,854	—	33,454,854
Mexico	3,127,269	—	—	3,127,269
Netherlands	4,422,479	3,388,213	—	7,810,692
Nigeria	1,500,190	—	—	1,500,190
Russia	3,179,631	—	—	3,179,631
South Korea	—	637,010	—	637,010
Spain	2,887,424	6,985,709	—	9,873,133
Sweden	—	7,942,029	—	7,942,029
Switzerland	—	14,043,895	—	14,043,895
Thailand	2,451,974	—	—	2,451,974
United Kingdom	15,837,276	20,087,865	—	35,925,141
United States	152,440,325	—	—	152,440,325
Rights	328,811	—	—	328,811
Warrants	29,768	—	—	29,768
Short-Term Securities	60,217	3,939,993	—	4,000,210
Total	$204,433,486	$143,195,527	—	$347,629,013

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$2,469	$1,735,918	—	$1,738,387
Liabilities:
Foreign currency exchange contracts	(157)	(3,485,393)	—	(3,485,550)
Total	$2,312	$(1,749,475)	—	$(1,747,163)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$41,036	—	—	$41,036
Liabilities:
Collateral on securities loaned at value	—	$(3,939,993)	—	(3,939,993)
Total	$41,036	(3,939,993)	—	$(3,898,957)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	21

Schedule of Investments September 30, 2013	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 32.5%
ACADIA Pharmaceuticals, Inc. (a)	648,821	$17,823,113
Acceleron Pharma, Inc. (a)	105,600	2,347,488
Acorda Therapeutics, Inc. (a)(b)	635,300	21,778,084
Actelion Ltd., Registered Shares	235,200	16,699,578
Aegerion Pharmaceuticals, Inc. (a)(b)	229,000	19,627,590
Agios Pharmaceuticals, Inc. (a)	60,100	1,680,396
Alexion Pharmaceuticals, Inc. (a)	264,217	30,691,447
Alkermes PLC (a)	738,000	24,811,560
Alnylam Pharmaceuticals, Inc. (a)(b)	647,861	41,469,583
Amgen, Inc.	1,091,610	122,194,823
Array BioPharma, Inc. (a)(b)	1,045,800	6,504,876
Biogen Idec, Inc. (a)	258,300	62,188,308
BioMarin Pharmaceutical, Inc. (a)	540,000	38,998,800
Biota Pharmaceuticals, Inc.	418,300	1,748,494
Bluebird Bio, Inc. (a)	109,200	2,944,032
Celgene Corp. (a)	1,090,219	167,817,411
Celldex Therapeutics, Inc. (a)(b)	685,800	24,297,894
Clovis Oncology, Inc. (a)	53,500	3,251,730
Conatus Pharmaceuticals, Inc. (a)	203,000	2,040,150
Dyax Corp. (a)(b)	389,444	2,671,586
Esperion Therapeutics, Inc. (a)	80,065	1,510,026
Exelixis, Inc. (a)(b)	651,300	3,790,566
Gilead Sciences, Inc. (a)(b)	1,662,656	104,481,303
Infinity Pharmaceuticals, Inc. (a)(b)	777,200	13,562,140
InterMune, Inc. (a)	918,000	14,109,660
Isis Pharmaceuticals, Inc. (a)(b)	708,467	26,595,851
Medivation, Inc. (a)	169,200	10,141,848
Momenta Pharmaceuticals, Inc. (a)(b)	301,900	4,344,341
Ophthotech Corp. (a)	148,500	4,411,935
Pharmacyclics, Inc. (a)	166,800	23,088,456
Intra-Cellular Therapies, Inc. (Acquired 8/29/13, cost $2,761,902) (a)(c)	869,507	2,761,902
Prosensa Holding BV (a)	106,300	702,643
Protalix BioTherapeutics, Inc. (a)(b)	1,155,326	5,233,627
PTC Therapeutics, Inc. (a)	104,800	2,249,008
Puma Biotechnology, Inc. (a)	183,000	9,819,780
Regeneron Pharmaceuticals, Inc. (a)	208,722	65,302,852
Seattle Genetics, Inc. (a)	1,074,218	47,082,975
Synageva BioPharma Corp. (a)(b)	91,197	5,773,682
Ultragenyx Pharmaceutical, Inc. (Acquired 12/18/12, cost $3,351,658) (a)(c)	1,210,247	3,351,658
Verastem, Inc. (a)	239,640	2,981,122
Vertex Pharmaceuticals, Inc. (a)	499,270	37,854,651

		1,000,736,969
Diversified Consumer Services — 1.1%
Service Corp. International	1,785,900	33,253,458
Health Care Equipment & Supplies — 15.0%
Baxter International, Inc.	697,200	45,799,068
Boston Scientific Corp. (a)	3,911,900	45,925,706
CareFusion Corp. (a)	635,200	23,438,880
Coloplast A/S, Class B	364,700	20,772,139
The Cooper Cos., Inc.	434,500	56,350,305
Covidien PLC	536,000	32,663,840
DENTSPLY International, Inc.	531,100	23,055,051
Edwards Lifesciences Corp. (a)	257,200	17,908,836
Intuitive Surgical, Inc. (a)	34,100	12,830,807
Medtronic, Inc.	1,342,800	71,504,100
Sirona Dental Systems, Inc. (a)	216,250	14,473,613
Stryker Corp.	1,107,600	74,862,684
Teleflex, Inc.	93,800	7,717,864
Zimmer Holdings, Inc.	167,200	13,733,808

		461,036,701
Health Care Providers & Services — 11.5%
Aetna, Inc.	706,023	45,199,592

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
AmerisourceBergen Corp.	235,200	$14,370,720
Cardinal Health, Inc.	449,445	23,438,557
Catamaran Corp. (a)	160,800	7,388,760
CIGNA Corp.	239,500	18,407,970
Envision Healthcare Holdings, Inc. (a)	680,300	17,708,209
Express Scripts Holding Co. (a)	240,947	14,885,706
HCA Holdings, Inc.	898,700	38,419,425
McKesson Corp.	331,300	42,505,790
Premier, Inc., Class A (a)	435,300	13,799,010
UnitedHealth Group, Inc.	983,482	70,427,146
Universal Health Services, Inc., Class B	616,500	46,231,335

		352,782,220
Health Care Technology — 0.7%
Cerner Corp. (a)(b)	391,300	20,562,815
Life Sciences Tools & Services — 3.7%
ICON PLC (a)	441,200	18,058,316
Illumina, Inc. (a)(b)	377,500	30,513,325
Life Technologies Corp. (a)	74,400	5,567,352
Morphosys AG (a)	99,800	7,746,846
Thermo Fisher Scientific, Inc.	379,900	35,007,785
Waters Corp. (a)	174,975	18,584,095

		115,477,719
Pharmaceuticals — 34.6%
AbbVie, Inc.	2,149,600	96,151,608
Actavis, Inc. (a)	191,500	27,576,000
Allergan, Inc.	261,400	23,643,630
Bayer AG, Registered Shares	513,900	60,604,687
Bristol-Myers Squibb Co.	2,344,900	108,521,972
Chugai Pharmaceutical Co. Ltd.	634,300	13,043,841
Eli Lilly & Co.	756,800	38,089,744
Johnson & Johnson	1,675,800	145,275,102
Merck & Co., Inc.	1,427,900	67,982,319
Mylan, Inc. (a)	915,000	34,925,550
Novartis AG, Registered Shares	1,399,300	107,631,603
Ono Pharmaceutical Co. Ltd.	255,500	15,698,863
Pfizer, Inc.	3,685,840	105,820,466
Roche Holding AG	348,700	94,104,850
Sanofi	292,100	29,582,990
Shire PLC — ADR	225,300	27,011,217
Teva Pharmaceutical Industries Ltd. — ADR	580,100	21,916,178
Valeant Pharmaceuticals International, Inc. (a)	370,800	38,685,564
Zoetis, Inc.	275,600	8,576,672

		1,064,842,856
Total Long-Term Investments (Cost — $2,254,051,785) — 99.1%		3,048,692,738

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	51,597,591	$51,597,591

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (d)(e)(f)	$189,308	189,308,224
Total Short-Term Securities (Cost — $240,905,815) — 7.8%		240,905,815

Value
Total Investments (Cost — $2,494,957,600) — 106.9%	$3,289,598,553
Liabilities in Excess of Other Assets — (6.9)%	(210,899,412)

Net Assets — 100.0%	$3,078,699,141

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held 0.2% of its net assets, with a current value of $6,113,560 and an original cost of $6,113,560, in this security.

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	62,805,555	(11,207,964)	51,597,591	$43,154
BlackRock Liquidity Series, LLC, Money Market Series	$176,438,673	$12,869,551	$189,308,224	$338,965

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub classifications for reporting ease.

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	13,190,708	USD	13,985,000	Barclays Bank PLC	10/22/13	$603,565
CHF	26,368,091	USD	27,650,000	Barclays Bank PLC	10/22/13	1,512,393
CHF	3,601,192	USD	3,800,943	BNP Paribas S.A.	10/22/13	181,878
CHF	220,664	USD	237,415	Citibank N.A.	10/22/13	6,634
CHF	15,773,191	USD	16,590,000	Citibank N.A.	10/22/13	854,722
CHF	8,535,373	USD	9,373,402	UBS AG	10/22/13	66,489
CHF	12,660,908	USD	13,660,000	UBS AG	10/22/13	342,621
CHF	12,663,503	USD	13,660,000	Citibank N.A.	10/22/13	345,491
CHF	33,601,136	USD	36,362,150	UBS AG	10/22/13	799,795
DKK	102,123,046	USD	17,909,933	Royal Bank of Scotland PLC	10/22/13	617,988
EUR	9,114,062	USD	12,084,754	Deutsche Bank AG	10/22/13	245,870
EUR	74,995,000	USD	99,855,318	UBS AG	10/22/13	1,607,138
USD	3,546,374	CHF	3,280,679	Bank of America N.A.	10/22/13	(81,969)
USD	4,383,914	CHF	4,062,210	Bank of America N.A.	10/22/13	(108,779)
USD	2,752,705	CHF	2,582,555	BNP Paribas S.A.	10/22/13	(103,531)
USD	1,026,442	CHF	974,161	Citibank N.A.	10/22/13	(50,954)
USD	2,061,677	CHF	1,911,426	Citibank N.A.	10/22/13	(52,308)
USD	2,794,358	CHF	2,598,680	Citibank N.A.	10/22/13	(79,712)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	23

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,638,674	CHF	5,193,438	Citibank N.A.	10/22/13	$(105,128)
USD	3,644,517	CHF	3,353,736	Credit Suisse International	10/22/13	(64,624)
USD	491,791	CHF	448,281	Deutsche Bank AG	10/22/13	(3,995)
USD	4,716,780	CHF	4,372,403	Royal Bank of Scotland PLC	10/22/13	(118,979)
USD	2,969,846	CHF	2,763,382	The Bank of New York Mellon	10/22/13	(86,380)
USD	925,864	CHF	864,182	UBS AG	10/22/13	(29,898)
USD	8,275,000	CHF	7,698,481	UBS AG	10/22/13	(239,311)
USD	13,805,000	CHF	12,924,241	UBS AG	10/22/13	(488,860)
USD	27,345,000	CHF	25,331,588	UBS AG	10/22/13	(671,049)
USD	173,321,044	CHF	168,474,641	UBS AG	10/22/13	(13,007,341)
USD	929,109	DKK	5,275,929	Bank of America N.A.	10/22/13	(28,089)
USD	50,068	DKK	282,014	Deutsche Bank AG	10/22/13	(1,097)
USD	620,150	DKK	3,491,257	Royal Bank of Scotland PLC	10/22/13	(13,260)
USD	17,525,836	DKK	102,123,046	Royal Bank of Scotland PLC	10/22/13	(1,002,085)
USD	1,042,098	EUR	781,000	BNP Paribas S.A.	10/22/13	(14,535)
USD	101,488,323	EUR	77,868,000	BNP Paribas S.A.	10/22/13	(3,861,080)
USD	2,935,606	EUR	2,215,000	Citibank N.A.	10/22/13	(61,118)
USD	1,110,567	EUR	834,068	Deutsche Bank AG	10/22/13	(17,862)
USD	3,208,489	EUR	2,411,000	Royal Bank of Scotland PLC	10/22/13	(53,408)
USD	474,366	EUR	357,935	UBS AG	10/22/13	(9,893)
USD	29,705,478	EUR	22,280,000	UBS AG	10/22/13	(437,645)
USD	12,680,830	JPY	1,257,549,000	BNP Paribas S.A.	10/22/13	(114,572)
USD	399,501	JPY	39,427,068	Citibank N.A.	10/22/13	(1,665)
Total						$(13,724,543)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$977,923,831	$16,699,578	$6,113,560	$1,000,736,969
Diversified Consumer Services	33,253,458	—	—	33,253,458
Health Care Equipment & Supplies	440,264,562	20,772,139	—	461,036,701
Health Care Providers & Services	352,782,220	—	—	352,782,220
Health Care Technology	20,562,815	—	—	20,562,815
Life Sciences Tools & Services	107,730,873	7,746,846	—	115,477,719
Pharmaceuticals	744,176,022	320,666,834	—	1,064,842,856
Short-Term Securities	51,597,591	189,308,224	—	240,905,815
Total	$2,728,291,372	$555,193,621	$6,113,560	$3,289,598,553

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$7,184,583	—	$7,184,583
Liabilities:
Foreign currency exchange contracts	—	(20,909,126)	—	(20,909,126)
Total	—	$(13,724,543)	—	$(13,724,543)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$264	—	—	$264
Foreign currency at value	1,053,228	—	—	1,053,228
Liabilities:
Collateral on securities loaned at value	—	$(189,308,224)	—	(189,308,224)
Total	$1,053,492	$(189,308,224)	—	$(188,254,732)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	25

Schedule of Investments September 30, 2013	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.6%
Treasury Wine Estates Ltd.	2,592,596	$10,705,122
Austria — 1.3%
Erste Group Bank AG	709,123	22,409,472
Belgium — 2.4%
Ageas	256,500	10,393,710
Anheuser-Busch InBev NV	305,879	30,342,509

		40,736,219
Brazil — 1.0%
Vale SA — ADR	1,096,900	17,122,609
British Virgin Islands — 0.5%
Platform Acquisition Holdings Ltd. (a)	886,100	9,445,826
Canada — 0.4%
Gildan Activewear, Inc.	156,000	7,239,260
China — 3.0%
Anhui Conch Cement Co. Ltd., H Shares	3,909,500	12,574,736
Forgame Holdings Ltd. (a)	114,900	755,541
Melco Crown Entertainment Ltd. — ADR (a)	567,700	18,069,891
SINA Corp. (a)	242,700	19,699,959

		51,100,127
France — 14.8%
AXA SA	956,284	22,194,237
BNP Paribas SA	456,353	30,869,770
European Aeronautic Defence & Space Co. NV	366,123	23,330,173
Kering	95,800	21,468,938
Publicis Groupe SA	153,000	12,170,879
Rexel SA	783,294	19,928,588
Safran SA	318,100	19,591,982
Sanofi	108,600	10,998,674
Schneider Electric SA	262,600	22,220,602
Société Générale SA	185,100	9,221,542
Technip SA	204,900	24,055,753
Valeo SA	206,500	17,625,751
Vivendi SA	939,400	21,609,270

		255,286,159
Germany — 4.4%
Bayer AG, Registered Shares	193,300	22,796,042
Daimler AG, Registered Shares	351,000	27,367,478
Gerry Weber International AG (b)	238,888	9,841,875
KUKA AG (b)	381,956	16,562,302

		76,567,697
Hong Kong — 2.1%
AIA Group Ltd.	3,811,300	17,934,341
Jardine Matheson Holdings Ltd.	321,200	17,633,880

		35,568,221
Indonesia — 1.0%
Global Mediacom Tbk PT	31,933,500	5,320,239
Matahari Department Store Tbk PT (a)	13,128,200	11,907,652

		17,227,891
Ireland — 3.4%
Bank of Ireland (a)	68,946,300	19,557,699
DCC PLC	431,653	17,674,251
Green REIT PLC (a)	8,677,057	13,851,737
Kingspan Group PLC	429,679	7,211,456

		58,295,143
Italy — 2.1%
Banca Generali SpA	900,600	20,369,619
Mediaset SpA	3,969,500	16,105,586

		36,475,205

Common Stocks	Shares	Value
Japan — 12.6%
GMO internet, Inc.	761,700	$9,960,613
ITOCHU Corp.	820,900	10,112,824
Kenedix Realty Investment Corp.	1,726	8,489,626
Nabtesco Corp.	639,700	15,634,331
Nitto Denko Corp.	191,900	12,514,523
Softbank Corp.	521,600	36,223,820
Sony Corp.	894,100	19,191,738
Sumitomo Mitsui Financial Group, Inc.	510,300	24,711,509
Tokio Marine Holdings, Inc.	287,500	9,425,700
Tokyo Tatemono Co. Ltd.	1,141,000	10,490,655
Tokyu Land Corp.	711,000	7,359,911
Toyota Motor Corp.	480,300	30,805,265
Yahoo! Japan Corp.	3,960,100	22,532,068

		217,452,583
Malaysia — 0.4%
Astro Malaysia Holdings Bhd	6,906,600	6,187,455
Mexico — 1.7%
Fomento Economico Mexicano SAB de CV — ADR	206,700	20,068,503
Grupo Mexico SAB de CV, Series B	3,212,957	9,619,602

		29,688,105
Netherlands — 5.2%
Aalberts Industries NV	604,205	16,096,659
ASML Holding NV	178,286	17,610,210
Randstad Holding NV	402,075	22,677,673
Yandex NV (a)	380,600	13,861,452
Ziggo NV	465,000	18,842,861

		89,088,855
Nigeria — 0.5%
Lekoil Ltd. (a)(c)	11,466,200	7,912,366
Norway — 0.9%
Statoil ASA	687,400	15,613,059
Russia — 1.1%
Eurasia Drilling Co. Ltd. — GDR	491,100	19,594,890
Singapore — 1.0%
Oversea-Chinese Banking Corp. Ltd.	2,007,000	16,493,065
South Korea — 0.2%
Samsung Heavy Industries Co. Ltd.	80,750	3,229,039
Spain — 4.0%
Bankinter SA	2,385,200	12,846,528
Cie Automotive SA	1,471,991	14,656,584
Duro Felguera SA (b)	823,876	5,641,873
NH Hoteles SA (a)	4,179,564	21,587,133
Sacyr SA (a)	3,176,484	14,677,412

		69,409,530
Sweden — 4.0%
Hexagon AB, B Shares	276,900	8,347,256
SKF AB	852,400	23,726,447
Svenska Cellulosa AB, B Shares	966,122	24,345,559
Telefonaktiebolaget LM Ericsson, B Shares	965,800	12,863,243

		69,282,505
Switzerland — 9.1%
Actelion Ltd., Registered Shares	124,800	8,861,001
Glencore Xstrata PLC	3,685,300	20,067,662
Novartis AG, Registered Shares	688,000	52,919,705
Partners Group Holding AG	31,411	7,710,007
Roche Holding AG	136,914	36,949,445
Syngenta AG, Registered Shares	33,000	13,487,331

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland (concluded)
UBS AG, Registered Shares	800,302	$16,402,541

		156,397,692
Taiwan — 0.7%
Epistar Corp.	6,579,000	12,452,848
Thailand — 0.7%
PTT Global Chemical PCL	5,226,600	12,448,264
United Kingdom — 21.5%
APR Energy PLC (b)	1,511,781	23,776,839
Aveva Group PLC	393,181	16,532,916
Babcock International Group PLC	1,173,400	22,705,336
Barclays PLC — ADR	2,358,598	40,190,510
Blinkx PLC (a)(b)	6,393,700	15,613,620
Centrica PLC	2,816,400	16,856,003
Crest Nicholson Holdings PLC (a)	5,334,900	28,647,992
Domino’s Pizza Group PLC	1,425,500	13,477,708
DS Smith PLC	3,322,020	15,469,434
esure Group PLC	3,825,094	15,128,226
Foxtons Group PLC (a)	2,372,870	10,371,944
Halma PLC	1,520,600	13,940,511
Hargreaves Lansdown PLC	619,545	9,822,891
Inchcape PLC	794,520	7,844,789
Intertek Group PLC	460,300	24,650,503
Lloyds Banking Group PLC (a)	7,273,600	8,660,366
Partnership Assurance Group PLC (a)	2,164,700	14,438,344
Perform Group PLC (a)	2,082,273	18,871,089
Rotork PLC	384,606	16,974,665
Travis Perkins PLC	582,400	15,559,207
Ultra Electronics Holdings PLC	294,400	8,998,671
William Hill PLC	1,850,400	12,065,166

		370,596,730
United States — 0.6%
Euronet Worldwide, Inc. (a)	271,683	10,812,983
Total Common Stocks — 101.2%		1,744,838,920

Warrants (d)	Shares	Value
British Virgin Islands — 0.0%
Platform Acquisition Holdings Ltd. (Issued/exercisable 5/10/13, 0.175 Share for 1 Warrant, Expires 7/31/20, Strike Price USD 11.50)	886,100	$155,067
Total Warrants — 0.0%		155,067
Total Long-Term Investments (Cost — $1,460,146,683) — 101.2%		1,744,993,987

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	362,527	362,527

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (e)(f)(g)	$30,786	30,786,020
Total Short-Term Securities (Cost — $31,148,547) — 1.8%		31,148,547
Total Investments (Cost — $1,491,295,230) — 103.0%		1,776,142,534
Liabilities in Excess of Other Assets — (3.0)%		(51,881,276)

Net Assets — 100.0%		$1,724,261,258

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Shares Purchased	Shares Held at September 30, 2013	Value at September 30, 2013
Lekoil Ltd.	—	11,466,200	11,466,200	$7,912,366

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,622,104	(5,259,577)	362,527	$6,790
BlackRock Liquidity Series, LLC, Money Market Series	$4,115,755	$26,670,265	$30,786,020	$180,256

(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	319,402,000	USD	297,012	The Bank of New York Mellon	10/01/13	$196
USD	55,876	IDR	651,443,400	The Bank of New York Mellon	10/01/13	(380)
USD	1,948,450	NOK	11,726,000	JPMorgan Chase Bank N.A.	10/01/13	(1,577)
HKD	5,919,000	USD	763,171	Deutsche Bank AG	10/03/13	(10)
AUD	97,625,000	USD	89,046,984	Bank of America N.A.	10/22/13	1,882,796
CHF	994,563	USD	1,068,375	Bank of America N.A.	10/22/13	31,585
CHF	7,351,458	USD	7,924,921	Bank of America N.A.	10/22/13	205,592
CHF	15,644,037	USD	16,705,130	Bank of America N.A.	10/22/13	596,751
CHF	20,511,278	USD	21,918,185	Bank of America N.A.	10/22/13	766,733
CHF	7,830,230	USD	8,469,050	BNP Paribas S.A.	10/22/13	190,972
CHF	9,816,698	USD	10,617,812	BNP Paribas S.A.	10/22/13	239,190
CHF	3,799,245	USD	4,087,645	Citibank N.A.	10/22/13	114,217
CHF	16,234,536	USD	17,158,323	Citibank N.A.	10/22/13	796,634
CHF	3,448,939	USD	3,691,164	UBS AG	10/22/13	123,269
CHF	12,909,089	USD	14,015,957	UBS AG	10/22/13	261,145
DKK	50,994,542	USD	8,748,946	Citibank N.A.	10/22/13	502,863
EUR	4,960,000	USD	6,542,339	Citibank N.A.	10/22/13	168,158
EUR	10,400,000	USD	13,779,646	Citibank N.A.	10/22/13	290,752
EUR	294,000	USD	387,712	Deutsche Bank AG	10/22/13	10,047
EUR	2,297,000	USD	3,035,322	Deutsche Bank AG	10/22/13	72,342
EUR	4,940,000	USD	6,680,397	The Bank of New York Mellon	10/22/13	3,043
EUR	7,705,000	USD	10,259,154	UBS AG	10/22/13	165,118
GBP	370,000	USD	575,016	Bank of America N.A.	10/22/13	23,867
GBP	402,000	USD	621,597	Bank of America N.A.	10/22/13	29,081
GBP	1,139,000	USD	1,762,978	Bank of America N.A.	10/22/13	80,609
GBP	1,795,000	USD	2,854,901	Bank of America N.A.	10/22/13	50,489
GBP	4,645,000	USD	7,255,313	Bank of America N.A.	10/22/13	263,090
GBP	5,210,861	USD	7,997,869	Citibank N.A.	10/22/13	436,438
GBP	7,779,749	USD	12,339,335	Citibank N.A.	10/22/13	252,978
GBP	12,915,744	USD	19,798,893	Deutsche Bank AG	10/22/13	1,106,550
GBP	252,193	USD	407,957	The Bank of New York Mellon	10/22/13	243
GBP	3,007,000	USD	4,814,739	UBS AG	10/22/13	52,395
GBP	5,451,000	USD	8,622,027	UBS AG	10/22/13	200,970
GBP	7,173,407	USD	10,989,050	UBS AG	10/22/13	621,838
HKD	21,341,680	USD	2,752,465	Citibank N.A.	10/22/13	(665)
HKD	27,555,000	USD	3,553,708	Credit Suisse International	10/22/13	(761)
HKD	53,750,000	USD	6,931,997	Deutsche Bank AG	10/22/13	(1,462)
HKD	30,532,000	USD	3,937,840	Royal Bank of Scotland PLC	10/22/13	(1,037)
HKD	576,907,000	USD	74,394,631	Royal Bank of Scotland PLC	10/22/13	(8,128)
JPY	136,654,000	USD	1,378,041	Bank of America N.A.	10/22/13	12,396
JPY	684,038,000	USD	7,091,504	Bank of America N.A.	10/22/13	(131,504)
JPY	3,092,916,000	USD	32,155,574	Bank of America N.A.	10/22/13	(685,546)
JPY	503,110,000	USD	5,125,199	Citibank N.A.	10/22/13	(6,118)
JPY	1,742,381,086	USD	17,378,280	Citibank N.A.	10/22/13	350,227
JPY	17,250,230	USD	177,073	The Bank of New York Mellon	10/22/13	(1,554)
JPY	769,280,667	USD	7,842,073	UBS AG	10/22/13	(14,739)

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	5,664,750,925	USD	57,363,579	UBS AG	10/22/13	$274,543
MXN	8,653,391	USD	661,212	Citibank N.A.	10/22/13	(1,460)
MXN	322,848,000	USD	24,821,287	JPMorgan Chase Bank N.A.	10/22/13	(206,691)
NOK	1,311,000	USD	213,841	BNP Paribas S.A.	10/22/13	3,982
NOK	16,747,000	USD	2,836,648	BNP Paribas S.A.	10/22/13	(54,119)
NOK	22,170,475	USD	3,763,022	Citibank N.A.	10/22/13	(79,377)
NOK	11,726,000	USD	1,946,980	JPMorgan Chase Bank N.A.	10/22/13	1,305
NOK	8,500,000	USD	1,436,332	The Bank of New York Mellon	10/22/13	(24,049)
NOK	11,625,000	USD	1,962,465	The Bank of New York Mellon	10/22/13	(30,960)
SEK	34,623,000	USD	5,100,493	Bank of America N.A.	10/22/13	283,841
SGD	12,769,000	USD	10,008,285	Credit Suisse International	10/22/13	170,188
USD	43,941,648	AUD	48,812,664	Citibank N.A.	10/22/13	(1,523,394)
USD	3,006,584	AUD	3,281,000	Westpac Banking Corp.	10/22/13	(49,402)
USD	40,573,616	AUD	45,531,444	Westpac Banking Corp.	10/22/13	(1,835,236)
USD	998,265	CHF	923,475	Bank of America N.A.	10/22/13	(23,073)
USD	1,491,939	CHF	1,383,209	Citibank N.A.	10/22/13	(37,853)
USD	4,083,745	CHF	3,820,000	Credit Suisse International	10/22/13	(141,072)
USD	117,382,560	CHF	114,100,309	UBS AG	10/22/13	(8,809,288)
USD	962,485	EUR	721,000	Bank of America N.A.	10/22/13	(12,973)
USD	2,781,732	EUR	2,111,000	Bank of America N.A.	10/22/13	(74,288)
USD	3,473,176	EUR	2,597,000	Bank of America N.A.	10/22/13	(40,365)
USD	7,806,094	EUR	5,880,000	Bank of America N.A.	10/22/13	(149,093)
USD	23,021,527	EUR	17,441,000	Bank of America N.A.	10/22/13	(574,802)
USD	611,208	EUR	458,000	BNP Paribas S.A.	10/22/13	(8,431)
USD	1,053,726	EUR	800,000	BNP Paribas S.A.	10/22/13	(28,613)
USD	1,862,740	EUR	1,418,000	BNP Paribas S.A.	10/22/13	(55,705)
USD	10,887,986	EUR	8,160,000	BNP Paribas S.A.	10/22/13	(151,865)
USD	24,452,468	EUR	18,500,000	BNP Paribas S.A.	10/22/13	(576,607)
USD	85,463,783	EUR	65,573,000	BNP Paribas S.A.	10/22/13	(3,251,433)
USD	1,891,681	EUR	1,420,000	Citibank N.A.	10/22/13	(29,469)
USD	2,315,702	EUR	1,745,000	Citibank N.A.	10/22/13	(45,148)
USD	5,397,444	EUR	4,063,000	Citibank N.A.	10/22/13	(99,482)
USD	5,750,248	EUR	4,410,000	Citibank N.A.	10/22/13	(216,143)
USD	5,947,137	EUR	4,452,000	Citibank N.A.	10/22/13	(76,075)
USD	7,435,550	EUR	5,665,000	Citibank N.A.	10/22/13	(228,758)
USD	22,145,513	EUR	16,735,319	Citibank N.A.	10/22/13	(496,084)
USD	22,205,904	EUR	16,755,000	Citibank N.A.	10/22/13	(462,320)
USD	11,489,108	EUR	8,659,000	Credit Suisse International	10/22/13	(225,852)
USD	15,409,788	EUR	11,612,754	Deutsche Bank AG	10/22/13	(301,373)
USD	2,614,765	EUR	1,967,000	Royal Bank of Scotland PLC	10/22/13	(46,435)
USD	3,218,473	EUR	2,421,000	Royal Bank of Scotland PLC	10/22/13	(56,954)
USD	5,406,415	EUR	4,046,000	Royal Bank of Scotland PLC	10/22/13	(67,511)
USD	1,399,180	EUR	1,055,758	UBS AG	10/22/13	(29,179)
USD	11,582,728	EUR	8,886,004	UBS AG	10/22/13	(439,350)
USD	809,131	GBP	536,000	Bank of America N.A.	10/22/13	(58,440)
USD	1,155,219	GBP	754,000	Bank of America N.A.	10/22/13	(65,206)
USD	2,552,202	GBP	1,632,000	Bank of America N.A.	10/22/13	(89,356)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	29

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,091,624	GBP	2,610,000	Bank of America N.A.	10/22/13	$(132,926)
USD	8,235,003	GBP	5,414,000	Bank of America N.A.	10/22/13	(528,106)
USD	530,206	GBP	338,000	BNP Paribas S.A.	10/22/13	(16,881)
USD	582,875	GBP	377,000	BNP Paribas S.A.	10/22/13	(27,338)
USD	900,663	GBP	578,000	BNP Paribas S.A.	10/22/13	(34,889)
USD	1,133,818	GBP	743,000	BNP Paribas S.A.	10/22/13	(68,803)
USD	1,151,187	GBP	745,000	BNP Paribas S.A.	10/22/13	(54,671)
USD	1,939,724	GBP	1,239,000	BNP Paribas S.A.	10/22/13	(65,723)
USD	2,816,374	GBP	1,851,000	BNP Paribas S.A.	10/22/13	(179,657)
USD	10,189,645	GBP	6,581,000	BNP Paribas S.A.	10/22/13	(462,371)
USD	11,680,748	GBP	7,684,000	BNP Paribas S.A.	10/22/13	(756,586)
USD	107,576,062	GBP	71,232,000	BNP Paribas S.A.	10/22/13	(7,720,160)
USD	447,006	GBP	278,000	Citibank N.A.	10/22/13	(2,965)
USD	900,608	GBP	576,000	Citibank N.A.	10/22/13	(31,706)
USD	1,558,534	GBP	1,005,000	Citibank N.A.	10/22/13	(68,161)
USD	2,222,625	GBP	1,459,812	Citibank N.A.	10/22/13	(140,229)
USD	2,611,949	GBP	1,642,000	Morgan Stanley & Co. LLC	10/22/13	(45,795)
USD	6,166,799	GBP	3,983,000	Royal Bank of Scotland PLC	10/22/13	(280,091)
USD	33,664,432	GBP	21,800,000	UBS AG	10/22/13	(1,621,081)
USD	5,748,013	HKD	44,572,000	Citibank N.A.	10/22/13	890
USD	763,198	HKD	5,919,000	Deutsche Bank AG	10/22/13	1
USD	4,080,748	HKD	31,642,000	Royal Bank of Scotland PLC	10/22/13	822
USD	3,134,469	HKD	24,307,286	UBS AG	10/22/13	282
USD	7,795,361	JPY	773,660,000	Bank of America N.A.	10/22/13	(76,531)
USD	13,044,102	JPY	1,289,596,000	BNP Paribas S.A.	10/22/13	(77,374)
USD	194,484,614	JPY	19,286,903,000	BNP Paribas S.A.	10/22/13	(1,757,178)
USD	2,417,031	JPY	237,992,976	Citibank N.A.	10/22/13	(4,517)
USD	7,667,553	JPY	746,595,000	Citibank N.A.	10/22/13	71,044
USD	11,672,557	JPY	1,149,315,000	The Bank of New York Mellon	10/22/13	(21,577)
USD	8,568,935	MXN	108,791,000	Citibank N.A.	10/22/13	274,485
USD	16,091,405	MXN	206,106,755	Citibank N.A.	10/22/13	377,401
USD	674,135	MXN	8,653,000	Royal Bank of Scotland PLC	10/22/13	14,412
USD	622,176	MXN	7,951,000	UBS AG	10/22/13	15,976
USD	2,319,211	NOK	13,950,000	Bank of America N.A.	10/22/13	1,406
USD	8,551,238	NOK	52,653,000	BNP Paribas S.A.	10/22/13	(197,106)
USD	1,576,316	NOK	9,466,000	UBS AG	10/22/13	3,532
USD	453,103	SEK	2,981,000	BNP Paribas S.A.	10/22/13	(10,482)
USD	2,232,173	SEK	14,661,000	BNP Paribas S.A.	10/22/13	(47,805)
USD	4,060,962	SEK	26,753,000	BNP Paribas S.A.	10/22/13	(99,482)
USD	8,618,580	SEK	57,048,000	BNP Paribas S.A.	10/22/13	(253,137)
USD	10,749,857	SEK	70,346,000	BNP Paribas S.A.	10/22/13	(189,874)
USD	1,859,399	SEK	12,303,880	Citibank N.A.	10/22/13	(54,017)
USD	6,194,644	SEK	41,055,000	Citibank N.A.	10/22/13	(189,950)
USD	2,263,883	SEK	14,870,000	Royal Bank of Scotland PLC	10/22/13	(48,598)
USD	3,767,877	SGD	4,778,459	Citibank N.A.	10/22/13	(41,146)
USD	4,627,622	SGD	5,837,000	Credit Suisse International	10/22/13	(25,189)
ZAR	275,695,000	USD	27,076,021	Deutsche Bank AG	10/22/13	288,113
Total						$(25,274,070)

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$10,705,122	—	$10,705,122
Austria	—	22,409,472	—	22,409,472
Belgium	—	40,736,219	—	40,736,219
Brazil	$17,122,609	—	—	17,122,609
British Virgin Islands	9,445,826	—	—	9,445,826
Canada	7,239,260	—	—	7,239,260
China	37,769,850	13,330,277	—	51,100,127
France	—	255,286,159	—	255,286,159
Germany	—	76,567,697	—	76,567,697
Hong Kong	17,633,880	17,934,341	—	35,568,221
Indonesia	—	17,227,891	—	17,227,891
Ireland	13,851,737	44,443,406	—	58,295,143
Italy	—	36,475,205	—	36,475,205
Japan	—	217,452,583	—	217,452,583
Malaysia	—	6,187,455	—	6,187,455
Mexico	29,688,105	—	—	29,688,105
Netherlands	13,861,452	75,227,403	—	89,088,855
Nigeria	7,912,366	—	—	7,912,366
Norway	—	15,613,059	—	15,613,059
Russia	19,594,890	—	—	19,594,890
Singapore	—	16,493,065	—	16,493,065
South Korea	—	3,229,039	—	3,229,039
Spain	14,656,584	54,752,946	—	69,409,530
Sweden	—	69,282,505	—	69,282,505
Switzerland	—	156,397,692	—	156,397,692
Taiwan	—	12,452,848	—	12,452,848
Thailand	12,448,264	—	—	12,448,264
United Kingdom	132,553,855	238,042,875	—	370,596,730
United States	10,812,983	—	—	10,812,983
Warrants	155,067	—	—	155,067
Short-Term Securities	362,527	30,786,020	—	31,148,547
Total	$345,109,255	$1,431,033,279	—	$1,776,142,534

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	31

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$196	$11,684,602	—	$11,684,798
Liabilities:
Foreign currency exchange contracts	(1,967)	(36,956,901)	—	(36,958,868)
Total	$(1,771)	$(25,272,299)	—	$(25,274,070)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,259,143	—	—	$2,259,143
Liabilities:
Collateral on securities loaned at value	—	$(30,786,020)	—	(30,786,020)
Total	$2,259,143	$(30,786,020)	—	$(28,526,877)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment — 1.3%
QUALCOMM, Inc.	31,485	$2,120,830
Computers & Peripherals — 5.3%
3D Systems Corp. (a)(b)	15,600	842,244
Apple, Inc.	14,037	6,692,140
Seagate Technology PLC	31,600	1,382,184

		8,916,568
Diversified Telecommunication Services — 0.8%
8X8, Inc. (a)	100,700	1,014,049
RingCentral, Inc., Class A (a)	15,500	279,310

		1,293,359
Electronic Equipment, Instruments & Components — 0.4%
Tong Hsing Electronic Industries Ltd.	152,000	753,024
Internet & Catalog Retail — 8.5%
Amazon.com, Inc. (a)	16,750	5,236,720
Expedia, Inc.	22,400	1,160,096
priceline.com, Inc. (a)	4,790	4,842,451
RetailMeNot, Inc. (a)	26,400	939,048
Vipshop Holdings Ltd. — ADR (a)	39,300	2,232,240

		14,410,555
Internet Software & Services — 31.2%
21Vianet Group, Inc. — ADR (a)	335,590	5,533,879
Akamai Technologies, Inc. (a)	24,700	1,276,990
Cvent, Inc. (a)	26,965	948,359
DealerTrack Holdings, Inc. (a)	45,200	1,936,368
Demandware, Inc. (a)	29,100	1,348,203
E2open, Inc. (a)	51,668	1,157,363
eBay, Inc. (a)	75,900	4,234,461
Facebook, Inc., Class A (a)	154,500	7,762,080
Forgame Holdings Ltd. (a)	11,100	72,990
GMO internet, Inc.	83,900	1,097,145
Google, Inc., Class A (a)	9,083	7,955,891
Pandora Media, Inc. (a)	83,800	2,105,894
Qihoo 360 Technology Co. Ltd. — ADR (a)	18,300	1,522,560
Rocket Fuel, Inc. (a)	3,200	171,968
SINA Corp. (a)	59,550	4,833,674
SPS Commerce, Inc. (a)	17,200	1,151,024
Tencent Holdings Ltd.	38,700	2,035,178
Textura Corp. (a)	23,654	1,019,014
Xoom Corp. (a)	39,000	1,240,590
Yahoo!, Inc. (a)	28,600	948,376
Yandex NV (a)	54,100	1,970,322
YY, Inc. — ADR (a)	56,400	2,638,392

		52,960,721
IT Services — 14.5%
Alliance Data Systems Corp. (a)(b)	25,100	5,307,897
EPAM Systems, Inc. (a)	38,750	1,336,875
Euronet Worldwide, Inc. (a)	84,275	3,354,145
Fidelity National Information Services, Inc.	36,738	1,706,113
GMO Payment Gateway, Inc.	44,400	1,215,152
Jack Henry & Associates, Inc.	38,231	1,973,102
Luxoft Holding, Inc. (a)	49,400	1,307,618
Mastercard, Inc., Class A	4,100	2,758,398
QIWI PLC — ADR	49,900	1,559,874
Visa, Inc., Class A	21,300	4,070,430

		24,589,604
Machinery — 0.7%
Arcam AB (a)	11,400	1,140,585
Media — 0.5%
Imax Corp. (a)	29,200	883,008

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 0.4%
Solazyme, Inc. (a)(b)	69,300	$746,361
Semiconductors & Semiconductor Equipment — 10.9%
Aixtron SE (a)	96,790	1,633,708
Applied Materials, Inc.	50,500	885,770
ASML Holding NV	29,301	2,894,208
Avago Technologies Ltd.	42,399	1,828,245
Cavium, Inc. (a)(b)	52,300	2,154,760
Epistar Corp.	1,524,000	2,884,654
KLA-Tencor Corp.	16,585	1,009,197
NXP Semiconductor NV (a)	65,165	2,424,790
Xilinx, Inc.	60,100	2,816,286

		18,531,618
Software — 25.0%
Adobe Systems, Inc. (a)	44,800	2,326,912
CommVault Systems, Inc. (a)	15,518	1,362,946
Concur Technologies, Inc. (a)	24,090	2,661,945
Covisint Corp. (a)	14,200	181,618
Electronic Arts, Inc. (a)	49,900	1,274,945
Ellie Mae, Inc. (a)(b)	31,800	1,017,918
FireEye, Inc. (a)	10,300	427,759
Guidewire Software, Inc. (a)	46,030	2,168,473
Intuit, Inc.	38,500	2,552,935
Monitise PLC (a)	1,603,200	1,477,508
NetSuite, Inc. (a)	11,500	1,241,310
Proofpoint, Inc. (a)	82,010	2,634,161
Rally Software Development Corp. (a)	47,223	1,414,801
Salesforce.com, Inc. (a)	119,600	6,208,436
ServiceNow, Inc. (a)(b)	88,980	4,622,511
Splunk, Inc. (a)	34,200	2,053,368
Synopsys, Inc. (a)	51,100	1,926,470
Tableau Software, Inc., Class A (a)	21,150	1,506,726
Ultimate Software Group, Inc. (a)	7,600	1,120,240
WANdisco PLC (a)	149,300	2,743,330
Workday, Inc., Class A (a)	17,300	1,400,089

		42,324,401
Wireless Telecommunication Services — 0.5%
Softbank Corp.	12,400	861,149
Total Long-Term Investments (Cost — $123,697,723) — 100.0%		169,531,783

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	1,949,728	1,949,728

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (c)(d)(e)	$13,648	13,648,085
Total Short-Term Securities (Cost — $15,597,813) — 9.2%		15,597,813
Total Investments (Cost — $139,295,536) — 109.2%		185,129,596
Liabilities in Excess of Other Assets — (9.2)%		(15,542,381)

Net Assets — 100.0%		$169,587,215

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	33

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,845,906	(3,896,178)	1,949,728	$2,276
BlackRock Liquidity Series, LLC, Money Market Series	$17,744,216	$(4,096,131)	$13,648,085	$40,022

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	179,000	USD	288,380	BNP Paribas S.A.	10/01/13	$1,405
SEK	2,622,000	USD	408,645	Bank of America N.A.	10/01/13	(660)
HKD	571,000	USD	73,622	Deutsche Bank AG	10/03/13	(1)
EUR	470,000	USD	626,487	Citibank N.A.	10/22/13	9,387
USD	4,742,847	EUR	3,639,000	BNP Paribas S.A.	10/22/13	(180,440)
USD	122,275	GBP	81,000	Bank of America N.A.	10/22/13	(8,831)
USD	142,705	GBP	94,000	Bank of America N.A.	10/22/13	(9,444)
USD	288,332	GBP	179,000	BNP Paribas S.A.	10/22/13	(1,397)
USD	346,912	GBP	228,000	BNP Paribas S.A.	10/22/13	(22,130)
USD	1,274,627	GBP	844,000	BNP Paribas S.A.	10/22/13	(91,473)
USD	940,855	GBP	613,000	Credit Suisse International	10/22/13	(51,348)
USD	73,625	HKD	571,000	Deutsche Bank AG	10/22/13	—
USD	1,283,740	HKD	9,955,000	Royal Bank of Scotland PLC	10/22/13	140
USD	924,284	JPY	91,965,000	Barclays Bank PLC	10/22/13	(11,448)
USD	334,889	JPY	32,619,000	BNP Paribas S.A.	10/22/13	2,995
USD	733,120	JPY	72,200,000	Citibank N.A.	10/22/13	(1,506)
USD	853,522	JPY	84,042,036	Citibank N.A.	10/22/13	(1,595)
USD	408,442	SEK	2,622,000	Bank of America N.A.	10/22/13	687
USD	848,300	SEK	5,437,000	BNP Paribas S.A.	10/22/13	2,775
Total						$(362,884)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Communications Equipment	$2,120,830	—	—	$2,120,830
Computers & Peripherals	8,916,568	—	—	8,916,568
Diversified Telecommunication Services	1,293,359	—	—	1,293,359
Electronic Equipment, Instruments & Components	—	$753,024	—	753,024
Internet & Catalog Retail	14,410,555	—	—	14,410,555
Internet Software & Services	49,755,408	3,205,313	—	52,960,721
IT Services	23,374,452	1,215,152	—	24,589,604
Machinery	1,140,585	—	—	1,140,585
Media	883,008	—	—	883,008
Oil, Gas & Consumable Fuels	746,361	—	—	746,361
Semiconductors & Semiconductor Equipment	11,119,048	7,412,570	—	18,531,618
Software	40,846,893	1,477,508	—	42,324,401
Wireless Telecommunication Services	—	861,149	—	861,149
Short-Term Securities	1,949,728	13,648,085	—	15,597,813
Total	$156,556,795	$28,572,801	—	$185,129,596

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$1,405	$15,984	—	$17,389
Liabilities:
Foreign currency exchange contracts	(661)	(379,612)	—	(380,273)
Total	$744	$(363,628)	—	$(362,884)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$273,603	—	—	$273,603
Liabilities:
Collateral on securities loaned at value	—	$(13,648,085)	—	(13,648,085)
Total	$273,603	$(13,648,085)	—	$(13,374,482)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	35

Schedule of Investments September 30, 2013	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.4%
Triumph Group, Inc.	321,090	$22,546,940
Airlines — 0.4%
US Airways Group, Inc. (a)	335,950	6,369,612
Auto Components — 2.5%
Fox Factory Holding Corp. (a)	113,800	2,192,926
The Goodyear Tire & Rubber Co. (a)	405,850	9,111,333
Lear Corp.	150,660	10,782,736
TRW Automotive Holdings Corp. (a)	238,700	17,021,697

		39,108,692
Automobiles — 0.9%
Tesla Motors, Inc. (a)(b)	72,060	13,937,845
Biotechnology — 3.1%
BioMarin Pharmaceutical, Inc. (a)	129,500	9,352,490
Regeneron Pharmaceuticals, Inc. (a)	47,760	14,942,671
Seattle Genetics, Inc. (a)(b)	309,768	13,577,131
Vertex Pharmaceuticals, Inc. (a)	149,100	11,304,762

		49,177,054
Capital Markets — 2.5%
Invesco Ltd.	501,370	15,993,703
Virtus Investment Partners, Inc. (a)	39,700	6,456,808
WisdomTree Investments, Inc. (a)	1,459,290	16,942,357

		39,392,868
Chemicals — 3.7%
Axiall Corp.	431,240	16,296,560
Cytec Industries, Inc.	122,190	9,941,378
Eastman Chemical Co.	284,500	22,162,550
The Valspar Corp.	145,240	9,212,573

		57,613,061
Commercial Banks — 4.4%
BankUnited, Inc.	711,180	22,181,704
Regions Financial Corp.	1,729,080	16,011,281
SunTrust Banks, Inc.	580,730	18,827,267
Western Alliance Bancorp (a)(b)	631,286	11,950,244

		68,970,496
Computers & Peripherals — 0.5%
3D Systems Corp. (a)(b)	147,500	7,963,525
Containers & Packaging — 2.5%
Crown Holdings, Inc. (a)	467,950	19,784,926
Owens-Illinois, Inc. (a)	656,070	19,695,221

		39,480,147
Diversified Telecommunication Services — 0.2%
RingCentral, Inc., Class A (a)	143,400	2,584,068
Electric Utilities — 0.6%
Xcel Energy, Inc.	337,930	9,330,247
Electrical Equipment — 3.3%
Acuity Brands, Inc.	316,570	29,130,771
Roper Industries, Inc.	169,720	22,550,696

		51,681,467
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	100,380	7,767,404
Energy Equipment & Services — 2.1%
Geospace Technologies Corp. (a)(b)	190,030	16,019,529
Rowan Cos. PLC, Class A (a)	482,040	17,700,509

		33,720,038
Food Products — 3.4%
Annie’s, Inc. (a)	197,270	9,685,957

Common Stocks	Shares	Value
Food Products (concluded)
The Hain Celestial Group, Inc. (a)	173,901	$13,411,245
Hormel Foods Corp.	251,100	10,576,332
TreeHouse Foods, Inc. (a)	149,617	9,998,904
Tyson Foods, Inc., Class A	320,460	9,062,609

		52,735,047
Health Care Equipment & Supplies — 1.8%
Boston Scientific Corp. (a)	751,870	8,826,954
CareFusion Corp. (a)	203,910	7,524,279
The Cooper Cos., Inc.	93,770	12,161,031

		28,512,264
Health Care Providers & Services — 1.3%
HCA Holdings, Inc.	212,560	9,086,940
Premier, Inc., Class A (a)	23,700	751,290
Universal Health Services, Inc., Class B	139,390	10,452,856

		20,291,086
Hotels, Restaurants & Leisure — 0.6%
Diamond Resorts International, Inc. (a)	533,600	10,037,016
Household Durables — 3.4%
Jarden Corp. (a)	395,280	19,131,552
PulteGroup, Inc.	683,520	11,278,080
Toll Brothers, Inc. (a)	314,555	10,201,019
Whirlpool Corp.	68,460	10,025,282
William Lyon Homes, Class A (a)	132,000	2,682,240

		53,318,173
Household Products — 0.6%
Spectrum Brands Holdings, Inc.	137,390	9,045,758
Insurance — 4.9%
AON PLC (a)	156,540	11,652,838
Brown & Brown, Inc.	676,980	21,731,058
Fidelity National Financial, Inc., Class A	551,550	14,671,230
Genworth Financial, Inc., Class A (a)	1,386,800	17,737,172
Reinsurance Group of America, Inc.	169,520	11,356,145

		77,148,443
Internet & Catalog Retail — 0.6%
Expedia, Inc.	186,520	9,659,871
Internet Software & Services — 3.0%
Akamai Technologies, Inc. (a)(b)	199,120	10,294,504
ChannelAdvisor Corp. (a)(b)	221,166	8,101,311
Cvent, Inc. (a)	70,573	2,482,052
Marketo, Inc. (a)	100,600	3,207,128
Pandora Media, Inc. (a)	429,700	10,798,361
Rocket Fuel, Inc. (a)(b)	30,500	1,639,070
Textura Corp. (a)(b)	234,169	10,088,000

		46,610,426
IT Services — 3.2%
Alliance Data Systems Corp. (a)(b)	113,860	24,077,974
Euronet Worldwide, Inc. (a)	282,573	11,246,405
Fidelity National Information Services, Inc.	315,420	14,648,105

		49,972,484
Life Sciences Tools & Services — 1.6%
Illumina, Inc. (a)(b)	69,700	5,633,851
Thermo Fisher Scientific, Inc.	182,140	16,784,201
Waters Corp. (a)(b)	30,870	3,278,703

		25,696,755
Machinery — 4.0%
Actuant Corp., Class A	408,730	15,875,073
Crane Co.	206,400	12,728,688

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Flowserve Corp.	275,600	$17,194,684
Snap-On, Inc.	170,670	16,981,665

		62,780,110
Marine — 0.4%
Diana Shipping, Inc. (a)	473,400	5,713,938
Media — 4.0%
AMC Networks, Inc., Class A (a)	173,600	11,888,128
The Interpublic Group of Cos., Inc.	987,290	16,961,642
Liberty Global PLC, Class A (a)	185,670	14,732,915
The Madison Square Garden Co., Class A (a)	191,800	11,137,826
Sirius XM Radio, Inc.	2,029,700	7,854,939

		62,575,450
Multiline Retail — 0.5%
Nordstrom, Inc.	153,800	8,643,560
Multi-Utilities — 1.3%
Alliant Energy Corp.	219,120	10,857,396
Sempra Energy	120,670	10,329,352

		21,186,748
Oil, Gas & Consumable Fuels — 5.8%
Cabot Oil & Gas Corp.	593,500	22,149,420
Concho Resources, Inc. (a)(b)	136,480	14,850,389
Kosmos Energy Ltd. (a)	760,610	7,819,071
Oasis Petroleum, Inc. (a)	482,960	23,727,825
Pioneer Natural Resources Co.	117,670	22,216,096

		90,762,801
Paper & Forest Products — 1.2%
International Paper Co.	423,760	18,984,448
Pharmaceuticals — 0.6%
Mylan, Inc. (a)	227,600	8,687,492
Professional Services — 1.3%
Equifax, Inc.	340,360	20,370,546
Real Estate Investment Trusts (REITs) — 5.0%
Franklin Street Properties Corp.	413,212	5,264,321
Hospitality Properties Trust	632,740	17,906,542
Host Hotels & Resorts, Inc. (b)	1,038,300	18,346,761
RLJ Lodging Trust	749,650	17,609,279
Weyerhaeuser Co.	701,513	20,084,317

		79,211,220
Real Estate Management & Development — 2.4%
CBRE Group, Inc., Class A (a)	651,143	15,060,938
Kennedy-Wilson Holdings, Inc.	1,209,200	22,442,752

		37,503,690
Road & Rail — 1.7%
Hertz Global Holdings, Inc. (a)	629,046	13,939,659
Kansas City Southern	117,680	12,869,485

		26,809,144
Semiconductors & Semiconductor Equipment — 4.2%
Applied Materials, Inc.	493,400	8,654,236
Avago Technologies Ltd.	292,618	12,617,688

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Cavium, Inc. (a)(b)	254,250	$10,475,100
NXP Semiconductor NV (a)	249,190	9,272,360
Veeco Instruments, Inc. (a)	231,000	8,600,130
Xilinx, Inc.	343,890	16,114,685

		65,734,199
Software — 4.1%
ANSYS, Inc. (a)	103,999	8,997,993
Covisint Corp. (a)	132,100	1,689,559
FireEye, Inc. (a)	96,900	4,024,257
Rally Software Development Corp. (a)(b)	147,973	4,433,271
ServiceNow, Inc. (a)(b)	341,600	17,746,120
Splunk, Inc. (a)	331,390	19,896,656
Tableau Software, Inc., Class A (a)	104,500	7,444,580

		64,232,436
Specialty Retail — 2.3%
Abercrombie & Fitch Co., Class A	154,000	5,446,980
Genesco, Inc. (a)(b)	164,290	10,774,138
GNC Holdings, Inc., Class A	192,000	10,488,960
L Brands, Inc.	152,600	9,323,860

		36,033,938
Textiles, Apparel & Luxury Goods — 2.4%
PVH Corp.	147,330	17,486,598
Ralph Lauren Corp.	41,500	6,836,295
Sequential Brands Group, Inc. (Acquired 7/26/13, cost $13,750,000) (a)(c)	2,500,000	13,062,500

		37,385,393
Trading Companies & Distributors — 1.1%
United Rentals, Inc. (a)(b)	286,037	16,673,097
Wireless Telecommunication Services — 2.2%
SBA Communications Corp., Class A (a)(b)	319,130	25,677,200
Telephone & Data Systems, Inc.	294,000	8,687,700

		34,364,900
Total Long-Term Investments (Cost — $1,126,499,680) — 97.5%		1,530,323,897

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	47,610,474	47,610,474

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (d)(e)(f)	$185,313	185,313,336
Total Short-Term Securities (Cost — $232,923,810) — 14.8%		232,923,810
Total Investments (Cost — $1,359,423,490) — 112.3%		1,763,247,707
Liabilities in Excess of Other Assets — (12.3)%		(193,800,740)

Net Assets — 100.0%		$1,569,446,967

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held 0.8% of its net assets, with a current value of $13,062,500 and an original cost of $13,750,000, in this security.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	37

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	47,610,474	47,610,474	$29,601
BlackRock Liquidity Series, LLC, Money Market Series	$327,377,250	$(142,063,914)	$185,313,336	$1,850,252

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,517,261,397	—	$13,062,500	$1,530,323,897
Short-Term Securities	47,610,474	$185,313,336	—	232,923,810
Total	$1,564,871,871	$185,313,336	$13,062,500	$1,763,247,707

[1] See above Schedule of Investments for values in each industry excluding Level 3, Textiles, Apparel & Luxury Goods, within the table.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Collateral on securities loaned at value	—	$(185,313,336)	—	$(185,313,336)
Total	—	$(185,313,336)	—	$(185,313,336)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Statements of Assets and Liabilities

September 30, 2013	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$343,628,803	$3,048,692,738	$1,744,993,987	$169,531,783	$1,530,323,897
Investments at value — affiliated[3]	4,000,210	240,905,815	31,148,547	15,597,813	232,923,810
Cash	—	264	—	—	—
Foreign currency at value[4]	41,036	1,053,228	2,259,143	273,603	—
Investments sold receivable	—	12,286,463	2,000,930	—	190,222
Unrealized appreciation on foreign currency exchange contracts	1,738,387	7,184,583	11,684,798	17,389	—
Capital shares sold receivable	146,458	6,300,808	1,988,843	120,177	985,949
Dividends receivable — unaffiliated	584,186	3,559,083	5,470,313	32,265	1,087,603
Dividends receivable — affiliated	26	1,744	242	43	1,448
Receivable from Manager	19,968	—	—	1,262	9,901
Securities lending income receivable — affiliated	7,663	28,339	50,860	15,008	54,664
Prepaid expenses	16,756	95,010	64,109	25,699	32,590

Total assets	350,183,493	3,320,108,075	1,799,661,772	185,615,042	1,765,610,084

Liabilities
Collateral on securities loaned at value	3,939,993	189,308,224	30,786,020	13,648,085	185,313,336
Investments purchased payable	661,477	21,437,238	1,631,702	1,114,324	3,825,100
Unrealized depreciation on foreign currency exchange contracts	3,485,550	20,909,126	36,958,868	380,273	—
Capital shares redeemed payable	1,809,948	5,831,766	3,172,431	503,142	4,053,406
Investment advisory fees payable	250,334	1,755,939	1,381,599	122,070	1,150,318
Service and distribution fees payable	98,570	855,389	289,454	46,036	320,528
Other affiliates payable	21,778	209,131	184,030	12,740	204,115
Officer’s and Trustees’ fees payable	3,052	19,366	12,874	1,771	12,832
Other accrued expenses payable	268,306	1,082,755	983,536	199,386	1,283,482

Total liabilities	10,539,008	241,408,934	75,400,514	16,027,827	196,163,117

Net Assets	$339,644,485	$3,078,699,141	$1,724,261,258	$169,587,215	$1,569,446,967

Net Assets Consist of
Paid-in capital	$411,265,080	$2,055,138,161	$1,445,829,075	$168,388,675	$873,925,683
Undistributed (accumulated) net investment income (loss)	1,302,703	13,635,148	22,384,370	(1,036,928)	—
Accumulated net realized gain (loss)	(127,335,757)	228,884,883	(3,723,482)	(43,240,155)	291,697,067
Net unrealized appreciation/depreciation	54,412,459	781,040,949	259,771,295	45,475,623	403,824,217

Net Assets	$339,644,485	$3,078,699,141	$1,724,261,258	$169,587,215	$1,569,446,967

[1] Investments at cost — unaffiliated	$287,478,509	$2,254,051,785	$1,460,146,683	$123,697,723	$1,126,499,680
[2] Securities loaned at value	3,824,818	$183,522,373	$29,179,884	$13,403,258	$181,853,512
[3] Investments at cost — affiliated	$4,000,210	$240,905,815	$31,148,547	$15,597,813	$232,923,810
[4] Foreign currency at cost	$40,970	$1,052,237	$2,286,650	$266,482	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	39

Statements of Assets and Liabilities (concluded)

September 30, 2013	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Net Asset Value
Institutional
Net assets	$63,182,411	$748,148,409	$775,659,296	$36,217,769	$676,540,383

Shares outstanding[1]	4,706,861	17,302,960	20,103,532	2,951,160	14,766,534

Net asset value	$13.42	$43.24	$38.58	$12.27	$45.82

Service
Net assets	—	$23,034,617	$40,885,340	$869,422	$155,413,551

Shares outstanding[1]	—	548,200	1,100,109	73,623	3,555,101

Net asset value	—	$42.02	$37.16	$11.81	$43.72

Investor A
Net assets	$202,342,805	$1,641,025,872	$753,074,287	$97,436,738	$512,223,954

Shares outstanding[1]	15,196,249	39,148,922	20,461,981	8,390,979	11,847,982

Net asset value	$13.32	$41.92	$36.80	$11.61	$43.23

Investor B
Net assets	$4,254,416	$39,048,085	$6,506,826	$2,274,842	$13,106,663

Shares outstanding[1]	327,411	1,001,420	189,857	218,381	341,452

Net asset value	$12.99	$38.99	$34.27	$10.42	$38.39

Investor C
Net assets	$55,494,263	$596,122,672	$148,135,509	$28,233,883	$212,162,416

Shares outstanding[1]	4,288,188	15,377,493	4,366,030	2,717,235	5,518,902

Net asset value	$12.94	$38.77	$33.93	$10.39	$38.44

Class R
Net assets	$14,370,590	$31,319,486	—	$4,554,561	—

Shares outstanding[1]	1,082,419	752,431	—	383,887	—

Net asset value	$13.28	$41.62	—	$11.86	—

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Statements of Operations

Year Ended September 30, 2013	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Investment Income
Dividends — unaffiliated	$6,434,071	$36,500,563	$47,221,058	$1,580,251	$21,379,063
Dividends — affiliated	2,146	43,154	6,790	2,276	29,601
Foreign taxes withheld	(308,671)	(1,556,618)	(3,343,158)	(29,400)	—
Other Income — affiliated	98,039	—	—	—	—
Securities lending — affiliated — net	14,966	338,965	180,256	40,022	1,850,252

Total income	6,240,551	35,326,064	44,064,946	1,593,149	23,258,916

Expenses
Investment advisory	2,964,359	17,186,747	16,934,315	1,396,614	19,788,522
Service and distribution — class specific	1,149,568	8,351,487	3,491,288	533,244	3,947,909
Transfer agent — class specific	528,168	3,281,949	2,824,812	575,481	3,390,932
Administration	247,030	1,469,316	1,101,460	116,384	1,160,825
Administration — class specific	82,420	484,149	379,702	38,839	407,084
Custodian	72,658	126,362	92,207	16,301	88,734
Professional	68,130	57,431	81,856	57,590	74,732
Registration	59,391	131,529	94,864	72,656	105,781
Printing	19,241	123,233	95,551	10,403	62,331
Officer and Trustees	13,215	76,152	56,225	7,398	51,085
Miscellaneous	37,014	61,041	74,214	25,291	54,430
Recoupment of past waived fees	—	—	—	150	—
Recoupment of past waived fees — class specific	730	1,275	50,179	2,896	2,202

Total expenses	5,241,924	31,350,671	25,276,673	2,853,247	29,134,567
Less fees waived by Manager	(15,879)	(41,250)	(6,174)	(1,546)	(2,818,685)
Less administration fees waived — class specific	(80,142)	—	(1,712)	(15,628)	(195,823)
Less transfer agent fees waived — class specific	(11,352)	—	(28)	(12,009)	(916)
Less transfer agent fees reimbursed — class specific	(378,765)	—	(209)	(37,840)	(1,694,519)

Total expenses after fees waived and reimbursed	4,755,786	31,309,421	25,268,550	2,786,224	24,424,624

Net investment income (loss)	1,484,765	4,016,643	18,796,396	(1,193,075)	(1,165,708)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	43,920,566 [1]	285,481,118	197,003,658	9,991,634	471,743,933
Options written	—	1,574,955	—	—	221,866
Financial futures contracts	—	—	—	—	4,341,128
Foreign currency transactions	(1,515,494)	1,563,871	(11,721,922)	(227,049)	(196,612)

	42,405,072	288,619,944	185,281,736	9,764,585	476,110,315

Net change in unrealized appreciation/depreciation on:
Investments	22,459,983	409,040,750	120,872,927	22,033,813	(17,783,446)
Foreign currency translations	(1,333,363)	(5,567,866)	(18,333,965)	(143,783)	199,777

	21,126,620	403,472,884	102,538,962	21,890,030	(17,583,669)

Total realized and unrealized gain	63,531,692	692,092,828	287,820,698	31,654,615	458,526,646

Net Increase in Net Assets Resulting from Operations	$65,016,457	$696,109,471	$306,617,094	$30,461,540	$457,360,938

[1]	Net of $(3,344) foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	41

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$1,484,765	$3,268,886	$4,016,643	$1,273,319
Net realized gain (loss)	42,405,072	(14,765,031)	288,619,944	101,616,114
Net change in unrealized appreciation/depreciation	21,126,620	73,417,514	403,472,884	306,983,456

Net increase in net assets resulting from operations	65,016,457	61,921,369	696,109,471	409,872,889

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(718,206)	(118,127)	(2,499,090)	—
Service	—	—	(44,478)	—
Investor A	(1,967,914)	(283,735)	(3,119,552)	—
Investor B	(4,918)	—	—	—
Investor C	(104,581)	—	(1,211)	—
Class R	(104,371)	(4,925)	(11,171)	—
Net realized gain:
Institutional	—	—	(30,594,431)	(18,534,663)
Service	—	—	(1,018,612)	(758,372)
Investor A	—	—	(67,678,578)	(44,254,751)
Investor B	—	—	(2,559,474)	(2,120,280)
Investor C	—	—	(26,229,484)	(15,906,640)
Class R	—	—	(1,006,211)	(527,704)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,899,990)	(406,787)	(134,762,292)	(82,102,410)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(47,329,070)	(86,077,748)	570,833,474	34,317,071

Net Assets
Total increase (decrease) in net assets	14,787,397	(24,563,166)	1,132,180,653	362,087,550
Beginning of year	324,857,088	349,420,254	1,946,518,488	1,584,430,938

End of year	$339,644,485	$324,857,088	$3,078,699,141	$1,946,518,488

Undistributed net investment income, end of year	$1,302,703	$3,037,693	$13,635,148	$13,730,136

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012	2013	2012

Operations
Net investment income (loss)	$18,796,396	$28,229,234	$(1,193,075)	$(1,925,328)	$(1,165,708)	$7,510,396
Net realized gain (loss)	185,281,736	(103,786,228)	9,764,585	11,547,274	476,110,315	(5,377,254)
Net change in unrealized appreciation/depreciation	102,538,962	354,862,697	21,890,030	17,016,090	(17,583,669)	600,566,926

Net increase in net assets resulting from operations	306,617,094	279,305,703	30,461,540	26,638,036	457,360,938	602,700,068

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(13,286,367)	(16,930,123)	—	—	(10,774,061)	—
Service	(559,333)	(747,975)	—	—	(397,297)	—
Investor A	(10,010,464)	(13,129,458)	—	—	(828,656)	—
Investor B	(51,463)	(122,493)	—	—	—	—
Investor C	(1,092,382)	(1,570,033)	—	—	—	—
Net realized gain:
Institutional	—	—	—	—	(25,442,679)	(200,665,343)
Service	—	—	—	—	(3,450,902)	(20,074,027)
Investor A	—	—	—	—	(12,518,844)	(94,447,430)
Investor B	—	—	—	—	(304,395)	(1,740,672)
Investor C	—	—	—	—	(5,116,563)	(31,519,270)

Decrease in net assets resulting from dividends and distributions to shareholders	(25,000,009)	(32,500,082)	—	—	(58,833,397)	(348,446,742)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(255,326,514)	(277,626,222)	(35,823,712)	(27,451,915)	(1,133,474,361)	(1,224,644,158)

Net Assets
Total increase (decrease) in net assets	26,290,571	(30,820,601)	(5,362,172)	(813,879)	(734,946,820)	(970,390,832)
Beginning of year	1,697,970,687	1,728,791,288	174,949,387	175,763,266	2,304,393,787	3,274,784,619

End of year	$1,724,261,258	$1,697,970,687	$169,587,215	$174,949,387	$1,569,446,967	$2,304,393,787

Undistributed (accumulated) net investment income (loss), end of year	$22,384,370	$25,693,670	$(1,036,928)	$(879,149)	—	$6,744,357

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	43

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.11	$9.32	$10.52	$10.13	$9.96

Net investment income[1]	0.10	0.14	0.08	0.06	0.06
Net realized and unrealized gain (loss)	2.36	1.67	(1.20)[2]	0.48 [2]	0.12 [2]

Net increase (decrease) from investment operations	2.46	1.81	(1.12)	0.54	0.18

Dividends from net investment income[3]	(0.15)	(0.02)	(0.08)	(0.15)	(0.01)

Net asset value, end of year	$13.42	$11.11	$9.32	$10.52	$10.13

Total Investment Return[4]
Based on net asset value	22.40%	19.45%	(10.81)%[5]	5.32%[5]	1.78%[5]

Ratios to Average Net Assets

Total expenses	1.22%	1.25%	1.53%	1.43%	1.50%

Total expenses excluding recoupment of past waived fees	1.22%	1.25%	1.52%	1.42%	1.49%

Total expenses after fees waived, reimbursed and paid indirectly	1.06%	1.06%	1.34%	1.37%	1.36%

Net investment income	0.83%	1.35%	0.68%	0.64%	0.70%

Supplemental Data
Net assets, end of year (000)	$63,182	$54,448	$58,793	$21,699	$16,971

Portfolio turnover	149%	122%	137%	146%	190%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.02	$9.26	$10.45	$10.08	$9.92	$10.75	$9.10	$10.31	$9.93	$9.83

Net investment income (loss)[1]	0.07	0.11	0.05	0.03	0.04	(0.03)	0.02	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	2.35	1.66	(1.20)[2]	0.46 [2]	0.12 [2]	2.28	1.63	(1.17)[2]	0.45 [2]	0.12 [2]

Net increase (decrease) from investment operations	2.42	1.77	(1.15)	0.49	0.16	2.25	1.65	(1.21)	0.41	0.10

Dividends from net investment income[3]	(0.12)	(0.01)	(0.04)	(0.12)	—	(0.01)	—	—	(0.03)	—

Net asset value, end of year	$13.32	$11.02	$9.26	$10.45	$10.08	$12.99	$10.75	$9.10	$10.31	$9.93

Total Investment Return[4]
Based on net asset value	22.14%	19.16%	(11.11)%[5]	4.92%[5]	1.61%[5]	20.95%	18.13%	(11.74)%[5]	4.09%[5]	1.02%[5]

Ratios to Average Net Assets
Total expenses	1.48%	1.52%	1.76%	1.72%	1.81%	2.19%	2.21%	2.56%	2.45%	2.65%

Total expenses excluding recoupment of past waived fees	1.48%	1.52%	1.74%	1.70%	1.80%	2.19%	2.20%	2.53%	2.45%	2.63%

Total expenses after fees waived, reimbursed and paid indirectly	1.33%	1.33%	1.61%	1.67%	1.66%	2.18%	2.18%	2.42%	2.43%	2.42%

Net investment income (loss)	0.56%	1.06%	0.42%	0.32%	0.49%	(0.29)%	0.21%	(0.39)%	(0.44)%	(0.25)%

Supplemental Data
Net assets, end of year (000)	$202,343	$195,961	$210,299	$39,280	$45,110	$4,254	$5,412	$6,750	$3,617	$4,351

Portfolio turnover	149%	122%	137%	146%	190%	149%	122%	137%	146%	190%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	45

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,		Period September 12, 2011[1] to September 30, 2011
	2013	2012	2011	2010	2009	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.71	$9.06	$10.27	$9.91	$9.82	$10.99	$9.26	$9.76

Net investment income (loss)[2]	(0.03)	0.03	(0.04)	(0.04)	(0.02)	0.02	0.08	0.00 [3]
Net realized and unrealized gain (loss)	2.28	1.62	(1.17)[4]	0.45 [4]	0.11 [4]	2.35	1.65	(0.50)[4]

Net increase (decrease) from investment operations	2.25	1.65	(1.21)	0.41	0.09	2.37	1.73	(0.50)

Dividends from net investment income[6]	(0.02)	—	—	(0.05)	—	(0.08)	(0.00)[5]	—

Net asset value, end of period	$12.94	$10.71	$9.06	$10.27	$9.91	$13.28	$10.99	$9.26

Total Investment Return[7]
Based on net asset value	21.07%	18.21%	(11.78)%[8]	4.13%[8]	0.92%[8]	21.71%	18.72%	(4.83)%[8,9]

Ratios to Average Net Assets
Total expenses	2.28%	2.32%	2.59%	2.49%	2.62%	1.81%	1.80%	1.98%[10]

Total expenses excluding recoupment of past waived fees	2.28%	2.32%	2.57%	2.49%	2.62%	1.80%	1.79%	1.98%[10]

Total expenses after fees waived, reimbursed and paid indirectly	2.14%	2.14%	2.42%	2.44%	2.42%	1.72%	1.65%	1.72%[10]

Net investment income (loss)	(0.25)%	0.26%	(0.38)%	(0.40)%	(0.26)%	0.18%	0.74%	0.23%[10]

Supplemental Data
Net assets, end of period (000)	$55,494	$54,332	$58,687	$19,554	$16,348	$14,371	$14,704	$14,891

Portfolio turnover	149%	122%	137%	146%	190%	149%	122%	137%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Amount is greater than $(0.005) per share.

[6]	Dividends are determined in accordance with federal income tax regulations.

[7]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Aggregate total investment return.

[10]	Annualized.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$34.62	$28.77	$28.92	$26.29	$28.77	$33.72	$28.05	$28.22	$25.74	$28.20

Net investment income (loss)[1]	0.20	0.15	0.02	0.06	0.08	0.09	0.05	(0.07)	(0.03)	0.01
Net realized and unrealized gain (loss)	10.82	7.26	1.23 [2]	2.57 [2]	(0.14)[2]	10.53	7.10	1.19 [2]	2.51 [2]	(0.14)[2]

Net increase (decrease) from investment operations	11.02	7.41	1.25	2.63	(0.06)	10.62	7.15	1.12	2.48	(0.13)

Dividends and distributions from:[3]
Net investment income	(0.18)	—	(0.05)	—	—	(0.10)	—	—	—	—
Net realized gain	(2.22)	(1.56)	(1.35)	—	(2.42)	(2.22)	(1.48)	(1.29)	—	(2.33)

Total dividends and distributions	(2.40)	(1.56)	(1.40)	—	(2.42)	(2.32)	(1.48)	(1.29)	—	(2.33)

Net asset value, end of year	$43.24	$34.62	$28.77	$28.92	$26.29	$42.02	$33.72	$28.05	$28.22	$25.74

Total Investment Return[4]
Based on net asset value	34.07%	27.06%	4.41%[5]	10.00%[5,6]	1.91%[5]	33.68%	26.73%	4.04%[5]	9.64%[5,6]	1.59%[5]

Ratios to Average Net Assets
Total expenses	0.94%	0.98%	1.00%	1.00%	1.03%	1.23%	1.28%	1.32%	1.33%	1.37%

Total expenses excluding recoupment of past waived fees	0.94%	0.98%	1.00%	1.00%	1.03%	1.23%	1.28%	1.31%	1.33%	1.35%

Total expenses after fees waived, reimbursed and paid indirectly	0.94%	0.98%	1.00%	1.00%	1.03%	1.23%	1.28%	1.31%	1.32%	1.36%

Net investment income (loss)	0.54%	0.47%	0.07%	0.21%	0.36%	0.25%	0.18%	(0.24)%	(0.12)%	0.03%

Supplemental Data
Net assets, end of year (000)	$748,148	$473,193	$362,292	$232,697	$171,607	$23,035	$14,921	$13,478	$11,704	$8,110

Portfolio turnover	94%	135%	135%	184%	153%	94%	135%	135%	184%	153%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	47

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$33.64	$28.00	$28.18	$25.69	$28.14	$31.46	$26.26	$26.39	$24.25	$26.73

Net investment income (loss)[1]	0.09	0.05	(0.07)	(0.03)	0.01	(0.17)	(0.17)	(0.28)	(0.23)	(0.17)
Net realized and unrealized gain (loss)	10.51	7.07	1.19 [2]	2.52 [2]	(0.15)[2]	9.79	6.63	1.14 [2]	2.37 [2]	(0.16)[2]

Net increase (decrease) from investment operations	10.60	7.12	1.12	2.49	(0.14)	9.62	6.46	0.86	2.14	(0.33)

Dividends and distributions from:[3]
Net investment income	(0.10)	—	—	—	—	—	—	—	—	—
Net realized gain	(2.22)	(1.48)	(1.30)	—	(2.31)	(2.09)	(1.26)	(0.99)	—	(2.15)

Total dividends and distributions	(2.32)	(1.48)	(1.30)	—	(2.31)	(2.09)	(1.26)	(0.99)	—	(2.15)

Net asset value, end of year	$41.92	$33.64	$28.00	$28.18	$25.69	$38.99	$31.46	$26.26	$26.39	$24.25

Total Investment Return[4]
Based on net asset value	33.73%	26.68%	4.03%[5]	9.69%[5,6]	1.57%[5]	32.63%	25.70%	3.27%[5]	8.82%[5,6]	0.73%[5]

Ratios to Average Net Assets
Total expenses	1.22%	1.29%	1.31%	1.31%	1.37%	2.02%	2.07%	2.06%	2.10%	2.20%

Total expenses excluding recoupment of past waived fees	1.22%	1.29%	1.31%	1.31%	1.37%	2.02%	2.07%	2.06%	2.10%	2.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.21%	1.28%	1.31%	1.31%	1.37%	2.02%	2.07%	2.06%	2.09%	2.20%

Net investment income (loss)	0.26%	0.17%	(0.24)%	(0.11)%	0.02%	(0.51)%	(0.59)%	(0.99)%	(0.88)%	(0.80)%

Supplemental Data
Net assets, end of year (000)	$1,641,026	$1,018,429	$825,046	$682,857	$478,273	$39,048	$40,452	$46,180	$47,855	$57,835

Portfolio turnover	94%	135%	135%	184%	153%	94%	135%	135%	184%	153%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,		Period September 12, 2011[1] to September 30, 2011
	2013	2012	2011	2010	2009	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$31.34	$26.18	$26.37	$24.22	$26.70	$33.46	$28.00	$28.19

Net investment loss[2]	(0.16)	(0.16)	(0.27)	(0.21)	(0.15)	(0.03)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	9.74	6.62	1.14 [3]	2.36 [3]	(0.16)[3]	10.43	7.05	(0.18)[3]

Net increase (decrease) from investment operations	9.58	6.46	0.87	2.15	(0.31)	10.40	6.98	(0.19)

Dividends and distributions from:[4]
Net investment income	(0.00)[5]	—	—	—	—	(0.02)	—	—
Net realized gain	(2.15)	(1.30)	(1.06)	—	(2.17)	(2.22)	(1.52)	—

Total dividends and distributions	(2.15)	(1.30)	(1.06)	—	(2.17)	(2.24)	(1.52)	—

Net asset value, end of period	$38.77	$31.34	$26.18	$26.37	$24.22	$41.62	$33.46	$28.00

Total Investment Return[6]
Based on net asset value	32.71%	25.80%	3.32%[7]	8.88%[7,8]	0.81%[7]	33.21%	26.17%	(0.64)%[7,9]

Ratios to Average Net Assets
Total expenses	1.95%	2.01%	2.02%	2.04%	2.09%	1.55%	1.70%	1.75%[10]

Total expenses excluding recoupment of past waived fees	1.95%	2.01%	2.02%	2.04%	2.09%	1.54%	1.70%	1.75%[10]

Total expenses after fees waived, reimbursed and paid indirectly	1.95%	2.01%	2.02%	2.04%	2.09%	1.55%	1.68%	1.75%[10]

Net investment loss	(0.48)%	(0.55)%	(0.95)%	(0.83)%	(0.70)%	(0.09)%	(0.24)%	(0.82)%[10]

Supplemental Data
Net assets, end of period (000)	$596,123	$384,910	$327,855	$285,428	$255,340	$31,319	$14,613	$9,580

Portfolio turnover	94%	135%	135%	184%	153%	94%	135%	135%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[9]	Aggregate total investment return.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	49

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$32.82	$28.37	$32.76	$31.36	$29.44	$31.62	$27.34	$31.58	$30.26	$28.36

Net investment income[1]	0.48	0.56	0.49	0.28	0.34	0.26	0.39	0.34	0.16	0.27
Net realized and unrealized gain (loss)	5.84	4.49	(4.52)[2]	1.58 [2]	1.68 [2]	5.67	4.33	(4.37)[2]	1.53 [2]	1.63 [2]

Net increase (decrease) from investment operations	6.32	5.05	(4.03)	1.86	2.02	5.93	4.72	(4.03)	1.69	1.90

Dividends from net investment income[3]	(0.56)	(0.60)	(0.36)	(0.46)	(0.10)	(0.39)	(0.44)	(0.21)	(0.37)	—

Net asset value, end of year	$38.58	$32.82	$28.37	$32.76	$31.36	$37.16	$31.62	$27.34	$31.58	$30.26

Total Investment Return[4]
Based on net asset value	19.50%	18.08%	(12.50)%[5]	5.99%[5]	6.99%[5]	18.93%	17.48%	(12.88)%[5]	5.63%[5]	6.70%[5]

Ratios to Average Net Assets
Total expenses	1.23%	1.29%	1.26%	1.35%	1.45%	1.71%	1.90%	1.66%	1.72%	1.75%

Total expenses excluding recoupment of past waived fees	1.23%	1.29%	1.26%	1.34%	1.45%	1.60%	1.90%	1.66%	1.69%	1.73%

Total expenses after fees waived, reimbursed and paid indirectly	1.23%	1.29%	1.26%	1.35%	1.43%	1.71%	1.80%	1.65%	1.72%	1.70%

Net investment income	1.34%	1.83%	1.41%	0.91%	1.36%	0.76%	1.31%	1.02%	0.53%	1.13%

Supplemental Data
Net assets, end of year (000)	$775,659	$798,205	$792,695	$802,167	$673,420	$40,885	$47,598	$47,846	$70,365	$83,093

Portfolio turnover	157%	99%	116%	116%	143%	157%	99%	116%	116%	143%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$31.33	$27.10	$31.33	$30.02	$28.14	$29.15	$25.18	$29.10	$27.83	$26.29

Net investment income (loss)[1]	0.35	0.45	0.39	0.21	0.27	0.02	0.16	0.10	(0.05)	0.09
Net realized and unrealized gain (loss)	5.59	4.30	(4.34)[2]	1.50 [2]	1.62 [2]	5.25	4.03	(4.01)[2]	1.42 [2]	1.45 [2]

Net increase (decrease) from investment operations	5.94	4.75	(3.95)	1.71	1.89	5.27	4.19	(3.91)	1.37	1.54

Dividends from net investment income[3]	(0.47)	(0.52)	(0.28)	(0.40)	(0.01)	(0.15)	(0.22)	(0.01)	(0.10)	—

Net asset value, end of year	$36.80	$31.33	$27.10	$31.33	$30.02	$34.27	$29.15	$25.18	$29.10	$27.83

Total Investment Return[4]
Based on net asset value	19.16%	17.74%	(12.77)%[5]	5.73%[5]	6.73%[5]	18.15%	16.72%	(13.45)%[5]	4.92%[5]	5.86%[5]

Ratios to Average Net Assets
Total expenses	1.52%	1.57%	1.54%	1.59%	1.68%	2.40%	2.41%	2.32%	2.38%	2.49%

Total expenses excluding recoupment of past waived fees	1.52%	1.57%	1.54%	1.59%	1.68%	2.40%	2.41%	2.32%	2.38%	2.49%

Total expenses after fees waived, reimbursed and paid indirectly	1.52%	1.57%	1.53%	1.59%	1.68%	2.40%	2.41%	2.32%	2.38%	2.49%

Net investment income (loss)	1.02%	1.52%	1.16%	0.72%	1.15%	0.06%	0.60%	0.34%	(0.18)%	0.41%

Supplemental Data
Net assets, end of year (000)	$753,074	$692,445	$703,201	$794,034	$604,283	$6,507	$10,813	$15,568	$25,080	$33,094

Portfolio turnover	157%	99%	116%	116%	143%	157%	99%	116%	116%	143%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	51

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$28.91	$24.98	$28.92	$27.74	$26.21

Net investment income (loss)[1]	0.07	0.20	0.11	(0.02)	0.08
Net realized and unrealized gain (loss)	5.17	3.98	(3.98)[2]	1.39 [2]	1.45 [2]

Net increase (decrease) from investment operations	5.24	4.18	(3.87)	1.37	1.53

Dividends from net investment income[3]	(0.22)	(0.25)	(0.07)	(0.19)	—

Net asset value, end of year	$33.93	$28.91	$24.98	$28.92	$27.74

Total Investment Return[4]
Based on net asset value	18.25%	16.83%	(13.44)%[5]	4.95%[5]	5.84%[5]

Ratios to Average Net Assets
Total expenses	2.30%	2.34%	2.31%	2.36%	2.49%

Total expenses excluding recoupment of past waived fees	2.30%	2.34%	2.31%	2.36%	2.49%

Total expenses after fees waived, reimbursed and paid indirectly	2.30%	2.34%	2.31%	2.36%	2.48%

Net investment income (loss)	0.24%	0.73%	0.37%	(0.06)%	0.38%

Supplemental Data
Net assets, end of year (000)	$148,136	$148,910	$169,481	$224,958	$187,246

Portfolio turnover	157%	99%	116%	116%	143%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.01	$8.61	$9.02	$7.79	$6.98	$9.66	$8.32	$8.72	$7.56	$6.80

Net investment loss[1]	(0.03)	(0.06)	(0.06)	(0.05)	(0.02)	(0.05)	(0.08)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	2.29	1.46	(0.35)[2]	1.28 [2]	0.83 [2]	2.20	1.42	(0.33)[2]	1.24 [2]	0.80 [2]

Net increase (decrease) from investment operations	2.26	1.40	(0.41)	1.23	0.81	2.15	1.34	(0.40)	1.16	0.76

Net asset value, end of year	$12.27	$10.01	$8.61	$9.02	$7.79	$11.81	$9.66	$8.32	$8.72	$7.56

Total Investment Return[3]
Based on net asset value	22.58%	16.26%	(4.55)%[4]	15.79%[4,5]	11.60%[4,6]	22.26%	16.11%	(4.59)%[4]	15.34%[4,7]	11.18%[4,8]

Ratios to Average Net Assets
Total expenses	1.50%	1.45%	1.46%	1.55%	1.90%	1.56%	1.57%	1.55%	1.76%	1.96%

Total expenses excluding recoupment of past waived fees	1.49%	1.44%	1.46%	1.55%	1.90%	1.56%	1.56%	1.54%	1.67%	1.96%

Total expenses after fees waived, reimbursed and paid indirectly	1.36%	1.39%	1.39%	1.39%	1.36%	1.56%	1.57%	1.53%	1.74%	1.75%

Net investment loss	(0.34)%	(0.63)%	(0.60)%	(0.59)%	(0.27)%	(0.54)%	(0.81)%	(0.74)%	(0.94)%	(0.71)%

Supplemental Data
Net assets, end of year (000)	$36,218	$34,022	$33,982	$33,135	$27,013	$869	$944	$851	$659	$193

Portfolio turnover	86%	320%	103%	97%	158%	86%	320%	103%	97%	158%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 9.03%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.53%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	53

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.51	$8.21	$8.62	$7.48	$6.73	$8.60	$7.48	$7.93	$6.94	$6.30

Net investment loss[1]	(0.06)	(0.09)	(0.09)	(0.08)	(0.04)	(0.13)	(0.15)	(0.16)	(0.14)	(0.08)
Net realized and unrealized gain (loss)	2.16	1.39	(0.32)[2]	1.22 [2]	0.79 [2]	1.95	1.27	(0.29)[2]	1.13 [2]	0.72 [2]

Net increase (decrease) from investment operations	2.10	1.30	(0.41)	1.14	0.75	1.82	1.12	(0.45)	0.99	0.64

Net asset value, end of year	$11.61	$9.51	$8.21	$8.62	$7.48	$10.42	$8.60	$7.48	$7.93	$6.94

Total Investment Return[3]
Based on net asset value	22.08%	15.84%	(4.76)%[4]	15.24%[4,5]	11.14%[4,6]	21.16%	14.97%	(5.68)%[4]	14.27%[4,7]	10.16%[4,8]

Ratios to Average Net Assets
Total expenses	1.72%	1.72%	1.79%	1.82%	2.24%	2.50%	2.52%	2.67%	2.70%	3.13%

Total expenses excluding recoupment of past waived fees	1.72%	1.70%	1.71%	1.81%	2.24%	2.50%	2.52%	2.44%	2.65%	3.00%

Total expenses after fees waived, reimbursed and paid indirectly	1.70%	1.71%	1.78%	1.79%	1.77%	2.49%	2.52%	2.66%	2.69%	2.65%

Net investment loss	(0.67)%	(0.95)%	(0.98)%	(0.99)%	(0.68)%	(1.47)%	(1.76)%	(1.87)%	(1.90)%	(1.53)%

Supplemental Data
Net assets, end of year (000)	$97,437	$106,466	$106,632	$105,577	$83,734	$2,275	$2,645	$3,130	$4,390	$6,538

Portfolio turnover	86%	320%	103%	97%	158%	86%	320%	103%	97%	158%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.30%.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$8.58	$7.47	$7.92	$6.94	$6.29	$9.74	$8.43	$8.88	$7.72	$6.97

Net investment loss[1]	(0.14)	(0.15)	(0.16)	(0.14)	(0.09)	(0.09)	(0.12)	(0.12)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	1.95	1.26	(0.29)[2]	1.12 [2]	0.74 [2]	2.21	1.43	(0.33)[2]	1.27 [2]	0.81 [2]

Net increase (decrease) from investment operations	1.81	1.11	(0.45)	0.98	0.65	2.12	1.31	(0.45)	1.16	0.75

Net asset value, end of year	$10.39	$8.58	$7.47	$7.92	$6.94	$11.86	$9.74	$8.43	$8.88	$7.72

Total Investment Return[3]
Based on net asset value	21.10%	14.86%	(5.68)%[4]	14.12%[4,5]	10.33%[4,6]	21.77%	15.54%	(5.07)%[4]	15.03%[4,7]	10.76%[4,8]

Ratios to Average Net Assets
Total expenses	2.58%	2.60%	2.68%	2.73%	3.23%	1.97%	2.00%	2.00%	2.10%	2.42%

Total expenses excluding recoupment of past waived fees	2.58%	2.59%	2.59%	2.73%	3.23%	1.97%	1.99%	2.00%	2.10%	2.42%

Total expenses after fees waived, reimbursed and paid indirectly	2.57%	2.60%	2.67%	2.71%	2.68%	1.93%	1.99%	2.00%	2.09%	2.13%

Net investment loss	(1.56)%	(1.84)%	(1.88)%	(1.92)%	(1.59)%	(0.92)%	(1.23)%	(1.21)%	(1.29)%	(1.04)%

Supplemental Data
Net assets, end of year (000)	$28,234	$26,543	$27,651	$27,053	$22,575	$4,555	$4,329	$3,518	$2,961	$1,904

Portfolio turnover	86%	320%	103%	97%	158%	86%	320%	103%	97%	158%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.47%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.18%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	55

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$36.42	$33.86	$36.94	$32.20	$31.69	$34.71	$32.44	$35.40	$30.93	$30.58

Net investment income (loss)[1]	0.11	0.19	0.05	0.04	0.09	(0.09)	0.02	(0.12)	(0.11)	(0.01)
Net realized and unrealized gain (loss)	10.41	6.31	(2.44)[2]	4.77 [2]	0.42 [2]	9.98	6.03	(2.34)[2]	4.58 [2]	0.35 [2]

Net increase (decrease) from investment operations	10.52	6.50	(2.39)	4.81	0.51	9.89	6.05	(2.46)	4.47	0.34

Dividends and distributions from:[3]
Net investment income	(0.33)	—	—	(0.07)	(0.01)	(0.09)	—	—	—	—
Net realized gains	(0.79)	(3.94)	(0.69)	—	—	(0.79)	(3.78)	(0.50)	—	—

Total dividends and distributions	(1.12)	(3.94)	(0.69)	(0.07)	(0.01)	(0.88)	(3.78)	(0.50)	—	—

Redemption fees added to paid-in capital	—	—	0.00 [4]	0.00 [4]	0.01	—	—	0.00 [4]	0.00 [4]	0.01

Net asset value, end of year	$45.82	$36.42	$33.86	$36.94	$32.20	$43.72	$34.71	$32.44	$35.40	$30.93

Total Investment Return[5]
Based on net asset value	29.79%	20.40%	(6.75)%[6]	14.96%[6,7]	1.63%[8]	29.26%	19.80%	(7.16)%[6]	14.45%[6,7]	1.14%[8]

Ratios to Average Net Assets
Total expenses	1.37%	1.30%	1.36%	1.30%	1.40%	1.61%	1.62%	1.57%	1.60%	1.71%

Total expenses excluding recoupment of past waived fees	1.37%	1.30%	1.36%	1.30%	1.40%	1.61%	1.62%	1.57%	1.60%	1.70%

Total expenses after fees waived, reimbursed and paid indirectly	1.01%	1.03%	1.03%	1.03%	1.01%	1.45%	1.51%	1.46%	1.48%	1.49%

Net investment income (loss)	0.28%	0.52%	0.12%	0.13%	0.36%	(0.22)%	0.05%	(0.30)%	(0.34)%	(0.06)%

Supplemental Data
Net assets, end of year (000)	$676,540	$1,294,928	$1,905,254	$1,588,509	$890,264	$155,414	$159,939	$183,604	$235,926	$191,318

Portfolio turnover	82%	106%	120%	123%	166%	82%	106%	120%	123%	166%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is less than $0.005 per share.

[5]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$34.30	$32.08	$35.02	$30.61	$30.29	$30.72	$29.11	$31.96	$28.16	$28.06

Net investment income (loss)[1]	(0.09)	0.01	(0.13)	(0.12)	(0.04)	(0.35)	(0.23)	(0.40)	(0.35)	(0.17)
Net realized and unrealized gain (loss)	9.86	5.97	(2.31)[2]	4.53 [2]	0.35 [2]	8.79	5.39	(2.06)[2]	4.15 [2]	0.26 [2]

Net increase (decrease) from investment operations	9.77	5.98	(2.44)	4.41	0.31	8.44	5.16	(2.46)	3.80	0.09

Dividends and distributions from:[3]
Net investment income	(0.05)	—	—	—	—	—	—	—	—	—
Net realized gains	(0.79)	(3.76)	(0.50)	—	—	(0.77)	(3.55)	(0.39)	—	—

Total dividends and distributions	(0.84)	(3.76)	(0.50)	—	—	(0.77)	(3.55)	(0.39)	—	—

Redemption fees added to paid-in capital	—	—	0.00 [4]	0.00 [4]	0.01	—	—	0.00 [4]	0.00 [4]	0.01

Net asset value, end of year	$43.23	$34.30	$32.08	$35.02	$30.61	$38.39	$30.72	$29.11	$31.96	$28.16

Total Investment Return[5]
Based on net asset value	29.19%	19.82%	(7.19)%[6]	14.41%[6,7]	1.06%[8]	28.19%	18.87%	(7.90)%[6]	13.49%[6,7]	0.36%[8]

Ratios to Average Net Assets
Total expenses	1.63%	1.62%	1.59%	1.64%	1.76%	2.43%	2.42%	2.39%	2.44%	2.59%

Total expenses excluding recoupment of past waived fees	1.63%	1.62%	1.59%	1.64%	1.75%	2.42%	2.42%	2.37%	2.44%	2.59%

Total expenses after fees waived, reimbursed and paid indirectly	1.47%	1.51%	1.49%	1.51%	1.56%	2.26%	2.30%	2.28%	2.30%	2.27%

Net investment income (loss)	(0.23)%	0.03%	(0.34)%	(0.37)%	(0.15)%	(1.04)%	(0.74)%	(1.12)%	(1.18)%	(0.77)%

Supplemental Data
Net assets, end of year (000)	$512,224	$610,343	$888,293	$1,158,626	$855,127	$13,107	$12,833	$15,047	$20,255	$21,849

Portfolio turnover	82%	106%	120%	123%	166%	82%	106%	120%	123%	166%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is less than $0.005 per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	57

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$30.75	$29.11	$31.95	$28.14	$28.04

Net investment loss[1]	(0.33)	(0.21)	(0.38)	(0.33)	(0.19)
Net realized and unrealized gain (loss)	8.79	5.39	(2.07)[2]	4.14 [2]	0.28 [2]

Net increase (decrease) from investment operations	8.46	5.18	(2.45)	3.81	0.09

Distributions from net realized gains[3]	(0.77)	(3.54)	(0.39)	—	—

Redemption fees added to paid-in capital	—	—	0.00 [4]	0.00 [4]	0.01

Net asset value, end of year	$38.44	$30.75	$29.11	$31.95	$28.14

Total Investment Return[5]
Based on net asset value	28.22%	18.94%	(7.87)%[6]	13.54%[6,7]	0.36%[8]

Ratios to Average Net Assets
Total expenses	2.38%	2.35%	2.34%	2.39%	2.52%

Total expenses excluding recoupment of past waived fees	2.38%	2.35%	2.33%	2.38%	2.52%

Total expenses after fees waived, reimbursed and paid indirectly	2.22%	2.25%	2.24%	2.27%	2.28%

Net investment loss	(0.98)%	(0.69)%	(1.08)%	(1.12)%	(0.85)%

Supplemental Data
Net assets, end of year (000)	$212,162	$226,350	$282,586	$334,958	$238,819

Portfolio turnover	82%	106%	120%	123%	166%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions are determined in accordance with federal income tax regulations.

[4]	Amount is less than $0.005 per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Health Sciences Opportunities, is classified as diversified. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of

BLACKROCK FUNDS	SEPTEMBER 30, 2013	59

Notes to Financial Statements (continued)

using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statements of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either delivers collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	61

Notes to Financial Statements (continued)

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security when it otherwise would not, or at, a price different from the current market value.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2013
	Derivative Assets
		Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,738,387	$7,184,583	$11,684,798	$17,389
	Derivative Liabilities
		Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$3,485,550	$20,909,126	$36,958,868	$380,273

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2013
	Net Realized Gain (Loss) From
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency transactions	$(1,490,942)	$307,386	$(13,012,816)	$(201,658)	$(196,612)
Equity contracts:
Financial futures contracts	—	—	—	—	4,341,128
Options	—	1,574,955	—	—	221,866

Total	$(1,490,942)	$1,882,341	$(13,012,816)	$(201,658)	$4,366,382

	Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency translations	$(1,352,614)	$(5,648,205)	$(18,597,406)	$(148,263)	$199,777

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Financial futures contracts:
Average number of contracts purchased	—	—	—	—	144
Average notional value of contracts purchased	—	—	—	—	$16,545,625
Foreign currency exchange contracts:
Average number of contracts US - dollars purchased	48	35	87	7	1	[1]
Average number of contracts US - dollars sold	47	12	90	2	1	[1]
Average US dollar amounts purchased	$94,235,300	$370,678,916	$985,246,915	$7,350,526	$4,056,361	[1]
Average US dollar amounts sold	$79,774,552	$111,334,000	$795,522,559	$1,188,989	$4,105,514	[1]
Options:
Average number of option contracts written	—	1,253	—	—	135	[1]
Average notional value of option contracts written	—	$4,159,700	—	—	$1,822,500	[1]

[1]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract;

BLACKROCK FUNDS	SEPTEMBER 30, 2013	63

Notes to Financial Statements (continued)

therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2013, the amounts waived were as follows:

Global Opportunities	$1,724
Health Sciences Opportunities	$41,250
International Opportunities	$6,174
Science & Technology Opportunities	$1,546
U.S. Opportunities	$24,520

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities, and with BlackRock International Limited (“BIL”), an affiliate of the Manager, to

64	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

serve as sub-advisor for International Opportunities. The Manager pays BFM and BIL, for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager. Effective July 1, 2013, the sub-advisory agreement with BIL with respect to International Opportunities will expire. BFM will remain sub-advisor to Global Opportunities.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	$488,348	$49,764	$538,282	$73,174	$1,149,568
Health Sciences Opportunities	$45,817	$3,179,213	$397,505	$4,627,420	$101,532	$8,351,487
International Opportunities	$109,869	$1,811,868	$86,191	$1,483,360	—	$3,491,288
Science & Technology Opportunities	$2,098	$227,381	$22,718	$260,185	$20,862	$533,244
U.S. Opportunities	$388,855	$1,347,191	$127,374	$2,084,489	—	$3,947,909

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2013, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Health Sciences Opportunities	—	$165	$461	$39	$665
International Opportunities	$413,463	$8,937	$13,868	—	$436,268
Science & Technology Opportunities	$3	—	$3,513	—	$3,516
U.S. Opportunities	$121,922	$111	$5,763	$23	$127,819

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$2,279	—	$7,061	$649	$1,811	$313	$12,113
Health Sciences Opportunities	$9,719	$526	$40,556	$4,739	$14,498	$1,406	$71,444
International Opportunities	$5,174	$4,995	$19,763	$1,140	$8,545	—	$39,617
Science & Technology Opportunities	$8,618	$94	$9,017	$64	$2,518	$611	$20,922
U.S. Opportunities	—	$2,048	$20,609	$1,292	$12,164	—	$36,113
For the year ended September 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$81,179	—	$301,498	$5,138	$107,853	$32,500	$528,168
Health Sciences Opportunities	$656,579	$28,000	$1,876,227	$76,257	$601,160	$43,726	$3,281,949
International Opportunities	$1,090,710	$108,957	$1,302,759	$25,883	$296,503	—	$2,824,812
Science & Technology Opportunities	$115,943	$1,533	$316,073	$8,471	$119,126	$14,335	$575,481
U.S. Opportunities	$1,684,145	$262,240	$1,026,793	$29,284	$388,470	—	$3,390,932

BLACKROCK FUNDS	SEPTEMBER 30, 2013	65

Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million — $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million — $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended September 30, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Global Opportunities	$233,606
Health Sciences Opportunities	$1,407,714
International Opportunities	$1,069,177
Science & Technology Opportunities	$102,928
U.S. Opportunities	$1,250,487

For the year ended September 30, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$14,899	—	$49,122	$1,248	$13,492	$3,659	$82,420
Health Sciences Opportunities	$136,875	$4,578	$213,515	$9,955	$114,145	$5,081	$484,149
International Opportunities	$170,928	$10,979	$158,573	$2,159	$37,063	—	$379,702
Science & Technology Opportunities	$7,794	$210	$22,724	$569	$6,500	$1,042	$38,839
U.S. Opportunities	$182,178	$38,858	$130,778	$3,182	$52,088	—	$407,084

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities		Science & Technology Opportunities[1]	U.S. Opportunities[1]
	Contractual	Contractual	Contractual[2]	Voluntary[3]	Contractual[4]	Contractual[4]
Institutional	1.06%[1]	N/A	1.49%	1.24%	1.29%	0.96%
Service	1.70%[2]	N/A	1.80%	1.52%	1.61%	1.36%
Investor A	1.33%[1]	N/A	1.98%	1.52%	1.61%	1.36%
Investor B	2.18%[1]	N/A	2.75%	2.36%	2.42%	2.15%
Investor C	2.14%[1]	N/A	2.75%	2.29%	2.49%	2.12%
Class R	1.72%[1]	1.81%[2]	2.18%[5]	2.13%[5]	1.89%	2.24%[5]

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent trustees.

[3]	The voluntary waiver or reimbursement, which became effective June 1, 2013, may be reduced or discontinued at any time.

[4]	The contractual waiver or reimbursement became effective June 1, 2013.

[5]	There were no shares outstanding as of September 30, 2013.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

Prior to June 1, 2013, the expense limitations as a percentage of average daily net assets were as follows:

	Science & Technology Opportunities	U.S. Opportunities
	Contractual	Contractual
Institutional	1.39%	1.03%
Service	1.78%	1.65%
Investor A	1.80%	1.65%
Investor B	2.73%	2.32%
Investor C	2.73%	2.32%
Class R	2.57%	2.39%[1]

[1]	There were no shares outstanding as of September 30, 2013.

These amounts waived are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2013, the amounts included in fees waived by Manager were as follows:

Global Opportunities	$14,155
U.S. Opportunities	$2,794,164

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$14,899	—	$49,122	$351	$13,402	$2,368	$80,142
International Opportunities	—	$583	$716	$32	$381	—	$1,712
Science & Technology Opportunities	$7,540	—	$6,001	$9	$1,731	$347	$15,628
U.S. Opportunities	$182,176	$631	$2,092	$1,040	$9,884	—	$195,823

Transfer Agent Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$2,278	—	$7,061	$8	$1,811	$194	$11,352
International Opportunities	—	$8	—	$20	—	—	$28
Science & Technology Opportunities	$8,543	—	$2,510	—	$592	$364	$12,009
U.S. Opportunities	—	$43	$321	$271	$281	—	$916

Transfer Agent Fees Reimbursed
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$74,085	—	$237,182	—	$58,051	$9,447	$378,765
International Opportunities	—	$84	—	$125	—	—	$209
Science & Technology Opportunities	$27,273	—	$9,073	$38	$830	$626	$37,840
U.S. Opportunities	$1,684,124	$2,344	$6,454	$192	$1,405	—	$1,694,519

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2013, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Fund Level	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	—	—	—	$334	—	$396	$730
Health Sciences Opportunities	—	—	—	—	—	—	$1,275	$1,275
International Opportunities	—	—	$50,179	—	—	—	—	$50,179
Science & Technology Opportunities	$150	$314	$17	$2,146	—	$400	$19	$3,046
U.S. Opportunities	—	—	—	$969	$1,233	—	—	$2,202

BLACKROCK FUNDS	SEPTEMBER 30, 2013	67

Notes to Financial Statements (continued)

On September 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015
Global Opportunities
Fund Level	$31,642	$14,155
Institutional	$103,049	$91,262
Investor A	$371,480	$293,364
Investor B	$938	$359
Investor C	$98,285	$73,264
Class R	$20,355	$12,010
International Opportunities Service	—	$286
Science & Technology Opportunities
Institutional	$20,414	$43,356
Investor A	—	$17,584
Investor B	—	$47
Investor C	—	$3,153
Class R	—	$1,337
U.S. Opportunities
Fund Level	$3,190,512	$2,794,164
Institutional	$2,763,643	$1,866,300
Service	—	$3,018
Investor A	—	$8,867
Investor B	$668	$1,502
Investor C	—	$11,570

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2013:

Global Opportunities
Fund Level	$100,404
Institutional	$19,725
Investor A	$29,036
Investor B	$387
Investor C	$14,452
Science & Technology Opportunities Institutional	$26,657
U.S. Opportunities
Fund Level	$4,233,236
Institutional	$5,170,147

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$5,574
Health Sciences Opportunities	$325,983
International Opportunities	$35,908
Science & Technology Opportunities	$6,440
U.S. Opportunities	$12,570

For the year ended September 30, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Global Opportunities	—	$7,172	$1,537
Health Sciences Opportunities	$22,548	$9,153	$35,771
International Opportunities	$8,842	$6,600	$7,453
Science & Technology Opportunities	$1,492	$1,821	$10,107
U.S. Opportunities	$1,680	$14,206	$6,385

68	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2013, BIM received amounts in securities lending agent fees related to securities lending activities as follows:

Global Opportunities	$8,059
Health Sciences Opportunities	$179,501
International Opportunities	$97,014
Science & Technology Opportunities	$21,339
U.S. Opportunities	$979,604

During the year ended September 30, 2013, Global Opportunities received a payment of $98,039 from an affiliate due to securities lending which is included in Other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Global Opportunities	$846,498	$676,529
Health Sciences Opportunities	—	$31,605,891
International Opportunities	—	$604,004
Science & Technology Opportunities	—	$445,157
U.S. Opportunities	$828,222	$6,247,635

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended September 30, 2013 were as follows:

	Purchases	Sales
Global Opportunities	$486,763,369	$531,917,527
Health Sciences Opportunities	$2,610,740,295	$2,185,597,678
International Opportunities	$2,688,793,537	$2,934,341,174
Science & Technology Opportunities	$133,275,347	$165,634,633
U.S. Opportunities	$1,471,990,816	$2,681,911,813

BLACKROCK FUNDS	SEPTEMBER 30, 2013	69

Notes to Financial Statements (continued)

Transactions in options written for the year ended September 30, 2013, were as follows:

	Health Sciences Opportunities
	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	—	—	—	—
Options written	9,698	$949,850	12,402	$2,415,497
Options expired	(7,582)	(730,766)	(2,757)	(235,565)
Options closed	(1,384)	(151,492)	(7,524)	(1,789,673)
Options exercised	(732)	(67,592)	(2,121)	(390,259)

Outstanding options, end of year	—	—	—	—

	U.S. Opportunities
	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	—	—	—	—
Options written	270	$115,785	270	$115,046
Options closed	(270)	(115,785)	(270)	(115,046)

Outstanding options, end of year	—	—	—	—

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to foreign currency transactions, net operating losses, the use of equalization, distributions in excess of taxable income, the reclassification of distributions, the classification of settlement proceeds, income recognized from pass-through entities and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Paid-in capital	$(332,067)	—	$(4,113,393)	$(1,262,345)	$116,396,902
Undistributed (accumulated) net investment income (loss)	$(319,765)	$1,563,871	$2,894,313	$1,035,296	$6,421,365
Accumulated net realized gain (loss)	$651,832	$(1,563,871)	$1,219,080	$227,049	$(122,818,267)

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	U.S. Opportunities[1]
Ordinary income
9/30/13	$2,899,990	$48,248,206	$25,000,009	$36,731,320
9/30/12	$406,787	$11,094,152	$32,500,082	$40,663,799
Long-term capital gains
9/30/13	—	86,514,086	—	138,517,023
9/30/12	—	71,008,258	—	307,782,943
Total
9/30/13	$2,899,990	$134,762,292	$25,000,009	$175,248,343

9/30/12	$406,787	$82,102,410	$32,500,082	$348,446,742

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

70	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

As of September 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Undistributed ordinary income	—	$128,677,565	—	—	$93,512,953
Undistributed long-term capital gains	—	110,731,118	—	—	201,724,319
Capital loss carryforwards	$(126,713,723)	—	$(2,077,859)	$(42,860,462)	—
Net unrealized gains[1]	55,632,685	784,152,297	280,510,042	45,458,953	400,284,012
Qualified late-year losses[2]	(539,557)	—	—	(1,399,951)	—
Total	$(71,620,595)	$1,023,560,980	$278,432,183	$1,198,540	$695,521,284

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2014.

As of September 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Global Opportunities	International Opportunities	Science & Technology Opportunities
2015	—	—	$37,628,326
2017	$116,767,555	—	4,448,928
2018	9,946,168	$2,077,859	—
2019	—	—	783,208
Total	$126,713,723	$2,077,859	$42,860,462

During the year ended September 30, 2013, Global Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities utilized the following amounts of their capital loss carryforwards of $31,157,865, $84,758,944, $4,606,224 and $4,845,999 respectively.

As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$292,100,754	$2,505,069,129	$1,496,426,822	$139,675,229	$1,362,963,695

Gross unrealized appreciation	$59,080,127	$797,524,671	$298,641,917	$45,839,708	$414,046,376
Gross unrealized depreciation	(3,551,868)	(12,995,247)	(18,926,205)	(385,341)	(13,762,364)

Net unrealized appreciation	$55,528,259	$784,529,424	$279,715,712	$45,454,367	$400,284,012

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving

BLACKROCK FUNDS	SEPTEMBER 30, 2013	71

Notes to Financial Statements (continued)

the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Opportunities and International Opportunities invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of September 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

As of September 30, 2013, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2013, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

Global Opportunities and International Opportunities invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

As of September 30, 2013, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Internet Software & Services	9%	5%
Pharmaceuticals	5	7
Insurance	5	5
Energy Equipment & Services	5	—
Commercial Banks	—	11
Machinery	—	6
Other[1]	76	66

[1]	All other industries held were each less than 5% of long-term investments.

72	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	900,536	$10,824,975	659,854	$6,821,248
Shares issued in reinvestment of dividends	25,716	287,006	10,082	100,322
Shares redeemed	(1,118,997)	(13,606,954)	(2,080,293)	(21,759,629)

Net decrease	(192,745)	$(2,494,973)	(1,410,357)	$(14,838,059)

Investor A
Shares sold and automatic conversion of shares	983,153	$12,029,511	1,051,328	$10,896,990
Shares issued in reinvestment of dividends	151,938	1,686,369	24,774	245,035
Shares redeemed	(3,717,956)	(44,389,095)	(6,009,025)	(62,842,202)

Net decrease	(2,582,865)	$(30,673,215)	(4,932,923)	$(51,700,177)

Investor B
Shares sold	6,005	$69,439	4,073	$41,775
Shares issued in reinvestment of dividends	393	4,291	—	—
Shares redeemed and automatic conversion of shares	(182,593)	(2,163,633)	(242,558)	(2,470,508)

Net decrease	(176,195)	$(2,089,903)	(238,485)	$(2,428,733)

Investor C
Shares sold	240,313	$2,848,497	236,712	$2,385,713
Shares issued in reinvestment of dividends	8,422	91,454	—	—
Shares redeemed	(1,034,608)	(11,931,416)	(1,641,578)	(16,620,299)

Net decrease	(785,873)	$(8,991,465)	(1,404,866)	$(14,234,586)

Class R
Shares sold	225,687	$2,756,046	397,248	$4,083,085
Shares issued in reinvestment of dividends	37,846	422,279	497	4,914
Shares redeemed	(518,590)	(6,257,839)	(668,193)	(6,964,192)

Net decrease	(255,057)	$(3,079,514)	(270,448)	$(2,876,193)

Total Net Decrease	(3,992,735)	$(47,329,070)	(8,257,079)	$(86,077,748)

BLACKROCK FUNDS	SEPTEMBER 30, 2013	73

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,271,943	$270,912,421	4,090,410	$127,693,569
Shares issued in reinvestment of dividends and distributions	947,294	31,014,483	616,409	17,222,456
Shares redeemed	(4,584,992)	(164,966,314)	(3,632,124)	(111,317,797)

Net increase	3,634,245	$136,960,590	1,074,695	$33,598,228

Service
Shares sold	240,670	$8,877,458	181,882	$5,430,122
Shares issued in reinvestment of dividends and distributions	32,877	1,048,425	27,004	736,672
Shares redeemed	(167,877)	(6,074,731)	(246,784)	(7,450,005)

Net increase (decrease)	105,670	$3,851,152	(37,898)	$(1,283,211)

Investor A
Shares sold and automatic conversion of shares	15,513,462	$573,984,707	9,035,781	$273,713,590
Shares issued in reinvestment of dividends and distributions	2,174,190	69,160,977	1,553,813	42,294,790
Shares redeemed	(8,808,885)	(320,516,414)	(9,782,340)	(295,306,792)

Net increase	8,878,767	$322,629,270	807,254	$20,701,588

Investor B
Shares sold	40,757	$1,394,319	37,810	$1,085,412
Shares issued in reinvestment of distributions	81,716	2,433,479	78,735	2,017,206
Shares redeemed and automatic conversion of shares	(406,783)	(13,925,331)	(589,171)	(16,746,030)

Net decrease	(284,310)	$(10,097,533)	(472,626)	$(13,643,412)

Investor C
Shares sold	4,436,444	$153,562,755	1,661,256	$47,475,233
Shares issued in reinvestment of dividends and distributions	835,814	24,731,781	581,778	14,834,985
Shares redeemed	(2,178,383)	(72,667,229)	(2,481,520)	(70,172,461)

Net increase (decrease)	3,093,875	$105,627,307	(238,486)	$(7,862,243)

Class R
Shares sold	527,329	$19,843,444	268,557	$8,196,982
Shares issued in reinvestment of dividends and distributions	32,122	1,017,311	19,428	527,655
Shares redeemed	(243,794)	(8,998,067)	(193,362)	(5,918,516)

Net increase	315,657	$11,862,688	94,623	$2,806,121

Total Net Increase	15,743,904	$570,833,474	1,227,562	$34,317,071

74	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,587,155	$198,989,870	8,183,030	$253,867,271
Shares issued in reinvestment of dividends	348,371	11,715,714	491,173	14,312,818
Shares redeemed	(10,155,458)	(366,236,469)	(12,293,903)	(373,392,042)

Net decrease	(4,219,932)	$(155,530,885)	(3,619,700)	$(105,211,953)

Service
Shares sold	199,975	$6,986,076	236,182	$7,089,386
Shares issued in reinvestment of dividends	17,109	556,385	26,176	737,899
Shares redeemed	(622,329)	(21,540,900)	(507,051)	(15,060,123)

Net decrease	(405,245)	$(13,998,439)	(244,693)	$(7,232,838)

Investor A
Shares sold and automatic conversion of shares	4,730,422	$163,123,349	5,470,759	$161,089,624
Shares issued in reinvestment of dividends	305,190	9,814,892	458,334	12,782,955
Shares redeemed	(6,674,726)	(228,622,684)	(9,773,567)	(287,807,724)

Net decrease	(1,639,114)	$(55,684,443)	(3,844,474)	$(113,935,145)

Investor B
Shares sold	3,535	$111,956	4,121	$114,065
Shares issued in reinvestment of dividends	1,613	48,633	4,391	114,745
Shares redeemed and automatic conversion of shares	(186,183)	(5,930,072)	(255,913)	(7,017,833)

Net decrease	(181,035)	$(5,769,483)	(247,401)	$(6,789,023)

Investor C
Shares sold	437,479	$13,891,319	520,362	$14,183,899
Shares issued in reinvestment of dividends	34,281	1,022,570	56,675	1,467,326
Shares redeemed	(1,256,630)	(39,257,153)	(2,210,793)	(60,108,488)

Net decrease	(784,870)	$(24,343,264)	(1,633,756)	$(44,457,263)

Total Net Decrease	(7,230,196)	$(255,326,514)	(9,590,024)	$(277,626,222)

BLACKROCK FUNDS	SEPTEMBER 30, 2013	75

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	646,035	$6,597,183	770,288	$7,490,369
Shares redeemed	(1,092,435)	(10,953,075)	(1,317,474)	(12,874,187)

Net decrease	(446,400)	$(4,355,892)	(547,186)	$(5,383,818)

Service
Shares sold	11,578	$114,954	22,926	$217,472
Shares redeemed	(35,757)	(352,108)	(27,413)	(258,161)

Net decrease	(24,179)	$(237,154)	(4,487)	$(40,689)

Investor A
Shares sold and automatic conversion of shares	1,022,457	$10,053,977	1,304,226	$12,178,654
Shares redeemed	(3,828,731)	(36,397,727)	(3,101,152)	(28,528,060)

Net decrease	(2,806,274)	$(26,343,750)	(1,796,926)	$(16,349,406)

Investor B
Shares sold	5,932	$52,024	21,447	$181,555
Shares redeemed and automatic conversion of shares	(95,224)	(833,016)	(132,305)	(1,110,087)

Net decrease	(89,292)	$(780,992)	(110,858)	$(928,532)

Investor C
Shares sold	580,185	$4,978,794	414,850	$3,505,554
Shares redeemed	(955,659)	(8,454,877)	(1,022,280)	(8,536,404)

Net decrease	(375,474)	$(3,476,083)	(607,430)	$(5,030,850)

Class R
Shares sold	210,207	$2,108,715	206,367	$1,973,361
Shares redeemed	(270,916)	(2,738,556)	(179,136)	(1,691,981)

Net increase (decrease)	(60,709)	$(629,841)	27,231	$281,380

Total Net Decrease	(3,802,328)	$(35,823,712)	(3,039,656)	$(27,451,915)

76	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)

	Year Ended September 30, 2013		Year Ended September 30, 2012
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,007,426	$156,939,783	11,527,723	$408,516,164
Shares issued in reinvestment of dividends and distributions	938,471	33,306,300	4,597,296	151,572,873
Shares redeemed	(25,739,110)	(998,504,847)	(36,842,007)	(1,329,556,797)

Net decrease	(20,793,213)	$(808,258,764)	(20,716,988)	$(769,467,760)

Service
Shares sold	56,911	$2,132,995	77,821	$2,634,021
Shares issued in reinvestment of dividends and distributions	112,947	3,836,814	633,064	19,966,853
Shares redeemed	(1,223,272)	(46,343,743)	(1,762,370)	(60,181,040)

Net decrease	(1,053,414)	$(40,373,934)	(1,051,485)	$(37,580,166)

Investor A
Shares sold and automatic conversion of shares	1,400,610	$52,695,526	2,223,701	$75,106,543
Shares issued in reinvestment of dividends and distributions	391,969	13,174,024	2,846,386	88,721,884
Shares redeemed	(7,738,284)	(287,998,683)	(14,966,382)	(503,894,800)

Net decrease	(5,945,705)	$(222,129,133)	(9,896,295)	$(340,066,373)

Investor B
Shares sold	4,500	$156,314	2,090	$64,052
Shares issued in reinvestment of distributions	9,883	296,795	59,433	1,669,467
Shares redeemed and automatic conversion of shares	(90,701)	(3,021,414)	(160,728)	(4,877,153)

Net decrease	(76,318)	$(2,568,305)	(99,205)	$(3,143,634)

Investor C
Shares sold	251,773	$8,443,541	309,834	$9,436,396
Shares issued in reinvestment of distributions	164,304	4,938,957	1,073,324	30,171,224
Shares redeemed	(2,258,436)	(73,526,723)	(3,730,187)	(113,993,845)

Net decrease	(1,842,359)	$(60,144,225)	(2,347,029)	$(74,386,225)

Total Net Decrease	(29,711,009)	$(1,133,474,361)	(34,111,002)	$(1,224,644,158)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio (collectively the “Funds”) each a series of BlackRock Funds, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2013:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]	Qualified Short-Term Capital Gains for non-U.S. Residents[4]
Global Opportunities	12/14/12	100.00%	93.15%	—	—	—
Health Sciences Opportunities	12/13/12	60.86%	50.74%	—	—	88.24%
International Opportunities	12/14/12	100.00%[2]	—	100.00%[2]	$0.085908	—
U.S. Opportunities	12/14/12	100.00%	100.00%	—	—	6.43%

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[4]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Health Sciences Opportunities and U.S. Opportunities distributed long-term capital gains of $1.478040 and $0.773921 per share to shareholders of record on December 11, 2012 and December 12, 2012, respectively.

78	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Global Opportunities Portfolio (“Global Opportunities Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock International Opportunities Portfolio (“International Opportunities Portfolio”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities Portfolio,” and together with Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and U.S. Opportunities Portfolio, the “Funds” and each individually, a “Fund”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to Global Opportunities Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered, with respect to each Fund, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

(“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Global Opportunities Portfolio, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel,

80	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that International Opportunities Portfolio ranked in the second, third and first quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and will continue to monitor the Fund’s performance.

The Board noted that Health Science Opportunities Portfolio ranked in the third, third and second quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Customized Lipper Peer Group. The Board was informed that, among other things, biotechnology was by far the best performing sub-sector in 2012. As a result, those funds that focus exclusively on the biotechnology sub-sector, or had large allocations to biotechnology, were the top performers and pushed more diversified funds, such as the Fund, lower in the peer rankings.

The Board noted that Global Opportunities Portfolio ranked in the third, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, during the one-year period ended June 2010, the Fund’s poorly timed adjustments to portfolio risks during the risk-on/risk-off environment were a major detractor to the three-year performance. Adverse stock selection in industrials and commodities in 2011 and the first half of 2012 also contributed to the Fund’s underperformance.

The Board noted that U.S. Opportunities Portfolio ranked in the fourth, fourth and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, during the one-year period ended June 2010, the Fund’s poorly timed adjustments to portfolio risks during the risk-on/risk-off environment were a major detractor to the three-year performance. Adverse stock selection in industrials and commodities in 2011 and the first half of 2012 also contributed to the Fund’s underperformance.

The Board noted that Science & Technology Opportunities Portfolio ranked in the fourth, fourth and third quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Customized Lipper Peer Group. The Board was informed that, among other things, the three challenges that contributed most to the Fund’s poor performance were: the waves of risk-on/risk-off trading, which led to a few poorly timed adjustments to risk exposures; a wrong call on the semiconductor cycle in the second quarter of 2011; and the investment strategy related to the view that the world economy would muddle along, and that financial markets would begin to normalize, which was the largest contributor to poor performance in the past year.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of each of Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, Science & Technology Opportunities Portfolio and U.S. Opportunities Portfolio and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of these Funds and to improve the Funds’ performance.

Given the poor historical performance of Science & Technology Opportunities Portfolio and U.S. Opportunities Portfolio, the Board and BlackRock concurred in making certain changes within the portfolio management team of each of these Funds. Given the poor historical performance of Global Opportunities Portfolio, the Board and BlackRock previously had concurred in making certain changes within the portfolio management team of that Fund. Both BlackRock and the Board are hopeful that these changes in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the performance of each of the Funds.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other

BLACKROCK FUNDS	SEPTEMBER 30, 2013	81

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Health Science Opportunities Portfolio’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by the Fund’s Expense Peers.

The Board noted that Global Opportunities Portfolio’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund’s total net operating expense ratio ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that Science & Technology Opportunities Portfolio’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers.

The Board noted that the contractual management fee rate of each of International Opportunities Portfolio and U.S. Opportunities Portfolio ranked in the fourth quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. After discussions between the Board, including the Independent Board Members, and BlackRock, BlackRock agreed to (i) voluntarily further limit International Opportunities Portfolio’s total net operating expenses as a percentage of the Fund’s average daily net assets to a specified amount, on a class-by-class basis and (ii) place a further contractual cap on the total net operating expenses of Science & Technology Opportunities Portfolio and U.S. Opportunities Portfolio as a percentage of the Fund’s average daily net assets on a class-by-class basis. These reductions, which may result in savings to shareholders, became effective June 1, 2013.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

82	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Global Opportunities Portfolio, each for a one-year term ending June 30, 2014.

Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	83

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 109 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 109 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 109 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 109 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 109 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 109 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 109 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 109 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 109 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 109 Portfolios	None

84	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 109 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 109 Portfolios	None

[1]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Independent Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	85

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

86	BLACKROCK FUNDS	SEPTEMBER 30, 2013

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor - Global Opportunities Portfolio BlackRock Financial Management, Inc. New York, NY 10055	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at
http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	87

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

88	BLACKROCK FUNDS	SEPTEMBER 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2013	89

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Eq-Opps-9/13-AR

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Managed Volatility Portfolio | of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013	BlackRock Managed Volatility Portfolio

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

Effective May 31, 2013, the Fund changed its benchmark from the customized weighted index comprised of 60% MSCI All Country World Index (“MSCI ACWI”)/40% Citigroup World Government Bond Index (hedged into USD) (“Citigroup WGBI (hedged into USD)”) to 50% MSCI ACWI/ 50% Citigroup WGBI (hedged into USD). Portfolio management believes the customized weighted index comprised of 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD) more accurately reflects the investment strategy of the Fund.

•

For the 12-month period ended September 30, 2013, the Fund’s Institutional Share Class outperformed the benchmark, 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD), while the Investor A Shares performed in line and Service, Investor B and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The Fund’s overweight to emerging market equities was the main detractor from performance. Emerging markets significantly lagged developed markets during the period due to concerns about slowing growth in the larger developing countries, particularly China and Brazil, as well as concerns about investor outflows given expectations that global central banks would reduce monetary stimulus. The Fund’s overweight to Mexican equities especially hurt results as Mexico’s equity market underperformed emerging market equities broadly.

•

In a period of heightened interest rate risk, the Fund held an allocation to cash as a means to reduce overall portfolio volatility. While holding cash did not have a meaningful impact on performance for the 12-month period as a whole, it did hinder returns in the last month of the period when interest rates fell in response to the announcement that the US Federal Reserve would continue its stimulus program.

•	From a broad asset allocation perspective, an overweight to equities relative to fixed income contributed positively to performance as risk assets rallied significantly over the period.

•

Within the Fund’s equity allocation, a bias toward domestic stocks during the majority of the period was a significant contributor to performance given a notable regional divergence, with US equities outperforming the international markets broadly at that time. Within US equities, overweights to financials, industrials and health care contributed to performance as these sectors outperformed. In the latter months of the period, the Fund benefited from reducing US equity exposure in favor of international equities, which had then become the stronger performers. In particular, overweights in Japanese and European stocks aided returns.

•

Within fixed income, the Fund’s allocation to high yield credit, which is not represented in the reference benchmark, proved beneficial as the sector outperformed core fixed income in a period of rising interest rates. Additionally, a position in short-term investment grade credit added to overall performance.

Describe recent portfolio activity.

•

Within equities, the Fund reduced exposure to emerging markets in light of deteriorating growth prospects in the larger developing countries and the continued underperformance of these assets relative to developed equity markets. The Fund used these proceeds largely to increase its allocation to US equities; however, the Fund also initiated a position in Mexican equities predicated on the nation’s strong demographic and labor trends, proximity and ties to US market strength and accommodative monetary policy. In developed markets, the Fund closed its tactical overweights to US industrials and health care on the back of strong performance in these sectors. The Fund added exposure to Japanese equities in the middle of the period on the heels of unprecedented economic stimulus from the Bank of Japan while the nation’s equity market continued to rise. Toward the end of the period, the Fund added exposure to European equities given an improving economic landscape in the region.

•

In fixed income, the Fund continued to hold a tactical overweight in short- duration (lower sensitivity to interest rate movements) investment grade credit. Additionally, the Fund added exposure to high yield credit to take advantage of widening spreads in that space driven by fears of reduced monetary stimulus.

Describe portfolio positioning at period end.

•

Relative to the reference benchmark, the Fund ended the period over- weight in equities and underweight in fixed income. The Fund continued to hold an allocation to cash and cash equivalents, reflecting a generally cautious view on interest rates going forward.

•

Within equities, the Fund was overweight international versus US markets given recent improvement in Europe’s economic landscape and the likelihood that massive economic stimulus will continue to support risk assets in Japan.

•

In fixed income, the Fund remained underweight in core fixed income while holding a non-benchmark allocation to high yield bonds as credit sectors have continued to benefit from strong investor demand in the sustained low interest rate environment. The Fund’s fixed income allocation ended the period with a shorter duration relative to the fixed income portion of the reference benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Financial Select Sector SPDR Fund	12%
Technology Select Sector SPDR Fund	7
Government of Japan	6
iShares 1-3 Year Credit Bond ETF	5
PowerShares QQQ Trust Series 1	3
iShares iBoxx $ High Yield Corporate Bond ETF	3
iShares MSCI Mexico Capped ETF	2
Vanguard FTSE Emerging Markets ETF	2
Fannie Mae Mortgage-Backed Securities	2
United Kingdom Gilt	2

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	34%
Common Stocks	30
Foreign Government Obligations	17
Corporate Bonds	10
U.S. Government Sponsored Agency Securities	5
Foreign Agency Obligations	3
U.S. Treasury Obligations	1

4	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

BlackRock Managed Volatility Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments.

[3]   This is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[4]   A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]

This customized weighted index is comprised of the returns of the MSCI All Country World Index (60%) and Citigroup WGBI (hedged into USD) (40%). Effective May 31, 2013, the Fund now uses a customized weighted index that is comprised of the returns of the MSCI All Country World Index (50%) and Citigroup WGBI (hedged into USD) (50%).

Performance Summary for the Period Ended January 31, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.57%	9.35%	N/A	7.82%	N/A	6.90%	N/A
Service	3.37	9.06	N/A	7.52	N/A	6.61	N/A
Investor A	3.41	9.09	3.35%	7.48	6.33%	6.54	5.96%
Investor B	2.89	8.04	3.54	6.59	6.27	5.88	5.88
Investor C	3.04	8.29	7.29	6.72	6.72	5.78	5.78
60% MSCI ACWI/40% Citigroup WGBI (hedged into USD)	4.16	10.81	N/A	6.85	N/A	6.79	N/A
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	3.34	9.12	N/A	6.51	N/A	6.44	N/A
MSCI ACWI	7.45	17.73	N/A	7.71	N/A	7.86	N/A
Citigroup WGBI (hedged into USD)	(0.73)	0.94	N/A	4.12	N/A	4.21	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.70	$4.34	$1,000.00	$1,020.81	$4.31	0.85%
Service	$1,000.00	$1,033.70	$5.96	$1,000.00	$1,019.20	$5.92	1.17%
Investor A	$1,000.00	$1,034.10	$5.92	$1,000.00	$1,019.25	$5.87	1.16%
Investor B	$1,000.00	$1,028.90	$10.58	$1,000.00	$1,014.64	$10.50	2.08%
Investor C	$1,000.00	$1,030.40	$9.31	$1,000.00	$1,015.89	$9.25	1.83%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the Fund for periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/ or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The
Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	7

Schedule of Investments September 30, 2013	BlackRock Managed Volatility Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2, 1.98%, 7/25/32 (a)	USD	11	$5,811
Knollwood CDO Ltd., Series 2004-1A, Class C, 3.47%, 1/10/39 (a)(b)		131	1
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		72	71,755
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)		2	2,106
Total Asset-Backed Securities — 0.0%			79,673

Common Stocks		Shares
Aerospace & Defense — 0.5%
Exelis, Inc.		23,365	367,064
Northrop Grumman Corp.		9,720	925,927
Raytheon Co.		11,855	913,665
Spirit AeroSystems Holdings, Inc., Class A (c)		17,627	427,278
Triumph Group, Inc.		4,846	340,286

			2,974,220
Auto Components — 0.2%
Johnson Controls, Inc.		4,494	186,501
Lear Corp.		11,061	791,636

			978,137
Automobiles — 0.2%
Dongfeng Motor Group Co. Ltd., Class H		144,000	219,066
Hyundai Motor Co.		4,160	970,582

			1,189,648
Beverages — 0.6%
Anheuser-Busch InBev NV		26,883	2,666,733
Beam, Inc.		6,375	412,144
Dr. Pepper Snapple Group, Inc.		4,889	219,125
Molson Coors Brewing Co., Class B		966	48,426
PepsiCo, Inc.		3,369	267,835

			3,614,263
Biotechnology — 0.4%
Alexion Pharmaceuticals, Inc. (c)		378	43,908
Amgen, Inc.		11,230	1,257,086
Celgene Corp. (c)		7,617	1,172,485
United Therapeutics Corp. (c)(d)		2,482	195,706

			2,669,185

Common Stocks	Shares	Value
Building Products — 0.0%
Owens Corning (c)	7,138	$271,101
Ply Gem Holdings, Inc. (c)	403	5,634

		276,735
Capital Markets — 0.4%
Credit Suisse Group AG	55,286	1,690,765
Franklin Resources, Inc.	1,841	93,063
The Goldman Sachs Group, Inc.	2,897	458,334
SEI Investments Co.	3,308	102,250

		2,344,412
Chemicals — 0.2%
CF Industries Holdings, Inc.	465	98,036
Eastman Chemical Co.	9,339	727,508
LyondellBasell Industries NV, Class A	8,978	657,459

		1,483,003
Commercial Banks — 1.2%
BNP Paribas SA	13,558	917,124
BOK Financial Corp.	1,559	98,763
Mitsubishi UFJ Financial Group, Inc.	262,000	1,680,562
Sberbank of Russia — ADR	96,601	1,162,110
Société Générale SA	23,072	1,149,430
Standard Chartered PLC	49,724	1,191,280
Wells Fargo & Co.	27,677	1,143,614

		7,342,883
Communications Equipment — 0.4%
Cisco Systems, Inc.	44,798	1,049,169
QUALCOMM, Inc.	15,890	1,070,350

		2,119,519
Computers & Peripherals — 0.5%
Apple, Inc.	4,875	2,324,156
Dell, Inc.	7,888	108,618
Hewlett-Packard Co.	28,054	588,573

		3,021,347
Containers & Packaging — 0.0%
Rock-Tenn Co., Class A	689	69,775
Diversified Consumer Services — 0.1%
Service Corp. International	23,484	437,272

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR     American Depositary Receipts

AUD     Australian Dollar

BRL     Brazilian Real

CAD     Canadian Dollar

CDO    Collateralized Debt Obligation

CZK     Czech Koruna

DKK     Danish Krone

ETF      Exchange Traded Fund

EUR     Euro

GBP     British Pound

HKD     Hong Kong Dollar

HUF     Hungarian Forint

ILS       Israeli Shekel

INR      Indian Rupee

JPY      Japanese Yen

JSC     Joint Stock Company

KRW    South Korean Won

LIBOR  London Interbank Offered Rate

MXN    Mexican Peso

MYR    Malaysian Ringgit

NOK    Norwegian Krone

NZD     New Zealand Dollar

OJSC   Open Joint Stock Company

PLN     Polish Zloty

REIT    Real Estate Investment Trust

RUB     Russian Ruble

S&P     Standard & Poor’s

SEK     Swedish Krona

SGD     Singapore Dollar

SPDR   Standard & Poor’s Depositary Receipts

STIBORStockholm Interbank Offered Rate

TBA     To-Be-Announced

THB     Thai Baht

TRY     Turkish Lira

USD     US Dollar

ZAR     South African Rand

See Notes to Financial Statements.

8	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Financial Services — 0.9%
Bank of America Corp.	102	$1,408
Berkshire Hathaway, Inc., Class B (c)	2,644	300,120
Citigroup, Inc.	32,319	1,567,795
ING U.S., Inc.	27,712	809,468
JPMorgan Chase & Co.	35,845	1,852,828
The NASDAQ OMX Group, Inc.	16,314	523,516
NYSE Euronext	1,306	54,826

		5,109,961
Diversified Telecommunication Services — 0.3%
AT&T, Inc.	19,239	650,663
Verizon Communications, Inc.	30,348	1,416,038

		2,066,701
Electric Utilities — 0.2%
American Electric Power Co, Inc.	20,771	900,423
Electrical Equipment — 0.5%
Mitsubishi Electric Corp.	106,000	1,118,502
Nidec Corp.	19,800	1,668,212

		2,786,714
Electronic Equipment, Instruments & Components — 0.0%
Corning, Inc.	12,737	185,833
Molex, Inc.	737	28,389

		214,222
Energy Equipment & Services — 0.3%
Halliburton Co.	5,482	263,958
Schlumberger Ltd.	16,230	1,434,083

		1,698,041
Food & Staples Retailing — 0.2%
CVS Caremark Corp.	10,559	599,223
The Kroger Co.	12,904	520,547

		1,119,770
Food Products — 0.8%
The J.M. Smucker Co.	1,929	202,622
Kraft Foods Group, Inc.	9,981	523,404
Mead Johnson Nutrition Co.	8,568	636,260
Nestle SA, Registered Shares	30,204	2,106,249
Tyson Foods, Inc., Class A	9,788	276,805
Want Want China Holdings Ltd.	581,000	883,514

		4,628,854
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	30,765	1,021,090
Baxter International, Inc.	15,030	987,321
Intuitive Surgical, Inc. (c)	584	219,742
Sirona Dental Systems, Inc. (c)	6,927	463,624

		2,691,777
Health Care Providers & Services — 0.4%
Cardinal Health, Inc.	9,941	518,423
Express Scripts Holding Co. (c)	1,171	72,344
HCA Holdings, Inc.	19,240	822,510
McKesson Corp.	2,160	277,128
WellPoint, Inc.	11,198	936,265

		2,626,670
Hotels, Restaurants & Leisure — 0.3%
Domino’s Pizza, Inc.	4,431	301,086
Norwegian Cruise Line Holdings Ltd. (c)	203	6,263

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (concluded)
Sands China Ltd.	197,200	$1,220,769

		1,528,118
Household Durables — 0.0%
Whirlpool Corp.	527	77,174
Household Products — 0.1%
Church & Dwight Co., Inc.	2,544	152,767
Colgate-Palmolive Co.	4,073	241,529
Energizer Holdings, Inc.	918	83,676
The Procter & Gamble Co.	4,387	331,613

		809,585
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	63,444	843,171
Industrial Conglomerates — 0.1%
General Electric Co.	21,378	510,720
Insurance — 0.9%
ACE Ltd.	10,390	972,088
AIA Group Ltd.	298,200	1,403,201
The Allstate Corp.	18,133	916,623
CNA Financial Corp.	4,634	176,926
Tokio Marine Holdings, Inc.	24,500	803,234
The Travelers Cos., Inc.	1,994	169,031
Zurich Insurance Group AG	2,839	731,863

		5,172,966
Internet & Catalog Retail — 0.2%
priceline.com, Inc. (c)	1,078	1,089,804
Internet Software & Services — 0.7%
Google, Inc., Class A (c)	2,146	1,879,703
IAC/InterActiveCorp.	1,414	77,303
MercadoLibre, Inc.	7,324	988,081
VeriSign, Inc. (c)	14,282	726,811
Yandex NV (c)	22,472	818,430

		4,490,328
IT Services — 0.4%
Accenture PLC, Class A	1,022	75,260
Computer Sciences Corp.	2,190	113,311
CoreLogic, Inc. (c)	4,170	112,799
International Business Machines Corp.	9,772	1,809,579
Mastercard, Inc., Class A	289	194,433

		2,305,382
Life Sciences Tools & Services — 0.0%
Life Technologies Corp. (c)	927	69,367
Quintiles Transnational Holdings, Inc. (c)	2,083	93,485

		162,852
Machinery — 0.6%
Atlas Copco AB, A Shares	41,838	1,225,625
CNH Industrial NV (c)	593	7,417
Cummins, Inc.	6,988	928,496
Deere & Co.	630	51,276
Makita Corp.	13,100	763,249
R.J. Corman Railpower Group LLC (c)	17,600	—
Timken Co.	557	33,643
Valmont Industries, Inc.	3,979	552,723
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	119,400	103,712

		3,666,141

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	9

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Marine — 0.0%
Matson, Inc.	241	$6,321
Media — 1.6%
AMC Networks, Inc., Class A (c)	9,780	669,734
British Sky Broadcasting Group PLC	117,619	1,656,606
Comcast Corp., Class A	32,681	1,475,547
DIRECTV (c)	13,538	808,896
Eutelsat Communications SA	34,226	1,081,743
Grupo Televisa SAB — ADR	29,422	822,345
ITV PLC	360,981	1,024,312
Lamar Advertising Co., Class A (c)	4,665	219,395
Liberty Global PLC, Class A (c)	16,570	1,314,829
News Corp., Class A (c)	7,959	127,822
Omnicom Group, Inc.	141	8,945
Time Warner, Inc.	6,075	399,796
The Walt Disney Co.	1,808	116,598

		9,726,568
Metals & Mining — 0.2%
BHP Billiton PLC	38,612	1,135,829
Multiline Retail — 0.2%
Target Corp.	16,182	1,035,324
Office Electronics — 0.1%
Xerox Corp.	35,372	363,978
Oil, Gas & Consumable Fuels — 1.5%
Anadarko Petroleum Corp.	11,338	1,054,321
Cabot Oil & Gas Corp.	1,816	67,773
Chevron Corp.	4,167	506,290
ConocoPhillips	18,079	1,256,671
Devon Energy Corp.	3,766	217,524
EOG Resources, Inc.	1,352	228,867
Exxon Mobil Corp.	14,368	1,236,223
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (c)(e)	3,200	81,760
Lukoil OAO — ADR (c)	17,287	1,098,762
Marathon Oil Corp.	23,382	815,564
Marathon Petroleum Corp.	10,492	674,845
Matador Resources Co. (Acquired 4/13/06, cost $8,451) (c)(e)	939	15,334
Phillips 66	3,755	217,114
Total SA	23,430	1,358,070

		8,829,118
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (c)	26,991	103,766
Ainsworth Lumber Co. Ltd. (b)(c)	19,432	74,706
International Paper Co.	8,611	385,773

		564,245
Personal Products — 0.1%
The Estee Lauder Cos., Inc., Class A	7,737	540,816
Natura Cosmeticos SA	12,144	272,600

		813,416
Pharmaceuticals — 1.6%
AbbVie, Inc.	26,528	1,186,597
Allergan, Inc.	10,415	942,037
Eli Lilly & Co.	21,207	1,067,348
Johnson & Johnson	15,779	1,367,882
Mallinckrodt PLC (c)	10,330	455,450
Pfizer, Inc.	7,271	208,750
Roche Holding AG	8,247	2,225,646

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Sanofi-Aventis SA	20,823	$2,111,935
Zoetis, Inc.	8,261	257,082

		9,822,727
Real Estate Investment Trusts (REITs) — 0.3%
Federal Realty Investment Trust	6,466	655,976
Host Hotels & Resorts, Inc.	49,013	866,060
Kimco Realty Corp. (d)	2,193	44,255
Potlatch Corp.	4,876	193,480
Ventas, Inc.	1,571	96,616

		1,856,387
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc. (c)	4,115	148,222
Realogy Holdings Corp. (c)	3,322	142,912

		291,134
Road & Rail — 0.2%
Union Pacific Corp.	7,623	1,184,157
Semiconductors & Semiconductor Equipment — 0.9%
Avago Technologies Ltd.	7,475	322,322
Broadcom Corp., Class A	32,890	855,469
Maxim Integrated Products, Inc.	16,246	484,131
MediaTek, Inc.	98,000	1,210,524
NXP Semiconductor NV (c)	7,777	289,382
Samsung Electronics Co. Ltd.	892	1,134,618
Veeco Instruments, Inc. (c)	22,078	821,964

		5,118,410
Software — 0.5%
Activision Blizzard, Inc.	14,187	236,497
Capcom Co. Ltd.	34,100	656,668
Microsoft Corp.	65,721	2,189,167
Rovi Corp. (c)	3,287	63,012

		3,145,344
Specialty Retail — 0.8%
American Eagle Outfitters, Inc.	9,895	138,431
CST Brands, Inc.	9,988	297,642
Foot Locker, Inc.	7,650	259,641
The Home Depot, Inc.	7,378	559,621
Inditex SA	11,383	1,755,858
Murphy USA, Inc. (c)	7,946	320,939
Ross Stores, Inc.	8,561	623,241
Sears Hometown and Outlet Stores, Inc. (c)	221	7,017
Urban Outfitters, Inc. (c)	14,836	545,520

		4,507,910
Textiles, Apparel & Luxury Goods — 0.6%
Cie Financiere Richemont SA	10,347	1,036,726
NIKE, Inc., Class B	15,692	1,139,867
Ralph Lauren Corp.	1,289	212,337
The Swatch Group AG	2,218	1,428,441

		3,817,371
Tobacco — 0.8%
Altria Group, Inc.	7,981	274,147
Imperial Tobacco Group PLC	72,444	2,678,091
Japan Tobacco, Inc.	39,500	1,423,966
Lorillard, Inc.	12,977	581,110
Reynolds American, Inc.	2,795	136,340

		5,093,654

See Notes to Financial Statements.

10	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Trading Companies & Distributors — 0.1%
Air Lease Corp.		13,202	$365,167
MRC Global, Inc. (c)		10,843	290,592

			655,759
Transportation Infrastructure — 0.0%
Jiangsu Expressway Co. Ltd., H Shares		144,000	169,884
Water Utilities — 0.1%
American Water Works Co., Inc.		18,783	775,362
Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.		22,888	676,340
Vodafone Group PLC		387,482	1,360,002

			2,036,342
Total Common Stocks — 22.2%			133,969,013

Corporate Bonds	Par (000)
Aerospace & Defense — 0.1%
EADS Finance BV, 2.70%, 4/17/23 (b)	USD	500	460,601
Auto Components — 0.1%
Continental AG:
3.00%, 7/16/18	EUR	100	140,366
3.13%, 9/09/20		200	275,305

			415,671
Automobiles — 0.2%
Ford Motor Co., 4.75%, 1/15/43	USD	250	223,118
Peugeot SA, 6.50%, 1/18/19	EUR	200	280,040
Volkswagen International Finance NV, 2.00%, 1/14/20		400	539,941

			1,043,099
Biotechnology — 0.1%
Celgene Corp., 5.25%, 8/15/43	USD	400	396,274
Building Products — 0.0%
Lafarge SA, 4.75%, 9/30/20	EUR	100	136,807
Capital Markets — 0.3%
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	USD	700	776,050
Morgan Stanley, 3.75%, 2/25/23		650	626,622
UBS AG, 4.75%, 5/22/23 (a)		250	239,375

			1,642,047
Chemicals — 0.1%
Brenntag Finance BV, 5.50%, 7/19/18	EUR	400	608,891
Commercial Banks — 2.1%
Abbey National Treasury Services PLC, 4.25%, 4/12/21		500	783,322
Asian Development Bank, 2.35%, 6/21/27	JPY	20,000	239,587
Banco Bilbao Vizcaya Argentaria SA, 3.50%, 12/05/17	EUR	500	710,912
Banco de Sabadell SA, 3.38%, 1/23/18		200	274,695
Bank of Ireland Mortgage Bank, 3.63%, 10/02/20		200	272,559
Bankinter SA, 3.88%, 10/30/15		300	423,226
Barclays Bank PLC:
4.13%, 3/15/16		400	581,523
6.63%, 3/30/22		200	309,894

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
BNP Paribas SA, 2.88%, 11/27/17	EUR	300	$427,163
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	290	300,556
Carrefour Banque SA, 2.88%, 9/25/15	EUR	200	280,811
Danske Bank A/S, 3.88%, 5/18/16		500	722,766
DNB Bank ASA, 3.00%, 9/26/23 (a)		200	270,056
European Investment Bank, 2.15%, 1/18/27	JPY	20,000	229,549
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)	USD	680	698,360
HSBC Holdings PLC, 6.10%, 1/14/42		150	177,587
Hypo Alpe-Adria-Bank International AG, 2.38%, 12/13/22	EUR	1,500	1,985,374
ING Bank NV:
3.38%, 1/11/18		250	368,814
2.63%, 12/05/22 (b)	USD	500	469,508
Intesa Sanpaolo SpA, 3.38%, 1/24/25	EUR	200	266,455
Intesa Sanpaolo Vita SpA, 5.35%, 9/18/18		100	138,298
Lloyds TSB Bank PLC:
6.50%, 3/24/20		300	460,662
4.00%, 9/29/20		250	386,043
Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.10%, 7/25/18	USD	200	204,000
Société Générale SFH, 2.88%, 3/14/19	EUR	500	727,414
Sumitomo Mitsui Banking Corp., 3.95%, 7/19/23	USD	400	402,660
Swedbank AB, 3.00%, 12/05/22 (a)	EUR	250	342,163

			12,453,957
Communications Equipment — 0.0%
Ei Towers SpA, 3.88%, 4/26/18		100	137,882
Computers & Peripherals — 0.1%
Apple, Inc., 2.40%, 5/03/23	USD	550	497,850
Diversified Financial Services — 1.1%
American Honda Finance Corp., 1.88%, 9/04/19	EUR	500	679,772
Bank of America Corp., 5.70%, 1/24/22	USD	600	670,237
Banque PSA Finance SA, 0.63%, 4/08/16	EUR	1,200	1,626,099
Citigroup, Inc.:
5.00%, 9/15/14	USD	140	145,277
4.59%, 12/15/15		700	748,710
Ford Motor Credit Co. LLC, 4.38%, 8/06/23		300	300,169
JPMorgan Chase Bank, NA, 6.00%, 10/01/17		445	509,149
Macquarie Bank Ltd., 2.50%, 9/18/18	EUR	200	273,200
The NASDAQ OMX Group, Inc., 3.88%, 6/07/21		300	418,485
Nationwide Building Society:
3.13%, 4/03/17		100	143,027
4.13%, 3/20/23 (a)		150	201,279
Old Mutual PLC, 7.13%, 10/19/16	GBP	200	363,009
RCI Banque SA, 2.88%, 1/22/18	EUR	350	482,958

			6,561,371
Diversified Telecommunication Services — 0.2%
Iliad SA, 4.88%, 6/01/16		300	436,526
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	240	236,057
5.15%, 9/15/23		250	267,947
6.40%, 2/15/38		200	220,211
6.55%, 9/15/43		250	282,234

			1,442,975

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	11

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities — 0.4%
Alabama Power Co., 3.95%, 6/01/21	USD	220	$230,100
EDP Finance BV, 5.75%, 9/21/17	EUR	300	430,206
Energa Finance AB, 3.25%, 3/19/20		300	407,885
ESB Finance Ltd., 6.25%, 9/11/17		200	311,699
Georgia Power Co., 3.00%, 4/15/16	USD	390	406,729
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		150	177,174
PacifiCorp, 6.25%, 10/15/37		100	121,000
Perusahaan Listrik Negara PT, 5.25%, 10/24/42		200	149,000

			2,233,793
Energy Equipment & Services — 0.0%
ENCE Energia y Celulosa SA, 7.25%, 2/15/20	EUR	150	212,059
Food & Staples Retailing — 0.1%
Casino Guichard Perrachon SA, 3.16%, 8/06/19		200	278,233
Wal-Mart Stores, Inc., 4.00%, 4/11/43	USD	500	445,745

			723,978
Food Products — 0.1%
Barry Callebaut Services NV, 5.63%, 6/15/21	EUR	250	366,115
Gas Utilities — 0.1%
Gas Natural Finance BV, 3.88%, 1/17/23		100	134,365
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)	USD	185	208,350

			342,715
Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA, 3.20%, 6/15/22		500	490,023
Hotels, Restaurants & Leisure — 0.1%
Wyndham Worldwide Corp.:
4.25%, 3/01/22		330	325,008
3.90%, 3/01/23		200	189,878

			514,886
Household Products — 0.0%
Zobele Holding SpA, 7.88%, 2/01/18	EUR	100	141,293
Industrial Conglomerates — 0.1%
Smiths Group PLC, 4.13%, 5/05/17		500	729,627
Insurance — 0.2%
AIA Group Ltd., 3.13%, 3/13/23	USD	600	555,900
Allianz Finance II BV, 5.75%, 7/08/41 (a)	EUR	100	150,153
Assicurazioni Generali SpA, 7.75%, 12/12/42 (a)		100	146,108
Aviva PLC, 6.13%, 11/14/36 (a)		100	165,903
AXA SA, 5.25%, 4/16/40 (a)		200	284,749
Talanx AG, 3.13%, 2/13/23		100	139,109

			1,441,922
IT Services — 0.0%
Computer Sciences Corp., 4.45%, 9/15/22	USD	300	294,839
Leisure Equipment & Products — 0.0%
Mattel, Inc., 5.45%, 11/01/41		200	202,224
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 6.00%, 3/01/20		230	258,999
Media — 0.2%
Cyfrowy Polsat Finance AB, 7.13%, 5/20/18	EUR	300	434,517
Pearson Funding Five PLC, 3.25%, 5/08/23 (b)	USD	350	320,634

Corporate Bonds	Par (000)		Value
Media (concluded)
Time Warner Cable, Inc., 4.50%, 9/15/42	USD	6	$4,387
Viacom, Inc., 5.85%, 9/01/43		200	203,604

			963,142
Metals & Mining — 0.1%
Rio Tinto Finance USA PLC, 3.50%, 3/22/22		400	386,663
Multi-Utilities — 0.1%
Centrica PLC, 6.38%, 3/10/22	GBP	100	195,959
Dominion Resources, Inc., 1.95%, 8/15/16	USD	305	311,219

			507,178
Oil, Gas & Consumable Fuels — 0.3%
Enterprise Products Operating LLC:
6.13%, 10/15/39		125	138,300
Series L, 6.30%, 9/15/17		250	289,191
KazMunayGas National Co. JSC, 4.65%, 4/30/23		350	328,020
Repsol International Finance BV, 2.63%, 5/28/20	EUR	300	390,936
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 3/06/22	USD	300	277,140
Vier Gas Transport GmbH, 3.13%, 7/10/23	EUR	150	209,036

			1,632,623
Paper & Forest Products — 0.1%
Mondi Finance PLC, 3.38%, 9/28/20		500	693,337
Professional Services — 0.1%
Experian Finance PLC, 4.75%, 11/23/18	GBP	400	715,344
Real Estate Investment Trusts (REITs) — 0.2%
Gecina SA, 2.88%, 5/30/23	EUR	300	388,003
Goodman Funding Pty Ltd., 6.38%, 4/15/21 (b)	USD	400	442,694
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		135	142,170

			972,867
Real Estate Management & Development — 0.1%
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	250	337,472
WEA Finance LLC, 4.63%, 5/10/21 (b)	USD	150	158,229

			495,701
Road & Rail — 0.1%
National Express Group PLC, 6.63%, 6/17/20	GBP	400	750,122
Semiconductors & Semiconductor Equipment — 0.1%
ASML Holding NV, 3.38%, 9/19/23	EUR	200	272,694
TSMC Global Ltd., 1.63%, 4/03/18 (b)	USD	300	289,023

			561,717
Software — 0.0%
Microsoft Corp., 2.63%, 5/02/33	EUR	200	246,912
Specialty Retail — 0.1%
Dixons Retail PLC, 8.75%, 9/15/17	GBP	150	277,319
House of Fraser Funding PLC, 8.88%, 8/15/18		100	172,754
O’Reilly Automotive, Inc., 3.80%, 9/01/22	USD	500	490,448

			940,521
Textiles, Apparel & Luxury Goods — 0.1%
LVMH Moet Hennessy Louis Vuitton SA, 1.63%, 6/29/17 (b)		800	797,926

See Notes to Financial Statements.

12	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Transportation Infrastructure — 0.0%
Australia Pacific Airports Melbourne Pty Ltd., 3.13%, 9/26/23	EUR	150	$206,281
Wireless Telecommunication Services — 0.3%
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)	USD	500	565,531
SK Telecom Co. Ltd., 2.13%, 5/01/18 (b)		950	927,836
Telefonica Emisiones SAU, 4.71%, 1/20/20	EUR	100	143,159

			1,636,526
Total Corporate Bonds — 7.5%			45,256,758

Foreign Agency Obligations
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23 (b)	USD	200	200,000
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (b)		200	201,538
European Financial Stability Facility:
1.63%, 9/15/17	EUR	2,000	2,770,584
1.50%, 1/22/20		1,250	1,674,274
Hydro-Quebec, 8.40%, 1/15/22	USD	405	544,267
Kreditanstalt fuer Wiederaufbau, 0.50%, 7/25/16	EUR	2,200	2,981,509
Petrobras International Finance Co., 3.88%, 1/27/16	USD	345	355,967
Province of British Columbia, 4.80%, 6/15/21	CAD	350	379,793
Province of Manitoba:
4.30%, 3/01/16		200	207,173
1.75%, 5/30/19	USD	490	482,458
Province of Ontario:
4.30%, 3/08/17	CAD	600	628,991
6.20%, 6/02/31		400	496,733
Province of Quebec:
4.50%, 12/01/19		600	639,522
5.00%, 12/01/41		150	164,150
Total Foreign Agency Obligations — 1.9%			11,726,959

Foreign Government Obligations
Australia — 0.4%
Commonwealth of Australia:
4.75%, 6/15/16	AUD	1,100	1,080,339
4.75%, 4/21/27		150	148,300
New South Wales Treasury Corp., 6.00%, 2/01/18		400	410,283
Queensland Treasury Corp., 6.25%, 2/21/20		400	416,537
Treasury Corp. of Victoria, 6.00%, 6/15/20		250	260,114

			2,315,573
Austria — 0.5%
Republic of Austria, 1.95%, 6/18/19	EUR	2,100	2,945,250
Belgium — 0.2%
Kingdom of Belgium, 3.75%, 6/22/45		1,000	1,368,000
Canada — 0.3%
Canada Housing Trust No. 1:
2.75%, 9/15/14	CAD	400	394,490
2.75%, 6/15/16		400	400,699
3.35%, 12/15/20		250	253,726

Foreign Government Obligations	Par (000)		Value
Canada (concluded)
Government of Canada:
8.00%, 6/01/27	CAD	300	$463,609
4.00%, 6/01/41		300	340,964

			1,853,488
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24	USD	500	490,000
Czech Republic — 0.0%
Czech Republic, 3.85%, 9/29/21	CZK	4,300	255,455
Denmark — 0.1%
Kingdom of Denmark, 4.00%, 11/15/19	DKK	3,500	740,681
Finland — 1.2%
Republic of Finland:
1.13%, 9/15/18	EUR	1,500	2,038,497
1.63%, 9/15/22		800	1,057,496
1.50%, 4/15/23		3,000	3,879,975

			6,975,968
France — 0.2%
Republic of France, 3.25%, 5/25/45		927	1,204,681
Germany — 0.8%
Federal Republic of Germany:
2.25%, 9/04/21		3,000	4,333,802
1.75%, 7/04/22		150	206,377

			4,540,179
Ireland — 0.3%
Republic of Ireland:
5.50%, 10/18/17		250	376,045
4.50%, 4/18/20		1,050	1,496,489

			1,872,534
Israel — 0.0%
State of Israel, 4.25%, 8/31/16	ILS	1,000	304,025
Italy — 1.1%
Buoni Poliennali Del Tesoro:
3.75%, 8/01/15	EUR	1,000	1,396,818
3.00%, 11/01/15		1,600	2,208,934
4.50%, 5/01/23		2,300	3,133,337

			6,739,089
Ivory Coast — 0.0%
African Development Bank, 1.63%, 10/02/18	USD	100	99,980
Japan — 4.5%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	50,000	526,140
Government of Japan (5 Year):
Series 89, 0.40%, 6/20/15		430,000	4,396,796
Series 105, 0.20%, 6/20/17		195,000	1,986,048
Government of Japan (10 Year):
Series 300, 1.50%, 3/20/19		720,000	7,813,240
Series 323, 0.90%, 6/20/22		290,000	3,024,662
Series 325, 0.80%, 9/20/22		55,000	568,167
Government of Japan (20 Year):
Series 94, 2.10%, 3/20/27		250,000	2,900,537
Series 137, 1.70%, 6/20/32		205,000	2,147,846
Series 146, 1.70%, 9/20/33		30,000	311,524

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	13

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Japan (concluded)
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37	JPY	100,000	$1,168,047
Series 36, 2.00%, 3/20/42		90,000	977,036
Government of Japan (40 Year), Series 5, 2.00%, 3/20/52		24,000	258,887
Japan Finance Organization for Municipalities, 2.00%, 5/09/16		100,000	1,067,830

			27,146,760
Luxembourg — 0.5%
Grand Duchy of Luxembourg, 2.13%, 7/10/23	EUR	2,050	2,767,020
Malaysia — 0.1%
Federation of Malaysia, 3.58%, 9/28/18	MYR	1,200	367,461
Mexico — 0.1%
United Mexican States:
6.50%, 6/09/22	MXN	7,500	593,252
8.30%, 8/15/31	USD	194	264,810

			858,062
Netherlands — 0.0%
Kingdom of the Netherlands, 1.75%, 7/15/23	EUR	30	39,080
New Zealand — 0.0%
New Zealand, 5.00%, 3/15/19	NZD	300	259,286
Norway — 0.0%
Kingdom of Norway, 2.00%, 5/24/23	NOK	800	123,874
Peru — 0.0%
Republic of Peru, 6.55%, 3/14/37	USD	215	254,238
Poland — 0.2%
Republic of Poland:
1.63%, 1/15/19	EUR	400	535,729
5.13%, 4/21/21	USD	200	217,500
5.00%, 3/23/22		250	268,875

			1,022,104
Russia — 0.1%
Russian Federation:
4.88%, 9/16/23		200	204,500
7.50%, 3/31/30 (f)		172	202,227

			406,727
Singapore — 0.0%
Republic of Singapore, 2.25%, 6/01/21	SGD	350	282,416
Slovenia — 0.2%
Republic of Slovenia, 5.85%, 5/10/23	USD	1,000	952,850
South Africa — 0.1%
Republic of South Africa:
5.50%, 3/09/20		100	107,375
7.00%, 2/28/31	ZAR	3,000	256,742

			364,117
Spain — 0.2%
Kingdom of Spain:
5.85%, 1/31/22	EUR	50	75,869
4.80%, 1/31/24		900	1,262,348

			1,338,217
Sweden — 0.2%
Kingdom of Sweden, 3.75%, 8/12/17	SEK	6,000	1,010,105

Foreign Government Obligations	Par (000)		Value
Thailand — 0.1%
Kingdom of Thailand, 3.45%, 3/08/19	THB	13,500	$428,904
United Kingdom — 1.4%
United Kingdom Gilt:
2.75%, 1/22/15	GBP	900	1,501,457
1.75%, 1/22/17		600	996,163
3.75%, 9/07/19		750	1,348,349
5.00%, 3/07/25		400	785,980
4.25%, 6/07/32		800	1,468,091
4.50%, 12/07/42		1,000	1,923,539
4.25%, 12/07/55		100	189,482

			8,213,061
Total Foreign Government Obligations — 12.9%			77,539,185

Investment Companies	Shares
Financial Select Sector SPDR Fund		2,854,598	56,863,592
iShares 1-3 Year Credit Bond ETF (g)		196,815	20,720,683
iShares iBoxx $ High Yield Corporate Bond ETF (g)		127,830	11,704,115
iShares MSCI Mexico Capped ETF (g)		161,084	10,291,657
PowerShares QQQ Trust Series 1		174,361	13,748,365
Technology Select Sector SPDR Fund		1,011,752	32,406,416
Vanguard FTSE Emerging Markets ETF		236,009	9,466,321
Total Investment Companies — 25.7%			155,201,149

Non-Agency Mortgage-Backed Securities	Par (000)
Commercial Mortgage-Backed Securities — 0.2%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)	USD	30	31,352
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48		330	357,986
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 6.06%, 7/10/38 (a)		170	165,042
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)		180	194,500
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.46%, 2/15/40		165	179,657
Total Non-Agency Mortgage-Backed Securities — 0.2%			928,537

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.9%
Fannie Mae:
0.38%, 3/16/15		2,000	2,003,358
6.63%, 11/15/30		200	267,331
Federal Home Loan Bank, 5.63%, 6/13/16		890	1,001,894
Freddie Mac:
1.00%, 7/30/14		1,000	1,007,223
5.25%, 4/18/16		760	850,148

See Notes to Financial Statements.

14	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations (concluded)
Small Business Administration Participation Certificates, Series 1997-20F, Class 1, 7.20%, 6/01/17	USD	75	$80,668
Tennessee Valley Authority, 5.25%, 9/15/39		145	158,053

			5,368,675
Mortgage-Backed Securities — 3.2%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/28 (h)		800	804,500
3.00%, 10/01/43 (h)		1,600	1,563,000
3.50%, 10/01/28-10/01/43 (h)		3,200	3,289,110
4.00%, 10/01/28 (h)		450	477,422
4.50%, 10/01/43 (h)		450	480,586
5.00%, 10/01/43 (h)		350	379,532
5.50%, 10/01/43 (h)		300	327,000
6.00%, 10/01/43 (h)		900	984,375
6.50%, 10/01/43 (h)		250	276,992
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/28-10/01/43 (h)		1,450	1,456,382
4.00%, 10/01/43 (h)		1,150	1,201,930
4.50%, 10/01/28-10/01/43 (h)		1,200	1,271,684
5.00%, 10/01/43 (h)		950	1,024,033
5.50%, 10/01/43 (h)		300	325,031
Ginnie Mae Mortgage-Backed Securities:
4.00%, 10/15/43 (h)		1,400	1,476,563
4.50%, 10/15/43 (h)		1,600	1,717,500
5.00%, 10/15/43 (h)		1,000	1,086,406
5.50%, 10/15/43 (h)		850	930,617

			19,072,663
Total U.S. Government Sponsored Agency Securities — 4.1%			24,441,338

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bonds:
5.25%, 11/15/28	USD	500	$625,313
5.38%, 2/15/31		700	892,718
5.00%, 5/15/37		570	704,306
4.38%, 5/15/41		350	395,719
3.00%, 5/15/42		1,068	935,835
U.S. Treasury Notes:
0.25%, 4/30/14		570	570,579
1.00%, 6/30/19		580	558,975
Total U.S. Treasury Obligations — 0.8%			4,683,445
Total Long-Term Investments (Cost — $427,964,628) — 75.3%			453,826,057

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(i)		153,052,516	153,052,516

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (g)(i)(j)	USD	243	243,001
Total Short-Term Securities (Cost — $153,295,517) — 25.4%			153,295,517
Total Investments Before Options Written (Cost — $581,260,145) — 100.7%			607,121,574

Options Written
(Premiums Received — $ 66,490) — (0.0)%			(70,234)
Total Investments Net of Options Written — 100.7%			607,051,340
Liabilities in Excess of Other Assets — (0.7)%			(3,976,841)

Net Assets — 100.0%			$603,074,499

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

(e)	Restricted security as to resale. As of report date, the Fund held 0.02% of its net assets, with a current value of $97,094 and an original cost of $56,451, in these securities.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	15

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2013	Value at September 30, 2013	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	97,232,371	55,820,145	[1]	—		153,052,516	$153,052,516	$50,767	$446
BlackRock Liquidity Series, LLC, Money Market Series	$2,629,449	—		$2,386,448	[2]	$243,001	$243,001	$10,552	—
iShares 1-3 Year Credit Bond ETF	—	355,770		158,955		196,815	$20,720,683	$215,398	$(11,229)
iShares iBoxx $ High Yield Corporate Bond ETF	245,498	127,830		245,498		127,830	$11,704,115	$1,031,436	$591,714
iShares MSCI EAFE Minimum Volatility ETF	—	204,600		204,600		—	—	$102,380	$1,241,026
iShares MSCI Emerging Markets Minimum Volatility ETF	—	193,100		193,100		—	—	$74,241	$615,434
iShares MSCI Mexico Capped ETF	—	313,278		152,194		161,084	$10,291,657	$73,744	$(278,917)
iShares MSCI USA Minimum Volatility ETF	—	374,900		374,900		—	—	$124,740	$1,493,166

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest sold.

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$2,044,585	$31,086
Credit Suisse Securities (USA) LLC	$477,422	$4,289
Deutsche Bank Securities, Inc.	$2,186,305	$27,687
Goldman Sachs & Co.	$4,976,674	$78,689
J.P. Morgan Securities LLC	$3,803,430	$83,774
Morgan Stanley & Co. LLC	$4,021,246	$52,813
Wells Fargo Securities LLC	$1,563,000	$47,000

(i)	Represents the current yield as of report date.

(j)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub- classifications for reporting ease.

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
1	Australian Government Bonds (10 Year)	Sydney	December 2013	USD	786,391	$493
79	DAX Index	Eurex	December 2013	USD	22,948,774	(73,253)
936	Euro STOXX 50 Index	Eurex	December 2013	USD	36,455,857	413,611
34	Euro-Schatz	Eurex	December 2013	USD	5,078,059	11,309
88	FTSE 100 Index Futures	NYSE Liffe	December 2013	USD	9,159,722	(189,695)
120	GBP Currency Futures	Chicago Mercantile	December 2013	USD	12,132,750	241,398
53	Gilt British	NYSE Liffe	December 2013	USD	9,465,696	88,521
335	Nikkei 225 Index	Osaka Securities	December 2013	USD	49,281,245	1,088,964
59	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	USD	12,995,672	30,499
33	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	USD	3,994,547	7,811
3	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2013	USD	426,281	15,296
(6)	Euro-Bund 8.5 to 10.5-Year Bond Futures Call Options, Strike Price EUR 138.00	Eurex	October 2013	USD	(21,673)	(14,117)

See Notes to Financial Statements.

16	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio

•	Financial futures contracts as of September 30, 2013 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(6)	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 138.00	Eurex	October 2013	USD	(1,380)	$8,652
(14)	Euro-Bund 8.5 to 10.5-Year Bond Futures Call Options, Strike Price EUR 138.50	Eurex	November 2013	USD	(48,676)	(19,343)
(14)	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 138.50	Eurex	November 2013	USD	(10,796)	10,826
(60)	Australian Government Bonds (3 Year)	Sydney	December 2013	USD	(16,235,769)	(39,173)
(2)	Canadian Government Bonds (10 Year)	Montreal	December 2013	USD	(251,716)	(464)
(370)	E-Mini S&P 500 Futures	Chicago Mercantile	December 2013	USD	(30,973,625)	75,718
(44)	Euro-Bobl	Eurex	December 2013	USD	(7,407,343)	(86,856)
(35)	Euro-Bund	Eurex	December 2013	USD	(6,652,642)	(141,121)
(5)	Japanese Government Bonds (10 Year)	Tokyo	December 2013	USD	(7,330,993)	(55,383)
(31)	Japanese Yen Currency Futures	Chicago Mercantile	December 2013	USD	(3,947,075)	(37,110)
(220)	MSCI Emerging Markets E-Mini Index	NYSE Liffe	December 2013	USD	(10,809,700)	94,362
(118)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	USD	(14,914,094)	(235,868)
Total						$1,195,077

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	130,000	USD	57,168	Bank of America N.A.	10/02/13	$1,458
BRL	90,000	USD	40,359	BNP Paribas S.A.	10/02/13	249
BRL	120,000	USD	53,812	Citibank N.A.	10/02/13	333
BRL	120,000	USD	50,484	State Street Bank and Trust Co.	10/02/13	3,632
BRL	40,000	USD	17,937	UBS AG	10/02/13	111
USD	58,296	BRL	130,000	Bank of America N.A.	10/02/13	(360)
USD	40,457	BRL	90,000	BNP Paribas S.A.	10/02/13	(130)
USD	52,299	BRL	120,000	Citibank N.A.	10/02/13	(1,817)
USD	53,812	BRL	120,000	State Street Bank and Trust Co.	10/02/13	(333)
USD	18,059	BRL	40,000	UBS AG	10/02/13	20
USD	21,523	EUR	15,904	Citibank N.A.	10/02/13	7
USD	32,896	GBP	20,329	Goldman Sachs International	10/02/13	(14)
USD	91,459	HKD	709,276	Citibank N.A.	10/02/13	9
AUD	2,270,000	USD	2,113,370	State Street Bank and Trust Co.	10/03/13	3,849
CAD	4,610,000	USD	4,469,653	Deutsche Bank AG	10/03/13	5,522
CZK	4,700,000	USD	247,982	Deutsche Bank AG	10/03/13	(444)
DKK	4,400,000	USD	799,593	Deutsche Bank AG	10/03/13	(1,469)
EUR	15,720,000	USD	21,289,596	Goldman Sachs International	10/03/13	(22,631)
EUR	15,720,000	USD	21,294,469	HSBC Bank PLC	10/03/13	(27,505)
EUR	16,200,000	USD	21,946,302	HSBC Bank PLC	10/03/13	(29,965)
GBP	7,415,000	USD	11,955,353	HSBC Bank PLC	10/03/13	48,547

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	17

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	322,835	USD	41,634	State Street Bank and Trust Co.	10/03/13	$(10)
ILS	1,200,000	USD	337,743	Citibank N.A.	10/03/13	2,755
JPY	2,747,000,000	USD	27,936,540	BNP Paribas S.A.	10/03/13	10,478
MXN	8,500,000	USD	647,372	Citibank N.A.	10/03/13	1,823
NOK	850,000	USD	141,813	UBS AG	10/03/13	(475)
NZD	350,000	USD	289,065	Citibank N.A.	10/03/13	1,563
SEK	7,500,000	USD	1,169,810	Citibank N.A.	10/03/13	(2,893)
SGD	400,000	USD	318,827	JPMorgan Chase Bank N.A.	10/03/13	14
THB	13,500,000	USD	431,724	Deutsche Bank AG	10/03/13	(224)
USD	2,022,661	AUD	2,270,000	UBS AG	10/03/13	(94,558)
USD	4,385,564	CAD	4,610,000	Royal Bank of Canada	10/03/13	(89,610)
USD	241,845	CZK	4,700,000	BNP Paribas S.A.	10/03/13	(5,692)
USD	781,229	DKK	4,400,000	State Street Bank and Trust Co.	10/03/13	(16,895)
USD	31,524,055	EUR	23,820,000	BNP Paribas S.A.	10/03/13	(701,078)
USD	31,515,100	EUR	23,820,000	Royal Bank of Scotland PLC	10/03/13	(710,033)
USD	5,738,693	GBP	3,705,000	UBS AG	10/03/13	(259,210)
USD	5,745,139	GBP	3,710,000	Westpac Banking Corp.	10/03/13	(260,858)
USD	330,688	ILS	1,200,000	Deutsche Bank AG	10/03/13	(9,810)
USD	183,483	JPY	18,000,000	BNP Paribas S.A.	10/03/13	357
USD	27,776,816	JPY	2,729,000,000	Royal Bank of Canada	10/03/13	12,924
USD	636,628	MXN	8,500,000	Citibank N.A.	10/03/13	(12,568)
USD	139,162	NOK	850,000	State Street Bank and Trust Co.	10/03/13	(2,176)
USD	271,453	NZD	350,000	UBS AG	10/03/13	(19,175)
USD	1,137,933	SEK	7,500,000	Citibank N.A.	10/03/13	(28,984)
USD	313,432	SGD	400,000	Deutsche Bank AG	10/03/13	(5,409)
USD	417,182	THB	13,500,000	Credit Suisse International	10/03/13	(14,318)
USD	288,748	ZAR	3,000,000	Citibank N.A.	10/03/13	(9,909)
ZAR	3,000,000	USD	297,597	UBS AG	10/03/13	1,060
USD	2,108,773	AUD	2,270,000	State Street Bank and Trust Co.	11/05/13	(3,565)
USD	4,466,111	CAD	4,610,000	Deutsche Bank AG	11/05/13	(5,340)
USD	248,020	CZK	4,700,000	Deutsche Bank AG	11/05/13	442
USD	799,834	DKK	4,400,000	Deutsche Bank AG	11/05/13	1,449
USD	21,291,341	EUR	15,720,000	Goldman Sachs International	11/05/13	22,604
USD	365,516	EUR	270,000	HSBC Bank PLC	11/05/13	—
USD	21,296,246	EUR	15,720,000	HSBC Bank PLC	11/05/13	27,509
USD	21,948,116	EUR	16,200,000	HSBC Bank PLC	11/05/13	29,952
USD	129,519	GBP	80,000	HSBC Bank PLC	11/05/13	—
USD	11,952,313	GBP	7,415,000	HSBC Bank PLC	11/05/13	(48,303)
USD	337,536	ILS	1,200,000	Citibank N.A.	11/05/13	(2,752)
USD	27,941,229	JPY	2,747,000,000	BNP Paribas S.A.	11/05/13	(11,407)
USD	645,710	MXN	8,500,000	Citibank N.A.	11/05/13	(1,576)
USD	141,641	NOK	850,000	UBS AG	11/05/13	488
USD	288,423	NZD	350,000	Citibank N.A.	11/05/13	(1,510)
USD	1,168,913	SEK	7,500,000	Citibank N.A.	11/05/13	2,951
USD	318,837	SGD	400,000	JPMorgan Chase Bank N.A.	11/05/13	(18)

See Notes to Financial Statements.

18	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	431,041	THB	13,500,000	Deutsche Bank AG	11/05/13	$463
USD	296,180	ZAR	3,000,000	UBS AG	11/05/13	(970)
AUD	2,292,611	USD	2,053,262	UBS AG	12/03/13	76,473
CZK	1,060,000	USD	54,618	Bank of America N.A.	12/03/13	1,227
CZK	710,000	USD	36,895	Deutsche Bank AG	12/03/13	511
EUR	39,000	USD	51,383	Barclays Bank PLC	12/03/13	1,387
HUF	13,700,000	USD	61,757	Bank of America N.A.	12/03/13	272
INR	600,000	USD	9,214	Deutsche Bank AG	12/03/13	200
KRW	8,100,000	USD	7,345	Deutsche Bank AG	12/03/13	161
KRW	35,900,000	USD	33,156	Deutsche Bank AG	12/03/13	112
MXN	990,000	USD	76,821	Citibank N.A.	12/03/13	(1,590)
MXN	130,000	USD	9,875	Credit Suisse International	12/03/13	3
MXN	380,000	USD	28,659	State Street Bank and Trust Co.	12/03/13	—
MYR	30,000	USD	9,166	Citibank N.A.	12/03/13	—
MYR	60,000	USD	18,176	Citibank N.A.	12/03/13	155
MYR	50,000	USD	15,057	Deutsche Bank AG	12/03/13	219
PLN	210,000	USD	64,752	Barclays Bank PLC	12/03/13	2,236
PLN	105,000	USD	33,474	BNP Paribas S.A.	12/03/13	20
PLN	105,000	USD	33,474	HSBC Bank PLC	12/03/13	20
RUB	600,000	USD	18,584	Citibank N.A.	12/03/13	(275)
RUB	700,000	USD	21,702	Credit Suisse International	12/03/13	(341)
RUB	1,700,000	USD	51,124	Credit Suisse International	12/03/13	753
SGD	60,000	USD	47,075	Citibank N.A.	12/03/13	755
SGD	30,000	USD	23,515	Deutsche Bank AG	12/03/13	400
SGD	30,000	USD	23,975	JPMorgan Chase Bank N.A.	12/03/13	(60)
TRY	30,000	USD	14,212	BNP Paribas S.A.	12/03/13	468
TRY	50,000	USD	24,490	BNP Paribas S.A.	12/03/13	(24)
TRY	20,000	USD	9,950	Citibank N.A.	12/03/13	(164)
TRY	50,000	USD	23,913	Citibank N.A.	12/03/13	553
TRY	70,000	USD	34,949	JPMorgan Chase Bank N.A.	12/03/13	(697)
USD	55,585	CZK	1,060,000	Bank of America N.A.	12/03/13	(261)
USD	36,294	CZK	710,000	Deutsche Bank AG	12/03/13	(1,112)
USD	16,688	CZK	320,000	Royal Bank of Scotland PLC	12/03/13	(171)
USD	46,439	EUR	35,000	Bank of America N.A.	12/03/13	(919)
USD	5,281	EUR	4,000	State Street Bank and Trust Co.	12/03/13	(131)
USD	9,697	HUF	2,200,000	Barclays Bank PLC	12/03/13	(264)
USD	13,884	HUF	3,200,000	Barclays Bank PLC	12/03/13	(605)
USD	36,377	HUF	8,300,000	BNP Paribas S.A.	12/03/13	(1,203)
USD	20,219	HUF	4,500,000	Royal Bank of Scotland PLC	12/03/13	(156)
USD	12,930	KRW	14,100,000	Goldman Sachs International	12/03/13	(137)
USD	66,913	MXN	860,000	JPMorgan Chase Bank N.A.	12/03/13	1,562
USD	47,556	MXN	640,000	State Street Bank and Trust Co.	12/03/13	(1,077)
USD	32,970	MYR	110,000	HSBC Bank PLC	12/03/13	(637)
USD	37,694	MYR	120,000	HSBC Bank PLC	12/03/13	1,032
USD	12,250	PLN	40,000	Bank of America N.A.	12/03/13	(509)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	19

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	64,544	PLN	210,000	Bank of America N.A.	12/03/13	$(2,444)
USD	21,540	PLN	70,000	Barclays Bank PLC	12/03/13	(789)
USD	15,914	PLN	50,000	Royal Bank of Scotland PLC	12/03/13	(36)
USD	31,187	PLN	100,000	Royal Bank of Scotland PLC	12/03/13	(712)
USD	35,665	RUB	1,200,000	Citibank N.A.	12/03/13	(953)
USD	56,048	SGD	70,000	HSBC Bank PLC	12/03/13	246
USD	78,240	SGD	100,000	HSBC Bank PLC	12/03/13	(1,476)
USD	69,184	TRY	140,000	Citibank N.A.	12/03/13	679
USD	38,540	TRY	80,000	Royal Bank of Scotland PLC	12/03/13	(605)
AUD	10,000	USD	9,280	Deutsche Bank AG	12/12/13	—
AUD	143,000	USD	133,194	Deutsche Bank AG	12/12/13	(432)
AUD	544,000	USD	512,833	Goldman Sachs International	12/12/13	(7,779)
AUD	180,000	USD	165,551	JPMorgan Chase Bank N.A.	12/12/13	1,562
AUD	540,000	USD	508,061	JPMorgan Chase Bank N.A.	12/12/13	(6,720)
AUD	9,000	USD	8,410	UBS AG	12/12/13	(54)
AUD	87,000	USD	81,601	UBS AG	12/12/13	(830)
AUD	44,000	USD	40,986	Westpac Banking Corp.	12/12/13	(136)
AUD	116,000	USD	108,129	Westpac Banking Corp.	12/12/13	(433)
CAD	169,000	USD	163,478	Deutsche Bank AG	12/12/13	287
CAD	95,000	USD	92,260	HSBC Bank PLC	12/12/13	—
CAD	383,000	USD	368,636	JPMorgan Chase Bank N.A.	12/12/13	2,500
CAD	10,000	USD	9,621	Royal Bank of Canada	12/12/13	69
CAD	46,000	USD	44,285	Royal Bank of Canada	12/12/13	290
CAD	53,000	USD	51,423	Royal Bank of Canada	12/12/13	(64)
CAD	90,000	USD	86,587	Royal Bank of Canada	12/12/13	625
CAD	560,000	USD	539,117	Royal Bank of Canada	12/12/13	3,536
CAD	75,000	USD	72,199	Royal Bank of Scotland PLC	12/12/13	478
CAD	900,000	USD	866,386	Royal Bank of Scotland PLC	12/12/13	5,735
EUR	43,000	USD	57,979	Goldman Sachs International	12/12/13	205
EUR	6,000	USD	7,974	HSBC Bank PLC	12/12/13	145
EUR	62,000	USD	83,759	HSBC Bank PLC	12/12/13	133
EUR	489,000	USD	646,045	HSBC Bank PLC	12/12/13	15,625
EUR	37,500	USD	49,543	Royal Bank of Scotland PLC	12/12/13	1,199
EUR	124,000	USD	167,896	Royal Bank of Scotland PLC	12/12/13	(110)
EUR	86,000	USD	114,834	UBS AG	12/12/13	1,534
EUR	137,000	USD	182,972	UBS AG	12/12/13	2,404
EUR	267,000	USD	361,662	UBS AG	12/12/13	(382)
GBP	634,000	USD	994,407	Barclays Bank PLC	12/12/13	31,418
GBP	93,000	USD	148,995	Deutsche Bank AG	12/12/13	1,481
GBP	201,000	USD	321,422	Deutsche Bank AG	12/12/13	3,800
GBP	220,000	USD	352,838	Deutsche Bank AG	12/12/13	3,126
GBP	220,000	USD	353,008	Deutsche Bank AG	12/12/13	2,956
GBP	16,000	USD	25,695	HSBC Bank PLC	12/12/13	194
GBP	206,000	USD	323,086	JPMorgan Chase Bank N.A.	12/12/13	10,226
GBP	173,000	USD	277,231	Royal Bank of Scotland PLC	12/12/13	2,687

See Notes to Financial Statements.

20	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	239,000	USD	383,662	Royal Bank of Scotland PLC	12/12/13	$3,045
GBP	28,000	USD	44,786	UBS AG	12/12/13	519
GBP	177,000	USD	284,466	UBS AG	12/12/13	1,924
JPY	3,400,000	USD	34,330	Goldman Sachs International	12/12/13	276
JPY	12,350,000	USD	124,133	Goldman Sachs International	12/12/13	1,571
JPY	1,300,000	USD	13,110	JPMorgan Chase Bank N.A.	12/12/13	122
JPY	3,000,000	USD	30,290	JPMorgan Chase Bank N.A.	12/12/13	246
JPY	3,200,000	USD	32,351	JPMorgan Chase Bank N.A.	12/12/13	220
JPY	4,700,000	USD	47,454	JPMorgan Chase Bank N.A.	12/12/13	385
JPY	6,400,000	USD	64,501	JPMorgan Chase Bank N.A.	12/12/13	641
JPY	13,700,000	USD	138,154	JPMorgan Chase Bank N.A.	12/12/13	1,291
JPY	19,300,000	USD	193,014	JPMorgan Chase Bank N.A.	12/12/13	3,430
JPY	2,200,000	USD	22,143	UBS AG	12/12/13	250
JPY	5,800,000	USD	58,793	UBS AG	12/12/13	242
NOK	121,000	USD	20,419	Deutsche Bank AG	12/12/13	(353)
NOK	982,000	USD	169,073	Deutsche Bank AG	12/12/13	(6,218)
NOK	1,706,000	USD	282,011	Deutsche Bank AG	12/12/13	913
NOK	906,000	USD	152,946	HSBC Bank PLC	12/12/13	(2,694)
NOK	455,000	USD	78,216	JPMorgan Chase Bank N.A.	12/12/13	(2,759)
NOK	919,000	USD	157,980	JPMorgan Chase Bank N.A.	12/12/13	(5,572)
NOK	2,173,000	USD	366,896	JPMorgan Chase Bank N.A.	12/12/13	(6,524)
NZD	206,000	USD	166,621	Citibank N.A.	12/12/13	3,602
NZD	152,000	USD	121,144	Goldman Sachs International	12/12/13	4,457
NZD	532,000	USD	424,126	JPMorgan Chase Bank N.A.	12/12/13	15,478
SEK	380,000	USD	57,944	Deutsche Bank AG	12/12/13	1,084
SEK	380,000	USD	57,944	Deutsche Bank AG	12/12/13	1,084
SEK	153,000	USD	23,654	JPMorgan Chase Bank N.A.	12/12/13	112
SEK	206,000	USD	31,517	JPMorgan Chase Bank N.A.	12/12/13	482
SEK	710,000	USD	108,291	JPMorgan Chase Bank N.A.	12/12/13	1,997
SEK	710,000	USD	108,291	JPMorgan Chase Bank N.A.	12/12/13	1,997
SEK	915,000	USD	139,990	JPMorgan Chase Bank N.A.	12/12/13	2,142
SEK	708,000	USD	107,878	Royal Bank of Scotland PLC	12/12/13	2,100
SEK	710,000	USD	108,182	Royal Bank of Scotland PLC	12/12/13	2,106
SEK	1,025,000	USD	161,325	Royal Bank of Scotland PLC	12/12/13	(2,106)
SEK	5,801,000	USD	879,619	UBS AG	12/12/13	21,481
USD	165,454	AUD	180,000	Citibank N.A.	12/12/13	(1,659)
USD	491,744	AUD	527,000	Deutsche Bank AG	12/12/13	2,472
USD	266,024	AUD	283,000	Goldman Sachs International	12/12/13	3,284
USD	287,875	AUD	313,000	JPMorgan Chase Bank N.A.	12/12/13	(2,717)
USD	242,913	AUD	261,000	Royal Bank of Canada	12/12/13	—
USD	1,015,805	AUD	1,109,000	Royal Bank of Scotland PLC	12/12/13	(13,801)
USD	494,965	AUD	530,000	Westpac Banking Corp.	12/12/13	2,909
USD	502,423	CAD	522,000	JPMorgan Chase Bank N.A.	12/12/13	(3,407)
USD	36,839	CAD	38,000	Royal Bank of Canada	12/12/13	17
USD	49,271	CAD	51,000	Royal Bank of Scotland PLC	12/12/13	(149)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	21

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	233,573	CAD	241,000	Royal Bank of Scotland PLC	12/12/13	$38
USD	13,518	EUR	10,000	Deutsche Bank AG	12/12/13	(13)
USD	14,875	EUR	11,000	Deutsche Bank AG	12/12/13	(9)
USD	33,769	EUR	25,000	Deutsche Bank AG	12/12/13	—
USD	64,858	EUR	48,000	Deutsche Bank AG	12/12/13	(91)
USD	142,157	EUR	105,000	Deutsche Bank AG	12/12/13	—
USD	168,060	EUR	124,000	Deutsche Bank AG	12/12/13	275
USD	324,422	EUR	240,000	Deutsche Bank AG	12/12/13	(324)
USD	324,542	EUR	240,000	Deutsche Bank AG	12/12/13	(204)
USD	8,097	EUR	6,000	Goldman Sachs International	12/12/13	(21)
USD	66,305	EUR	50,000	Goldman Sachs International	12/12/13	(1,350)
USD	83,672	EUR	62,000	Goldman Sachs International	12/12/13	(221)
USD	320,034	EUR	241,000	JPMorgan Chase Bank N.A.	12/12/13	(6,065)
USD	420,949	EUR	311,000	JPMorgan Chase Bank N.A.	12/12/13	132
USD	16,223	EUR	12,000	UBS AG	12/12/13	(14)
USD	167,126	EUR	124,000	UBS AG	12/12/13	(660)
USD	285,731	EUR	212,000	UBS AG	12/12/13	(1,128)
USD	297,986	GBP	190,000	HSBC Bank PLC	12/12/13	(9,438)
USD	357,973	GBP	225,000	HSBC Bank PLC	12/12/13	(6,082)
USD	89,020	GBP	55,000	Royal Bank of Scotland PLC	12/12/13	—
USD	236,107	JPY	23,600,000	Deutsche Bank AG	12/12/13	(4,104)
USD	252,915	JPY	25,280,000	Deutsche Bank AG	12/12/13	(4,396)
USD	9,143	JPY	900,000	Goldman Sachs International	12/12/13	(17)
USD	13,126	JPY	1,300,000	Goldman Sachs International	12/12/13	(106)
USD	82,923	JPY	8,250,000	Goldman Sachs International	12/12/13	(1,049)
USD	12,132	JPY	1,200,000	HSBC Bank PLC	12/12/13	(82)
USD	101,348	JPY	10,000,000	JPMorgan Chase Bank N.A.	12/12/13	(436)
USD	353,595	JPY	35,400,000	JPMorgan Chase Bank N.A.	12/12/13	(6,721)
USD	378,766	JPY	37,920,000	JPMorgan Chase Bank N.A.	12/12/13	(7,200)
USD	97,874	JPY	9,600,000	Westpac Banking Corp.	12/12/13	—
USD	8,811	NOK	53,000	Deutsche Bank AG	12/12/13	22
USD	329,619	NOK	1,994,000	Deutsche Bank AG	12/12/13	(1,067)
USD	164,550	NOK	995,000	JPMorgan Chase Bank N.A.	12/12/13	(462)
USD	164,695	NOK	997,000	Royal Bank of Scotland PLC	12/12/13	(648)
USD	168,910	NOK	982,000	Royal Bank of Scotland PLC	12/12/13	6,054
USD	23,910	NZD	30,000	Goldman Sachs International	12/12/13	(880)
USD	86,638	NZD	104,000	Goldman Sachs International	12/12/13	701
USD	25,511	NZD	32,000	JPMorgan Chase Bank N.A.	12/12/13	(931)
USD	38,477	NZD	47,000	Royal Bank of Canada	12/12/13	(360)
USD	66,915	NZD	81,000	Royal Bank of Canada	12/12/13	(17)
USD	201,989	NZD	252,000	Westpac Banking Corp.	12/12/13	(6,245)
USD	31,238	SEK	201,000	Deutsche Bank AG	12/12/13	15
USD	228,047	SEK	1,455,000	HSBC Bank PLC	12/12/13	2,034
USD	62,994	SEK	399,000	JPMorgan Chase Bank N.A.	12/12/13	1,015
USD	228,741	SEK	1,460,000	JPMorgan Chase Bank N.A.	12/12/13	1,951

See Notes to Financial Statements.

22	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	366,495	SEK	2,343,000	JPMorgan Chase Bank N.A.	12/12/13	$2,544
USD	75,058	SEK	495,000	UBS AG	12/12/13	(1,833)
USD	180,767	SEK	1,155,000	UBS AG	12/12/13	1,355
USD	365,475	MYR	1,200,000	Deutsche Bank AG	12/16/13	(853)
Total						$(2,089,025)

•	Exchange-traded options written as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	126.50	11/22/13	29	$(33,531)
U.S. Treasury Notes (10 Year)	Put	USD	126.50	11/22/13	29	(36,703)
Total						$(70,234)

•	Centrally cleared credit default swaps — buy protection outstanding as of September 30, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
iTraxx Europe Crossover Series 20 Version 1	5.00%	IntercontinentalExchange, Inc.	12/20/18	EUR	650	$209

•	Centrally cleared interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
2.47%[1]	3-month USD LIBOR	Chicago Mercantile	12/31/13[2]	8/15/20	USD	15,370	$(253,030)
2.96%[1]	6-month GBP LIBOR	Chicago Mercantile	12/31/13[2]	3/07/25	GBP	6,010	(50,471)
Total							$(303,501)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

•	Over-the-counter interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
0.94%[1]	1-day STIBOR	Royal Bank of Scotland PLC	10/30/13	SEK	87,590	$(2,948)	—	$(2,948)

[1]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	23

Schedule of Investments (concluded)	BlackRock Managed Volatility Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$79,673	—	$79,673
Common Stocks	$91,773,047	42,098,872	$97,094	133,969,013
Corporate Bonds	—	45,256,758	—	45,256,758
Foreign Agency Obligations	—	11,726,959	—	11,726,959
Foreign Government Obligations	—	77,539,185	—	77,539,185
Investment Companies	155,201,149	—	—	155,201,149
Non-Agency Mortgage-Backed Securities	—	928,537	—	928,537
U.S. Government Sponsored Agency Securities	—	24,441,338	—	24,441,338
U.S. Treasury Obligations	—	4,683,445	—	4,683,445
Short-Term Securities	153,052,516	243,001	—	153,295,517
Total	$400,026,712	$206,997,768	$97,094	$607,121,574

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$209	—	$209
Equity contracts	$1,672,655	—	—	1,672,655
Foreign currency exchange contracts	242,107	459,534	—	701,641
Interest rate contracts	173,407		—	173,407
Liabilities:
Equity contracts	(262,948)	—	—	(262,948)
Foreign currency exchange contracts	(37,827)	(2,548,551)	—	(2,586,378)
Interest rate contracts	(662,559)	(306,449)	—	(969,008)
Total	$1,124,835	$(2,395,257)	—	$(1,270,422)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$11,212,000	—	—	$11,212,000
Foreign currency at value	7,035,768	—	—	7,035,768
Cash pledged as collateral for over-the-counter derivatives	720,000	—	—	720,000
Liabilities:
Collateral on securities loaned at value	—	$(243,001)	—	(243,001)
Bank overdraft	—	(210,234)	—	(210,234)
Total	$18,967,768	$(453,235)	—	$18,514,533

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

24	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Statement of Assets and Liabilities	BlackRock Managed Volatility Portfolio

September 30, 2013

Assets
Investments at value — unaffiliated (including securities loaned at value of $237,182) (cost — $384,162,685)	$411,109,602
Investments at value — affiliated (cost — $197,097,460)	196,011,972
Cash pledged for financial futures contracts	11,212,000
Cash pledged as collateral for over-the-counter derivatives	720,000
Foreign currency at value (cost — $6,952,432)	7,035,768
Variation margin receivable on centrally cleared swaps	55,782
Variation margin receivable on futures	426,156
Investments sold receivable	1,894,381
Swap receivable	380
Unrealized appreciation on foreign currency exchange contracts	460,243
Capital shares sold receivable	202,683
Interest receivable	1,223,243
Dividends receivable — unaffiliated	301,160
Dividends receivable — affiliated	4,581
Securities lending income receivable — affiliated	404
Receivable from Manager	141
Prepaid expenses	32,649
Other assets	79,991

Total assets	630,771,136

Liabilities
Bank overdraft	210,234
Options written at value (premiums received — $66,490)	70,234
Collateral on securities loaned at value	243,001
Variation margin payable on futures	1,608,866
Investments purchased payable	21,198,028
Swap payable	38,242
Unrealized depreciation on foreign currency exchange contracts	2,549,268
Unrealized depreciation on over-the-counter swaps	2,948
Capital shares redeemed payable	693,368
Investment advisory fees payable	267,027
Service and distribution fees payable	155,600
Other affiliates payable	120,212
Officer’s and Trustees’ fees payable	4,623
Other accrued expenses payable	534,986

Total liabilities	27,696,637

Net Assets	$603,074,499

Net Assets Consist of
Paid-in capital	$520,737,626
Undistributed net investment income	11,785,351
Accumulated net realized gain	45,705,022
Net unrealized appreciation/depreciation	24,846,500

Net Assets	$603,074,499

Net Asset Value
Institutional — Based on net assets of $132,006,563 and 8,276,759 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.95

Service — Based on net assets of $1,773,620 and 111,567 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.90

Investor A — Based on net assets of $374,714,532 and 23,587,649 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.89

Investor B — Based on net assets of $12,729,621 and 811,385 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.69

Investor C — Based on net assets of $81,850,163 and 5,247,425 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.60

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	25

Statement of Operations	BlackRock Managed Volatility Portfolio

Year Ended September 30, 2013

Investment Income
Interest	$3,842,203
Dividends — unaffiliated	6,129,073
Dividends — affiliated	1,672,706
Foreign taxes withheld	(79,227)
Other income — affiliated	170,649
Securities lending — affiliated — net	10,552

Total income	11,745,956

Expenses
Investment advisory	3,054,898
Service and distribution — class specific	1,967,876
Transfer agent — class specific	1,007,012
Administration	411,033
Professional	255,363
Administration — class specific	138,880
Printing	72,107
Registration	65,371
Custodian	31,593
Officer and Trustees	19,092
Miscellaneous	73,781
Recoupment of past waived fees — class specific	17,701

Total expenses	7,114,707
Less fees waived by Manager	(231,389)
Less administration fees waived — class specific	(3,218)
Less transfer agent fees waived — class specific	(454)
Less transfer agent fees reimbursed — class specific	(2,548)

Total expenses after fees waived and reimbursed	6,877,098

Net investment income	4,868,858

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	49,168,451
Investments — affiliated	3,651,194
Capital gain distributions received from affiliated investment companies	446
Options written	194,842
Financial futures contracts	(2,373,107)
Swaps	1,617,212
Foreign currency transactions	6,288,421

58,547,459

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(17,674,124)
Investments — affiliated	(1,310,584)
Options written	(3,744)
Financial futures contracts	3,266,488
Swaps	(286,819)
Foreign currency translations	(71,849)

(16,080,632)

Total realized and unrealized gain	42,466,827

Net Increase in Net Assets Resulting from Operations	$47,335,685

See Notes to Financial Statements.

26	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Statements of Changes in Net Assets	BlackRock Managed Volatility Portfolio

	Year Ended September 30,
Increase in Net Assets:	2013	2012

Operations
Net investment income	$4,868,858	$6,374,853
Net realized gain	58,547,459	25,501,855
Net change in unrealized appreciation/depreciation	(16,080,632)	36,300,459

Net increase in net assets resulting from operations	47,335,685	68,177,167

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(854,926)	(728,212)
Service	(20,556)	(25,629)
Investor A	(4,326,576)	(5,876,499)
Investor B	(15,863)	(233,044)
Investor C	(271,036)	(927,535)
Net realized gain:
Institutional	(2,193,125)	(878,568)
Service	(70,315)	(35,473)
Investor A	(14,426,688)	(8,053,732)
Investor B	(670,450)	(650,345)
Investor C	(3,215,648)	(1,802,237)

Decrease in net assets resulting from dividends and distributions to shareholders	(26,065,183)	(19,211,274)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	24,614,595	(17,866,421)

Net Assets
Total increase in net assets	45,885,097	31,099,472
Beginning of year	557,189,402	526,089,930

End of year	$603,074,499	$557,189,402

Undistributed net investment income, end of year	$11,785,351	$1,678,447

[1]	Dividends and distributions are determined in accordance with federal tax regulations.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	27

Financial Highlights	BlackRock Managed Volatility Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.37	$14.03	$14.31	$13.28	$12.96	$15.31	$13.99	$14.27	$13.24	$12.93

Net investment income[1]	0.19	0.23	0.29	0.29	0.27	0.15	0.19	0.25	0.25	0.24
Net realized and unrealized gain (loss)	1.19	1.68	(0.26)	1.02	0.45	1.19	1.67	(0.26)	1.03	0.44

Net increase (decrease) from investment operations	1.38	1.91	0.03	1.31	0.72	1.34	1.86	(0.01)	1.28	0.68

Dividends and distributions from:[2]
Net investment income	(0.22)	(0.26)	(0.31)	(0.28)	(0.21)	(0.17)	(0.23)	(0.27)	(0.25)	(0.18)
Net realized gain	(0.58)	(0.31)	—	—	(0.19)	(0.58)	(0.31)	—	—	(0.19)

Total dividends and distributions	(0.80)	(0.57)	(0.31)	(0.28)	(0.40)	(0.75)	(0.54)	(0.27)	(0.25)	(0.37)

Net asset value, end of year	$15.95	$15.37	$14.03	$14.31	$13.28	$15.90	$15.31	$13.99	$14.27	$13.24

Total Investment Return[3]
Based on net asset value	9.35%	13.89%	0.06%	9.99%	6.15%[4]	9.06%	13.53%	(0.21)%	9.74%	5.83%[5]

Ratios to Average Net Assets
Total expenses	0.91%[6]	0.95%[7]	0.94%	0.95%	0.95%	1.24%[6]	1.27%[7]	1.24%	1.27%	1.18%

Total expenses excluding recoupment of past waived fees	0.89%[6]	0.91%[7]	0.94%	0.95%	0.95%	1.23%[6]	1.27%[7]	1.24%	1.27%	1.15%

Total expenses after fees waived, reimbursed and paid indirectly	0.87%[6]	0.90%[7]	0.90%	0.91%	0.88%	1.17%[6]	1.18%[7]	1.18%	1.19%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.87%[6]	0.89%[7]	0.89%	0.89%	0.88%	1.17%[6]	1.17%[7]	1.17%	1.17%	1.14%

Net investment income	1.22%[6]	1.59%[7]	1.91%	2.09%	2.43%	0.95%[6]	1.30%[7]	1.63%	1.80%	2.17%

Supplemental Data
Net assets, end of year (000)	$132,007	$59,041	$40,259	$39,083	$29,127	$1,774	$1,915	$1,676	$1,652	$1,472

Portfolio turnover	192%	324%[8]	401%[9]	400%[10]	354%[11]	192%	324%[8]	401%[9]	400%[10]	354%[11]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.92%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.60%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

See Notes to Financial Statements.

28	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock Managed Volatility Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.30	$13.98	$14.26	$13.23	$12.92	$15.10	$13.83	$14.10	$13.08	$12.75

Net investment income[1]	0.15	0.19	0.25	0.24	0.23	0.01	0.06	0.13	0.12	0.14
Net realized and unrealized gain (loss)	1.19	1.66	(0.26)	1.03	0.43	1.16	1.65	(0.26)	1.03	0.43

Net increase (decrease) from investment operations	1.34	1.85	(0.01)	1.27	0.66	1.17	1.71	(0.13)	1.15	0.57

Dividends and distributions from:[2]
Net investment income	(0.17)	(0.22)	(0.27)	(0.24)	(0.16)	(0.01)	(0.13)	(0.14)	(0.13)	(0.05)
Net realized gain	(0.58)	(0.31)	—	—	(0.19)	(0.57)	(0.31)	—	—	(0.19)

Total dividends and distributions	(0.75)	(0.53)	(0.27)	(0.24)	(0.35)	(0.58)	(0.44)	(0.14)	(0.13)	(0.24)

Net asset value, end of year	$15.89	$15.30	$13.98	$14.26	$13.23	$15.69	$15.10	$13.83	$14.10	$13.08

Total Investment Return[3]
Based on net asset value	9.09%	13.51%	(0.23)%	9.70%	5.66%[4]	8.04%	12.60%	(1.01)%	8.78%	4.93%[5]

Ratios to Average Net Assets
Total expenses	1.18%[6]	1.23%[7]	1.20%	1.23%	1.27%	2.10%[6]	2.08%[7]	2.00%	2.04%	2.07%

Total expenses excluding recoupment of past waived fees	1.18%[6]	1.23%[7]	1.20%	1.22%	1.27%	2.10%[6]	2.08%[7]	2.00%	2.02%	2.06%

Total expenses after fees waived, reimbursed and paid indirectly	1.14%[6]	1.20%[7]	1.20%	1.22%	1.26%	2.06%[6]	2.06%[7]	2.00%	2.04%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.14%[6]	1.19%[7]	1.19%	1.20%	1.26%	2.06%[6]	2.05%[7]	1.98%	2.02%	2.04%

Net investment income	0.98%[6]	1.28%[7]	1.61%	1.75%	2.04%	0.08%[6]	0.45%[7]	0.84%	0.91%	1.27%

Supplemental Data
Net assets, end of year (000)	$374,715	$390,209	$370,916	$385,511	$361,751	$12,730	$19,077	$31,595	$49,315	$69,934

Portfolio turnover	192%	324%[8]	401%[9]	400%[10]	354%[11]	192%	324%[8]	401%[9]	400%[10]	354%[11]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.42%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.69%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	29

Financial Highlights (concluded)	BlackRock Managed Volatility Portfolio

	Investor C
	Year Ended September 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.02	$13.76	$14.04	$13.04	$12.73

Net investment income[1]	0.04	0.08	0.13	0.14	0.15
Net realized and unrealized gain (loss)	1.17	1.64	(0.25)	1.02	0.43

Net increase (decrease) from investment operations	1.21	1.72	(0.12)	1.16	0.58

Dividends and distributions from:[2]
Net investment income	(0.05)	(0.15)	(0.16)	(0.16)	(0.08)
Net realized gain	(0.58)	(0.31)	—	—	(0.19)

Total dividends and distributions	(0.63)	(0.46)	(0.16)	(0.16)	(0.27)

Net asset value, end of year	$15.60	$15.02	$13.76	$14.04	$13.04

Total Investment Return[3]
Based on net asset value	8.29%	12.75%	(0.94)%	8.86%	4.99%[4]

Ratios to Average Net Assets
Total expenses	1.88%[5]	1.93%[6]	1.93%	1.94%	1.98%

Total expenses excluding recoupment of past waived fees	1.88%[5]	1.93%[6]	1.93%	1.94%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	1.83%[5]	1.90%[6]	1.93%	1.94%	1.98%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.83%[5]	1.90%[6]	1.92%	1.92%	1.98%

Net investment income	0.28%[5]	0.58%[6]	0.89%	1.05%	1.32%

Supplemental Data
Net assets, end of year (000)	$81,850	$86,947	$81,644	$84,367	$72,063

Portfolio turnover	192%	324%[7]	401%[8]	400%[9]	354%[10]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.75%.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

See Notes to Financial Statements.

30	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. BlackRock Managed Volatility Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	31

Notes to Financial Statements (continued)

by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statement of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from

32	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	33

Notes to Financial Statements (continued)

Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned

34	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including, equity risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	35

Notes to Financial Statements (continued)

on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from

(or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer),

36	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2013
Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$173,407

Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on foreign currency exchange contracts	701,641

Credit contracts	Net unrealized appreciation/depreciation[1]	209

Equity contracts	Net unrealized appreciation/depreciation[1]	1,672,655

Total		$2,547,912

Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on swaps; Options written at value	$969,008

Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on foreign currency exchange contracts	2,586,378

Equity contracts	Net unrealized appreciation/depreciation[1]	262,948

Total		$3,818,334

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$2,767,112
Swaps	951,251
Options[2]	(2,208,554)
Foreign currency exchange contracts:
Financial futures contracts	(39,179)
Foreign currency transactions	4,902,118
Credit contracts:
Swaps	488,785
Equity contracts:
Financial futures contracts	(5,101,040)
Options[2]	536,677
Other contracts:
Swaps	177,176

Total	$2,474,346

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(423,049)
Swaps	(279,403)
Options[2]	(3,744)
Foreign currency exchange contracts:
Financial futures contracts	168,185
Foreign currency translations	(151,786)
Credit contracts:
Swaps	(7,416)
Equity contracts:
Financial futures contracts	3,521,352

Total	$2,824,139

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	37

Notes to Financial Statements (continued)

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,375
Average number of contracts sold	761
Average notional value of contracts purchased	$138,387,752
Average notional value of contracts sold	$71,535,998
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	238
Average number of contracts - US dollars sold	211
Average US dollar amounts purchased	$258,807,684
Average US dollar amounts sold	$146,059,356
Options:
Average number of option contracts purchased	229
Average number of option contracts written	70
Average notional value of option contracts purchased	$31,940,500
Average notional value of option contracts written	$9,108,750
Credit default swaps:
Average number of contracts - buy protection	1
Average number of contracts - sell protection	2
Average notional value - buy protection	$219,838
Average notional value - sell protection	$1,692,096
Interest rate swaps:
Average number of contracts - pays fixed rate	7
Average number of contracts - receives fixed rate	3
Average notional value - pays fixed rate	$38,235,039
Average notional value - receives fixed rate	$31,336,231

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

38	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended September 30, 2013, the amount waived was $47,854.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock (Hong Kong) Limited (“BHK”), BlackRock (Singapore) Limited (“BSL”) and BlackRock Financial Management, Inc. (“BFM”), each an affiliate of the Manager, to serve as sub-advisors. The Manager pays BIL, BHK, BSL and BFM, for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2013, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Service	$4,628
Investor A	959,794
Investor B	157,935
Investor C	845,519
Total	$1,967,876

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2013, the Fund paid to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$12,381
Service	$2,768
Investor A	$11,461

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,514
Service	181
Investor A	104,488
Investor B	8,951
Investor C	5,068
Total	$120,202

For the year ended September 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$106,475
Service	4,454
Investor A	728,370
Investor B	56,405
Investor C	111,308
Total	$1,007,012

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	39

Notes to Financial Statements (continued)

the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended September 30, 2013, the Fund paid $393,441 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

For the year ended September 30, 2013, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	$17,457
Service	462
Investor A	95,887
Investor B	3,956
Investor C	21,118
Total	$138,880

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived – class specific in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.89%
Service	1.17%
Investor A	1.37%
Investor B	2.14%
Investor C	2.14%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent trustees. In addition, BlackRock had contractually agreed to waive 0.05% of its management fee until June 1, 2013.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations. For the year ended September 30, 2013, the Manager waived $183,535 of investment advisory fees, which is included in fees waived by Manager. Class specific expense waivers or reimbursements are as follows:

	Share Classes
	Institutional	Service	Investor B	Total
Administration Fees Waived	$2,805	$191	$222	$3,218
Transfer Agent Fees Waived	$228	$98	$128	$454
Transfer Agent Fees Reimbursed	$2,280	$268	—	$2,548

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which that share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2013, the Manager recouped waivers previously recorded of $17,576 and $125 for Institutional Shares and Service Shares, respectively.

On September 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2014	2015
Fund Level	—	$46,103
Institutional	—	$5,313
Service	$1,126	$557
Investor B	—	$350

Waivers of $849 previously recorded by the Fund, which were subject to recoupment by the Manager for Service Shares, expired on September 30, 2013.

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $14,197.

40	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

For the year ended September 30, 2013, affiliates received CDSCs as follows:

Investor A	$494
Investor B	$11,123
Investor C	$6,762

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended September 30, 2013, BIM received $5,999 in securities lending agent fees related to securities lending activities for the Fund.

During the year ended September 30, 2013, the Fund received a payment of $170,649 from an affiliate due to securities lending which is included in Other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2013, were $933,333,546 and $976,142,939, respectively.

Purchases and sales of US government securities for the Fund for the year ended September 30, 2013, were $1,553,500 and $13,733,985, respectively.

Transactions in options written for the year ended September 30, 2013 were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	—	—	—	—
Options written	764	$555,982	974	$1,147,423
Options closed	(735)	(526,635)	(945)	(1,110,280)

Outstanding options, end of year	29	$29,347	29	$37,143

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to the accounting for swap agreements and foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$10,727,003
Accumulated net realized gain	$(10,727,003)

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	09/30/13	09/30/12
Ordinary income	$14,123,543	$7,790,919
Long-term capital gain	11,941,640	11,420,355

Total	$26,065,183	$19,211,274

As of September 30, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$31,456,509
Undistributed long-term capital gains	26,450,331
Net unrealized gains[1]	24,430,033

Total	$82,336,873

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the accounting for swap agreements.

As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$581,521,758

Gross unrealized appreciation	$35,909,901
Gross unrealized depreciation	(10,310,085)

Net unrealized appreciation	$25,599,816

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	41

Notes to Financial Statements (continued)

8. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations

(issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,399,210	$85,173,661	2,777,761	$41,415,695
Shares issued in reinvestment of dividends	191,428	2,878,727	106,201	1,528,203
Shares redeemed	(1,155,843)	(17,865,866)	(1,910,890)	(28,040,751)

Net increase	4,434,795	$70,186,522	973,072	$14,903,147

Service
Shares sold	3,454	$52,993	20,096	$295,076
Shares issued in reinvestment of dividends	5,836	87,401	4,020	57,632
Shares redeemed	(22,814)	(351,502)	(18,831)	(276,832)

Net increase (decrease)	(13,524)	$(211,108)	5,285	$75,876

Investor A
Shares sold and automatic conversion of shares	1,134,995	$17,477,082	2,348,702	$34,606,617
Shares issued in reinvestment of dividends	1,224,911	18,341,023	940,966	13,509,595
Shares redeemed	(4,276,680)	(65,889,375)	(4,317,341)	(63,760,019)

Net decrease	(1,916,774)	$(30,071,270)	(1,027,673)	$(15,643,807)

42	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Investor B
Shares sold	11,692	$178,376	22,892	$334,005
Shares issued in reinvestment of dividends	45,316	669,151	60,727	858,151
Shares redeemed and automatic conversion of shares	(509,365)	(7,763,294)	(1,104,122)	(16,180,878)

Net decrease	(452,357)	$(6,915,767)	(1,020,503)	$(14,988,722)

Investor C
Shares sold	357,660	$5,416,805	942,369	$13,631,820
Shares issued in reinvestment of dividends	227,187	3,333,431	183,841	2,595,310
Shares redeemed	(1,127,929)	(17,124,018)	(1,269,056)	(18,440,045)

Net decrease	(543,082)	$(8,373,782)	(142,846)	$(2,212,915)

Total Net Increase (Decrease)	1,509,058	$24,614,595	(1,212,665)	$(17,866,421)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Managed Volatility Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Volatility Portfolio (the “Fund”), a series of BlackRock Funds, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Managed Volatility Portfolio as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2013:

Payable Date	10/19/12	12/14/12	1/03/13	4/18/13	7/19/13	October 2012 - September 2013
Qualified Dividend Income for Individuals[1]	24.40%	41.83%	41.83%	4.96%	4.96%	—
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	16.93%	28.25%	28.25%	2.50%	2.50%	—
Interest Related Dividends and Qualified Short-Term Capital Gain Dividends for Non US Residents[2]	16.23%	16.23%	16.23%	27.40%	27.40%	—
Federal Obligation Interest[3]	—	—	—	—	—	0.85%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $0.334451 per share to shareholders of record on December 12, 2012.

44	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Managed Volatility Portfolio, a series of the Trust (the “Fund”). The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. (“BFM”) with respect to the Fund (the “BFM Sub-Advisory Agreement), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock (Hong Kong) Limited (“BHK”) with respect to the Fund (the “BHK Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BSL,” and together with BFM, BIL and BHK, the “Sub-Advisors”) with respect to the Fund (the “BSL Sub-Advisory Agreement,” and together with the BFM Sub-Advisory Agreement, the BIL Sub-Advisory Agreement and the BHK Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and each of the Sub-Advisory Agreements between the Manager and the pertinent Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

1	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

46	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the second, second and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BFM Sub-Advisory Agreement between the Manager and BFM with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund, the BHK Sub-Advisory Agreement between the Manager and BHK with respect to the Fund and the BSL Sub-Advisory Agreement between the Manager and BSL with respect to the Fund, each for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 109 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 109 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 109 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 109 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 109 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 109 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 109 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 109 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 109 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 109 Portfolios	None

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	49

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 109 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 109 Portfolios	None

[1]  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

50	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	51

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, Scotland EH3 8JB	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019	BlackRock Financial Management, Inc. New York, NY 10055 BlackRock (Hong Kong) Limited Hong Kong	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	BlackRock (Singapore) Limited 079912 Singapore

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

52	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013	53

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

MV-9/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$22,163	$24,100	$0	$0	$12,850	$22,350	$0	$0
BlackRock Emerging Markets Dividend Fund	$35,263	$35,000	$0	$0	$3,000	$13,350	$0	$0
BlackRock Energy & Resources Portfolio	$26,663	$26,400	$0	$0	$12,850	$12,350	$0	$0
BlackRock Flexible Equity Portfolio	$19,763	$19,500	$0	$0	$12,850	$12,350	$0	$0
BlackRock Global Opportunities Portfolio	$24,063	$23,800	$0	$0	$0	$32,350	$0	$0
BlackRock Health Sciences Opportunities Portfolio	$19,763	$19,500	$0	$0	$3,000	$31,350	$0	$0
BlackRock International Opportunities Portfolio	$24,063	$23,800	$0	$0	$16,850	$28,850	$0	$0
BlackRock Managed Volatility Portfolio	$58,863	$58,600	$0	$0	$15,850	$27,850	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$19,763	$19,500	$0	$0	$12,850	$12,350	$0	$0
BlackRock Science & Technology Opportunities Portfolio	$23,563	$23,300	$0	$0	$12,350	$22,350	$0	$0
BlackRock Small Cap Growth Equity Portfolio	$22,163	$21,900	$0	$0	$12,850	$12,350	$0	$0
BlackRock U.S. Opportunities Portfolio	$22,163	$21,900	$0	$0	$12,850	$12,350	$0	$0
BlackRock World Gold Fund	$26,763	$26,500	$0	$0	$0	$13,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$12,850	$22,350
BlackRock Emerging Markets Dividend Fund	$3,000	$13,350
BlackRock Energy & Resources Portfolio	$12,850	$12,350
BlackRock Flexible Equity Portfolio	$12,850	$12,350
BlackRock Global Opportunities Portfolio	$0	$32,350
BlackRock Health Sciences Opportunities Portfolio	$3,000	$31,350
BlackRock International Opportunities Portfolio	$16,850	$28,850
BlackRock Managed Volatility Portfolio	$15,850	$27,850
BlackRock Mid-Cap Growth Equity Portfolio	$12,850	$12,350
BlackRock Science & Technology Opportunities Portfolio	$12,350	$22,350
BlackRock Small Cap Growth Equity Portfolio	$12,850	$12,350
BlackRock U.S. Opportunities Portfolio	$12,850	$12,350
BlackRock World Gold Fund	$0	$13,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: December 3, 2013